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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

Investment Company Act file number: 811-7978

                               ING Mayflower Trust
                               -------------------
               (Exact name of registrant as specified in charter)

               7337 E. Doubletree Ranch Rd., Scottsdale, AZ 85258
               --------------------------------------------------
               (Address of principal executive offices) (Zip code)

          C T Corporation System, 101 Federal Street, Boston, MA 02110
          ------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 1-800-992-0180
                                                    --------------

Date of fiscal year end: October 31
                         ----------

Date of reporting period: October 31, 2003
                          ----------------

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

ANNUAL REPORT

ANNUAL REPORT

OCTOBER 31, 2003
CLASSES A, B, C AND M


INTERNATIONAL EQUITY FUNDS

ING EMERGING COUNTRIES FUND
ING FOREIGN FUND
ING INTERNATIONAL FUND
ING INTERNATIONAL SMALLCAP GROWTH FUND
ING INTERNATIONAL VALUE FUND
ING PRECIOUS METALS FUND
ING RUSSIA FUND

GLOBAL EQUITY FUNDS

ING GLOBAL EQUITY DIVIDEND FUND
ING GLOBAL REAL ESTATE FUND
ING WORLDWIDE GROWTH FUND

[GRAPHIC]

[ING FUNDS LOGO]

                                TABLE OF CONTENTS

     President's Letter                                                       1
     Market Perspective                                                       3
     Portfolio Managers' Reports                                              4
     Index Descriptions                                                      24
     Independent Auditors' Report                                            25
     Statements of Assets and Liabilities                                    26
     Statements of Operations                                                30
     Statements of Changes in Net Assets                                     33
     Financial Highlights                                                    37
     Notes to Financial Statements                                           52
     Portfolios of Investments                                               68
     Shareholder Meeting Information                                         92
     Tax Information                                                         93
     Trustee and Officer Information                                         94

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

                               PRESIDENT'S LETTER

[PHOTO OF JAMES M. HENNESSY]
JAMES M. HENNESSY

Dear Shareholder,

What a difference a few months can make. In my last letter to our shareholders in the semi-annual report, it was hard to escape the sense of anxiety that many investors were experiencing. Now, six months later, I believe there may be a renewed sense of optimism among investors -- cautious optimism, to be sure, but optimism nevertheless.

And I believe there are good, solid reasons for this improved outlook. For one, many key corporations have been reporting profits in recent months. Granted, the numbers are modest, but they have been noteworthy, consistent and credible because many of these same companies are employing stricter accounting standards following the Enron debacle. Going hand-in-hand with these upbeat figures are the improving price-to-earning ratios and improving valuations that many investors are now seeing.

The reasons for renewed confidence reach beyond the shores of the U.S. as well. Overall, world markets are reporting strong gains. This is certainly true of Japan, where the economy has been showing welcome signs of recovery in recent months. That recovery, in turn, has helped trigger increases in business activity and consumer confidence there.

We are seeing similar surges in consumer confidence in several key European markets, and, although, some European markets remain sluggish, overall, financial benchmarks from Europe reflect steady growth. Markets in the United Kingdom, in particular, are reporting impressive returns, thanks in no small part to England's robust housing market as well as strong figures coming from the consumer in that country.

This renewed confidence has been tempered, however, by recent events and news stories concerning mutual fund trading practices, including after-hours trading and market timing. As with many financial services companies, ING Investments, LLC ("ING Investments"), investment adviser to the ING Funds, and affiliates of ING Investments (collectively, "ING") have received requests for information from various governmental and self-regulatory agencies in connection with investigations related to trading in investment company shares. In each case, full cooperation and responses are being provided. ING is also conducting an internal review of investment company share trading, as well as reviewing their policies and procedures in this area.

Also, I want to clearly state that ING Funds does not condone the illegal practice of after-hours trading. In addition, it has been our long-standing policy to discourage inappropriate fund trading in our funds. In fact, over the years, ING Funds has taken a variety of steps to address inappropriate fund trading activity. We were among the first fund groups to employ innovative techniques such as making extensive use of fair-value pricing for foreign securities.

ING Funds believes that mutual funds are an important vehicle for individual investors, because mutual funds provide the opportunity for investment in professionally managed and monitored, diversified portfolios. As such, we consider the fair treatment of committed investors to be of the utmost importance. We continue to look for effective strategies to address fund trading issues. We hope that the increased attention this issue is now receiving will make it easier for the industry to effectively address inappropriate fund trading in the future.

On behalf of everyone at ING Funds, thank you for your continued support. We look forward to helping you meet your investment goals in the future.

Sincerely,

/s/ James M. Hennessy


James M. Hennessy
President
ING Funds
December 2, 2003

                                        1
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

                                 MARKET PERSPECTIVE: YEAR ENDED OCTOBER 31, 2003

This was a tumultuous twelve months for the world's financial markets. Just before the period started, global equity markets seemed to have found a bottom. But by mid-March, as the six months covered by the semi-annual report drew to a close and war clouds gathered, markets were again reaching new multi-year lows. Japan would in fact have another two months to wait until the low point was reached. However, the second six months had hardly started, when major conflict in Iraq quickly ended. This meant that the risk which investors consider inherent in assets like stocks (the "risk premium(1)"), diminished just as fast. This theme was strongly supported by the U.S. FIXED INCOME MARKETS, more particularly in the words of Federal Open Markets Committee Chairman Alan Greenspan. In May he seemed to move markets by saying that the risk of deflation was small but that the Federal Reserve might even buy bonds to forestall it, and that a second half recovery was expected. This sounded like the best of all worlds: low interest rates for the foreseeable future and an improving economy. Since the U.S. economy accounts for about 30% of the world's total, such a scenario boosted global sentiment and global stock markets soared.

World EQUITY MARKETS had their best six months in years during the second half of the fiscal year. GLOBAL EQUITIES, as measured in dollars by the Morgan Stanley Capital International ("MSCI") World Index, jumped 19.7% (24.3% for the twelve months as a whole). In the U.S. the Standard & Poors ("S&P") 500 Index rose 15.6% (20.8% for the twelve months). In tune with the theme of the shrinking risk premium, small cap stocks did much better than mid cap stocks, which in turn substantially outperformed large cap stocks. In the U.S. there were increasingly encouraging signs in the economy. Second calendar quarter Gross Domestic Product ("GDP") growth estimates were revised up to 3.3%, within which corporate profits from current production rose 14.3% over the same quarter in 2002. Productivity growth was estimated at the remarkable rate of 6.8%. JAPAN'S market reached a twelve month low in May. Since then, having emerged from recession showing GDP growth of 3.0% in the second quarter of 2003, Japan's firmer economy continues to be driven primarily by exports, and especially by those connected to China's capital spending growth. In the six months ended October 31, 2003 the MSCI Japan Index rose 43.5%, and rose 33.2% for the year. However, internally, Japan is still beset by the problems of deflation and a banking system paralyzed by bad loans. Asia markets staged a remarkable comeback as the SARS story subsided and focus shifted to China's economic strength. China's rising influence on world markets became a dominant theme this year, as many industries are making investments aimed at participation in China's growth. In dollar terms, the MSCI Europe, Australia and Far East ("EAFE") Index returned 27.6%, with Asia ex-Japan rising 33.6% for the year ended October 31, 2003.

Asian currencies are gaining political attention in the U.S. The rising belief is that countries such as Japan, China and others aim to keep their currencies artificially low against the dollar in order to maintain an export advantage. Since the cost of such policies is the loss of U.S. manufacturing jobs, policy makers are now attempting to force the issue with our trading partners. It is likely Asian currencies will continue rising versus the dollar and will be an important investment consideration.

The period from November 2002 until October 2003 saw the RUSSIAN equity market continue its spectacular performance. However, this performance was overshadowed by developments that took place at the very end of October. In the last week of that month, government forces arrested Mikhail Khodorkovsky, the CEO of Yukos. Mr. Khodorkovsky was charged with tax evasion and fraud, and placed in a Moscow prison. It appeared to most market observers Mr. Khodorkovsky's arrest was driven by the political threat he represented to President Vladimir Putin, as well as parties that are believed to be loyal to the President. In the weeks and months prior to his arrest, Mr. Khodorkovsky had become more vocal about his political aspirations, and was known to be using his personal wealth to fund various opposition parties. Mr. Khodorkovsky has since resigned his position as the CEO of Yukos. However, the damage to Russian equities has already been done, as the market has fallen about 21.0% from its high in mid-October. More importantly, the arrest has raised questions globally as to whether Russia's political and economic transition to democracy since 2000, and its chief architect, Vladimir Putin, are genuine or not.

In EUROPE EX UK, economic stagnation and high unemployment caused by inflexible, high cost labor markets and higher than expected interest rates, depressed demand. Much of Europe has slipped back into recession during 2003. Gradually business confidence has returned and the governments in France and Germany which account for just over half of the Eurozone's GDP, have embarked on a program of labor and social security reform as well as tax reductions. Some business surveys in Germany are up six months in a row, and the awaited personal tax cuts were brought forward to 2003. In the six months ended October 31, 2003 the MSCI Europe, ex UK, Index rose 20.2%, and for the year, 27.6%. In the UK, the economy was much healthier than that of its European neighbors. Unemployment was low, inflation fairly tame, and while manufacturing remained at a low ebb, overall demand was bolstered by a free spending consumer cheered by the lowest interest rates since Churchill and a housing price boom. In the six months to October 31, 2003 the MSCI UK Index rose 18.3%, and for the year, 20.3%. EMERGING MARKETS, dominated by Asia, are the workshop of the world. Little surprise then that they have benefited the most by the falling risk premium demanded of them and a recovering global economy. In the six months ended October 31, 2003 the MSCI Emerging Markets Free ("EMF") Index rose 40.4%, and 48.7% for the year.

----------
(1) Risk premium is the expected additional return required by investors for securities that are perceived to be riskier than safer investments.

                 See accompanying index descriptions on page 24.

ING EMERGING COUNTRIES FUND                           Portfolio Managers' Report

MANAGEMENT TEAM: Jan Wim Derks, Director of Global Emerging Markets Equities; Bratin Sanyal, Senior Investment Manager; and Eric Conrads, Senior Investment Manager, all with ING Investment Management Advisors B.V., the Sub-Adviser.

GOAL: The ING Emerging Countries Fund (the "Fund") seeks to maximize long-term capital appreciation by investing primarily in equity securities of companies in at least three Emerging Market countries.

PERFORMANCE: For the year ended October 31, 2003, the Fund's Class A shares, excluding sales charges, provided a total return of 39.23% versus 48.74% for the MSCI Emerging Markets Free ("MSCI EMF") Index.

PORTFOLIO SPECIFICS: The Fund began the period with an overweight in Asia which we started trimming as South Korea began getting impacted by negative news from North Korea. We were also fairly quick in reducing China as SARS was reported there. However as the threat from SARS receded in early summer we increased our weighting in Asia, initially by adding to China, India and Thailand and thereby moving to an overweight in all these markets. Subsequently, we added significantly to Taiwan as foreign investment restrictions were lifted, allowing for several benchmark providers e.g. MSCI to consider increasing the investment factor in Taiwan. Such a move from the benchmark providers might lead to significant flows into Taiwanese equities. We have maintained a near neutral position in Korea as lower valuations seem balanced by poor economic fundamentals and the threat of fund outflows arising out of benchmark changes. Elsewhere in the region we maintained our neutral stance in Indonesia and an underweight position in Malaysia and the Philippines. Latin America was the best performing region within Emerging Markets gaining 60% driven by a spectacular performance from Brazil, up 91%. Having moved sideways for the first few months of the reporting period, Brazil gained sharply as the initial skepticism towards the new administration gave way to appreciation for conservative policy initiatives and new reform measures. Mexico's performance was a respectable 24% but gains were limited by concerns regarding the economic health of its largest trading partner, the United States. We have maintained our overweight in Latin America primarily via Brazil and Mexico. Recently, we have slightly reduced our positions in Brazil while maintaining our overweight stance. In the Europe, Middle East and Africa (EMEA) region we were overweight Eastern Europe and Russia while maintaining South Africa as an underweight. We have since reduced the weighting in Eastern Europe in favor of Asia as growth prospects in Asia brightened after the SARS crisis. However, we maintained our overweight in Russia via the oil sector until fairly late in the reporting period until forecasts for oil prices weakened with prospects of increased supply from countries like Venezuela, Nigeria and Iraq. We are continuing to maintain an underweight position in Russia because of rising political uncertainty and tentative corporate governance issues.

The Fund's under-performance can be attributed to the quality of the very sharp rally over the last ten months. Stocks with poorer balance sheets, often with a large debt load have seen bigger gains than stocks with a more sound financial standing. Moreover, small capitalization (and often illiquid) stocks have outperformed large cap stocks. The fund holdings are biased away from either of these classes of stocks as medium to long-term prospects for such stocks remain poor. Very volatile in/outflows leading to a turnover rate of approximately 250% over the reporting period was also a significant detractor of performance.

MARKET OUTLOOK: Several pieces of good economic news confirms our optimism over the last several months. Good industrial production figures from Japan, positive numbers from Germany and strong Gross Domestic Product from the U.S. all point to a potential broad based global economic recovery. Therefore, we remain constructive on the emerging markets asset class. Emerging markets may continue to offer good absolute returns, as we have seen in 2003 so far. We believe emerging markets may deliver relatively strong earnings growth of approximately 20% in 2004. We expect multiple expansion within the emerging markets as valuations remain at a deep discount to developed markets and at very low levels historically. For 2004 average Price/Earnings (P/E) are at around 10-12 times. Furthermore, emerging economies are expected to grow by 4.0% on average in 2003 and 5.2% in 2004. In addition, with the dividend yield of approximately 2.5% we also see yield support. Our investment strategy is to focus on countries where economic growth appears robust and on companies with improving cash flows, solid balance sheets and attractive valuations. We are currently finding the best opportunities in Brazil, Mexico, Taiwan, Thailand and India.

Portfolio Managers' Report                           ING EMERGING COUNTRIES FUND

[CHART]

              ING EMERGING COUNTRIES FUND CLASS    ING EMERGING COUNTRIES FUND CLASS
                     A WITH SALES CHARGE                A WITHOUT SALES CHARGE           MSCI EMF INDEX
11/28/94                           $      9,427                         $     10,000        $    10,000
10/31/95                           $      9,617                         $     10,202        $     8,501
10/31/96                           $     11,641                         $     12,348        $     9,052
10/31/97                           $     13,270                         $     14,077        $     8,284
10/31/98                           $      9,827                         $     10,425        $     5,717
10/31/99                           $     13,640                         $     14,469        $     8,268
10/31/2000                         $     13,549                         $     14,372        $     7,540
10/31/2001                         $      9,860                         $     10,460        $     5,771
10/31/2002                         $     10,334                         $     10,962        $     6,259
10/31/2003                         $     14,388                         $     15,263        $     9,309

                                              AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED OCTOBER 31, 2003
                                         -----------------------------------------------------------------------------
                                                               SINCE INCEPTION     SINCE INCEPTION    SINCE INCEPTION
                                                               OF CLASS A AND C      OF CLASS B         OF CLASS M
                                         1 YEAR     5 YEAR         11/28/94           05/31/95          08/05/2002
                                         ------     ------     ----------------    ---------------    ---------------
Including Sales Charge:
   Class A(1)                             31.21%      6.66%          4.16%                --                  --
   Class B(2)                             33.42%      7.03%            --               4.60%                 --
   Class C(3)                             37.42%      7.07%          3.94%                --                  --
   Class M(4)                             33.75%        --             --                 --               26.11%
Excluding Sales Charge:
   Class A                                39.23%      7.92%          4.85%                --                  --
   Class B                                38.42%      7.33%            --               4.60%                 --
   Class C                                38.42%      7.07%          3.94%                --                  --
   Class M                                38.62%        --             --                 --               29.79%
MSCI EMF Index                            48.74%     10.24%         -0.80%(5)           0.58%(6)           33.49%(7)

Based upon a $10,000 initial investment, the graph and table above illustrate the total return of ING Emerging Countries Fund against the MSCI EMF Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance table and graph do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Reflects deduction of the maximum Class M sales charge of 3.25%.

(5)  Since inception performance for index is shown from 12/01/94.

(6)  Since inception performance for index is shown from 06/01/95.

(7)  Since inception performance for index is shown from 08/01/02.

PRINCIPAL RISK FACTOR(S): Sensitivity to currency exchange rates, international, political and economic conditions and other risks that affect foreign securities. Risk of foreign investing are generally intensified for investments in emerging markets.

                 See accompanying index descriptions on page 24.

ING FOREIGN FUND                                      Portfolio Managers' Report

PORTFOLIO MANAGEMENT TEAM: Rudolph-Riad Younes, CFA, Senior Vice President and Head of International Equity and Richard Pell, Senior Vice President and Chief Investment Officer, both with Julius Baer Investment Management, Inc., the Sub-Adviser.

GOAL: The ING Foreign Fund (the "Fund") focuses on long-term growth of capital by investing primarily in international equity securities.

PERFORMANCE: For the period July 1, 2003 (inception date of the Fund) through October 31, 2003 the Fund's Class A shares, excluding sales chares, provided a total return of 10.10% compared to the Morgan Stanley Capital International Europe, Australia and Far East ("MSCI EAFE") Index, which returned 14.93%.

PORTFOLIO SPECIFICS: The Fund was launched on July 1, 2003. Over the past four months, our focus has been to position this new fund according to our international equity strategy. As the Fund began to grow in terms of net assets, we were able to expand the number of individual issues held for diversification purposes, consistent with our general philosophy for the management of international equities. At present, the Fund holds over 200 individual companies. The majority of these issues are within the developed markets of Canada, Australia, Europe and Japan. We also maintain approximately 12% within a variety of emerging markets. With the Fund now well positioned within our recommended strategy, we are focused on performance with the aim to seek to outperform the MSCI EAFE Index, which serves as our benchmark.

The underperformance of the Fund versus the benchmark was primarily due to underweighted positions in the Japanese and Hong Kong markets. Additionally, as the Fund did hold a position in cash equivalents during the period, this also negatively impacted the Fund's relative return. While we did invest in Japan, we were underweight versus the benchmark. Additionally, the Fund's underweight position within Hong Kong detracted from results amid an environment where investors were more comfortable adding to emerging markets generally.

MARKET OUTLOOK: Our current views for markets as well as recommended positioning are as follows:

The US dollar is likely to continue to decline over the next several years. It seems clear that the current administration favors a policy of gradual dollar depreciation. The huge U.S. current account deficit and negative real short-term rates place fundamental pressure on the value of the dollar. This view has important implications as to the sectors and individual companies that we purchase within the Fund. Specifically, companies that are largely dependent on US dollar earnings will likely come under pressure as we move forward.

We would characterize our views for Japan as cautiously optimistic. The Japanese market is benefiting from the boom in China (huge capital expenditure expansion). There have been positive external and internal forces at work in Japan that are creating positive momentum for the Japanese economy. We have shifted a portion of our Japanese investments away from exporters that may be hampered by a stronger yen, toward financials and domestic demand driven companies. As an extra benefit, these domestic companies also provide us with better diversification benefits for investments held within Europe than the exporters.

Over the past eight years as international equity managers, our positions held within the European equity markets often exceeded 80%. Currently, we have a position approaching only 56%. This reduced weighting to Europe is as a result of not only our Japanese investments, but also positions held within Emerging Markets.

Within Emerging Markets, we have broadened positions beyond our long time favorite, Eastern Europe, to include the following additional markets: Turkey, a long-term European Union convergence candidate; India, a technology outsourcing beneficiary; Brazil, a resource-rich beneficiary of the rise of China, which has an insatiable appetite for all types of raw materials. Additionally, the Brazilian Real is strengthening, interest rates are falling and debt burdens are easing.

Finally, with regard to China, rather than investing directly within this market, we prefer to focus on those beneficiaries of China's need for food, capital goods, metals and other resources. China's financial markets are small, and will likely remain so until the yuan becomes convertible (we do not anticipate this anytime soon). The horrific state of the Chinese banking system will likely be a huge problem for the equity market in the years ahead. Our indirect investments however should provide better protection while maintaining exposure to the structurally positive Chinese growth themes.

Portfolio Managers' Report                                      ING FOREIGN FUND

[CHART]

             ING FOREIGN FUND CLASS A WITH SALES CHARGE   ING FOREIGN FUND CLASS A WITHOUT SALES CHARGE   MSCI EAFE INDEX
7/1/2003                                      $   9,425                                      $   10,000        $   10,000
10/31/2003                                    $  10,377                                      $   11,010        $   11,493

                                                                     AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED
                                                                                      OCTOBER 31, 2003
                                                                    ---------------------------------------------------
                                                                    SINCE INCEPTION   SINCE INCEPTION   SINCE INCEPTION
                                                                      OF CLASS A        OF CLASS B        OF CLASS C
                                                                       07/01/03          07/08/03          07/03/03
                                                                    ---------------   ---------------   ---------------
                        Including Sales Charge:
                          Class A(1)                                     3.77%               --                --
                          Class B(2)                                       --              1.80%               --
                          Class C(3)                                       --                --              6.21%
                        Excluding Sales Charge:
                          Class A                                       10.10%               --                --
                          Class B                                          --              6.80%               --
                          Class C                                          --                --              7.21%
                        MSCI EAFE Index                                 14.93%(4)         14.93%(4)         14.93%(4)

Based upon a $10,000 initial investment, the graph and table above illustrate the total return of ING Foreign Fund against the MSCI EAFE Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance table and graph do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for index is shown from 07/01/03.

PRINCIPAL RISK FACTOR(S): Sensitivity to currency exchange rates, international, political and economic conditions and other risks that affect foreign securities. Risk of foreign investing are generally intensified for investments in emerging markets.

                 See accompanying index descriptions on page 24.

ING INTERNATIONAL FUND                                Portfolio Managers' Report

PORTFOLIO MANAGEMENT TEAM: Richard Saler, Senior Portfolio Manager and Philip Schwartz, Senior Portfolio Manager, both with Aeltus Investment Management, Inc., the Sub-Adviser.

GOAL: The ING International Fund (the "Fund") seeks to maximize long-term growth of capital through investment in equity securities and equity equivalents of companies outside the U.S. The Fund may hold up to 35% of its assets in securities of U.S. issuers, including investment-grade debt securities.

PERFORMANCE: For the year ended October 31, 2003, the Fund's Class A shares, excluding sales charges, provided a total return of 20.72%, compared to the Morgan Stanley Capital International Europe, Australia and Far East ("MSCI EAFE") Index, which returned 27.57% for the same period.

PORTFOLIO SPECIFICS: Over the last year the Fund was repositioned in anticipation of an improving economy. Stock selection was the primary reason for the Fund's weak relative performance, and choices among economic sectors were less significant. Cash holdings muted gains relative to the MSCI EAFE Index, but were somewhat offset by an underweight in health care. Information technology was a strong performer, and the Fund's weighting was in line with the MSCI EAFE Index. Stock selection suffered because the Fund favored financially strong companies at a time when financially challenged companies and small cap stocks were the market leaders. Stock selection was an adverse factor in materials, consumer discretionary and consumer staples stocks. Stock selection in financials and energy helped relative performance.

Individually, Australian insurer QBE made the biggest positive contribution, benefiting from strong pricing and cost controls. Other strong performers included generic drug maker Teva Pharmaceutical, and Japanese semiconductor equipment maker Tokyo Electron. Hurting performance was Sony, following a surprise earnings shortfall. Other negative performers were Japanese food retailer Ito-Yokado and UK publisher Pearson.

MARKET OUTLOOK: The investment landscape has changed dramatically from last year. Global economic activity has clearly improved as evidenced by strong Gross Domestic Product numbers in the U.S. and China. Australian and UK central banks are already raising interest rates. Investors must weigh the possibility of continued economic growth against less attractive stock prices and the potential for disappointment in 2004. Although rates may have begun an upward trend, it is expected the major central banks will be slow to adopt a tighter monetary policy. Of greater concern is the risk of slowing U.S. growth, as the effects of lower interest rates and tax cuts are largely played out. The managers see continued opportunities in emerging markets, and particularly in Asia. Defensive sectors such as food and beverage are also looking more attractive after a lengthy period of underperformance. In Japan, our focus remains on companies that are restructuring to improve profitability. We remain skeptical of Japan's ability to sustain economic growth. In Europe, we find mixed opportunities, where the strong Euro and structural rigidities continue to plague the region. Some structural reform is, however, slowly taking place in Germany. Europe is likely to continue to experience slow growth. We will continue to seek attractively valued stocks and sectors together with improving fundamentals.

Portfolio Managers' Report                                ING INTERNATIONAL FUND

[CHART]

             ING INTERNATIONAL FUND CLASS A     ING INTERNATIONAL FUND CLASS A
             WITH SALES CHARGE                  WITHOUT SALES CHARGE               MSCI EAFE INDEX
1/3/94                            $   9,425                          $  10,000           $  10,000
10/31/94                          $  10,603                          $  11,250           $  11,276
10/31/95                          $  10,113                          $  10,730           $  11,268
10/31/96                          $  11,546                          $  12,251           $  12,485
10/31/97                          $  12,395                          $  13,151           $  13,100
10/31/98                          $  13,495                          $  14,318           $  14,403
10/31/99                          $  17,410                          $  18,471           $  17,769
10/31/2000                        $  19,242                          $  20,416           $  17,295
10/31/2001                        $  15,127                          $  16,050           $  13,028
10/31/2002                        $  13,183                          $  13,987           $  11,343
10/31/2003                        $  15,915                          $  16,886           $  14,470

                                                   AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED OCTOBER 31, 2003
                                        -------------------------------------------------------------------------------------
                                                                    SINCE INCEPTION      SINCE INCEPTION      SINCE INCEPTION
                                                                      OF CLASS A           OF CLASS B           OF CLASS C
                                        1 YEAR        5 YEAR           01/03/94             08/22/00             09/15/00
                                        ------        ------        ---------------      ---------------      ---------------
Including Sales Charge:
   Class A(1)                            13.78%        2.14%             4.84%                   --                  --
   Class B(2)                            13.96%          --                --                -10.18%                 --
   Class C(3)                            17.97%          --                --                    --               -8.09%
Excluding Sales Charge:
   Class A                               20.72%        3.35%             5.47%                   --                  --
   Class B                               18.96%          --                --                 -9.39%                 --
   Class C                               18.97%          --                --                    --               -8.09%
MSCI EAFE Index                          27.57%        0.09%             3.83%(4)             -7.64%(5)           -7.64%(5)

Based upon a $10,000 initial investment, the graph and table above illustrate the total return of ING International Fund against the MSCI EAFE Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance table and graph do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for the index is shown from 01/01/94.

(5)  Since inception performance for the index is shown from 09/01/00.

Effective November 1, 2001, Class A shares liquidated within 30 days of purchase are subject to a 2% redemption fee.

PRINCIPAL RISK FACTOR(S): In exchange for higher growth potential, investing in stocks of smaller companies may entail greater price volatility than those of larger companies. Price volatility and other risks accompany an investment in growth-oriented foriegn equities. Currency exchange rates, international, political and economic conditions and other risk affect foreign securities. The risks of foreign investing are generally intensified for investing in emerging markets.

                 See accompanying index descriptions on page 24.

ING INTERNATIONAL SMALLCAP GROWTH FUND                Portfolio Managers' Report

PORTFOLIO MANAGEMENT TEAM: Horacio A. Valeiras, CFA, Chief Investment Officer and Loretta J. Morris, Lead Portfolio Manager, International, both with Nicholas-Applegate Capital Management, the Sub-Adviser.

GOAL: The International Small Cap Growth Fund (the "Fund") seeks to maximize long-term capital appreciation primarily through investments in equity securities of small-sized companies in countries outside of the U.S. believed to have growth potential.

PERFORMANCE: For the year ended October 31, 2003, the Fund's Class A shares, excluding sales charges, provided a total return of 38.26%. The Citigroup Europe, Pacific Australasia Composite Extended Market ("EPAC EM") Index rose 45.03% during the same period.

PORTFOLIO SPECIFICS: The Fund's holdings in almost every country and sector posted strong, double-digit returns. The Fund's relative underperformance was caused primarily by disappointing stock selection in technology companies.

During the period, investors in international small-cap stocks preferred safer, lower-growth names. This hurt the Fund's relative performance since holdings were concentrated in stocks with higher growth expectations, which can be somewhat more volatile. A modest underweight in Japan was another negative, as was stock selection in the technology and transportation sectors relative to the benchmark.

On the positive side, holdings in a number of sectors and countries helped performance versus the Citigroup EPAC EM. Issue selection among financial services companies was a plus. From a country perspective, select holdings in the United Kingdom and Switzerland outperformed the benchmark.

The Fund's best-performing stocks included UK-based Man Group, a publicly traded hedge fund that advanced on strong demand for its products; and Swiss Life, a multinational insurance and financial services firm which is undergoing a restructuring.

MARKET OUTLOOK: The upturn in economic and earnings growth worldwide and the more stable geopolitical climate bode well for international stock markets. We find the recent improvement in the U.S. employment market especially encouraging given we believe this has been a key risk to a sustained global recovery. We are also optimistic that corporations, which have held back on spending for several years, will once again make a contribution to global growth. As investors gain increased confidence in the persistence of the economic and earnings recovery, prices of international small-cap stocks should continue to climb higher. In particular, we are excited about the investment potential of many Asian companies that are leveraged to a cyclical resurgence in economic activity.

More importantly, we remain committed to consistently applying our proven investment philosophy and process in all market environments. Our focus is on identifying and making timely investments in companies poised to benefit from positive, sustainable change. We are confident that by adhering to our approach, we will meet our goal of delivering strong, long-term performance to shareholders.

Portfolio Managers' Report                ING INTERNATIONAL SMALLCAP GROWTH FUND

[CHART]

             ING INTERNATIONAL SMALLCAP GROWTH FUND CLASS A   ING INTERNATIONAL SMALLCAP GROWTH FUND CLASS A   CITIGROUP EPAC EMI
             WITH SALES CHARGE                                WITHOUT SALES CHARGE                             INDEX
8/31/94                                          $    9,427                                       $   10,000          $    10,000
10/31/94                                         $    9,374                                       $    9,944          $     9,882
10/31/95                                         $    9,064                                       $    9,615          $     9,398
10/31/96                                         $   10,556                                       $   11,198          $    10,529
10/31/97                                         $   12,889                                       $   13,672          $    10,048
10/31/98                                         $   14,905                                       $   15,811          $    10,161
10/31/99                                         $   26,267                                       $   27,864          $    11,994
10/31/2000                                       $   33,522                                       $   35,561          $    11,734
10/31/2001                                       $   22,031                                       $   23,370          $     9,485
10/31/2002                                       $   18,502                                       $   19,627          $     8,882
10/31/2003                                       $   25,580                                       $   27,135          $    12,882

                                                          AVERAGE ANNUAL TOTAL RETURNS
                                                     FOR THE PERIODS ENDED OCTOBER 31, 2003
                                        ----------------------------------------------------------------
                                                                    SINCE INCEPTION      SINCE INCEPTION
                                                                     OF CLASS A & C          OF CLASS B
                                        1 YEAR        5 YEAR           08/31/94             05/31/95
                                        ------        ------           --------             --------
Including Sales Charge:
   Class A(1)                            30.31%        10.09%            10.78%                 --
   Class B(2)                            32.30%        10.44%               --               12.62%
   Class C(3)                            36.28%        10.68%            10.73%                 --
Excluding Sales Charge:
   Class A                               38.26%        11.40%            11.50%                 --
   Class B                               37.30%        10.71%               --               12.62%
   Class C                               37.28%        10.68%            10.73%                 --
Citigroup EPAC EM Index                  45.03%         4.86%             2.80%(4)            3.78%(5)

Based upon a $10,000 initial investment, the graph and table above illustrate the total return of ING International SmallCap Growth Fund against the Citigroup EPAC EM Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance table and graph do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for index is shown from 09/01/94.

(5)  Since inception performance for index is shown from 06/01/95.

PRINCIPAL RISK FACTOR(S): In exchange for higher growth potential, investing in stocks of smaller companies may entail greater price volatility than investing in larger companies. Price volatility and other risks accompany an investment in growth-oriented foreign equities. Currency exchange rates, international, political and economic conditions and other risks affect foreign securities. Risks of foreign investing are generally intensified for investments in emerging markets.

                 See accompanying index descriptions on page 24.

ING INTERNATIONAL VALUE FUND                          Portfolio Managers' Report

PORTFOLIO MANAGEMENT TEAM: Brandes Investment Partners' Large Cap Investment Committee, the Sub-Adviser.

GOAL: The ING International Value Fund (the "Fund") seeks long-term capital appreciation by investing primarily in foreign companies with market capitalizations greater than $1 billion, but it may hold up to 25% of its assets in companies with smaller market capitalizations.

PERFORMANCE: For the twelve-month period ended October 31, 2003, the Fund's Class A shares, excluding sales charges, provided a total return of 35.11% compared to the Morgan Stanley Capital International Europe, Australia and Far East ("MSCI EAFE") Index, which returned 27.57% for the same period.

PORTFOLIO SPECIFICS: Gains for holdings in the diversified telecom services and commercial banking industries helped drive performance for the year ended October 31, 2003. Banca Intesa (Italy - communications equipment - 2.0% of the
Fund), Telefonica (Spain - diversified telecom services - 2.6%), and Deutsche Telekom (Germany - diversified telecom services - 2.6%) were among positions contributing to performance. Holdings in the communications equipment and oil & gas industries also tended to post gains.

On a country basis, holdings in Japan, Brazil, France, and Spain helped drive performance. Positions from these countries posting gains included Eletrobras (Brazil - electric utilities - 2.0%), Alcatel (France - communications equipment
- 2.7%), Sumitomo Mitsui Financial Group (Japan - commercial banking - 1.8%), and Repsol (Spain -oil & gas - 1.5%).

During the period, we sold positions such as Daiwa House (Japan - household durables - 0.0%), HSBC Holdings (United Kingdom - commercial banking - 0.0%), and Nortel Networks (Canada - communications equipment - 0.0%) as appreciation pushed their market prices toward our estimates of their fair values.

New purchases included Ahold (Netherlands - food & staples retailing - 0.9%) and Interbrew (Belgium - beverages - 1.0%). In addition, we took advantage of price weakness and added to select existing holdings at prices that we consider attractive.

MARKET OUTLOOK: As of October 31, 2003, the Fund's most significant weightings lie in Japan and the United Kingdom, and in the diversified telecom services and commercial banking industries.

While we offer no predictions regarding the short-term direction of international equity markets, we note that share price volatility can create new opportunities to purchase shares of strong companies at discounts to their underlying values.

Accordingly, we continue our search for undervalued companies that offer both long-term appreciation potential and an attractive margin of safety. We believe the broader market will eventually recognize the fundamental strengths of such companies, rewarding patient investors with favorable results over the long term.

Portfolio Managers' Report                          ING INTERNATIONAL VALUE FUND

[CHART]

                  ING INTERNATIONAL VALUE FUND CLASS A      ING INTERNATIONAL VALUE FUND CLASS A
                  WITH SALES CHARGE                         WITHOUT SALES CHARGE                      MSCI EAFE INDEX
3/6/95                                       $   9,427                                 $  10,000            $  10,000
10/31/95                                     $   9,993                                 $  10,600            $  10,870
10/31/96                                     $  11,216                                 $  11,897            $  12,044
10/31/97                                     $  14,000                                 $  14,851            $  12,636
10/31/98                                     $  15,381                                 $  16,316            $  13,894
10/31/99                                     $  20,388                                 $  21,627            $  17,141
10/31/2000                                   $  24,171                                 $  25,640            $  16,684
10/31/2001                                   $  20,331                                 $  21,566            $  12,567
10/31/2002                                   $  17,625                                 $  18,696            $  10,942
10/31/2003                                   $  23,812                                 $  25,259            $  13,959

                                                         AVERAGE ANNUAL TOTAL RETURNS
                                                    FOR THE PERIODS ENDED OCTOBER 31, 2003
                                        ----------------------------------------------------------------
                                                                    SINCE INCEPTION      SINCE INCEPTION
                                                                    OF CLASS A AND C       OF CLASS B
                                        1 YEAR        5 YEAR           03/06/95             04/18/97
                                        ------        ------        ----------------     ---------------
Including Sales Charge:
   Class A(1)                            27.34%         7.85%               --               10.53%
   Class B(2)                            29.11%         8.05%             9.12%                 --
   Class C(3)                            33.08%         8.34%               --               10.54%
Excluding Sales Charge:
   Class A                               35.11%         9.13%               --               11.29%
   Class B                               34.11%         8.34%             9.12%                 --
   Class C                               34.08%         8.34%               --               10.54%
MSCI EAFE Index                          27.57%         0.09%             3.92%(4)            2.03%(5)

Based upon a $10,000 initial investment, the graph and table above illustrate the total return of ING International Value Fund against the MSCI EAFE Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance table and graph do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for index is shown from 03/01/95.

(5)  Since inception performance for index is shown from 05/01/97.

PRINCIPAL RISK FACTOR(S): In exchange for higher growth potential, investing in stocks of smaller companies may entail greater price volatility than those of larger companies. International investing does pose special risks not found in investments that are solely domestic. The risks of foreign investing are generally intensified for investing in emerging markets.

                 See accompanying index descriptions on page 24.

ING PRECIOUS METALS FUND                              Portfolio Managers' Report

PORTFOLIO MANAGEMENT TEAM: James A. Vail, C.F.A., Vice President and Portfolio Manager with Aeltus Investment Management, Inc., the Sub-Adviser.

GOAL: The ING Precious Metals Fund (the "Fund") seeks to attain capital appreciation and hedge against the loss of buying power of the U.S. dollar as may be obtained through investment in gold and securities of companies engaged in mining or processing gold throughout the world.

PERFORMANCE: For the year ended October 31, 2003 the Fund's Class A shares, excluding sales charges, provided a total return of 57.73% compared to the Standard & Poors ("S&P") 500 Index, Gold Bullion and Financial Times ("FT") Gold Mines Index which returned 20.80%, 21.88% and 54.05%, respectively, for the same period.

PORTFOLIO SPECIFICS: The ING Precious Metals Fund (the "Fund") seeks to attain capital appreciation and hedge against the loss of buying power of the U.S. dollar through investment in gold bullion and in the securities of companies engaged in the mining or processing of gold and other precious metals and materials. The fundamentals for the gold sector remained positive throughout the reporting period, fostered by continued international tensions, U.S. Dollar volatility, lower interest rates globally, and reduced producer hedging. Additionally, the sector continues to consolidate, bringing greater discipline and efficiency to the production equation. Lastly, gold as an alternative asset class appears to be gaining attention from individual and institutional investors around the world.

During the year the Fund increased its exposure to emerging junior exploration and development companies. Senior producers are constantly looking for new sources of resources and reserves, and these smaller companies could provide needed ounces. In the last year these names provided solid out-performance in relation to the benchmark. Consolidation continues with Ashanti Goldfield being taken by AngloGold Limited, and we believe this trend will likely continue.

MARKET OUTLOOK: Industry fundamentals continue to be strong, and gold prices are moving higher, achieving levels not seen in recent years. The key going forward remains the weakening U.S. dollar. As gold becomes more affordable in foreign currencies, we believe demand should increase. Demand could also be supported as hedged producers seek to increase exposure to higher metal prices by reducing or eliminating their hedge books. Finally, the World Gold Council is pursuing an exchange traded fund redeemable into gold bullion which should layer another level onto existing gold demand.

Portfolio Managers' Report                              ING PRECIOUS METALS FUND

[CHART]

             ING PRECIOUS METALS FUND CLASS A    ING PRECIOUS METALS FUND CLASS A
             WITH SALES CHARGE(a)                WITHOUT SALES CHARGE(b)
10/31/93                           $    9,430                          $   10,000
10/31/94                           $   11,228                          $   11,906
10/31/95                           $    9,302                          $    9,864
10/31/96                           $   11,273                          $   11,954
10/31/97                           $    7,224                          $    7,660
10/31/98                           $    6,307                          $    6,687
10/31/99                           $    6,307                          $    6,687
10/31/2000                         $    4,288                          $    4,547
10/31/2001                         $    5,769                          $    6,118
10/31/2002                         $    8,366                          $    8,872
10/31/2003                         $   13,196(a)                       $   13,993(b)

             S&P 500 INDEX(c)        GOLD BULLION(d)      FT GOLD MINES INDEX(e)
10/31/93            $  10,000              $  10,000                   $  10,000
10/31/94            $  10,387              $  10,383                   $  10,922
10/31/95            $  13,133              $  10,351                   $   8,729
10/31/96            $  16,297              $  10,266                   $   9,511
10/31/97            $  21,531              $   8,424                   $   6,289
10/31/98            $  26,266              $   7,906                   $   5,636
10/31/99            $  33,008              $   8,090                   $   4,958
10/31/2000          $  35,018              $   7,162                   $   3,010
10/31/2001          $  26,297              $   7,548                   $   4,275
10/31/2002          $  22,325              $   8,581                   $   5,442
10/31/2003          $  26,968(c)           $  10,458(d)                $   8,383(e)

                                                  AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                                     PERIODS ENDED OCTOBER 31, 2003
                                        --------------------------------------------------------
                                        1 YEAR                   5 YEAR                  10 YEAR
                                        ------                   ------                  -------
Including Sales Charge:
   Class A(1)                            48.66%                   14.54%                    2.80%
Excluding Sales Charge:
   Class A                               57.73%                   15.90%                    3.42%
 S&P 500 Index                           20.80%                    0.53%                   10.43%
 Gold Bullion                            21.88%                    5.73%                    0.44%
 FT Gold Mines Index                     54.05%                    8.18%                   -1.77%

Based upon a $10,000 initial investment, the graph and table above illustrate the total return of ING Precious Metals Fund against the S&P 500 Index, Gold Bullion and FT Gold Mines Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance table and graph do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

PRINCIPAL RISK FACTOR(S): Price volatility due to non-diversification and concentration in the gold/precious metals industry. The market for gold and other precious metals is widely unregulated and is located in foreign countries that have the potential for instability. Precious metals earn no income, have higher transaction/storage costs and realize gain only with an increase in market price. International investing does pose special risks including currency fluctuation, economic and political risk not found in investments that are soley domestic. Risk of foreign investing are generally intensified for investments in emerging markets.

                 See accompanying index descriptions on page 24.

ING RUSSIA FUND                                       Portfolio Managers' Report

PORTFOLIO MANAGEMENT TEAM: Samuel Oubadia, Senior Investment Manager - Emerging Markets Equities, Michiel Bootsma, Investment Manager - Emerging Markets Equities, Jan Wim Derks, Director - Head of Emerging Markets Equities,
Fritz Moolhuizen - Managing Director, Head of Equities, all with ING Investment Management Advisors B.V., the Sub-Adviser.

GOAL: The ING Russia Fund (the "Fund") seeks long-term capital appreciation through investments primarily in equity securities of Russian companies.

PERFORMANCE: For the year ended October 31, 2003, the Fund's Class A shares, excluding sales charges, provided a total return of 58.98%. In the same period the Moscow Times Index and Russian Trading System Index (RTS) returned 46.25% and 45.93% respectively.

PORTFOLIO SPECIFICS: Several key holdings have been behind the very strong performance of the Russia Fund. These include Russia's largest mining company, Norilsk Nickel. The stock gained a whopping 160.0% over the relevant period primarily in response to high nickel and copper prices. The company is increasingly broadening its activities and is becoming more involved in the production of precious metals. Norilsk has long been a producer of palladium. However, a series of acquisitions has turned Norilsk into an important producer of gold as well. By some estimates, Norilsk may be among the world's 10 largest gold producers by the end of 2003.

Another one of the market's outstanding performers was the steel company Severstal. The Russia Fund steadily increased its position in Severstal over the past year. The company's shares gained about 102.0% from November 2002 until October 2003. Again, high steel prices were the main driver behind the rise in Severstal's share price.

The stock that stood out in the Oil & Gas sector was the gas giant, Gazprom. The company's shares rose on the news that the ring fence, which prevents most foreign shareholders from holding local Gazprom shares, will likely be lifted before the end of 2004. Investors in the Russian market have been waiting for this development for quite some time, as Gazprom's local share trades at a substantial discount to the London-listed ADR (American Depository Receipt). Gazprom ADRs gained almost 80.0% over the relevant period.

MARKET OUTLOOK: Our fundamental view on the Russian economy has not changed significantly. We expect real GDP growth of 4%-6% in 2004. Although the surplus in the current account (as a percentage of GDP) will likely decrease, it should still remain in the range of 2%-3%. Finally, we expect a balanced federal budget for 2004.

In spite of the positive outlook for the Russian economy, the Russian equity market currently faces what is perhaps its first real test in some time. Some investors will clearly be put off by the recent political turmoil surrounding Yukos and its former CEO. It is reasonable to believe that at least a portion of these investors will choose to wait and see how the story develops before returning to the market. The next six-month period will see (at least) two critical points. They are the parliamentary elections in early December, and the Presidential elections in March of 2004. Until then, we can expect the market to remain volatile, as investors may fear that the Kremlin will try to silence some of its other political opponents. Nevertheless, we believe that these elections will pass relatively smoothly. Once the election period has passed, we would expect market participants to again turn their attention on Russia's economic fundamentals, and developments regarding the reform process.

Portfolio Managers' Report                                       ING RUSSIA FUND

[CHART]

             ING RUSSIA FUND CLASS A    ING RUSSIA FUND CLASS A
             WITH SALES CHARGE(a)       WITHOUT SALES CHARGE(b)    MOSCOW TIMES INDEX(c)    RUSSIAN TRADING SYSTEM INDEX(d)
7/3/96                      $  9,425                  $  10,000                $  10,000                          $  10,000
10/31/96                    $  8,227                  $   8,729                $   9,433                          $   8,719
10/31/97                    $ 16,951                  $  17,986                $  23,697                          $  20,685
10/31/98                    $  2,434                  $   2,583                $   3,057                          $   2,933
10/31/99                    $  3,860                  $   4,096                $   5,745                          $   4,985
10/31/2000                  $  7,059                  $   7,490                $  11,609                          $   9,616
10/31/2001                  $  7,937                  $   8,422                $  13,276                          $  10,419
10/31/2002                  $ 11,995                  $  12,727                $  23,815                          $  18,584
10/31/2003                  $ 19,199(a)               $  20,371(b)             $  34,829(c)                       $  27,119(d)

                                                      AVERAGE ANNUAL TOTAL RETURNS FOR THE
                                                         PERIODS ENDED OCTOBER 31, 2003
                                             ------------------------------------------------------
                                                                                    SINCE INCEPTION
                                             1 YEAR               5 YEAR               07/03/96
                                             ------               ------            ---------------
Including Sales Charge:
   Class A(1)                                 49.84%               49.13%                9.20%
Excluding Sales Charge:
   Class A                                    58.98%               50.94%               10.09%
 Moscow Times Index                           46.25%               62.70%               17.73%(2)
 Russian Trading System Index                 45.93%               56.04%               13.17%(2)

Based upon a $10,000 initial investment, the graph and table above illustrate the total return of ING Russia Fund against the Moscow Times Index and the Russian Trading System Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance table and graph do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2)  Since inception performance for index is shown from 07/01/96.

Redemptions on shares held less than 365 days are subject to a redemption fee of 2% of the redemption proceeds.

PRINCIPAL RISK FACTOR(S): Increased price volatility and other risks that accompany an investment in equity securities of issuers in a single region. The Fund is a non-diversified portfolio. Concentration may lead to higher share-price volatility. Currency exchange rates, international, political and economic conditions and other risks affect foreign securities.

                 See accompanying index descriptions on page 24.

ING GLOBAL EQUITY DIVIDEND FUND                       Portfolio Managers' Report

PORTFOLIO MANAGEMENT TEAM: A team of investment professionals led by Jorik van den Bos, Director in the Global Equities team and Joris Franssen, Portfolio Manager and member of the Global Equities team both with ING Investment Management Advisors B.V., the Sub-Adviser.

GOAL: The ING Global Equity Dividend Fund (the "Fund") seeks growth of capital with dividend income as a secondary consideration through investment primarily in equity securities of dividend paying companies.

PERFORMANCE: For the period September 17, 2003 (inception date of the Fund) through October 31, 2003 the Fund's Class A shares, excluding sales charges, provided a total return of 4.90% compared to the Morgan Stanley Capital International ("MSCI") World Index and the FTSE World Index which returned 5.95% and 6.03%, respectively.

PORTFOLIO SPECIFICS: During the reporting period the Fund benefited from consolidation of US tobacco companies and US regional banks. Bank of America made an offer for FleetBoston Financial, which probably will create the world's third biggest banking acquisition. Other regional banks performed well on the back of this news as investors expect that it will trigger more industry takeovers. RJ Reynolds and British American Tobacco agreed to combine their US cigarette operations. On top of that US tobacco companies took advantage of easing litigation risk. Phillip Morris USA had a favorable court ruling in Illinois where the Illinois Supreme Court lowered the deposit that the company must post to appeal.

The Fund also profited from its position in the Industrial sector, due to its operational leverage, and European financials, given their equity-market-related exposure. Defensive sectors like European utilities and the oil majors were lagging and had a negative contribution to the relative performance of the Fund.

On a regional basis, several countries in South-East Asia, like Hong Kong and China, had a strong performance as low valuations and above average growth for the region attracted many investors.

During the reporting period we sold several stocks. We sold Huaneng Power and Pitney Bowes as the dividend yield dropped below our threshold after a strong increase for their share prices. Eastman Kodak was sold after its dividend was cut more than expected. Eastman Kodak has cut its dividend for the first time in history as sales of consumer films are falling and the company needs cash to expand into digital markets. The proceeds of our sales were invested in the U.S. utility DTE Energy, which dividend yield is very attractive and we foresee some upcoming events that could trigger a re-rating. We also bought Shin Corp and Citic Pacific. Both companies have an attractive dividend yield. Next to that they own a diversified portfolio of assets who clearly will benefit if the recovery of the Asian region will continue.

MARKET OUTLOOK: The outlook for the Fund remains positive. We have investments in defensive sectors like Utilities, Real Estate and Consumer Staples. We believe these sectors are relatively cheap, less dependent on the economic environment and offer stable, high dividend yields. This will probably result in outperformance versus global equities if they fall further.

If the equity markets move sideways, stock selection and our consistent, disciplined strategy may add value. It should result in positive absolute returns and outperformance of global equities.

We believe, only in the case of a strong rally will it be difficult to outperform global equities. If the rally is broadly driven, investments in Financials and more cyclical sectors like Industrials and Basic Materials are also expected to show a strong performance. A rally driven by growth stocks (especially IT or HealthCare) may be the most difficult environment for the Fund. Although we do not expect that absolute returns will be negative in that scenario.

Regardless of any scenario, the Fund will always look for countries, sectors or individual stocks to exploit any (temporary) undervaluations that often take place.

Portfolio Managers' Report                       ING GLOBAL EQUITY DIVIDEND FUND

[CHART]

             ING GLOBAL EQUITY         ING GLOBAL EQUITY
             DIVIDEND FUND CLASS A     DIVIDEND FUND CLASS A
             WITH SALES CHARGE(a)      WITHOUT SALES CHARGE(b)     MSCI WORLD INDEX(d)     FTSE WORLD INDEX(c)
9/17/2003                $   9,425                  $   10,000             $    10,940              $   10,940
10/31/2003               $   9,887(a)               $   10,490(b)          $    10,595(c)           $   10,603(d)

                                                             AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED
                                                                              OCTOBER 31, 2003
                                                        -------------------------------------------------------------
                                                        SINCE INCEPTION        SINCE INCEPTION        SINCE INCEPTION
                                                          OF CLASS A             OF CLASS B             OF CLASS C
                                                           09/17/03               10/24/03               10/29/03
                                                        ---------------        ---------------        ---------------
                   Including Sales Charge:
                     Class A(1)                              -1.13%                    --                     --
                     Class B(2)                                 --                  -3.25%                    --
                     Class C(3)                                 --                     --                  -0.62%
                   Excluding Sales Charge:
                     Class A                                  4.90%                    --                     --
                     Class B                                    --                   1.75%                    --
                     Class C                                    --                     --                   0.38%
                   MSCI World Index                           5.95%(4)               5.95%(4)               5.95%(4)
                   FTSE World Index                           6.03%(4)               6.03%(4)               6.03%(4)

Based upon a $10,000 initial investment, the graph and table above illustrate the total return of ING Global Equity Dividend Fund against the MSCI World Index and FTSE World Index. The Indices are unmanaged and have no cash in their portfolios, impose no sales charges and incur no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance table and graph do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% for the since inception return.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for the index is shown from 10/01/03.

PRINCIPAL RISK FACTOR(S): Price volatility and other risks that accompany an investment in growth-oriented foreign equities. Sensitivity to currency exchange rates, international, political and economic conditions and other risks that affect foreign securities. The Fund may also invest in small and medium sized companies, which may be more susceptible to price volatility than larger companies. Risks of foreign investing are generally intensified for investments in emerging markets.

                 See accompanying index descriptions on page 24.

ING GLOBAL REAL ESTATE FUND                           Portfolio Managers' Report

PORTFOLIO MANAGEMENT TEAM: T. Ritson Ferguson, Chief Investment Officer; Kenneth
D. Campbell, Managing Director and Steven D. Burton, Director and Portfolio Manager, all with Clarion CRA Securities, L.P., the Sub-Adviser.

GOAL: The ING Global Real Estate Fund (the "Fund") seeks to provide investors with high total return primarily through investments in equity securities of companies that are principally engaged in the real estate industry.

PERFORMANCE: For the year ended October 31, 2003, the Fund's Class A shares, excluding sales charges, provided a total return of 33.77% compared to the Citigroup World Property Index which returned 35.68%.

PORTFOLIO SPECIFICS: The outperforming region over the past twelve months was the Asia-Pacific region which reflected a rebound in sentiment among investors towards the countries whose economic growth is leveraged to a global economic turnaround and continued strong growth from China. Hong Kong, Japan and Australia were the top major country performers over the past year, up 39.5%, 38.5% and 37.7%, respectively, versus Europe and North America, up 34.0% and 34.6%, respectively. The Fund underperformed its benchmark primarily as the result of being underweight the Asia-Pacific countries, particularly Hong Kong and Japan, both of which have garnered the lion's share of their annual gains over the past three months (Hong Kong is +33.7% over the past three months and Japan +38.3%). The Fund remains modestly underweight these highly volatile countries and remains overweight the more attractively valued European region.

Currency continues to play an important role in total returns for the Fund, as the Fund has benefitted from a weakening U.S. dollar versus other currencies. Over the past year, the U.S. dollar has weakened 26.4% versus the Australian dollar, 18.6% versus the Canadian dollar, 16.5% versus the Euro, 11.5% versus the Japanese Yen and 8.9% versus the British pound. The portfolio management team believes over the next 12 months a U.S. dollar which remains in a trading range consistent with current exchange rate levels.

MARKET OUTLOOK: Global property companies have provided strong absolute and relative returns when compared to broad equities over the past several years. Through an average 4-5% dividend yield plus 1-3% prospective annual earnings growth, global property stocks continue to be well-positioned to conservatively deliver attractive total returns over the next several years. Valuation disparities continue to provide investment opportunity as real estate stocks globally trade at a 5% discount on average to estimated private market valuations. Additionally, the low correlation with broad equities continues to provide diversification benefits in a volatile equities environment.

Portfolio Managers' Report                           ING GLOBAL REAL ESTATE FUND

[CHART]

             ING GLOBAL REAL ESTATE FUND CLASS A     ING GLOBAL REAL ESTATE FUND CLASS A
             WITH SALES CHARGE(a)                    WITHOUT SALES CHARGE(b)                 CITIGROUP WORLD PROPERTY INDEX(c)
11/5/2001                             $    9,426                              $   10,000                            $   10,000
10/31/2002                            $   10,130                              $   10,747                            $   10,475
10/31/2003                            $   13,551(a)                           $   14,377(b)                         $   14,212(c)

                                                               AVERAGE ANNUAL TOTAL RETURNS
                                                          FOR THE PERIODS ENDED OCTOBER 31, 2003
                                          -------------------------------------------------------------------------
                                                        SINCE INCEPTION        SINCE INCEPTION      SINCE INCEPTION
                                                          OF CLASS A             OF CLASS B           OF CLASS C
                                          1 YEAR           11/05/01               03/15/02             01/08/02
                                          ------        ---------------        ---------------      ---------------
Including Sales Charge:
   Class A(1)                              26.08%           16.53%                    --                   --
   Class B(2)                              27.83%              --                  13.61%                  --
   Class C(3)                              31.89%              --                     --                16.20%
Excluding Sales Charge:
   Class A                                 33.77%           20.05%                    --                   --
   Class B                                 32.83%              --                  15.86%                  --
   Class C                                 32.89%              --                     --                16.20%
Citigroup World Property Index(7)          35.68%           19.21%(4)              19.35%(5)            17.55%(6)

Based upon a $10,000 initial investment, the graph and table above illustrate the total return of ING Global Real Estate Fund against the Citigroup World Property Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance table and graph do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 4%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the since inception return.

(4)  Since inception performance for index is shown from 11/01/01.

(5)  Since inception performance for index is shown from 03/01/02.

(6)  Since inception performance for index is shown from 01/01/02.

(7)  Formerly the Salomon Smith Barney World Property Index.

PRINCIPAL RISK FACTOR(S): Investments in issuers that are principally engaged in real estate, including REITs (Real Estate Investment Trust), may subject the Fund to risks similar to those associated with the direct ownership of real estate (in addition to securities market risk). These companies are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. REITs may also be affected by tax and regulatory requirements. The Fund may invest in foreign securities. International investing poses special risks not found in investments that are solely domestic, including currency fluctuations, lower liquidity, political and economic uncertainties, and differences in accounting standards. The Fund may invest in small- and medium-sized companies, which may be more susceptible to price swings than larger companies. Securities of smaller companies trade in lower volume and may be less liquid than securities of larger, more established companies.

                 See accompanying index descriptions on page 24.

ING WORLDWIDE GROWTH FUND                             Portfolio Managers' Report

PORTFOLIO MANAGEMENT TEAM:

DOMESTIC EQUITY COMPONENT: Managed by a team of investment professionals led by James Vail, CFA, Senior Vice President and Portfolio Manager with Aeltus Investment Management, Inc., the Sub-Adviser.

INTERNATIONAL COMPONENT: Managed by a team of investment professionals led by Richard Saler and Philip Schwartz each a Senior Vice President and Director of International Investment Strategy with Aeltus Investment Management, Inc., the Sub-Adviser.

GOAL: The ING Worldwide Growth Fund (the "Fund") seeks maximum long-term capital appreciation.

PERFORMANCE: For the year ended October 31, 2003, the Fund's Class A shares, excluding sales charges, provided a total return of 19.42%, compared to the Morgan Stanley Capital International ("MSCI") World Index, which returned 24.32% for the same period.

PORTFOLIO SPECIFICS, DOMESTIC: The period was characterized by positive investor response to the generally declining interest rate environment, continued high levels of consumer spending and a gradually improving domestic economy. During the third quarter, slightly improved mid-year earnings reports indicated confirmation of the positive trend, further encouraging investors to bid equity prices higher. In the early months of the reporting period investors continued their preference for value stocks over growth names, to the point where relative valuations, in terms of price-to-earnings ratios, of many slow growing and even unprofitable companies rose to levels usually associated only with successful, faster growing growth names. As the period unfolded, however, investors perceived that actual growth in earnings and shareholder equity had begun to accelerate, and the two styles produced virtually identical performance. Since the domestic portion of the Fund seeks genuine growth opportunities selling at attractive valuations, this shift in market leadership was beneficial to performance.

The domestic portion of the Fund benefited from its holdings in Tyco, Yahoo and JP Morgan Chase, and not holding Johnson & Johnson, which underperformed. Performance was held back somewhat by our under-ownership of semiconductor stocks, exemplified by Intel, which were among the market leaders.

PORTFOLIO SPECIFICS, INTERNATIONAL: Over the last year the Fund was repositioned in anticipation of an improving economy. Stock selection was the primary reason for the fund's weak relative performance, and choices among economic sectors were less significant. Cash holdings muted gains relative to the MSCI Europe, Australia and Far East ("EAFE") Index, but were somewhat offset by an underweight in health care, which underperformed. Information technology was a strong performer, and the Fund's weighting was in line with the MSCI EAFE Index. Stock selection suffered because the Fund favored financially strong companies at a time when financially challenged companies and small cap stocks were the market leaders. Stock selection was an adverse factor in materials, consumer discretionary and consumer staples stocks. Stock selection in financials and energy helped relative performance.

Individually, Australian insurer QBE made the biggest positive contribution, benefiting from strong pricing and cost controls. Other strong performers included generic drug maker Teva Pharmaceutical, and Japanese semiconductor equipment maker Tokyo Electron. Hurting performance was Sony, following a surprise earnings shortfall. Other negative performers were Japanese food retailer Ito-Yokado and UK publisher Pearson.

MARKET OUTLOOK, DOMESTIC: We continue to believe the fiscal, monetary and macro-economic stimuli should be positive for domestic equity markets over the intermediate term. Third quarter preliminary Gross Domestic Product ("GDP") growth of 7.2% reflects a temporary burst of growth, and although unsustainable at that high level, suggests potential for corporate profit growth over the next several quarters. Moreover, representatives of corporate management in recent interviews have expressed guarded optimism with respect to the outlook for near term business conditions.

On balance, we believe the domestic holdings are well positioned for the economic and market environment we anticipate over the near to intermediate term. Nevertheless, we continue to search for attractive opportunities which offer above average growth that is not fully reflected in current share prices.

MARKET OUTLOOK, INTERNATIONAL: The investment landscape has changed dramatically from last year. Global economic activity has clearly improved as evidenced by strong GDP numbers in the U.S. and China. Australian and UK central banks are already raising interest rates. Investors must weigh the possibility of continued economic growth against less attractive stock prices and the potential for disappointment in 2004. Although rates may have begun an upward trend, it is expected the major central banks will be slow to adopt a tighter monetary policy. Of greater concern is the risk of slowing U.S. growth, as the effects of lower interest rates and tax cuts are largely played out. The managers see continued opportunities in emerging markets, and particularly in Asia. Defensive sectors such as food and beverage are also looking more attractive after a lengthy period of underperformance. In Japan, our focus remains on companies that are restructuring to improve profitability. We remain skeptical of Japan's ability to sustain economic growth. In Europe, we find mixed opportunities, where the strong Euro and structural rigidities continue to plague the region. Some structural reform is, however, slowly taking place in Germany. Europe is likely to continue to experience slow growth. We will continue to seek attractively valued stocks and sectors together with improving fundamentals.

Portfolio Managers' Report                             ING WORLDWIDE GROWTH FUND

[CHART]

                   ING WORLDWIDE FUND CLASS A     ING WORLDWIDE FUND CLASS A
                   WITH SALES CHARGE(a)           WITHOUT SALES CHARGE(b)        MSCI WORLD INDEX(c)
10/31/93                           $    9,424                     $   10,000              $   10,000
10/31/94                           $   10,265                     $   10,892              $   10,817
10/31/95                           $   10,951                     $   11,621              $   11,902
10/31/96                           $   12,554                     $   13,322              $   13,905
10/31/97                           $   15,298                     $   16,324              $   16,303
10/31/98                           $   17,324                     $   18,383              $   18,861
10/31/99                           $   28,525                     $   30,268              $   23,639
10/31/2000                         $   32,787                     $   34,791              $   23,967
10/31/2001                         $   20,067                     $   21,294              $   17,918
10/31/2002                         $   16,054                     $   17,035              $   15,319
10/31/2003                         $   19,171(a)                  $   20,343(b)           $   19,046(c)

                                                             AVERAGE ANNUAL TOTAL RETURNS
                                                        FOR THE PERIODS ENDED OCTOBER 31, 2003
                                             -------------------------------------------------------------
                                                                                           SINCE INCEPTION
                                                                                             OF CLASS B
                                             1 YEAR         5 YEAR         10 YEAR            05/31/95
                                             ------         ------         -------            --------
Including Sales Charge:
   Class A(1)                                 12.55%          0.84%           6.72%               --
   Class B(2)                                 13.61%          1.00%             --              7.11%
   Class C(3)                                 17.70%          1.38%           6.67%               --
Excluding Sales Charge:
   Class A                                    19.42%          2.05%           7.36%               --
   Class B                                    18.61%          1.35%             --              7.11%
   Class C                                    18.70%          1.38%           6.67%               --
MSCI World Index                              24.32%          0.20%           6.65%             6.25%(4)

Based upon a $10,000 initial investment, the graph and table above illustrate the total return of ING Worldwide Growth Fund against the MSCI World Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance table and graph do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4)  Since inception performance for index is shown from 06/01/95.

PRINCIPAL RISK FACTOR(S): Price volatility and other risks that accompany an investment in growth-oriented foreign equities. Sensitivity to currency exhange rates, international, political and economic conditions and other risks that affect foreign securities. The Fund may also invest in small and medium sized companies, which may be more susceptible to price volatility than larger companies. Risks of foreign investing are generally intensified for investments in emerging markets.

                 See accompanying index descriptions on page 24.

                               INDEX DESCRIPTIONS

The CITIGROUP WORLD PROPERTY INDEX (formerly known as Salomon Smith Barney World Property Index) is an unmanaged market-weighted total return index which consists of many companies from developed markets whose floats are larger than $100 million and derive more than half of their revenue from property-related activities.

The FINANCIAL TIMES (FT) GOLD MINES INDEX is an unmanaged cap weighted index that is designed to reflect the performance of the worldwide market in the shares of companies whose principal activity is the mining of gold.

The FTSE WORLD INDEX is an unmanaged index that aims to capture 82-90 percent of investable market capitalization in any country.

The GOLD BULLION is a commodity traded on the New York Mercantile Exchange.

The MSCI EAFE INDEX is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East.

The MSCI EMF INDEX is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world.

The MSCI EUROPE, EX UK, INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

The MSCI JAPAN INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

The MSCI UK INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

The MSCI WORLD INDEX is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

The MOSCOW TIMES INDEX is an unmanaged index that measures the performance of 50 Russian stocks considered to represent the most liquid and most highly capitalized Russian stocks.

The RUSSIAN TRADING SYSTEM is a capitalization-weighted index that is calculated in U.S. dollars. The index tracks the performance of Russia's 106 most active stocks traded on the Russian Trading System. The index is operated by the National Association of Participants in the Securities Markets (NAUFOR), a non-profit body.

The S&P 500 INDEX is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization U.S. companies whose securities are traded on major U.S. stock markets.

The CITIGROUP EPAC EM INDEX (formerly known as Salomon EPAC EM Index) is an unmanaged index that measures the performance of securities of smaller-capitalization companies in 22 countries excluding the U.S. and Canada.


                           All indices are unmanaged.
                 An investor cannot invest directly in an index.

                          INDEPENDENT AUDITORS' REPORT

Shareholders and Board of Trustees
of ING Mutual Funds and ING Mayflower Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING Emerging Countries Fund, ING Foreign Fund, ING International Fund, ING International SmallCap Growth Fund, ING Precious Metals Fund, ING Russia Fund, ING Global Equity Dividend Fund, ING Global Real Estate Fund, and ING Worldwide Growth Fund, each a series of ING Mutual Funds, and ING International Value Fund, a series of ING Mayflower Trust (collectively the "Funds"), as of October 31, 2003, and the related statements of operations, statements of changes in net assets, and the financial highlights for the year or period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year or period ended October 31, 2002 and the financial highlights for each of the years or periods in the prior periods then ended were audited by other auditors whose report dated December 17, 2002 expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003 by correspondence with the custodian and brokers, or by other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above mentioned series of ING Mutual Funds and ING Mayflower Trust as of October 31, 2003, the results of their operations, changes in their net assets, and financial highlights for the year or period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                    /s/ KPMG LLP

Boston, Massachusetts
December 19, 2003

         STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2003

                                                                                                     ING
                                                    ING                                         INTERNATIONAL         ING
                                                 EMERGING            ING             ING          SMALLCAP       INTERNATIONAL
                                                 COUNTRIES         FOREIGN      INTERNATIONAL      GROWTH            VALUE
                                                   FUND              FUND            FUND           FUND             FUND
                                              ---------------   -------------   -------------   -------------   ----------------
ASSETS:
Investments in securities, at value*          $   114,702,124   $  12,114,621   $  85,101,180   $ 326,863,374   $  3,140,822,386
Cash                                                1,080,743       3,245,153       8,930,214      12,748,262         59,949,355
Foreign currencies at value**                       2,050,808         116,005              --         175,035            117,057
Receivables:
     Investment securities sold                       167,057          84,266         632,655              --                 --
     Fund shares sold                                 804,495         920,544       2,619,352       1,979,751          4,228,268
     Dividends and interest                           368,761           5,249         321,248       1,110,623         11,053,094
     Other                                                 --              --              --         143,936                 --
Prepaid expenses                                       42,304         102,050          19,288          37,695             33,352
Reimbursement due from manager                          5,138          62,723           --               --                   --
                                              ---------------   -------------   -------------   -------------   ----------------
         Total assets                             119,221,430      16,650,611      97,623,937     343,058,676      3,216,203,512
                                              ---------------   -------------   -------------   -------------   ----------------
LIABILITIES:
Payable for investment securities purchased           345,287       2,430,635              --              --                 --
Payable for fund shares redeemed                      311,522              --          93,954         543,076          6,072,684
Payable to affiliates                                 182,076          14,698         141,293         464,350          4,446,900
Payable for trustee fees                              113,510             332          59,332           3,598             11,013
Other accrued expenses and liabilities                452,206          52,292         180,585         532,861          3,008,385
                                              ---------------   -------------   -------------   -------------   ----------------
         Total liabilities                          1,404,601       2,497,957         475,164       1,543,885         13,538,982
                                              ---------------   -------------   -------------   -------------   ----------------
NET ASSETS                                    $   117,816,829   $  14,152,654   $  97,148,773   $ 341,514,791   $  3,202,664,530
                                              ===============   =============   =============   =============   ================
NET ASSETS WERE COMPRISED OF:
Paid-in capital                               $   254,838,663   $  13,609,027   $ 124,321,843   $ 497,144,222   $  3,377,014,711
Undistributed net investment income                   436,002          45,112         142,522          58,428         15,253,443
Accumulated net realized gain (loss)
   on investments and foreign currencies         (173,258,233)         24,431     (37,854,307)   (239,679,421)      (100,519,184)
Net unrealized appreciation (depreciation)
   of investments and foreign currencies
   (net of estimated India tax of $132,836,
   $0, $0, $0, $0)                                 35,800,397         474,084      10,538,715      83,991,562        (89,084,440)
                                              ---------------   -------------   -------------   --------------   ----------------
NET ASSETS                                    $   117,816,829   $  14,152,654   $  97,148,773   $ 341,514,791   $  3,202,664,530
                                              ===============   =============   =============   =============   ================
* Cost of investments in securities           $    78,882,972   $  11,656,273   $  74,578,750   $ 242,915,227   $  3,230,842,178
** Cost of foreign currencies                 $     1,934,239   $     115,922   $          --   $     175,216   $        117,681

                 See Accompanying Notes to Financial Statements

                                                                                                      ING
                                                   ING                                           INTERNATIONAL         ING
                                                EMERGING            ING              ING            SMALLCAP      INTERNATIONAL
                                                COUNTRIES         FOREIGN       INTERNATIONAL        GROWTH           VALUE
                                                  FUND             FUND              FUND             FUND            FUND
                                             ---------------  ---------------  ---------------  ---------------  ---------------
CLASS A:
Net assets                                   $    71,952,730  $     6,598,135  $    43,820,696  $   150,042,733  $ 1,641,943,185
Shares authorized                                  unlimited        unlimited        unlimited        unlimited        unlimited
Par value                                    $          0.00  $          0.00  $          0.00  $          0.00  $          0.01
Shares outstanding                                 4,153,315          599,075        5,165,787        5,914,440      119,793,591
Net asset value and redemption price
  per share                                  $         17.32  $         11.01  $          8.48  $         25.37  $         13.71
Maximum offering price per share (5.75%)(1)  $         18.38  $         11.68  $          9.00  $         26.92  $         14.55

CLASS B:
Net assets                                   $    16,425,176  $     1,344,467  $    12,465,985  $    62,104,325  $   420,651,370
Shares authorized                                  unlimited        unlimited        unlimited        unlimited        unlimited
Par value                                    $          0.00  $          0.00  $          0.00  $          0.00  $          0.01
Shares outstanding                                   957,861          122,298        1,515,803        2,349,763       31,271,787
Net asset value and redemption
  price per share(2)                         $         17.15  $         10.99  $          8.22  $         26.43  $         13.45
Maximum offering price per share             $         17.15  $         10.99  $          8.22  $         26.43  $         13.45

CLASS C:
Net assets                                   $    10,033,489  $     5,601,055  $    14,525,705  $    50,227,490  $   628,704,062
Shares authorized                                  unlimited        unlimited        unlimited        unlimited        unlimited
Par value                                    $          0.00  $          0.00  $          0.00  $          0.00  $          0.01
Shares outstanding                                   614,921          508,701        1,766,112        2,072,898       46,844,402
Net asset value and redemption price
  per share(2)                               $         16.32  $         11.01  $          8.22  $         24.23  $         13.42
Maximum offering price per share             $         16.32  $         11.01  $          8.22  $         24.23  $         13.42

CLASS I:
Net assets                                               n/a  $       187,804  $    11,581,291              n/a  $   482,046,661
Shares authorized                                        n/a        unlimited        unlimited              n/a        unlimited
Par value                                                n/a  $          0.00  $          0.00              n/a  $          0.01
Shares outstanding                                       n/a  $        16,997        1,370,759              n/a       35,071,815
Net asset value and redemption price
  per share                                              n/a  $         11.05  $          8.45              n/a  $         13.74
Maximum offering price per share                         n/a  $         11.05  $          8.45              n/a  $         13.74

CLASS M:
Net assets                                   $     1,237,499              n/a              n/a              n/a              n/a
Shares authorized                                  unlimited              n/a              n/a              n/a              n/a
Par value                                    $          0.00              n/a              n/a              n/a              n/a
Shares outstanding                                    72,270              n/a              n/a              n/a              n/a
Net asset value and redemption price
  per share                                  $         17.12              n/a              n/a              n/a              n/a
Maximum offering price per share (3.50%)(3)  $         17.74              n/a              n/a              n/a              n/a

CLASS Q:
Net assets                                   $    18,167,935  $       421,193  $    14,755,096  $    79,140,243  $    29,319,252
Shares authorized                                  unlimited        unlimited        unlimited        unlimited        unlimited
Par value                                    $          0.00  $          0.00  $          0.00  $          0.00  $          0.01
Shares outstanding                                 1,015,708           38,209        1,749,736        2,919,648        2,134,727
Net asset value and redemption price
  per share                                  $         17.89  $         11.02  $          8.43  $         27.11  $         13.73
Maximum offering price per share             $         17.89  $         11.02  $          8.43  $         27.11  $         13.73

----------
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/96.50 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

                 See Accompanying Notes to Financial Statements

         STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2003

                                                                                     ING
                                                   ING                              GLOBAL            ING              ING
                                                 PRECIOUS          ING              EQUITY          GLOBAL          WORLDWIDE
                                                  METALS          RUSSIA           DIVIDEND       REAL ESTATE        GROWTH
                                                   FUND            FUND              FUND            FUND             FUND
                                             ---------------  ---------------  ---------------  ---------------  ---------------
ASSETS:
Investments in securities, at value*         $    99,435,939  $   157,138,385  $     4,085,681  $    43,326,713  $   137,032,648
Cash                                               3,688,701       16,462,146          126,881        2,030,864        7,420,807
Foreign currencies at value**                        117,977               --               --               --            4,178
Receivables:
    Investment securities sold                            --               --               --               --          514,498
    Fund shares sold                                  87,190        1,976,692           18,500          152,370           34,264
    Dividends and interest                            11,252        1,209,244            9,092          221,408          484,345
Prepaid expenses                                       7,462            8,395           51,672           21,048           19,665
Reimbursement due from manager                            --               --           28,434               --           44,547
                                             ---------------  ---------------  ---------------  ---------------  ---------------
       Total assets                              103,348,521      176,794,862        4,320,260       45,752,403      145,554,952
                                             ---------------  ---------------  ---------------  ---------------  ---------------

LIABILITIES:
Payable for investment securities purchased        1,141,917        8,178,529               --          164,638               --
Payable for fund shares redeemed                     148,850        6,471,632               --          530,605          679,626
Payable to affiliates                                104,016          260,729            3,719          172,403          224,576
Payable for trustee fees                               3,605           54,695               50              846           55,542
Other accrued expenses and liabilities               253,891          228,629           12,233           97,093          329,607
                                             ---------------  ---------------  ---------------  ---------------  ---------------
       Total liabilities                           1,652,279       15,194,214           16,002          965,585        1,289,351
                                             ---------------  ---------------  ---------------  ---------------  ---------------
NET ASSETS                                   $   101,696,242  $   161,600,648  $     4,304,258  $    44,786,818  $   144,265,601
                                             ===============  ===============  ===============  ===============  ===============

NET ASSETS WERE COMPRISED OF:
Paid-in capital                              $   125,747,992  $   167,663,416  $     4,087,579  $    36,317,546  $   355,587,392
Undistributed net investment income                       --               --           37,540          711,366               --
Accumulated net realized gain (loss)
  on investments and foreign currencies          (57,388,906)     (51,128,090)             599        1,902,784     (236,099,324)
Net unrealized appreciation of
  investments and foreign currencies              33,337,156       45,065,322          178,540        5,855,122       24,777,533
                                             ---------------  ---------------  ---------------  ---------------  ---------------
NET ASSETS                                   $   101,696,242  $   161,600,648  $     4,304,258  $    44,786,818  $   144,265,601
                                             ===============  ===============  ===============  ===============  ===============
* Cost of investments in securities          $    66,102,559  $   112,073,063  $     3,906,896  $    37,474,810  $   112,301,140
** Cost of foreign currencies                $       117,977  $            --  $            --  $            --  $         4,200

                 See Accompanying Notes to Financial Statements

                                                                                     ING
                                                   ING                              GLOBAL           ING               ING
                                                 PRECIOUS          ING              EQUITY          GLOBAL          WORLDWIDE
                                                  METALS          RUSSIA           DIVIDEND       REAL ESTATE        GROWTH
                                                   FUND            FUND              FUND            FUND             FUND
                                             ---------------  ---------------  ---------------  ---------------  ---------------
CLASS A:
Net assets                                   $   101,696,242  $   161,600,648  $     4,274,057  $    41,549,461  $    56,876,841
Shares authorized                                  unlimited        unlimited      100,000,000        unlimited        unlimited
Par value                                    $          0.00  $          0.00  $          0.00  $          0.00  $          0.00
Shares outstanding                                14,646,287        8,449,111          407,533        3,181,265        3,854,392
Net asset value and redemption price
  per share                                  $          6.94  $         19.13  $         10.49  $         13.06  $         14.76
Maximum offering price per share (5.75%)(1)  $          7.36  $         20.30  $         11.13  $         13.86  $         15.66

CLASS B:
Net assets                                               n/a              n/a  $        11,614  $     1,505,859  $    35,458,976
Shares authorized                                        n/a              n/a        unlimited        unlimited        unlimited
Par value                                                n/a              n/a  $          0.00  $          0.00  $          0.00
Shares outstanding                                       n/a              n/a            1,107          128,314        2,189,930
Net asset value and redemption price
  per share(2)                                           n/a              n/a  $         10.49  $         11.74  $         16.19
Maximum offering price per share                         n/a              n/a  $         10.49  $         11.74  $         16.19

CLASS C:
Net assets                                               n/a              n/a  $        18,587  $     1,731,498  $    45,475,707
Shares authorized                                        n/a              n/a        unlimited        unlimited        unlimited
Par value                                                n/a              n/a  $          0.00  $          0.00  $          0.00
Shares outstanding                                       n/a              n/a            1,773          142,593        3,156,450
Net asset value and redemption price
  per share(2)                                           n/a              n/a  $         10.48  $         12.14  $         14.41
Maximum offering price per share                         n/a              n/a  $         10.48  $         12.14  $         14.41

CLASS Q:
Net assets                                               n/a              n/a              n/a              n/a  $     6,454,077
Shares authorized                                        n/a              n/a              n/a              n/a        unlimited
Par value                                                n/a              n/a              n/a              n/a  $          0.00
Shares outstanding                                       n/a              n/a              n/a              n/a          375,981
Net asset value and redemption price
  per share                                              n/a              n/a              n/a              n/a  $         17.17
Maximum offering price per share                         n/a              n/a              n/a              n/a  $         17.17

----------
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

                 See Accompanying Notes to Financial Statements

                            STATEMENTS OF OPERATIONS

                                                             ING                                                ING
                                                           EMERGING           ING              ING         INTERNATIONAL
                                                          COUNTRIES         FOREIGN       INTERNATIONAL   SMALLCAP GROWTH
                                                             FUND           FUND(1)            FUND             FUND
                                                       ---------------  ---------------  ---------------  ---------------
                                                         YEAR ENDED      PERIOD ENDED      YEAR ENDED       YEAR ENDED
                                                         OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,
                                                            2003             2003             2003             2003
                                                       ---------------  ---------------  ---------------  ---------------
INVESTMENT INCOME:
Dividends (net of foreign taxes)*                      $     2,691,883  $        10,476  $     1,967,883  $     5,478,161
Interest                                                        18,135               --           42,867           84,366
Other                                                            1,674               --            1,387            1,411
Securities loaned income                                        10,235               --           31,443          214,335
                                                       ---------------  ---------------  ---------------  ---------------
    Total investment income                                  2,721,927           10,476        2,043,580        5,778,273
                                                       ---------------  ---------------  ---------------  ---------------
EXPENSES:
Investment management fees                                   1,361,309           17,306          810,521        2,988,646
Distribution and service fees:
    Class A                                                    222,736            2,306           94,606          454,427
    Class B                                                    147,006            1,347          107,627          524,648
    Class C                                                     90,335            5,567          130,899          446,047
    Class M                                                      8,196               --               --               --
    Class Q                                                     51,098              268           25,836          179,897
Transfer agent fees:
    Class A                                                    157,338            1,937          108,230          371,176
    Class B                                                     36,386              283           30,782          149,839
    Class C                                                     22,359            1,169           37,437          127,265
    Class I                                                         --               11              631               --
    Class M                                                      2,701               --               --               --
    Class Q                                                      4,059              118              724           24,046
Administrative service fees                                    108,905            1,731           81,052          298,865
Custody and accounting expense                                 232,875            2,606           77,317          306,896
Shareholder reporting expense                                   82,767            1,038           32,453          150,346
Registration fees                                               90,870            1,876           66,534           86,229
Professional fees                                               15,785            1,557            5,256           32,133
Trustee fees                                                     5,265              346            2,398           17,380
Insurance expense                                                3,039               --            1,716            8,151
Miscellaneous expense                                           24,067              346            3,802           11,308
Offering expense                                                    --           59,486               --               --
Organizational fees                                                 --           10,000               --               --
                                                       ---------------  ---------------  ---------------  ---------------
                                                             2,667,096          109,298        1,617,821        6,177,299
                                                       ---------------  ---------------  ---------------  ---------------
Less:
    Net waived and reimbursed (recouped) fees                  108,786           70,612           12,984          (30,000)
                                                       ---------------  ---------------  ---------------  ---------------
    Total expenses                                           2,558,310           38,686        1,604,837        6,207,299
                                                       ---------------  ---------------  ---------------  ---------------
Net investment income (loss)                                   163,617          (28,210)         438,743         (429,026)
                                                       ---------------  ---------------  ---------------  ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on investments                      7,443,756           24,431       (1,986,957)       1,755,056
Net realized gain (loss) on foreign currencies                (143,349)          17,965          (38,840)      (1,065,287)
Net change in unrealized appreciation
  (depreciation) of investments and
  foreign currencies (net of estimated India
  tax of $132,836, $0, $0, $0)                              30,374,658          474,084       17,051,753      102,597,770
                                                       ---------------  ---------------  ---------------  ---------------
Net realized and unrealized gain on
  investments and foreign currencies                        37,675,065          516,480       15,025,956      103,287,539
                                                       ---------------  ---------------  ---------------  ---------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS       $    37,838,682  $       488,270  $    15,464,699  $   102,858,513
                                                       ===============  ===============  ===============  ===============

----------

  * Foreign taxes                                      $       330,045  $         1,215  $       225,485  $       743,581

(1)  Fund commenced operations on July 1, 2003.

                 See Accompanying Notes to Financial Statements

          STATEMENTS OF OPERATIONS for the Year Ended October 31, 2003

                                                             ING             ING
                                                        INTERNATIONAL      PRECIOUS           ING
                                                            VALUE           METALS           RUSSIA
                                                            FUND             FUND             FUND
                                                       ---------------  ---------------  ---------------
INVESTMENT INCOME:
Dividends (net of foreign taxes)*                      $    64,119,510  $       889,783  $     2,420,282
Interest                                                       189,404           63,343           54,258
Other                                                           13,878           30,533            3,684
Securities loaned income                                     1,107,870           27,152            9,892
                                                       ---------------  ---------------  ---------------
    Total investment income                                 65,430,662        1,010,811        2,488,116
                                                       ---------------  ---------------  ---------------
EXPENSES:
Investment management fees                                  27,273,090          752,719        1,497,490
Distribution and service fees:
    Class A                                                  4,113,748          209,239          299,498
    Class B                                                  3,709,113               --               --
    Class C                                                  5,583,025               --               --
    Class Q                                                     68,051               --               --
Transfer agent fees:
    Class A                                                  2,077,997          137,859          162,705
    Class B                                                    565,365               --               --
    Class C                                                    850,800               --               --
    Class I                                                      6,102               --               --
    Class Q                                                        574               --               --
Administrative service fees                                  4,285,739           83,696          119,799
Custody and accounting expense                               1,271,973           52,398          293,520
Shareholder reporting expense                                1,383,166           38,280           60,900
Registration fees                                              176,268           18,094           28,818
Professional fees                                              411,702            9,016           24,177
Trustee fees                                                   116,262            3,669            6,366
Insurance expense                                                   --            1,224            2,131
Miscellaneous expense                                          116,709            4,406           10,891
                                                       ---------------  ---------------  ---------------
    Total expenses                                          52,009,684        1,310,600        2,506,295
                                                       ---------------  ---------------  ---------------
Net investment income (loss)                                13,420,978         (299,789)         (18,179)
                                                       ---------------  ---------------  ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on investments                    (98,526,506)      25,278,248       11,569,534
Net realized loss on foreign currencies                       (165,164)        (199,332)         (12,757)
Net change in unrealized appreciation (depreciation)
  of investments and foreign currencies                    925,896,407       14,618,885       38,398,668
                                                       ---------------  ---------------  ---------------
Net realized and unrealized gain on investments
  and foreign currencies                                   827,204,737       39,697,801       49,955,445
                                                       ---------------  ---------------  ---------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS       $   840,625,715  $    39,398,012  $    49,937,266
                                                       ===============  ===============  ===============

----------

  * Foreign taxes                                      $     8,984,162  $        49,699  $       438,255

                 See Accompanying Notes to Financial Statements

                            STATEMENTS OF OPERATIONS

                                                             ING
                                                            GLOBAL            ING              ING
                                                            EQUITY          GLOBAL          WORLDWIDE
                                                           DIVIDEND       REAL ESTATE        GROWTH
                                                             FUND            FUND             FUND
                                                       ---------------  ---------------  ---------------
                                                        PERIOD ENDED      YEAR ENDED       YEAR ENDED
                                                         OCTOBER 31,      OCTOBER 31,      OCTOBER 31,
                                                           2003(1)           2003             2003
                                                       ---------------  ---------------  ---------------
INVESTMENT INCOME:
Dividends (net of foreign taxes)*                      $        16,417  $     2,253,927  $     2,249,058
Interest                                                           100            6,576           37,442
Other                                                               --               --            1,998
Securities loaned income                                            --            9,341           22,196
                                                       ---------------  ---------------  ---------------
    Total investment income                                     16,517        2,269,844        2,310,694
                                                       ---------------  ---------------  ---------------
EXPENSES:
Investment management fees                                       3,552          328,575        1,541,226
Distribution and service fees:
    Class A                                                      1,268           76,008          222,651
    Class B                                                          1            8,905          355,096
    Class C                                                          1           15,641          461,144
    Class Q                                                         --               --           22,210
Transfer agent fees:
    Class A                                                      1,014           49,257          178,757
    Class B                                                         --            1,443           99,782
    Class C                                                         --            2,534          129,581
    Class Q                                                         --               --            8,351
Administrative service fees                                        507           32,857          154,123
Custody and accounting expense                                     609           47,510          118,522
Shareholder reporting expense                                      202           28,635           81,661
Registration fees                                                  489           52,197           63,889
Professional fees                                                  102            7,005           22,545
Trustee fees                                                        51            1,548            7,784
Insurance expense                                                   --              763            4,942
Miscellaneous expense                                               53            3,660            6,753
Offering expense                                                17,672            1,507               --
Organization fees                                               10,000               --               --
                                                       ---------------  ---------------  ---------------
                                                                35,521          658,045        3,479,017
                                                       ---------------  ---------------  ---------------
LESS:
    Net waived and reimbursed fees                              28,434           63,060          122,064
                                                       ---------------  ---------------  ---------------
    Total expenses                                               7,087          594,985        3,356,953
                                                       ---------------  ---------------  ---------------
Net investment income (loss)                                     9,430        1,674,859       (1,046,259)
                                                       ---------------  ---------------  ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on investments                            741        2,269,368         (571,599)
Net realized gain (loss) on foreign currencies                   8,555          (14,071)         (68,995)
Net change in unrealized appreciation (depreciation)
  of investments and foreign currencies                        178,540        5,899,370       27,582,974
                                                       ---------------  ---------------  ---------------
Net realized and unrealized gain on investments
  and foreign currencies                                       187,836        8,154,667       26,942,380
                                                       ---------------  ---------------  ---------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS       $       197,266  $     9,829,526  $    25,896,121
                                                       ===============  ===============  ===============

----------

  * Foreign taxes                                      $           479  $       100,390  $       212,935

(1)  Fund commenced operations on September 17, 2003.

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                           ING                       ING                      ING
                                                    EMERGING COUNTRIES             FOREIGN               INTERNATIONAL
                                                           FUND                      FUND                     FUND
                                             --------------------------------  ---------------  --------------------------------
                                                   YEAR            YEAR            PERIOD            YEAR             YEAR
                                                   ENDED           ENDED            ENDED            ENDED            ENDED
                                                OCTOBER 31,     OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,
                                                   2003            2002            2003(1)           2003             2002
                                             ---------------  ---------------  ---------------  ---------------  ---------------
FROM OPERATIONS:
Net investment income (loss)                 $       163,617  $      (834,118) $       (28,210) $       438,743  $      (217,920)
Net realized gain (loss) on investments
  and foreign currencies                           7,300,407      (21,740,055)          42,396       (2,025,797)     (10,118,464)
Net change in unrealized appreciation
  (depreciation) of investments and
  foreign currencies                              30,374,658       32,027,083          474,084       17,051,753       (2,700,015)
                                             ---------------  ---------------  ---------------  ---------------  ---------------
Increase (decrease) in net assets resulting
  from operations                                 37,838,682        9,452,910          488,270       15,464,699      (13,036,399)
                                             ---------------  ---------------  ---------------  ---------------  ---------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
    Class A                                               --           (1,786)              --         (168,249)              --
    Class B                                               --               --               --               --               --
    Class C                                               --               --               --           (1,612)              --
    Class I                                               --               --               --          (50,182)              --
    Class Q                                               --           (1,105)              --          (45,138)              --
                                             ---------------  ---------------  ---------------  ---------------  ---------------
Total distributions                                       --           (2,891)              --         (265,181)              --
                                             ---------------  ---------------  ---------------  ---------------  ---------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                 388,617,983      216,145,026       15,069,369      167,030,077      102,371,057
Dividends reinvested                                      --            2,537               --          197,605               --
Redemption fee proceeds                                   --               --               --          306,800          132,507
Net assets received in connection
  with reorganization (Note 13)                           --       10,040,276               --               --       37,276,905
                                             ---------------  ---------------  ---------------  ---------------  ---------------
                                                 388,617,983      226,187,839       15,069,369      167,534,482      139,780,469
Cost of shares redeemed                         (417,627,995)    (248,063,246)      (1,404,985)    (164,862,362)     (88,437,578)
                                             ---------------  ---------------  ---------------  ---------------  ---------------
Net increase (decrease) in net assets
  resulting from capital share transactions      (29,010,012)     (21,875,407)      13,664,384        2,672,120       51,342,891
                                             ---------------  ---------------  ---------------  ---------------  ---------------
Net increase (decrease) in net assets              8,828,670      (12,425,388)      14,152,654       17,871,638       38,306,492

NET ASSETS:
Net assets, beginning of period                  108,988,159      121,413,547               --       79,277,135       40,970,643
                                             ---------------  ---------------  ---------------  ---------------  ---------------
Net assets, end of period                    $   117,816,829  $   108,988,159  $    14,152,654  $    97,148,773  $    79,277,135
                                             ===============  ===============  ===============  ===============  ===============
Undistributed net investment income          $       436,002  $            --  $        45,112  $       142,522  $            --
                                             ===============  ===============  ===============  ===============  ===============

----------
(1)  Fund commenced operations on July 1, 2003.

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                     ING
                                                                 INTERNATIONAL                          ING
                                                                   SMALLCAP                        INTERNATIONAL
                                                                 GROWTH FUND                        VALUE FUND
                                                       --------------------------------  --------------------------------
                                                            YEAR             YEAR             YEAR             YEAR
                                                            ENDED            ENDED            ENDED            ENDED
                                                         OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,
                                                            2003             2002             2003             2002
                                                       ---------------  ---------------  ---------------  ---------------
FROM OPERATIONS:
Net investment income (loss)                           $      (429,026) $    (1,729,234) $    13,420,978  $    11,052,808
Net realized gain (loss) on investments
  and foreign currencies                                       689,769      (53,391,247)     (98,691,670)      52,071,566
Net change in unrealized appreciation (depreciation)
  of investments and foreign currencies                    102,597,770        1,153,419      925,896,407     (564,489,564)
                                                       ---------------  ---------------  ---------------  ---------------
Increase (decrease) in net assets resulting from
  operations                                               102,858,513      (53,967,062)     840,625,715     (501,365,190)
                                                       ---------------  ---------------  ---------------  ---------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
    Class A                                                         --               --       (6,749,895)      (9,049,951)
    Class B                                                         --               --               --          (97,412)
    Class C                                                         --               --               --         (119,172)
    Class I                                                         --               --       (3,415,778)      (2,526,944)
    Class Q                                                         --               --         (275,730)        (250,541)
Net realized gain on investments
    Class A                                                         --               --      (26,207,763)     (25,504,406)
    Class B                                                         --               --       (7,376,884)      (8,951,514)
    Class C                                                         --               --      (11,254,215)     (12,776,248)
    Class I                                                         --               --       (7,198,805)      (4,759,757)
    Class Q                                                         --               --         (571,558)        (784,233)
                                                       ---------------  ---------------  ---------------  ---------------
Total distributions                                                 --               --      (63,050,628)     (64,820,178)
                                                       ---------------  ---------------  ---------------  ---------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                           793,290,634      814,783,487      381,124,093    2,229,434,327
Dividends reinvested                                                --               --       47,901,712       48,205,060
                                                       ---------------  ---------------  ---------------  ---------------
                                                           793,290,634      814,783,487      429,025,805    2,277,639,387
Cost of shares redeemed                                   (847,606,966)    (856,597,344)    (712,137,091)  (1,485,994,863)
                                                       ---------------  ---------------  ---------------  ---------------
Net increase (decrease) in net assets
  resulting from capital share transactions                (54,316,332)     (41,813,857)    (283,111,286)     791,644,524
                                                       ---------------  ---------------  ---------------  ---------------
Net increase (decrease) in net assets                       48,542,181      (95,780,919)     494,463,801      225,459,156

NET ASSETS:
Net assets, beginning of year                              292,972,610      388,753,529    2,708,200,729    2,482,741,573
                                                       ---------------  ---------------  ---------------  ---------------
Net assets, end of year                                $   341,514,791  $   292,972,610  $ 3,202,664,530  $ 2,708,200,729
                                                       ===============  ===============  ===============  ===============
Undistributed net investment income
  (accumulated net investment loss)                    $        58,428  $      (253,833) $    15,253,443  $    10,440,192
                                                       ===============  ===============  ===============  ===============

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                     ING                               ING
                                                                PRECIOUS METALS                       RUSSIA
                                                                     FUND                              FUND
                                                       --------------------------------  --------------------------------
                                                            YEAR             YEAR             YEAR             YEAR
                                                            ENDED            ENDED            ENDED            ENDED
                                                         OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,
                                                            2003             2002             2003             2002
                                                       ---------------  ---------------  ---------------  ---------------
FROM OPERATIONS:
Net investment income (loss)                           $      (299,789) $      (246,612) $       (18,179) $     1,221,694
Net realized gain on investments and foreign
  currencies                                                25,078,916       13,345,790       11,556,777       10,582,073
Net change in unrealized appreciation
  of investments and foreign currencies                     14,618,885       12,849,763       38,398,668       13,682,689
                                                       ---------------  ---------------  ---------------  ---------------
Increase in net assets resulting from operations            39,398,012       25,948,941       49,937,266       25,486,456
                                                       ---------------  ---------------  ---------------  ---------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
  Class A                                                           --         (302,618)        (830,443)              --
                                                       ---------------  ---------------  ---------------  ---------------
Total distributions                                                 --         (302,618)        (830,443)              --
                                                       ---------------  ---------------  ---------------  ---------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                            23,459,610       23,370,196       84,437,970       74,776,336
Dividends reinvested                                                --          276,307          659,656               --
Redemption fee proceeds                                             --               --          326,534          156,582
                                                       ---------------  ---------------  ---------------  ---------------
                                                            23,459,610       23,646,503       85,424,160       74,932,918
Cost of shares redeemed                                    (33,507,092)     (37,510,436)     (58,588,061)     (63,780,444)
                                                       ---------------  ---------------  ---------------  ---------------
Net increase (decrease) in net assets
  resulting from capital share transactions                (10,047,482)     (13,863,933)      26,836,099       11,152,474
                                                       ---------------  ---------------  ---------------  ---------------
Net increase in net assets                                  29,350,530       11,782,390       75,942,922       36,638,930

NET ASSETS:
Net assets, beginning of year                               72,345,712       60,563,322       85,657,726       49,018,796
                                                       ---------------  ---------------  ---------------  ---------------
Net assets, end of year                                $   101,696,242  $    72,345,712  $   161,600,648  $    85,657,726
                                                       ===============  ===============  ===============  ===============
Undistributed net investment income                    $            --  $            --  $            --  $       825,244
                                                       ===============  ===============  ===============  ===============

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                   ING                      ING                               ING
                                              GLOBAL EQUITY             GLOBAL REAL                        WORLDWIDE
                                              DIVIDEND FUND             ESTATE FUND                       GROWTH FUND
                                             ---------------  --------------------------------  --------------------------------
                                                 PERIOD            YEAR            PERIOD            YEAR             YEAR
                                                  ENDED            ENDED            ENDED            ENDED            ENDED
                                               OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,      OCTOBER 31,
                                                 2003(1)           2003            2002(2)           2003             2002
                                             ---------------  ---------------  ---------------  ---------------  ---------------
FROM OPERATIONS:
Net investment income (loss)                 $         9,430  $     1,674,859  $     1,133,098  $    (1,046,259) $    (3,001,356)
Net realized gain (loss) on investments
  and foreign currencies                               9,296        2,255,297          404,577         (640,594)     (74,277,585)
Net change in unrealized appreciation
  (depreciation) of investments
  and foreign currencies                             178,540        5,899,370          (44,248)      27,582,974       31,285,489
                                             ---------------  ---------------  ---------------  ---------------  ---------------
Increase (decrease) in net assets resulting
  from operations                                    197,266        9,829,526        1,493,427       25,896,121      (45,993,452)
                                             ---------------  ---------------  ---------------  ---------------  ---------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
    Class A                                               --       (1,402,599)        (909,962)              --               --
    Class B                                               --          (40,533)          (9,777)              --               --
    Class C                                               --          (74,301)         (22,090)              --               --
    Class Q                                               --               (1)              --               --               --
Net realized gains on investments
    Class A                                               --         (382,139)              --               --               --
    Class B                                               --          (11,315)              --               --               --
    Class C                                               --          (30,471)              --               --               --
                                             ---------------  ---------------  ---------------  ---------------  ---------------
Total distributions                                       --       (1,941,359)        (941,829)              --               --
                                             ---------------  ---------------  ---------------  ---------------  ---------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                   4,106,992       11,101,275       29,722,567      297,182,498      188,403,422
Dividends reinvested                                      --        1,432,608          532,375               --               --
                                             ---------------  ---------------  ---------------  ---------------  ---------------
                                                   4,106,992       12,533,883       30,254,942      297,182,498      188,403,422
Cost of shares redeemed                                   --       (4,071,657)      (2,370,115)    (346,955,366)    (300,460,131)
                                             ---------------  ---------------  ---------------  ---------------  ---------------
Net increase (decrease) in net assets
  resulting from capital share transactions        4,106,992        8,462,226       27,884,827      (49,772,868)    (112,056,709)
                                             ---------------  ---------------  ---------------  ---------------  ---------------
Net increase (decrease) in net assets              4,304,258       16,350,393       28,436,425      (23,876,747)    (158,050,161)

NET ASSETS:
Net assets, beginning of period                           --       28,436,425               --      168,142,348      326,192,509
                                             ---------------  ---------------  ---------------  ---------------  ---------------
Net assets, end of period                    $     4,304,258  $    44,786,818  $    28,436,425  $   144,265,601  $   168,142,348
                                             ===============  ===============  ===============  ===============  ===============
Undistributed net investment income          $        37,540  $       711,366  $       195,372  $            --  $            --
                                             ===============  ===============  ===============  ===============  ===============

----------
(1)  Fund commenced operations on September 17, 2003.

(2)  Fund commenced operations on November 5, 2001.

                 See Accompanying Notes to Financial Statements

ING EMERGING COUNTRIES FUND                                 FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                          CLASS A
                                           ------------------------------------------------------------------------
                                                                                        FOUR MONTHS       YEAR
                                                    YEAR ENDED OCTOBER 31,                 ENDED          ENDED
                                           -----------------------------------------     OCTOBER 31,     JUNE 30,
                                              2003          2002            2001         2000(1)(2)        2000
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period    $       12.44         11.87           16.33           20.17          16.74
 Income (loss) from investment
 operations:
 Net investment income (loss)            $        0.03         (0.10)          (0.02)          (0.24)         (0.20)
 Net realized and unrealized gain (loss)
 on investments (net of Indian tax)      $        4.85          0.67           (4.44)          (3.60)          3.63
 Total from investment operations        $        4.88          0.57           (4.46)          (3.84)          3.43
 Less distributions from:
 Net investment income (loss)            $          --         (0.00)*            --              --             --
 Net realized gain on investments        $          --            --              --              --             --
 Total distributions                     $          --            --              --              --             --
 Net asset value, end of period          $       17.32         12.44           11.87           16.33          20.17
 TOTAL RETURN(4)                         %       39.23          4.80          (27.31)         (19.04)         20.49

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)       $      71,953        62,063          67,247          59,541         75,311
 Ratios to average net assets:
 Net expenses after expense
 reimbursement/recoupment(5)(6)          %        2.27          2.32            2.32            2.23           2.19
 Gross expenses prior to expense
 reimbursement/recoupment(5)             %        2.37          2.26            2.33            2.38           2.34
 Net investment income (loss) after
 expense reimbursement/recoupment(5)(6)  %        0.22         (0.56)          (0.16)          (1.31)         (1.15)
 Portfolio turnover rate                 %         135           124              74              94            211

                                                      CLASS A
                                             --------------------------
                                             THREE MONTHS     YEAR
                                                ENDED         ENDED
                                               JUNE 30,      MARCH 31,
                                                1999(3)        1999
-----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period    $          13.43         17.39
 Income (loss) from investment
 operations:
 Net investment income (loss)            $          (0.05)        (0.06)
 Net realized and unrealized gain (loss)
 on investments (net of Indian tax)      $           3.36         (3.81)
 Total from investment operations        $           3.31         (3.87)
 Less distributions from:
 Net investment income (loss)            $             --          0.02
 Net realized gain on investments        $             --          0.07
 Total distributions                     $             --          0.09
 Net asset value, end of period          $          16.74         13.43
 TOTAL RETURN(4)                         %          24.65        (22.23)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)       $         53,483        47,180
 Ratios to average net assets:
 Net expenses after expense
 reimbursement/ recoupment(5)(6)         %           2.13          2.27
 Gross expenses prior to expense
 reimbursement/recoupment(5)             %           2.66          2.56
 Net investment income (loss) after
 expense reimbursement/recoupment(5)(6)  %          (1.30)        (0.25)
 Portfolio turnover rate                 %             67           213

                                                                         CLASS B
                                            -----------------------------------------------------------------------
                                                                                        FOUR MONTHS       YEAR
                                                    YEAR ENDED OCTOBER 31,                 ENDED          ENDED
                                            ----------------------------------------     OCTOBER 31,     JUNE 30,
                                              2003          2002            2001         2000(1)(2)        2000
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period    $       12.39         11.85           16.41           20.30          16.98
 Income (loss) from investment
 operations:
 Net investment income (loss)            $       (0.06)        (0.16)          (0.11)          (0.23)         (0.35)
 Net realized and unrealized gain (loss)
 on investments (net of Indian tax)      $        4.82          0.70           (4.45)          (3.66)          3.67
 Total from investment operations        $        4.76          0.54           (4.56)          (3.89)          3.32
 Less distributions from:
 Net realized gain on investments        $          --            --              --              --             --
 Total distributions                     $          --            --              --              --             --
 Net asset value, end of period          $       17.15         12.39           11.85           16.41          20.30
 TOTAL RETURN(4)                         %       38.42          4.56          (27.79)         (19.16)         19.55

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)       $      16,425        15,150          14,637          22,707         30,322
 Ratios to average net assets:
 Net expenses after expense
 reimbursement/ recoupment(5)(6)         %        2.92          2.97            2.99            2.98           2.84
 Gross expenses prior to expense
 reimbursement/recoupment(5)             %        3.02          2.91            3.00            3.12           2.99
 Net investment loss after expense
 reimbursement/recoupment(5)(6)          %       (0.40)        (1.23)          (0.72)          (1.01)         (1.80)
 Portfolio turnover rate                 %         135           124              74              94            211

                                                      CLASS B
                                             --------------------------
                                             THREE MONTHS      YEAR
                                                ENDED          ENDED
                                               JUNE 30,      MARCH 31,
                                                1999(3)        1999
-----------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period    $          13.64         17.64
 Income (loss) from investment
 operations:
 Net investment income (loss)            $          (0.07)        (0.22)
 Net realized and unrealized gain (loss)
 on investments (net of Indian tax)      $           3.41         (3.70)
 Total from investment operations        $           3.34         (3.92)
 Less distributions from:
 Net realized gain on investments        $             --          0.08
 Total distributions                     $             --          0.08
 Net asset value, end of period          $          16.98         13.64
 TOTAL RETURN(4)                         %          24.49        (22.23)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)       $         26,342        22,338
 Ratios to average net assets:
 Net expenses after expense
 reimbursement/ recoupment(5)(6)         %           2.75          2.91
 Gross expenses prior to expense
 reimbursement/recoupment(5)             %           3.28          3.20
 Net investment loss after expense
 reimbursement/recoupment(5)(6)          %          (1.92)        (0.80)
 Portfolio turnover rate                 %             67           213

(1) Effective October 1, 2000, ING Investments, LLC, became the Investment Adviser of the Fund replacing Nicholas-Applegate Capital Management.

(2)  The Fund changed its fiscal year-end from June 30 to October 31.

(3) Effective May 24, 1999, ING Investments, LLC became the Investment Adviser of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as Sub-Adviser and the Fund changed its fiscal year-end to June 30.

(4) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(5)  Annualized for periods less that one year.

(6) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

*    Amount represents less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

ING EMERGING COUNTRIES FUND (CONTINUED)                     FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                          CLASS C
                                            -----------------------------------------------------------------------
                                                                                         FOUR MONTHS      YEAR
                                                        YEAR ENDED OCTOBER 31,             ENDED          ENDED
                                            ----------------------------------------     OCTOBER 31,     JUNE 30,
                                              2003           2002           2001         2000(1)(2)        2000
-------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period    $       11.79         11.41           15.81           19.56          16.35
 Income (loss) from investment
 operations:
 Net investment loss                     $       (0.06)        (0.25)          (0.12)          (0.22)         (0.32)
 Net realized and unrealized gain
 (loss) on investments (net of Indian
 tax)                                    $        4.59          0.63           (4.28)          (3.53)          3.53
 Total from investment operations        $        4.53          0.38           (4.40)          (3.75)          3.21
 Less distributions from:
 Net realized gain on investments        $          --            --              --              --             --
 Total distributions                     $          --            --              --              --             --
 Net asset value, end of period          $       16.32         11.79           11.41           15.81          19.56
 TOTAL RETURN(4)                         %       38.42          3.33          (27.83)         (19.17)         19.63

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)       $      10,033         9,519          12,746          22,456         29,610
 Ratios to average net assets:
 Net expenses after expense
 reimbursement/recoupment(5)(6)          %        2.92          2.97            2.99            2.98           2.84
 Gross expenses prior to expense
 reimbursement/recoupment(5)             %        3.02          2.91            3.00            3.09           2.99
 Net investment loss after expense
 reimbursement/recoupment(5)(6)          %       (0.40)        (1.20)          (0.73)          (0.95)         (1.80)
 Portfolio turnover rate                 %         135           124              74              94            211

                                                      CLASS C
                                             ---------------------------
                                             THREE MONTHS      YEAR
                                                ENDED          ENDED
                                               JUNE 30,      MARCH 31,
                                                1999(3)        1999
------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period     $         13.14          16.98
 Income (loss) from investment
 operations:
 Net investment loss                      $         (0.07)         (0.27)
 Net realized and unrealized gain
 (loss) on investments (net of Indian
 tax)                                     $          3.28          (3.49)
 Total from investment operations         $          3.21          (3.76)
 Less distributions from:
 Net realized gain on investments         $            --           0.08
 Total distributions                      $            --           0.08
 Net asset value, end of period           $         16.35          13.14
 TOTAL RETURN(4)                          %         24.43         (22.21)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)        $        24,230         19,246
 Ratios to average net assets:
 Net expenses after expense
 reimbursement/ recoupment(5)(6)          %          2.75           2.90
 Gross expenses prior to expense
 reimbursement/recoupment(5)              %          3.28           3.19
 Net investment loss after expense
 reimbursement/recoupment(5)(6)           %         (1.92)         (0.77)
 Portfolio turnover rate                  %            67            213

                                                          CLASS M
                                               ----------------------------
                                                   YEAR           AUGUST 5,
                                                  ENDED          2002(7) TO
                                                OCTOBER 31,       OCT. 31,
                                                   2003             2002
---------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $        12.35           12.39
 Income (loss) from investment operations:
 Net investment income (loss)                $        (0.02)          (0.03)
 Net realized and unrealized gain (loss)
 on investments (net of Indian tax)          $         4.79           (0.01)
 Total from investment operations            $         4.77           (0.04)
 Less distributions from:
 Net asset value, end of period              $        17.12           12.35
 TOTAL RETURN(4)                             %        38.62           (0.32)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $        1,237           1,125
 Ratios to average net assets:
 Net expenses after expense reimbursement/
 recoupment(5)(6)                            %         2.67            2.73
 Gross expenses prior to expense
 reimbursement/recoupment(5)                 %         2.77            2.73
 Net investment income (loss) after expense
 reimbursement/recoupment(5)(6)              %        (0.14)          (1.32)
 Portfolio turnover rate                     %          135             124

(1) Effective October 1, 2000, ING Investments, LLC, became the Investment Adviser of the Fund replacing Nicholas-Applegate Capital Management.

(2)  The Fund changed its fiscal year-end from June 30 to October 31.

(3) Effective May 24, 1999, ING Investments, LLC became the Investment Adviser of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as Sub-Adviser and the Fund changed its fiscal year-end to June 30.

(4) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(5)  Annualized for periods less that one year.

(6) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

(7)  Commencment of offering of shares.

*    Amount represents less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

ING FOREIGN FUND                                            FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                            CLASS A       CLASS B       CLASS C
                                                                          -----------    -----------   -----------
                                                                            JULY 1,        JULY 8,       JULY 7,
                                                                          2003(1) TO     2003(1) TO    2003(1) TO
                                                                          OCTOBER 31,    OCTOBER 31,   OCTOBER 31,
                                                                             2003           2003          2003
------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                 $         10.00          10.29         10.27
 Income (loss) from investment operations:
 Net investment loss                                                  $         (0.00)*        (0.01)        (0.01)
 Net realized and unrealized gain
 on investments                                                       $          1.01           0.71          0.75
 Total from investment operations                                     $          1.01           0.70          0.74
 Net asset value, end of period                                       $         11.01          10.99         11.01
 TOTAL RETURN(2)                                                      %         10.10           6.80          7.21

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                    $         6,598          1,344         5,601
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)                       %          1.95           2.70          2.70
 Gross expenses prior to expense reimbursement(3)                     %          6.03           6.78          6.78
 Net investment loss after proceeds and expense reimbursement(3)(4)   %         (0.32)         (1.03)        (1.03)
 Portfolio turnover rate                                              %            50             50            50

(1)  Commencment of operations of class.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

*    Amount represents less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

ING INTERNATIONAL FUND                                      FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                     CLASS A
                                                    --------------------------------------------------------------------------
                                                                                          TEN MONTHS
                                                                                            ENDED
                                                           YEAR ENDED OCTOBER 31,        OCTOBER 31,   YEAR ENDED DECEMBER 31,
                                                    -----------------------------------  -----------   -----------------------
                                                       2003        2002         2001      2000(1)(2)      1999         1998
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period           $         7.05        8.09        11.22        13.45        11.61        10.10
 Income (loss) from investment operations:
 Net investment income (loss)                   $         0.04       (0.02)       (0.05)        0.19        (0.01)        0.17
 Net realized and unrealized gain (loss)
 on investments                                 $         1.37       (1.04)       (2.14)       (1.48)        5.46         1.74
 Total from investment operations               $         1.41       (1.06)       (2.19)       (1.29)        5.45         1.91
 Less distributions from:
 Net investment income                          $         0.03          --           --         0.86         0.03         0.06
 Net realized gain on investments               $           --          --         0.94         0.08         3.58         0.34
 Total distributions                            $         0.03          --         0.94         0.94         3.61         0.40
 Redemption fees applied to capital             $         0.05        0.02           --           --           --           --
 Net asset value, end of period                 $         8.48        7.05         8.09        11.22        13.45        11.61
 TOTAL RETURN(3)                                %        20.72      (12.86)      (21.38)      (10.22)       47.85        19.02

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)              $       43,821      43,314       37,489       30,653       25,304       24,000
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5) %         1.85        2.14         2.51         2.23         1.98         1.75
 Gross expenses prior to expense
 reimbursement(4)                               %         1.87        2.18         2.51         2.23         1.98         2.25
 Net investment income (loss) after expense
 reimbursement(4)(5)                            %         0.64       (0.32)       (0.74)       (0.23)       (0.21)        0.35
 Portfolio turnover rate                        %          100         126          169          113          144          144

                                                                                     CLASS B
                                                               --------------------------------------------------
                                                                                                       AUGUST 22,
                                                                      YEAR ENDED OCTOBER 31,           2000(6) TO
                                                               -------------------------------------  OCTOBER 31,
                                                                   2003         2002         2001        2000(1)
-----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                      $         6.91          8.03        11.19        12.28
 Income (loss) from investment operations:
 Net investment loss                                       $        (0.00)*       (0.02)       (0.62)       (0.05)
 Net realized and unrealized gain (loss) on investments    $         1.31         (1.10)       (1.60)       (1.04)
 Total from investment operations                          $         1.31         (1.12)       (2.22)       (1.09)
 Less distributions from:
 Net realized gain on investments                          $           --            --         0.94           --
 Total distributions                                       $           --            --         0.94           --
 Net asset value, end of period                            $         8.22          6.91         8.03        11.19
 TOTAL RETURN(3)                                           %        18.96        (13.95)      (21.74)       (8.88)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                         $       12,466        10,246        1,961           80
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)            %         2.60          2.76         3.32         2.76
 Gross expenses prior to expense reimbursement(4)          %         2.62          2.83         3.32         2.76
 Net investment loss after expense
 reimbursement(4)(5)                                       %        (0.05)        (1.10)       (1.40)       (7.02)
 Portfolio turnover rate                                   %          100           126          169          113

(1)  The Fund changed its fiscal year-end from December 31 to October 31

(2) Effective July 26, 2000, ING Investments, LLC, became the Investment Adviser of the Fund.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized

(4)  Annualized for periods less than one year.

(5) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

(6)  Commencement of offering of shares.

*    Amount represents less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

ING INTERNATIONAL FUND (CONTINUED)                          FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                     CLASS C
                                                              ------------------------------------------------------
                                                                                                       SEPTEMBER 15,
                                                                      YEAR ENDED OCTOBER 31,             2000(1) TO
                                                              --------------------------------------    OCTOBER 31,
                                                                  2003          2002         2001         2000(2)
--------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                      $         6.91          8.02        11.21          11.67
 Income (loss) from investment operations:
 Net investment loss                                       $        (0.00)*       (0.02)       (0.62)         (0.04)
 Net realized and unrealized gain (loss) on investments    $         1.31         (1.09)       (1.63)         (0.42)
 Total from investment operations                          $         1.31         (1.11)       (2.25)         (0.46)
 Less distributions from:
 Net investment income                                     $         0.00*           --           --             --
 Net realized gain on investments                          $           --            --         0.94             --
 Total distributions                                       $         0.00*           --         0.94             --
 Net asset value, end of period                            $         8.22          6.91         8.02          11.21
 TOTAL RETURN(3)                                           %        18.97        (13.84)      (21.98)         (3.94)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                         $       14,526        12,384        1,514             85
 Ratios to average net assets:
 Net expenses after expense reimbursement(4)(5)            %         2.60          2.76         3.31           2.96
 Gross expenses prior to expense
 reimbursement(4)                                          %         2.62          2.84         3.31           2.96
 Net investment loss after expense
 reimbursement(4)(5)                                       %        (0.05)        (1.18)       (1.46)         (3.97)
 Portfolio turnover rate                                   %          100           126          169            113

(1)  Commencement of offering of shares.

(2)  The Fund changed its fiscal year-end from December 31 to October 31.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized

(4)  Annualized for periods less than one year.

(5) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary (expenses) subject to possible recoupment by ING Investments, LLC within three years.

*    Amount represents less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

ING INTERNATIONAL SMALLCAP GROWTH FUND                      FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                  CLASS A
                                            ---------------------------------------------------------------------------------------
                                                                                  FOUR MONTHS     YEAR     THREE MONTHS    YEAR
                                                   YEAR ENDED OCTOBER 31,            ENDED       ENDED        ENDED        ENDED
                                            -----------------------------------   OCTOBER 31,   JUNE 30,     JUNE 30,    MARCH 31,
                                               2003        2002         2001        2000(1)       2000        1999(2)       1999
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period    $       18.35       21.85        36.08        40.94        23.80        21.03        19.29
 Income (loss) from investment
 operations:
 Net investment income (loss)            $        0.01       (0.07)       (0.11)       (0.10)       (0.18)       (0.03)        0.02
 Net realized and unrealized gain
 (loss) on investments                   $        7.01       (3.43)      (11.39)       (4.76)       19.38         2.80         3.21
 Total from investment operations        $        7.02       (3.50)      (11.50)       (4.86)       19.20         2.77         3.23
 Less distributions from:
 Net investment income                   $          --          --         0.24           --           --           --           --
 Net realized gain on investments        $          --          --         2.49           --         2.06           --         1.49
 Total distributions                     $          --          --         2.73           --         2.06           --         1.49
 Net asset value, end of period          $       25.37       18.35        21.85        36.08        40.94        23.80        21.03
 TOTAL RETURN(3)                         %       38.26      (16.02)      (34.30)      (11.90)       82.89        13.17        17.26

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)       $     150,043     123,206      153,804      273,393      278,480       37,490       25,336
 Ratios to average net assets:
 Net expenses after expense
 reimbursement/recoupment(4)(5)          %        1.95        1.95         1.83         1.67         1.67         1.84         1.94
 Gross expenses prior to expense
 reimbursement/recoupment(4)             %        1.94        1.99         1.83         1.67         1.67         1.86         2.08
 Net investment income (loss) after
 expense reimbursement/recoupment(4)(5)  %        0.00       (0.32)       (0.33)       (0.80)       (0.76)       (0.69)       (0.82)
 Portfolio turnover rate                 %         114         149          143           56          164           44          146

                                                                                  CLASS B
                                            ---------------------------------------------------------------------------------------
                                                                                  FOUR MONTHS     YEAR     THREE MONTHS    YEAR
                                                   YEAR ENDED OCTOBER 31,            ENDED       ENDED        ENDED        ENDED
                                            -----------------------------------   OCTOBER 31,   JUNE 30,     JUNE 30,    MARCH 31,
                                               2003        2002         2001        2000(1)       2000        1999(2)       1999
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period    $       19.25       23.06        38.05        43.27        25.33        22.43        20.16
 Income (loss) from investment
 operations:
 Net investment loss                     $       (0.24)      (0.32)       (0.32)       (0.20)       (0.37)       (0.07)       (0.20)
 Net realized and unrealized gain
 (loss) on investments                   $        7.42       (3.49)      (11.98)       (5.02)       20.50         2.97         3.46
 Total from investment operations        $        7.18       (3.81)      (12.30)       (5.22)       20.13         2.90         3.26
 Less distributions from:
 Net investment income                   $          --          --         0.07           --           --           --           --
 Net realized gain on investments        $          --          --         2.62           --         2.19           --         0.99
 Total distributions                     $          --          --         2.69           --         2.19           --         0.99
 Net asset value, end of period          $       26.43       19.25        23.06        38.05        43.27        25.33        22.43
 TOTAL RETURN(3)                         %       37.30      (16.52)      (34.59)      (12.05)       81.63        12.93        16.55

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)       $      62,104      52,661       74,541      126,861      132,028       19,331       16,158
 Ratios to average net assets:
 Net expenses after expense
 reimbursement/recoupment(4)(5)          %        2.60        2.60         2.48         2.32         2.32         2.49         2.59
 Gross expenses prior to expense
 reimbursement/recoupment(4)             %        2.59        2.63         2.48         2.32         2.32         2.51         2.73
 Net investment loss after expense
 reimbursement/recoupment(4)(5)          %       (0.68)      (0.98)       (0.98)       (1.46)       (1.41)       (1.34)       (1.45)
 Portfolio turnover rate                 %         114         149          143           56          164           44          146

(1)  The Fund changed its fiscal year-end from June 30 to October 31.

(2) Effective May 24, 1999, ING Investments, LLC became the Investment Adviser of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as Sub-Adviser and the Fund changed its fiscal year-end to to June 30.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4)  Annualized for periods less that one year.

(5) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

                 See Accompanying Notes to Financial Statements

ING INTERNATIONAL SMALLCAP GROWTH FUND (CONTINUED)          FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                  CLASS C
                                            ---------------------------------------------------------------------------------------
                                                                                  FOUR MONTHS     YEAR     THREE MONTHS    YEAR
                                                   YEAR ENDED OCTOBER 31,            ENDED       ENDED        ENDED        ENDED
                                            -----------------------------------   OCTOBER 31,   JUNE 30,     JUNE 30,    MARCH 31,
                                               2003        2002         2001        2000(1)       2000        1999(2)       1999
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period    $       17.65       21.14        34.93        39.71        23.34        20.60        18.53
 Income (loss) from investment
 operations:
 Net investment loss                     $       (0.29)      (0.32)       (0.38)       (0.18)       (0.31)       (0.06)       (0.10)
 Net realized and unrealized gain
 (loss) on investments                   $        6.87       (3.17)      (10.91)       (4.60)       18.69         2.80         3.09
 Total from investment operations        $        6.58       (3.49)      (11.29)       (4.78)       18.38         2.74         2.99
 Less distributions from:
 Net investment income                   $          --          --         0.09           --           --           --           --
 Net realized gain on investments        $          --          --         2.41           --         2.01           --         0.92
 Total distributions                     $          --          --         2.50           --         2.01           --         0.92
 Net asset value, end of period          $       24.23       17.65        21.14        34.93        39.71        23.34        20.60
 TOTAL RETURN(3)                         %       37.28      (16.51)      (34.62)      (12.04)       80.89        13.31        16.55

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)       $      50,227      46,703       69,320      136,830      144,068       18,354       13,226
 Ratios to average net assets:
 Net expenses after expense
 reimbursement/recoupment(4)(5)          %        2.60        2.60         2.48         2.32         2.32         2.49         2.59
 Gross expenses prior to expense
 reimbursement/recoupment(4)             %        2.59        2.63         2.48         2.32         2.32         2.51         2.73
 Net investment loss after expense
 reimbursement/recoupment(4)(5)          %       (0.68)      (0.99)       (0.98)       (1.46)       (1.41)       (1.34)       (1.45)
 Portfolio turnover rate                 %         114         149          143           56          164           44          146

(1)  The Fund changed its fiscal year-end from June 30 to October 31.

(2) Effective May 24, 1999, ING Investments, LLC became the Investment Adviser of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as Sub-Adviser and the Fund changed its fiscal year-end to to June 30.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4)  Annualized for periods less that one year.

(5) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

                 See Accompanying Notes to Financial Statements

ING INTERNATIONAL VALUE FUND                                FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                CLASS A
                                                 ----------------------------------------------------------------------
                                                                         YEAR ENDED OCTOBER 31,
                                                 ----------------------------------------------------------------------
                                                     2003          2002           2001           2000          1999
-----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year         $           10.40         12.33          16.68          14.75         11.88
 Income (loss) from investment operations:
 Net investment income                      $            0.08          0.06           0.11           0.15          0.08
 Net realized and unrealized gain (loss)
 on investments                             $            3.48         (1.64)         (2.44)          2.58          3.58
 Total from investment operations           $            3.56         (1.58)         (2.33)          2.73          3.66
 Less distributions from:
 Net investment income                      $            0.05          0.09           0.14           0.11          0.12
 Net realized gain on investments           $            0.20          0.26           1.88           0.69          0.67
 Total distributions                        $            0.25          0.35           2.02           0.80          0.79
 Net asset value, end of year               $           13.71         10.40          12.33          16.68         14.75
 TOTAL RETURN(1)                            %           35.11        (13.31)        (15.89)         18.56         32.55

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (000's)            $       1,641,943     1,356,334      1,195,760        920,591       451,815
 Ratios to average net assets:
 Expenses                                   %            1.74          1.76           1.67           1.64          1.68
 Net investment income                      %            0.66          0.58           0.88           1.14          0.92
 Portfolio turnover rate                    %               9            20             15             34            29

                                                                                CLASS B
                                                 ----------------------------------------------------------------------
                                                                         YEAR ENDED OCTOBER 31,
                                                 ----------------------------------------------------------------------
                                                     2003          2002           2001           2000          1999
-----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year         $           10.23         12.13          16.43          14.57         11.76
 Income (loss) from investment operations:
 Net investment income (loss)               $           (0.00)*       (0.02)          0.02           0.07          0.01
 Net realized and unrealized gain (loss)
 on investments                             $            3.42         (1.62)         (2.41)          2.51          3.51
 Total from investment operations           $            3.42         (1.64)         (2.39)          2.58          3.52
 Less distributions from:
 Net investment income                      $              --          0.00*          0.03           0.03          0.04
 Net realized gain on investments           $            0.20          0.26           1.88           0.69          0.67
 Total distributions                        $            0.20          0.26           1.91           0.72          0.71
 Net asset value, end of year               $           13.45         10.23          12.13          16.43         14.57
 TOTAL RETURN(1)                            %           34.11        (13.90)        (16.48)         17.69         31.55

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (000's)            $         420,651       375,967        421,884        437,765       278,871
 Ratios to average net assets:
 Expenses                                   %            2.44          2.45           2.37           2.34          2.41
 Net investment income (loss)               %           (0.04)        (0.13)          0.16           0.45          0.18
 Portfolio turnover rate                    %               9            20             15             34            29

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

*    Amount represents less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

ING INTERNATIONAL VALUE FUND (CONTINUED)                    FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                CLASS C
                                                 ----------------------------------------------------------------------
                                                                         YEAR ENDED OCTOBER 31,
                                                 ----------------------------------------------------------------------
                                                     2003          2002           2001           2000          1999
-----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of year         $           10.21         12.10          16.41          14.55         11.75
 Income (loss) from investment operations:
 Net investment income (loss)               $           (0.00)*       (0.02)          0.02           0.07            --
 Net realized and unrealized gain (loss)
 on investments                             $            3.41         (1.61)         (2.41)          2.52          3.51
 Total from investment operations           $            3.41         (1.63)         (2.39)          2.59          3.51
 Less distributions from:
 Net investment income                      $              --          0.00*          0.04           0.04          0.04
 Net realized gain on investments           $            0.20          0.26           1.88           0.69          0.67
 Total distributions                        $            0.20          0.26           1.92           0.73          0.71
 Net asset value, end of year               $           13.42         10.21          12.10          16.41         14.55
 TOTAL RETURN(1)                            %           34.08        (13.85)        (16.52)         17.76         31.50

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of year (000's)            $         628,704       573,712        603,229        605,678       310,227
 Ratios to average net assets:
 Expenses                                   %            2.44          2.46           2.37           2.34          2.41
 Net investment income (loss)               %           (0.04)        (0.13)          0.16           0.46          0.19
 Portfolio turnover rate                    %               9            20             15             34            29

(1) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges.

*    Amount represents less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

ING PRECIOUS METALS FUND                                    FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                       CLASS A
                                                  ---------------------------------------------------------------------------------
                                                                                                TEN
                                                                                               MONTHS
                                                           YEAR ENDED OCTOBER 31,               ENDED       YEAR ENDED DECEMBER 31,
                                                  ---------------------------------------    OCTOBER 31,   ------------------------
                                                     2003           2002           2001       2000(1)(2)      1999          1998
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $       4.40          3.05           2.27          3.29          3.03          3.24
 Income (loss) from investment operations:
 Net investment income (loss)                 $      (0.02)        (0.01)          0.02          0.01         (0.01)           --
 Net realized and unrealized gain (loss)
 on investments                               $       2.56          1.38           0.76         (1.03)         0.27         (0.21)
 Total from investment operations             $       2.54          1.37           0.78         (1.02)         0.26         (0.21)
 Less distributions from:
 Net investment income                        $         --          0.02           0.00*           --            --            --
 Total distributions                          $         --          0.02           0.00*           --            --            --
 Net asset value, end of period               $       6.94          4.40           3.05          2.27          3.29          3.03
 TOTAL RETURN(3)                              %      57.73         45.01          34.56        (30.98)         8.58         (6.39)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $    101,696        72,346         60,563        40,130        72,516        50,841
 Ratios to average net assets:
 Expenses(4)                                  %       1.57          1.73           1.96          2.18          1.94          1.74
 Net investment income (loss)(4)                     (0.36)        (0.33)          0.67          0.28         (0.02)         0.08
 Portfolio turnover rate                      %         94            54             83            27            79            29

(1)  The Fund changed its fiscal year-end from December 31 to October 31.

(2) Effective July 26, 2000, ING Investments, LLC, became the Investment Adviser of the Fund.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4)  Annualized for periods less that one year.

*    Amount represents less than $0.01 per share

                 See Accompanying Notes to Financial Statements

ING RUSSIA FUND                                             FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                     CLASS A
                                                        ---------------------------------------------------------------------------
                                                                                                 TEN
                                                                                                MONTHS
                                                                YEAR ENDED OCTOBER 31,           ENDED      YEAR ENDED DECEMBER 31,
                                                        -----------------------------------   OCTOBER 31,  ------------------------
                                                           2003         2002        2001      2000(1)(2)       1999          1998
-----------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period              $       12.15         8.04        7.15         6.74          2.64         17.50
 Income (loss) from investment operations:
 Net investment income (loss)                      $       (0.00)*       0.17       (0.04)       (0.07)         0.18          0.15
 Net realized and unrealized gain (loss)
 on investments                                    $        7.06         3.92        0.93         0.48          3.99        (14.70)
 Total from investment operations                  $        7.06         4.09        0.89         0.41          4.17        (14.55)
 Less distributions from:
 Net investment income                             $        0.12           --          --           --          0.07          0.07
 Net realized gain on investments                  $          --           --          --           --            --          0.24
 Total distributions                               $        0.12           --          --           --          0.07          0.31
 Redemption fees applied to capital                $        0.04         0.02          --           --            --            --
 Net asset value, end of period                    $       19.13        12.15        8.04         7.15          6.74          2.64
 TOTAL RETURN(3)                                   %       58.98        51.12       12.45         6.08        159.76        (82.99)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                 $     161,601       85,658      49,019       53,637        59,011        19,147
 Ratios to average net assets:
 Net expenses after redemption fee proceeds and
 expense reimbursement(4)(5)                       %        2.09         1.77        2.23         1.40          2.23          1.84
 Gross expenses prior to redemption fee proceeds
 and expense reimbursement(4)                      %        2.09         2.20        2.77         2.85          3.32          2.64
 Net investment income (loss) after redemption
 fee proceeds and expense reimbursement(4)(5)      %       (0.02)        1.33       (0.56)       (0.90)         4.39          1.36
 Portfolio turnover rate                           %          23           32          28           52            91            66

(1)  The Fund changed its fiscal year-end from December 31 to October 31.

(2) Effective July 26, 2000, ING Investments, LLC, became the Investment Adviser of the Fund.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4)  Annualized for periods less that one year.

(5) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

*    Amount is less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

ING GLOBAL EQUITY DIVIDEND FUND                             FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                    CLASS A            CLASS B        CLASS C
                                                                 ------------       ------------     -----------
                                                                 SEPTEMBER 17,       OCTOBER 24,     OCTOBER 29,
                                                                  2003(1) TO          2003(1) TO     2003(1) TO
                                                                  OCTOBER 31,        OCTOBER 31,     OCTOBER 31,
                                                                    2003                2003            2003
-----------------------------------------------------------------------------       ------------     -----------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                      $         10.00              10.31            10.44
 Income from investment operations:
 Net investment income                                     $          0.02               0.00*            0.00*
 Net realized and unrealized gain on investments           $          0.47               0.18             0.04
 Total from investment operations                          $          0.49               0.18             0.04
 Less distributions from:
 Net investment income                                     $            --                 --               --
 Net realized gain on investments                          $            --                 --               --
 Total distributions                                       $            --                 --               --
 Net asset value, end of period                            $         10.49              10.49            10.48
 TOTAL RETURN(2)                                           %          4.90               1.75             0.38

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                         $         4,274                 12               19
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)            %          1.40               2.15             2.15
 Gross expenses prior to expense reimbursement(3)          %          7.00               7.75             7.75
 Net investment income after expense reimbursement(3)(4)   %          3.58              (0.67)           (0.88)
 Portfolio turnover rate                                   %             3                  3                3

(1)  Commencement of operations of class.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

*    Amount represents less than $0.01 per share

                 See Accompanying Notes to Financial Statements

ING GLOBAL REAL ESTATE FUND                                 FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                             CLASS A                   CLASS B                  CLASS C
                                                   --------------------------- ------------------------  -----------------------
                                                        YEAR       NOVEMBER 5,    YEAR       MARCH 15,      YEAR      JANUARY 8,
                                                       ENDED       2001(1) TO    ENDED      2002(1) TO     ENDED      2002(1) TO
                                                     OCTOBER 31,  OCTOBER 31,  OCTOBER 31,  OCTOBER 31,  OCTOBER 31, OCTOBER 31,
                                                        2003          2002        2003         2002         2003        2002
------------------------------------------------------------------------------ ------------------------  -----------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period            $       10.40      10.01         9.43        10.03         9.70        9.99
 Income (loss) from investment operations:
 Net investment income                           $        0.57       0.45         0.48         0.16         0.45        0.19
 Net realized and unrealized gain (loss)
 on investments                                  $        2.79       0.31         2.47        (0.58)        2.60       (0.31)
 Total from investment operations                $        3.36       0.76         2.95        (0.42)        3.05       (0.12)
 Less distributions from:
 Net investment income                           $        0.54       0.37         0.48         0.18         0.45        0.17
 Net realized gain on investments                $        0.16         --         0.16           --         0.16          --
 Total distributions                             $        0.70       0.37         0.64         0.18         0.61        0.17
 Net asset value, end of period                  $       13.06      10.40        11.74         9.43        12.14        9.70
 TOTAL RETURN(2)                                 %       33.77       7.47        32.83        (4.29)       32.89       (1.24)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)               $      41,549     25,440        1,506          677        1,732       2,320
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)  %        1.75       1.76         2.50         2.52         2.50        2.52
 Gross expenses prior to and expense
 reimbursement(3)                                %        1.95       2.46         2.70         3.19         2.70        3.19
 Net investment income after proceeds
 and expense reimbursement(3)(4)                 %        5.14       4.12         4.44         3.74         4.60        3.51
 Portfolio turnover rate                         %         124        141          124          141          124         141

(1)  Commencement of offering of shares.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

                 See Accompanying Notes to Financial Statements

ING WORLDWIDE GROWTH FUND                                   FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                     CLASS A
                                                       -------------------------------------------------------------------
                                                                                                  FOUR MONTHS       YEAR
                                                                   YEAR ENDED OCTOBER 31,            ENDED         ENDED
                                                       ---------------------------------------    OCTOBER 31,     JUNE 30,
                                                          2003          2002            2001       2000(1)(2)       2000
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period           $         12.36         15.45           26.36         29.98         23.58
 Income (loss) from investment operations:
 Net investment loss                            $         (0.06)        (0.12)*         (0.11)        (0.07)        (0.15)
 Net realized and unrealized gain (loss)
 on investments                                 $          2.46         (2.97)*         (9.73)        (3.55)         9.62
 Total from investment operations               $          2.40         (3.09)          (9.84)        (3.62)         9.47
 Less distributions from:
 Net investment income                          $            --            --              --            --            --
 Net realized gain on investments               $            --            --            0.77            --          3.07
 Tax return of capital                          $            --            --            0.30            --            --
 Total distributions                            $            --            --            1.07            --          3.07
 Net asset value, end of period                 $         14.76         12.36           15.45         26.36         29.98
 TOTAL RETURN(4)                                %         19.42        (20.00)         (38.80)       (12.07)        42.43

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)              $        56,877        69,478         134,152       246,590       235,341
 Ratios to average net assets:
 Net expenses after expense reimbursement
 (recoupment)(5)(6)                             %          1.85          1.86            1.85          1.61          1.67
 Gross expenses prior to expense
 reimbursement/recoupment(5)                    %          1.93          1.96            1.95          1.61          1.67
 Net investment loss after expense
 reimbursement/recoupment(5)(6)                 %         (0.35)        (0.83)          (0.65)        (0.71)        (0.79)
 Portfolio turnover rate                        %           125           281             302            71           169

                                                                  CLASS A
                                                       ---------------------------
                                                            THREE          YEAR
                                                         MONTHS ENDED     ENDED
                                                           JUNE 30,      MARCH 31,
                                                            1999(3)        1999
----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period           $            21.39         19.33
 Income (loss) from investment operations:
 Net investment loss                            $               --         (0.02)
 Net realized and unrealized gain (loss)
 on investments                                 $             2.19          5.78
 Total from investment operations               $             2.19          5.76
 Less distributions from:
 Net investment income                          $               --          0.06
 Net realized gain on investments               $               --          3.64
 Tax return of capital                          $               --            --
 Total distributions                            $               --          3.70
 Net asset value, end of period                 $            23.58         21.39
 TOTAL RETURN(4)                                %            10.24         33.56

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)              $           66,245        49,134
 Ratios to average net assets:
 Net expenses after expense reimbursement
 (recoupment)(5)(6)                             %             1.75          1.86
 Gross expenses prior to expense
 reimbursement/recoupment(5)                    %             1.75          2.02
 Net investment loss after expense
 reimbursement/recoupment(5)(6)                 %            (0.03)        (0.62)
 Portfolio turnover rate                        %               57           247

                                                                                     CLASS B
                                                       -------------------------------------------------------------------
                                                                                                  FOUR MONTHS       YEAR
                                                                   YEAR ENDED OCTOBER 31,            ENDED         ENDED
                                                       ---------------------------------------    OCTOBER 31,     JUNE 30,
                                                          2003          2002            2001       2000(1)(2)       2000
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period           $         13.65         17.19          29.52         33.66         26.64
 Income (loss) from investment operations:
 Net investment loss                            $         (0.16)        (0.25)*        (0.31)        (0.15)        (0.28)
 Net realized and unrealized gain (loss)
 on investments                                 $          2.70         (3.29)*       (10.82)        (3.99)        10.76
 Total from investment operations               $          2.54         (3.54)        (11.13)        (4.14)        10.48
 Less distributions from:
 Net investment income                          $            --            --             --            --            --
 Net realized gain on investments               $            --            --           0.86            --          3.46
 Tax return of capital                          $            --            --           0.34            --            --
 Total distributions                            $            --            --           1.20            --          3.46
 Net asset value, end of period                 $         16.19         13.65          17.19         29.52         33.66
 TOTAL RETURN(4)                                %         18.61        (20.59)        (39.19)       (12.27)        41.54

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)              $        35,459        38,603         71,943       126,756       130,988
 Ratios to average net assets:
 Net expenses after expense reimbursement/
 recoupment(5)(6)                               %          2.50          2.51           2.51          2.26          2.32
 Gross expenses prior to expense
 reimbursement/recoupment(5)                    %          2.58          2.61           2.61          2.26          2.32
 Net investment loss after expense
 reimbursement/recoupment(5)(6)                 %         (1.00)        (1.46)         (1.31)        (1.37)        (1.44)
 Portfolio turnover rate                        %           125           281            302            71           169

                                                                 CLASS B
                                                       --------------------------
                                                           THREE          YEAR
                                                        MONTHS ENDED     ENDED
                                                          JUNE 30,      MARCH 31,
                                                           1999(3)        1999
---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period           $           24.21         20.10
 Income (loss) from investment operations:
 Net investment loss                            $           (0.03)        (0.08)
 Net realized and unrealized gain (loss)
 on investments                                 $            2.46          6.25
 Total from investment operations               $            2.43          6.17
 Less distributions from:
 Net investment income                          $              --          0.01
 Net realized gain on investments               $              --          2.05
 Tax return of capital                          $              --            --
 Total distributions                            $              --          2.06
 Net asset value, end of period                 $           26.64         24.21
 TOTAL RETURN(4)                                %           10.04         32.74

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)              $          27,938        18,556
 Ratios to average net assets:
 Net expenses after expense reimbursement/
 recoupment(5)(6)                               %            2.40          2.51
 Gross expenses prior to expense
 reimbursement/recoupment(5)                    %            2.40          2.67
 Net investment loss after expense
 reimbursement/recoupment(5)(6)                 %           (0.68)        (1.31)
 Portfolio turnover rate                        %              57           247

(1) Effective October 1, 2000, ING Investments, LLC, became the Investment Adviser of the Fund replacing Nicholas-Applegate Capital Management.

(2)  The Fund changed its fiscal year-end from June 30 to October 31.

(3) Effective May 24, 1999, ING Investments, LLC became the Investment Adviser of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as Sub-Adviser and the Fund changed its fiscal year-end to June 30.

(4) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized

(5)  Annualized for periods less that one year.

(6) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

* Per share data calculated using average number of shares outstanding throughout the period.

                 See Accompanying Notes to Financial Statements

ING WORLDWIDE GROWTH FUND (CONTINUED)                       FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                      CLASS C
                                                       -------------------------------------------------------------------
                                                                                                  FOUR MONTHS       YEAR
                                                                   YEAR ENDED OCTOBER 31,            ENDED         ENDED
                                                       ---------------------------------------    OCTOBER 31,     JUNE 30,
                                                          2003          2002            2001       2000(1)(2)       2000
--------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period           $         12.14         15.29          26.26         29.92         23.69
 Income (loss) from investment operations:
 Net investment loss                            $         (0.15)        (0.22)*        (0.40)        (0.13)        (0.33)
 Net realized and unrealized gain (loss)
 on investments                                 $          2.42         (2.93)*        (9.50)        (3.53)         9.65
 Total from investment operations               $          2.27         (3.15)         (9.90)        (3.66)         9.32
 Less distributions from:
 Net investment income                          $            --            --             --            --            --
 Net realized gain on investments               $            --            --           0.77            --          3.09
 Tax return of capital                          $            --            --           0.30            --            --
 Total distributions                            $            --            --           1.07            --          3.09
 Net asset value, end of period                 $         14.41         12.14          15.29         26.26         29.92
 TOTAL RETURN(4)                                %         18.70        (20.60)        (39.20)       (12.23)        41.48

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)              $        45,476        51,868        102,919       213,843       239,432
 Ratios to average net assets:
 Net expenses after expense reimbursement
 (recoupment)(5)(6)                             %          2.50          2.51           2.51          2.26          2.32
 Gross expenses prior to expense
 reimbursement/recoupment(5)                    %          2.58          2.61           2.60          2.26          2.32
 Net investment loss after expense
 reimbursement/recoupment(5)(6)                 %         (1.01)        (1.46)         (1.30)        (1.37)        (1.44)
 Portfolio turnover rate                        %           125           281            302            71           169

                                                                    CLASS C
                                                        --------------------------
                                                        THREE MONTHS       YEAR
                                                           ENDED           ENDED
                                                          JUNE 30,       MARCH 31,
                                                           1999(3)         1999
----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period           $             21.52        19.05
 Income (loss) from investment operations:
 Net investment loss                            $             (0.04)       (0.20)
 Net realized and unrealized gain (loss)
 on investments                                 $              2.21         5.83
 Total from investment operations               $              2.17         5.63
 Less distributions from:
 Net investment income                          $                --         0.01
 Net realized gain on investments               $                --         3.15
 Tax return of capital                          $                --           --
 Total distributions                            $                --         3.16
 Net asset value, end of period                 $             23.69        21.52
 TOTAL RETURN(4)                                %             10.08        32.73
RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)              $           111,250       98,470
 Ratios to average net assets:
 Net expenses after expense reimbursement
 (recoupment)(5)(6)                             %              2.40         2.51
 Gross expenses prior to expense
 reimbursement/recoupment(5)                    %              2.40         2.67
 Net investment loss after expense
 reimbursement/recoupment(5)(6)                 %             (0.68)       (1.28)
 Portfolio turnover rate                        %                57          247

(1) Effective October 1, 2000, ING Investments, LLC, became the Investment Adviser of the Fund replacing Nicholas-Applegate Capital Management.

(2)  The Fund changed its fiscal year-end from June 30 to October 31.

(3) Effective May 24, 1999, ING Investments, LLC became the Investment Adviser of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as Sub-Adviser and the Fund changed its fiscal year-end to June 30.

(4) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized

(5)  Annualized for periods less that one year.

(6) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

 * Per share data calculated using average number of shares outstanding throughout the period.

                 See Accompanying Notes to Financial Statements

              NOTES TO FINANCIAL STATEMENTS as of October 31, 2003

NOTE 1 -- ORGANIZATION

ORGANIZATION. The ING Funds included in this report are comprised of ING Mutual Funds ("IMF") and ING Mayflower Trust ("IMT"); both are organized as open-end investment management companies registered under the Investment Company Act of 1940, as amended.

IMF is a Delaware business trust organized in 1992 with nine separate series ("Portfolios"): ING Emerging Countries Fund ("Emerging Countries"), ING Foreign Fund ("Foreign") ING International Fund ("International"), ING International SmallCap Growth Fund ("International SmallCap Growth"), ING Precious Metals Fund ("Precious Metals"), ING Russia Fund ("Russia"), ING Global Equity Dividend Fund ("Global Equity Dividend"), ING Global Real Estate Fund ("Global Real Estate") and ING Worldwide Growth Fund ("Worldwide Growth"). IMT is a Massachusetts business trust organized in 1992 with two separate series (Portfolios). The one Portfolio in this annual report is ING International Value Fund ("International Value"). The investment objective of each Fund is described in each Fund's prospectus.

Each Fund offers one or more of the following classes of shares: Class A, Class B, Class C, Class I, Class M and Class Q (Class I and Class Q are presented in a separate annual report). The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees and transfer agent fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends from net investment income are determined separately for each class based on income and expenses allocable to each class. Distributions from realized gains are allocated to each class pro rata based on the total shares outstanding on the ex-dividend date. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weighting of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

Effective September 2, 2003, International Value was closed to new investors except for shares purchased (1) through the reinvestment of dividends and distributions; (2) by 401(k), 403(b) and 457 plans that have selected International Value as an investment option prior to May 17, 2002; (3) by shareholders participating in mutual fund wrap fee programs who were invested in International Value prior to May 17, 2002; or (4) by new 401(k), 403(b) and 457 plans and new shareholders participating in mutual fund wrap fee programs subject to approval by the Investment Adviser and Sub-Adviser based on their assessment of the Fund's ability to invest the monies consistent with the Fund's objectives in light of market conditions, the size of the purchase, and other relevant factors relating to International Value. International Value may reopen in the future subject to the discretion of the Board of Trustees ("Board").

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A. SECURITY VALUATION. For all Funds except Russia, investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing price. Securities traded on an exchange or NASDAQ for which there has been no sale, securities traded in the over-the-counter-market and gold and silver bullion are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by each Fund's custodian. Debt securities are valued at bid prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Fund's valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Funds' Board, in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value may also be valued at their fair values as determined in good faith by or under the supervision of a Fund's Board, in accordance with methods that are specifically authorized by the Board. If a significant event which is likely to impact the value of one or more foreign securities held by a Fund occurs after the time at which the foreign market for such security(ies) closes but before the time that the Fund's net asset value is calculated on any business day, such event may be taken into account in determining the fair value of such security(ies) at the time the Fund calculates its net asset value. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its net asset value. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment, and the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Investments in securities maturing in less than 60 days are valued at amortized cost, which approximates market value.

     For the Russia Fund the valuation procedures for Russian equity securities are to price local shares according to the most recent available bid prices. If securities are not listed on the Russian Trade System or on any other pricing service that lists available bid quotes, then the mean of at least two broker bid quotes is used. For equity securities of an issuer in Russia for which there are no readily available reliable market value quotations, the following benchmark pricing procedure shall apply on any day on which the largest securities exchange in Russia (the "RTS") declines by 2 1/2% or more. The price of the security shall be adjusted by the amount of the downward change in a composite of the other companies that are publicly traded in the same sector as the issuer, if ascertainable, and if not ascertainable, by the amount of downward change in the RTS.

B. SECURITY TRANSACTIONS AND REVENUE RECOGNITION. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C. FOREIGN CURRENCY TRANSLATION. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

          (1) Market value of investment securities, other assets and liabilities -- at the exchange rates prevailing at the end of the day.

          (2) Purchases and sales of investment securities, income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.

     Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the statement of assets and liabilities for the estimated tax withholding based on the securities' current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

     Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. Government securities. These risks include but are not limited to re-evaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. Government securities.

D. FOREIGN CURRENCY TRANSACTIONS. Certain Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or uses forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

     Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices, for hedging purposes only. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. DISTRIBUTIONS TO SHAREHOLDERS. The Funds record distributions to their shareholders on ex-dividend date. Each Fund pays dividends and capital gains, if any, annually.

F. FEDERAL INCOME TAXES. It is the policy of the Funds, to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax provision is not required. In addition, by distributing during each calendar year substantially all of its net investment income and net realized capital gains, each Fund intends not to be subject to any federal excise tax.

     The Funds may utilize equalization accounting for tax purposes, where by a portion of redemption payments are treated as distributions of income or gain.

     The Board intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires

G. USE OF ESTIMATES. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America for investment companies. Actual results could differ from these estimates.

H. REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System or with member banks of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will always receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. If the seller defaults, a Fund might incur a loss or delay in the realization of proceeds if the value of security collateralizing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

I. SECURITIES LENDING. Each Fund has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash or U.S. Government securities. Generally, in the event of counterparty default, the Fund has the right to use collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. No securities were on loan at October 31, 2003.

J. OPTIONS CONTRACTS. All Funds may purchase put and call options and may write (sell) put options and covered call options. The Funds may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Funds will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

K. ILLIQUID AND RESTRICTED SECURITIES. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Restricted securities are those sold under Rule 144A of the Securities Act of 1933 (1933 Act) or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board. The Funds may not invest more than 15% of their net assets in illiquid securities.

L. DELAYED DELIVERY TRANSACTION. The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of these securities is identified in the Funds' Portfolio. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to hold liquid assets as collateral with the Funds' custodian sufficient to cover the purchase price.

NOTE 3 -- INVESTMENT TRANSACTIONS

For the year ended October 31, 2003, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

                                         PURCHASES             SALES
                                         ---------             -----
Emerging Countries                    $   140,318,744     $   168,670,167
Foreign                                    14,158,468           2,829,898
International                              75,254,600          74,193,202
International SmallCap Growth             321,524,933         373,903,812
International Value                       240,034,009         617,722,680
Precious Metals                            69,576,442          79,184,654
Russia                                     49,663,648          24,937,706
Global Equity Dividend                      4,043,475             137,320
Global Real Estate                         47,370,572          39,616,665
Worldwide Growth                          183,424,343         238,164,353

NOTE 4 -- REDEMPTION FEES

A 2% redemption fee is charged on shares of the Russia Fund that are redeemed within 365 days or less from their date of purchase. Effective November 1, 2002, the redemption fee is recorded as an addition to paid-in capital. Total redemption fee proceeds for the year ended October 31, 2003 were $326,534 and are set forth in the statement of changes in net assets. Prior to November 1, 2002, redemption fee proceeds were applied to the Russia Fund's aggregate expenses allocable to providing custody and redemption services. Any excess fee proceeds were added to the Fund's capital. For the year ended October 31, 2002, the amount of $156,582 was accounted for as an addition to paid-in capital.

Effective November 1, 2001, International began imposing a 2% redemption fee on Class A shares redeemed (including in connection with an exchange) within 30 days or less from their date of purchase. The redemption fee is recorded as an addition to paid-in capital. Total redemption fee proceeds for the year ended October 31, 2003 were $306,800 and are set forth in the statements of changes in net assets. For the year ended October 31, 2002, the redemption fee proceeds were $132,507 and are set forth in the statement of changes in net assets.

NOTE 5 -- INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Each of the Funds has entered into an Investment Management Agreement with ING Investments, LLC (the "Investment Manager", or the "Adviser"), a wholly-owned subsidiary of ING Groep N.V. ("ING"). The investment management agreements compensate the Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

                                       AS A PERCENTAGE OF AVERAGE NET ASSETS
                                       -------------------------------------
Emerging Countries                     1.25%
Foreign                                1.00% on the first $500 million; and 0.90% thereafter
International                          1.00%
International SmallCap Growth          1.00% on first $500 million; 0.90% on next $500 million; and 0.85%
                                       in excess of $1 billion
International Value                    1.00%
Precious Metals                        1.00% on first $50 million; 0.75% thereafter
Russia                                 1.25%
Global Equity Dividend                 0.70%
Global Real Estate                     1.00%
Worldwide Growth                       1.00% on first $250 million; 0.90% on next $250 million; 0.80 on next $500 million; and 0.75 in excess of $1 billion

Julius Baer Investment Management Inc. ("JBIM"), a registered investment adviser wholly owned by the Julius Baer Group, services as Sub-Adviser to the Foreign Fund pursuant to a Subadvisory agreement between the Adviser and JBIM.

Effective August 1, 2003, Aeltus Investment Management, Inc. ("ING Aeltus"), a registered investment adviser serves as Sub-Adviser to International, Precious Metals and Worldwide Growth Funds pursuant to a Subadvisory agreement between the Adviser and ING Aeltus. Both the Adviser and ING Aeltus are indirect, wholly owned subsidiaries of ING and affiliates of each other.

Nicholas-Applegate Capital Management ("NACM"), a registered investment advisor, serves as a Sub-Adviser to the International SmallCap Growth Fund pursuant to a Subadvisory agreement between the Adviser and NACM.

Brandes Investment Partners, LLC ("Brandes"), a registered investment advisor, serves as a Sub-Adviser to the International Value Fund pursuant to a Subadvisory agreement between the Adviser and Brandes.

Clarion CRA Securities, L.P. ("CRA"), a registered investment advisor, serves as a Sub-Adviser to the Global Real Estate Fund pursuant to a subadvisory agreement between the Adviser and CRA.

ING Investment Management Advisors B.V. ("IIMA"), a registered investment advisor, serves as Sub-Adviser to the Russia Fund, the Emerging Countries Fund and the Global Equity Dividend Fund pursuant to a Subadvisory agreement between the Adviser and IIMA.

ING Funds Services, LLC (the "Administrator" or "IFS"), serves as administrator to each Fund. IFS is a wholly-owned indirect subsidiary of ING. The Funds pay the Administrator a fee calculated at an annual rate of 0.10% of each Fund's average daily net assets.

International Value Fund also pays IFS an annual shareholder account-servicing fee of $5.00, payable quarterly, for each account of beneficial owners of shares.

NOTE 6 -- DISTRIBUTION AND SERVICE FEES

Each share class of the Funds has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby ING Funds Distributor, LLC (the "Distributor"), a wholly-owned indirect subsidiary of ING, is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Funds' shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for actual expenses incurred in the distribution and promotion of each Fund's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor a combined Distribution and Service Fee based on average daily net assets at the following annual rates:

                                      CLASS A       CLASS B       CLASS C       CLASS I      CLASS M      CLASS Q
                                      -------       -------       -------       -------      -------      -------
Emerging Countries                     0.35%         1.00%         1.00%          N/A         0.75%        0.25%
Foreign                                0.25%         1.00%         1.00%          N/A          N/A         0.25%
International                          0.25%         1.00%         1.00%          N/A          N/A         0.25%
International SmallCap Growth          0.35%         1.00%         1.00%          N/A          N/A         0.25%
International Value                    0.30%         1.00%         1.00%          N/A          N/A         0.25%
Precious Metals                        0.25%          N/A           N/A           N/A          N/A          N/A
Russia                                 0.25%          N/A           N/A           N/A          N/A          N/A
Global Equity Dividend                 0.25%         1.00%         1.00%          N/A          N/A         0.25%
Global Real Estate                     0.25%         1.00%         1.00%          N/A          N/A         0.25%
Worldwide Growth                       0.35%         1.00%         1.00%          N/A          N/A         0.25%

Fees paid to the Distributor by class during the year ended October 31, 2003 are shown in the accompanying Statements of Operations.

The Distributor also receives the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, Class B, and Class C shares. For the year ended October 31, 2003, the Distributor retained the following amounts in sales charges for the Funds:

                                             CLASS A      CLASS B      CLASS C      CLASS M
                                             SHARES       SHARES       SHARES       SHARES
                                             -------      -------      -------      -------
Initial Sales Charges                      $  269,522          n/a          n/a   $      236
Contingent Deferred Sales Charges          $  203,734   $        0   $  120,689          n/a

NOTE 7 -- OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At October 31, 2003, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (See Notes 5 and 6):

                                               ACCRUED                            ACCRUED
                                              INVESTMENT        ACCRUED         SHAREHOLDER
                                              MANAGEMENT    ADMINISTRATIVE     SERVICES AND
                                                 FEES            FEES        DISTRIBUTION FEES       TOTAL
                                                 ----            ----        -----------------       -----
Emerging Countries                          $     123,992   $        9,919     $      48,165     $     182,076
Foreign                                             8,684              868             5,146            14,698
International                                      98,096            8,109            35,088           141,293
International SmallCap Growth                     283,089           28,309           152,952           464,350
International Value                             2,708,826          426,038         1,312,036         4,446,900
Precious Metals                                    75,431            8,167            20,418           104,016
Russia                                            203,694           16,296            40,739           260,729
Global Equity Dividend                              2,478              354               887             3,719
Global Real Estate                                157,134            3,784            11,485           172,403
Worldwide Growth                                  124,134           12,413            88,029           224,576

At October 31, 2003, one shareholder owned 8.5% of the Russia Fund. Also, at October 31, 2003, the following wholly-owned indirect subsidiaries of ING owned the following Funds:

ING Life Insurance and Annuity Company - Global Equity Dividend Fund (97.5%) and International Fund (12.4%)

ING Investments, LLC -- Foreign Fund (7.8%)

ING National Nederlanden Intervest-- Global Real Estate Fund (73.0%)

ING National Trust -- International Fund (11.3%)

Investment activities of these shareholders could have material impact on the Funds.

Each Fund has adopted a Retirement Policy covering all independent trustees of the Fund who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement.

NOTE 8 -- OTHER ACCRUED EXPENSES AND LIABILITIES

At October 31, 2003, the following Funds had following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:

                                         PAYABLE FOR
                                         CUSTODY FEES
                                         ------------
Emerging Countries                       $     99,950
International                                  41,624
International SmallCap Growth                  91,519

                                         PAYABLE FOR
                                           TRANSFER
                                          AGENT FEES
                                          ----------
Emerging Countries                       $     85,393
International                                  72,798
International SmallCap Growth                 249,846
International Value                         1,515,405
Global Equity Dividend                          1,015
Worldwide Growth                               76,954

                                         PAYABLE FOR
                                         SHAREHOLDER
                                          REPORTING
                                           EXPENSE
                                           -------
International                            $     38,348
International SmallCap Growth                  89,589
International Value                           750,614
Worldwide Growth                              166,408

                                         PAYABLE FOR
                                         ORGANIZATION
                                             FEES
                                             ----
Global Equity Dividend                   $     10,000

                                    PAYABLE FOR ESTIMATED
                                          INDIA TAX
                                          ---------
Emerging Countries                       $    132,836

NOTE 9 -- EXPENSE LIMITATIONS

For the following Funds, the Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

Maximum Operating Expense Limit (as a percentage of average net assets)

                                                  CLASS A       CLASS B       CLASS C       CLASS I     CLASS M      CLASS Q
                                                  SHARES        SHARES        SHARES        SHARES      SHARES       SHARES
                                                  -------       -------       -------       -------     -------      -------
Emerging Countries                                 2.25%         2.90%         2.90%          N/A         2.65%        2.15%
Foreign                                            1.95%         2.70%         2.70%         1.60%         N/A         1.85%
International                                      1.95%         2.70%         2.70%         1.60%         N/A         1.85%
International SmallCap Growth                      1.95%         2.60%         2.60%          N/A          N/A         1.85%
International Value                                 N/A           N/A           N/A           N/A          N/A          N/A
Precious Metals                                    2.75%          N/A           N/A           N/A          N/A          N/A
Russia                                             3.35%          N/A           N/A           N/A          N/A          N/A
Global Equity Dividend                             1.40%         2.15%         2.15%         1.15%         N/A         1.40%
Global Real Estate                                 1.75%         2.50%         2.50%          N/A          N/A         1.75%
Worldwide Growth                                   1.85%         2.50%         2.50%          N/A          N/A         1.75%

For International Fund, the voluntary expense limits provided above were effective July 1, 2003.

Each Fund will at a later date reimburse the Investment Manager for management fees waived and other expenses assumed by the Investment Manager during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Manager of such waived and reimbursed fees are reflected net on the accompanying Statements of Operations for each Fund. Amounts payable by the Investment Manager are reflected on the accompanying statements of Assets and Liabilities for each Fund.

As of October 31, 2003, the cumulative amounts of reimbursed fees that are subject to possible recoupment by the Investment Manager are as follows:

Emerging Countries                               $     57,128
Foreign                                                70,612
International                                          43,933
International SmallCap Growth                         106,688
Global Real Estate                                    258,604
Worldwide Growth                                      812,316

NOTE 10 -- LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Adviser, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with The Bank of New York for an aggregate amount of $150,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. The following Funds utilized the line of credit during the year ended October 31, 2003:

                                                      APPROXIMATE         APPROXIMATE
                                          DAYS       AVERAGE DAILY     WEIGHTED AVERAGE
                                        UTILIZED        BALANCE          INTEREST RATE
                                        --------        -------          -------------
Emerging Countries                         137       $   4,011,255           1.60%
International                                1           2,290,000           1.75%
International SmallCap Growth               20           3,322,650           1.46%
International Value                          7           2,280,000           1.80%
Precious Metals                              6             900,833           1.52%
Russia                                      16             564,375           1.48%
Global Real Estate                           5             658,000           1.76%
Worldwide Growth                            17           1,590,588           1.66%

NOTE 11 -- CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

                                                         CLASS A SHARES                       CLASS B SHARES
                                                --------------------------------    --------------------------------
                                                     YEAR              YEAR              YEAR              YEAR
                                                    ENDED             ENDED             ENDED             ENDED
                                                  OCTOBER 31,       OCTOBER 31,       OCTOBER 31,       OCTOBER 31,
                                                     2003              2002              2003              2002
                                                     ----              ----              ----              ----
EMERGING COUNTRIES (NUMBER OF SHARES)
Shares sold                                         15,077,519        11,599,557            84,548           171,877
Shares issued in merger                                     --           407,103                --           276,180
Dividends reinvested                                        --               121                --                --
Shares redeemed                                    (15,912,953)      (12,682,825)         (349,157)         (461,156)
                                                --------------    --------------    --------------    --------------
Net decrease in shares outstanding                    (835,434)         (676,044)         (264,609)          (13,099)
                                                ==============    ==============    ==============    ==============
EMERGING COUNTRIES ($)
Shares sold                                     $  209,705,771    $  161,276,949    $    1,250,314    $    2,478,236
Shares issued in merger                                     --         5,280,325                --         3,558,403
Dividends reinvested                                        --             1,567                --                --
Shares redeemed                                   (222,355,701)     (177,404,620)       (4,809,392)       (6,402,316)
                                                --------------    --------------    --------------    --------------
Net decrease                                    $  (12,649,930)   $  (10,845,779)   $   (3,559,078)   $     (365,677)
                                                ==============    ==============    ==============    ==============
                                                          CLASS C SHARES
                                                --------------------------------
                                                     YEAR              YEAR
                                                    ENDED             ENDED
                                                  OCTOBER 31,       OCTOBER 31,
                                                     2003              2002
                                                     ----              ----
EMERGING COUNTRIES (NUMBER OF SHARES)
Shares sold                                            352,142           361,853
Shares issued in merger                                     --                --
Dividends reinvested                                        --                --
Shares redeemed                                       (544,473)         (671,785)
                                                --------------    --------------
Net decrease in shares outstanding                    (192,331)         (309,932)
                                                ==============    ==============
EMERGING COUNTRIES ($)
Shares sold                                     $    4,452,036    $    5,122,486
Shares issued in merger                                     --                --
Dividends reinvested                                        --                --
Shares redeemed                                     (6,896,237)       (9,265,932)
                                                --------------    --------------
Net decrease                                    $   (2,444,201)   $   (4,143,446)
                                                ==============    ==============

                                                          CLASS Q SHARES                     CLASS M SHARES
                                                --------------------------------    --------------------------------
                                                    YEAR              YEAR               YEAR           AUGUST 5,
                                                    ENDED             ENDED              ENDED           2002 TO
                                                  OCTOBER 31,       OCTOBER 31,       OCTOBER 31,      OCTOBER 31,
                                                     2003              2002              2003            2002(1)
                                                     ----              ----              ----            -------
EMERGING COUNTRIES (NUMBER OF SHARES)
Shares sold                                         12,331,900         3,391,625             3,626               921
Shares issued in merger                                     --                --                --            92,645
Dividends reinvested                                        --                72                --                --
Shares redeemed                                    (12,967,395)       (3,924,951)          (22,486)           (2,436)
                                                --------------    --------------    --------------    --------------
Net increase (decrease) in shares outstanding         (635,495)         (533,254)          (18,860)           91,130
                                                ==============    ==============    ==============    ==============

EMERGING COUNTRIES ($)
Shares sold                                     $  173,161,999    $   47,255,785    $       47,863    $       11,570
Shares issued in merger                                     --                --                --         1,201,548
Dividends reinvested                                        --               970                --                --
Shares redeemed                                   (183,269,201)      (54,959,947)         (297,464)          (30,431)
                                                --------------    --------------    --------------    --------------
Net increase (decrease)                         $  (10,107,202)   $   (7,703,192)   $     (249,601)   $    1,182,687
                                                ==============    ==============    ==============    ==============

                                           CLASS A SHARES    CLASS B SHARES    CLASS C SHARES    CLASS I SHARES    CLASS Q SHARES
                                           --------------    --------------    --------------    --------------    --------------
                                               JULY 1,           JULY 8,           JULY 3,        SEPTEMBER 10,       JULY 11,
                                               2003 TO           2003 TO           2003 TO          2003 TO           2003 TO
                                             OCTOBER 31,       OCTOBER 31,        OCTOBER 31,      OCTOBER 31,      OCTOBER 31,
                                               2003(1)           2003(1)           2003(1)          2003(1)           2003(1)
                                               -------           -------           -------          -------           -------
FOREIGN (NUMBER OF SHARES)
Shares sold                                       702,682           124,952           513,787            16,997            62,839
Shares redeemed                                  (103,607)           (2,654)           (5,086)               --           (24,630)
                                           --------------    --------------    --------------    --------------    --------------
Net increase in shares outstanding                599,075           122,298           508,701            16,997            38,209
                                           ==============    ==============    ==============    ==============    ==============

FOREIGN ($)
Shares sold                                $    7,385,657    $    1,332,337    $    5,506,304    $      185,032    $      660,039
Shares redeemed                                (1,050,695)          (28,662)          (55,392)              (39)         (270,197)
                                           --------------    --------------    --------------    --------------    --------------
Net increase                               $    6,334,962    $    1,303,675    $    5,450,912    $      184,993    $      389,842
                                           ==============    ==============    ==============    ==============    ==============

----------
(1) Commencement of operations of class.

                                                         CLASS A SHARES                       CLASS B SHARES
                                                --------------------------------    --------------------------------
                                                     YEAR              YEAR              YEAR              YEAR
                                                    ENDED             ENDED             ENDED             ENDED
                                                  OCTOBER 31,       OCTOBER 31,       OCTOBER 31,       OCTOBER 31,
                                                     2003              2002              2003              2002
                                                     ----              ----              ----              ----
INTERNATIONAL (NUMBER OF SHARES)
Shares sold                                          7,762,080         8,189,311           411,047           455,458
Shares issued in merger                                     --           818,729                --         1,223,633
Dividends reinvested                                    14,078                --                --                --
Shares redeemed                                     (8,754,777)       (7,499,690)         (378,329)         (440,191)
                                                --------------    --------------    --------------    --------------
Net increase (decrease) in shares outstanding         (978,619)        1,508,350            32,718         1,238,900
                                                ==============    ==============    ==============    ==============

INTERNATIONAL ($)
Shares sold                                     $   55,834,069    $   62,922,949    $    2,964,613    $    3,482,361
Shares issued in merger                                     --         7,189,923                --        10,596,499
Dividends reinvested                                   100,936                --                --                --
Redemption fee proceeds                                306,800           132,507                --                --
Shares redeemed                                    (62,551,570)      (59,009,071)       (2,692,370)       (3,410,635)
                                                --------------    --------------    --------------    --------------
Net increase (decrease)                         $   (6,309,765)   $   11,236,308    $      272,243    $   10,668,225
                                                ==============    ==============    ==============    ==============

                                                          CLASS C SHARES
                                                --------------------------------
                                                     YEAR              YEAR
                                                    ENDED             ENDED
                                                  OCTOBER 31,       OCTOBER 31,
                                                     2003              2002
                                                     ----              ----
INTERNATIONAL (NUMBER OF SHARES)
Shares sold                                            687,730           974,161
Shares issued in merger                                     --         1,243,707
Dividends reinvested                                       223                --
Shares redeemed                                       (714,120)         (614,252)
                                                --------------    --------------
Net increase (decrease) in shares outstanding          (26,167)        1,603,616
                                                ==============    ==============

INTERNATIONAL ($)
Shares sold                                     $    4,915,756    $    7,381,467
Shares issued in merger                                     --        10,762,961
Dividends reinvested                                     1,567                --
Redemption fee proceeds                                     --                --
Shares redeemed                                     (5,079,397)       (4,729,016)
                                                --------------    --------------
Net increase (decrease)                         $     (162,074)   $   13,415,412
                                                ==============    ==============

                                                         CLASS I SHARES                      CLASS Q SHARES
                                                --------------------------------    --------------------------------
                                                     YEAR           JANUARY 15,          YEAR              YEAR
                                                    ENDED             2002 TO           ENDED             ENDED
                                                  OCTOBER 31,       OCTOBER 31,       OCTOBER 31,       OCTOBER 31,
                                                     2003             2002(1)            2003              2002
                                                     ----             -------            ----              ----
INTERNATIONAL (NUMBER OF SHARES)
Shares sold                                          4,236,967         3,152,664         9,642,227           471,191
Shares issued in merger                                     --                --                --           993,513
Dividends reinvested                                     7,018                --             6,300                --
Shares redeemed                                     (3,777,860)       (2,248,030)       (8,885,673)         (478,675)
                                                --------------    --------------    --------------    --------------
Net increase in shares outstanding                     466,125           904,634           762,854           986,029
                                                ==============    ==============    ==============    ==============

INTERNATIONAL ($)
Shares sold                                     $   31,427,964    $   25,021,083    $   71,887,675    $    3,563,197
Shares issued in merger                                     --                --                --         8,727,522
Dividends reinvested                                    50,182                --            44,920                --
Shares redeemed                                    (28,083,521)      (17,592,690)      (66,455,504)       (3,696,166)
                                                --------------    --------------    --------------    --------------
Net increase                                    $    3,394,625    $    7,428,393    $    5,477,091    $    8,594,553
                                                ==============    ==============    ==============    ==============

                                                         CLASS A SHARES                       CLASS B SHARES
                                                --------------------------------    --------------------------------
                                                     YEAR              YEAR              YEAR              YEAR
                                                    ENDED             ENDED             ENDED             ENDED
                                                  OCTOBER 31,       OCTOBER 31,       OCTOBER 31,       OCTOBER 31,
                                                     2003              2002              2003              2002
                                                     ----              ----              ----              ----
INTERNATIONAL SMALLCAP GROWTH
  (NUMBER OF SHARES)
Shares sold                                         19,584,957        29,014,063           259,509           599,756
Shares redeemed                                    (20,385,263)      (29,337,016)         (645,907)       (1,096,685)
                                                --------------    --------------    --------------    --------------
Net decrease in shares outstanding                    (800,306)         (322,953)         (386,398)         (496,929)
                                                ==============    ==============    ==============    ==============

INTERNATIONAL SMALLCAP GROWTH ($)
Shares sold                                     $  382,529,561    $  632,348,151    $    5,554,909    $   13,965,766
Shares redeemed                                   (401,765,381)     (642,058,647)      (13,344,655)      (25,182,365)
                                                --------------    --------------    --------------    --------------
Net decrease                                    $  (19,235,820)   $   (9,710,496)   $   (7,789,746)   $  (11,216,599)
                                                ==============    ==============    ==============    ==============
                                                          CLASS C SHARES
                                                --------------------------------
                                                     YEAR              YEAR
                                                    ENDED             ENDED
                                                  OCTOBER 31,       OCTOBER 31,
                                                     2003              2002
                                                     ----              ----
INTERNATIONAL SMALLCAP GROWTH
  (NUMBER OF SHARES)
Shares sold                                          1,022,290         1,192,193
Shares redeemed                                     (1,596,079)       (1,824,566)
                                                --------------    --------------
Net decrease in shares outstanding                    (573,789)         (632,373)
                                                ==============    ==============

INTERNATIONAL SMALLCAP GROWTH ($)
Shares sold                                     $   19,024,592    $   25,346,123
Shares redeemed                                    (29,846,873)      (38,544,051)
                                                --------------    --------------
Net decrease                                    $  (10,822,281)   $  (13,197,928)
                                                ==============    ==============

----------
(1) Commencement of operations of class.

                                                         CLASS Q SHARES
                                                --------------------------------
                                                     YEAR              YEAR
                                                    ENDED             ENDED
                                                  OCTOBER 31,       OCTOBER 31,
                                                     2003              2002
                                                     ----              ----
INTERNATIONAL SMALLCAP GROWTH
   (NUMBER OF SHARES)
Shares sold                                         18,417,622         6,300,682
Shares redeemed                                    (19,100,237)       (6,626,006)
                                                --------------    --------------
Net decrease in shares outstanding                    (682,615)         (325,324)
                                                ==============    ==============

INTERNATIONAL SMALLCAP GROWTH ($)
Shares sold                                     $  386,181,572    $  143,123,447
Shares redeemed                                   (402,650,057)     (150,812,281)
                                                --------------    --------------
Net decrease                                    $  (16,468,485)   $   (7,688,834)
                                                ==============    ==============

                                                          CLASS A SHARES                      CLASS B SHARES
                                                ---------------------------------   --------------------------------
                                                     YEAR              YEAR              YEAR              YEAR
                                                    ENDED             ENDED             ENDED             ENDED
                                                  OCTOBER 31,       OCTOBER 31,       OCTOBER 31,       OCTOBER 31,
                                                     2003              2002              2003              2002
                                                     ----              ----              ----              ----
INTERNATIONAL VALUE (NUMBER OF SHARES)
Shares sold                                         26,629,999        119,238,378          789,733         9,034,613
Dividends reinvested                                 2,380,188          2,046,200          522,401           542,229
Shares redeemed                                    (39,577,685)       (87,913,712)      (6,780,391)       (7,613,839)
                                                --------------   ----------------   --------------    --------------
Net increase (decrease) in shares outstanding      (10,567,498)        33,370,866       (5,468,257)        1,963,003
                                                ==============   ================   ==============    ==============

INTERNATIONAL VALUE ($)
Shares sold                                     $  300,379,527   $  1,522,323,967   $    8,617,865    $  114,916,200
Dividends reinvested                                24,301,715         25,679,811        5,265,802         6,739,902
Shares redeemed                                   (433,441,524)    (1,107,047,090)     (72,491,973)      (89,774,421)
                                                --------------   ----------------   --------------    --------------
Net increase (decrease)                         $ (108,760,282)  $    440,956,688   $  (58,608,306)   $   31,881,681
                                                ==============   ================   ==============    ==============

                                                          CLASS C SHARES
                                                --------------------------------
                                                     YEAR              YEAR
                                                    ENDED             ENDED
                                                  OCTOBER 31,       OCTOBER 31,
                                                     2003              2002
                                                     ----              ----
INTERNATIONAL VALUE (NUMBER OF SHARES)
Shares sold                                            366,016        18,810,213
Dividends reinvested                                   793,701           774,598
Shares redeemed                                    (10,503,035)      (13,237,481)
                                                --------------    --------------
Net increase (decrease) in shares outstanding       (9,343,318)        6,347,330
                                                ==============    ==============
INTERNATIONAL VALUE ($)
Shares sold                                     $    3,763,939    $  239,956,133
Dividends reinvested                                 7,984,632         9,605,012
Shares redeemed                                   (111,900,151)     (159,086,448)
                                                --------------    --------------
Net increase (decrease)                         $ (100,151,580)   $   90,474,697
                                                ==============    ==============

                                                         CLASS I SHARES                      CLASS Q SHARES
                                                --------------------------------    --------------------------------
                                                     YEAR              YEAR              YEAR              YEAR
                                                    ENDED             ENDED             ENDED             ENDED
                                                  OCTOBER 31,       OCTOBER 31,       OCTOBER 31,       OCTOBER 31,
                                                     2003              2002              2003              2002
                                                     ----              ----              ----              ----
INTERNATIONAL VALUE (NUMBER OF SHARES)
Shares sold                                          5,744,382        24,400,308           414,335         3,129,171
Dividends reinvested                                   960,472           431,858            55,079            61,189
Shares redeemed                                     (7,324,179)       (7,442,390)       (1,192,380)       (3,233,666)
                                                --------------    --------------    --------------    --------------
Net increase (decrease) in shares outstanding         (619,325)       17,389,776          (722,966)          (43,306)
                                                ==============    ==============    ==============    ==============

INTERNATIONAL VALUE ($)
Shares sold                                     $   64,019,780    $  311,346,171    $    4,342,982    $   40,891,856
Dividends reinvested                                 9,787,206         5,411,186           562,357           769,149
Shares redeemed                                    (81,395,062)      (88,175,138)      (12,908,381)      (41,911,766)
                                                --------------    --------------    --------------    --------------
Net increase (decrease)                         $   (7,588,076)   $  228,582,219    $   (8,003,042)   $     (250,761)
                                                ==============    ==============    ==============    ==============

                                                          CLASS A SHARES
                                                --------------------------------
                                                     YEAR              YEAR
                                                    ENDED             ENDED
                                                  OCTOBER 31,       OCTOBER 31,
                                                     2003              2002
                                                     ----              ----
PRECIOUS METALS (NUMBER OF SHARES)
Shares sold                                          4,466,542         5,093,937
Dividends reinvested                                        --            93,347
Shares redeemed                                     (6,273,160)       (8,565,463)
                                                --------------    --------------
Net decrease in shares outstanding                  (1,806,618)       (3,378,179)
                                                ==============    ==============

ING PRECIOUS METALS ($)
Shares sold                                     $   23,459,610    $   23,370,196
Dividends reinvested                                        --           276,307
Shares redeemed                                    (33,507,092)      (37,510,436)
                                                --------------    --------------
Net decrease                                    $  (10,047,482)   $  (13,863,933)
                                                ==============    ==============

                                                          CLASS A SHARES
                                                --------------------------------
                                                     YEAR              YEAR
                                                    ENDED             ENDED
                                                  OCTOBER 31,       OCTOBER 31,
                                                     2003              2002
                                                     ----              ----
RUSSIA (NUMBER OF SHARES)
Shares sold                                          4,909,238         6,263,777
Dividends reinvested                                    54,743                --
Shares redeemed                                     (3,566,373)       (5,312,399)
                                                --------------    --------------
Net increase in shares outstanding                   1,397,608           951,378
                                                ==============    ==============

RUSSIA ($)
Shares sold                                     $   84,437,970    $   74,776,336
Dividends reinvested                                   659,656                --
Redemption fee proceeds                                326,534           156,582
Shares redeemed                                    (58,588,061)      (63,780,444)
                                                --------------    --------------
Net increase                                    $   26,836,099    $   11,152,474
                                                ==============    ==============

                                                 CLASS A SHARES    CLASS B SHARES     CLASS C SHARES
                                                 --------------    --------------     --------------
                                                  SEPTEMBER 17,     OCTOBER 24,         OCTOBER 29,
                                                   2003(1) TO       2003(1) TO          2003(1) TO
                                                   OCTOBER 31,      OCTOBER 31,         OCTOBER 31,
                                                      2003             2003                2003
                                                      ----             ----                ----
GLOBAL EQUITY DIVIDEND
  (NUMBER OF SHARES)
Shares sold                                            407,533           1,107              1,773
                                                  ------------       ---------          ---------
Net increase in shares outstanding                     407,533           1,107              1,773
                                                  ============       =========          =========
GLOBAL EQUITY DIVIDEND FUND ($)
Shares sold                                       $  4,077,071       $  11,411          $  18,510
                                                  ------------       ---------          ---------
Net increase                                      $  4,077,071       $  11,411          $  18,510
                                                  ============       =========          =========

----------
(1) Commencement of operations of class.

                                                         CLASS A SHARES                      CLASS B SHARES
                                                ---------------------------------   --------------------------------
                                                     YEAR           NOVEMBER 5,          YEAR             MARCH 15,
                                                    ENDED           2001(1) TO          ENDED            2002(1) TO
                                                  OCTOBER 31,       OCTOBER 31,       OCTOBER 31,       OCTOBER 31,
                                                     2003              2002              2003              2002
                                                     ----              ----              ----              ----
GLOBAL REAL ESTATE
  (NUMBER OF SHARES)
Shares sold                                            672,726          2,620,377           98,078            72,797
Dividends reinvested                                   138,301             46,906            5,050               670
Shares redeemed                                        (74,909)          (222,136)         (46,588)           (1,693)
                                                --------------   ----------------   --------------    --------------
Net increase (decrease) in shares outstanding          736,118          2,445,147           56,540            71,774
                                                ==============   ================   ==============    ==============

GLOBAL REAL ESTATE ($)
Shares sold                                     $    8,188,091   $     26,466,690   $    1,043,292    $      738,634
Dividends reinvested                                 1,498,260            505,181           49,301             6,378
Shares redeemed                                       (902,108)        (2,351,639)        (467,192)          (16,456)
                                                --------------   ----------------   --------------    --------------
Net increase (decrease)                         $    8,783,367   $     24,620,232   $      625,401    $      728,556
                                                ==============   ================   ==============    ==============

                                                         CLASS C SHARES
                                                ---------------------------------
                                                      YEAR           JANUARY 8,
                                                     ENDED          2002(1) TO
                                                   OCTOBER 31,      OCTOBER 31,
                                                      2003             2002
                                                      ----             ----
GLOBAL REAL ESTATE
  (NUMBER OF SHARES)
Shares sold                                            108,973            237,200
Dividends reinvested                                    10,157              2,126
Shares redeemed                                       (215,666)              (197)
                                                --------------   ----------------
Net increase (decrease) in shares outstanding          (96,536)           239,129
                                                ==============   ================

GLOBAL REAL ESTATE ($)
Shares sold                                     $    1,155,540   $      2,517,243
Dividends reinvested                                   100,274             20,816
Shares redeemed                                     (2,208,270)            (2,020)
                                                --------------   ----------------
Net increase (decrease)                         $     (952,456)  $      2,536,039
                                                ==============   ================

                                                CLASS Q SHARES
                                                 OCTOBER 15,
                                                 2003(1) TO
                                                 OCTOBER 31,
                                                     2003
                                                     ----
GLOBAL REAL ESTATE
  (NUMBER OF SHARES)
Shares sold                                             37,120
Shares redeemed                                        (37,120)
                                                --------------
Net increase in shares outstanding                          --
                                                ==============

GLOBAL REAL ESTATE ($)
Shares sold                                     $      500,001
Shares redeemed                                       (494,087)
                                                --------------
Net increase                                    $        5,914
                                                ==============

----------
(1) Commencement of operations of class.

                                                          CLASS A SHARES                      CLASS B SHARES
                                                ---------------------------------   --------------------------------
                                                     YEAR              YEAR              YEAR              YEAR
                                                    ENDED             ENDED             ENDED             ENDED
                                                  OCTOBER 31,       OCTOBER 31,       OCTOBER 31,       OCTOBER 31,
                                                     2003              2002              2003              2002
                                                     ----              ----              ----              ----
WORLDWIDE GROWTH (NUMBER OF SHARES)
Shares sold                                         12,783,099         10,042,589           74,457           130,581
Shares redeemed                                    (14,551,712)       (13,104,424)        (713,016)       (1,486,694)
                                                --------------   ----------------   --------------    --------------
Net decrease in shares outstanding                  (1,768,613)        (3,061,835)        (638,559)       (1,356,113)
                                                ==============   ================   ==============    ==============

WORLDWIDE GROWTH ($)
Shares sold                                     $  161,726,758   $    145,141,054   $    1,068,420    $    2,247,925
Shares redeemed                                   (185,501,020)      (192,304,536)     (10,063,284)      (24,337,790)
                                                --------------   ----------------   --------------    --------------
Net increase (decrease)                         $  (23,774,262)  $    (47,163,482)  $   (8,994,864)   $  (22,089,865)
                                                ==============   ================   ==============    ==============

                                                         CLASS C SHARES
                                                ---------------------------------
                                                      YEAR            YEAR
                                                     ENDED            ENDED
                                                   OCTOBER 31,      OCTOBER 31,
                                                      2003            2002
                                                      ----            ----
WORLDWIDE GROWTH (NUMBER OF SHARES)
Shares sold                                            525,179            372,981
Shares redeemed                                     (1,639,911)        (2,833,697)
                                                --------------   ----------------
Net decrease in shares outstanding                  (1,114,732)        (2,460,716)
                                                ==============   ================

WORLDWIDE GROWTH ($)
Shares sold                                     $    6,434,456   $      5,747,691
Shares redeemed                                    (20,391,680)       (41,522,976)
                                                --------------   ----------------
Net increase (decrease)                         $  (13,957,224)  $    (35,775,285)
                                                ==============   ================

                                                         CLASS Q SHARES
                                                ---------------------------------
                                                     YEAR             YEAR
                                                    ENDED            ENDED
                                                  OCTOBER 31,      OCTOBER 31,
                                                     2003             2002
                                                     ----             ----
WORLDWIDE GROWTH (NUMBER OF SHARES)
Shares sold                                          8,644,664          2,165,766
Shares redeemed                                     (8,840,185)        (2,555,640)
                                                --------------   ----------------
Net decrease in shares outstanding                    (195,521)          (389,874)
                                                ==============   ================

WORLDWIDE GROWTH ($)
Shares sold                                     $  127,952,864   $     35,266,752
Shares redeemed                                   (130,999,382)       (42,294,829)
                                                --------------   ----------------
Net decrease                                    $   (3,046,518)  $     (7,028,077)
                                                ==============   ================

NOTE 12 -- ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Funds' Board, the following securities have been deemed to be illiquid. The Funds currently limit investment in illiquid securities to 15% of the Fund's net assets, at market value, at time of purchase.

                                                                        INITIAL                                          PERCENT
                                                                      ACQUISITION                                        OF NET
FUND                         SECURITY                 SHARES             DATE            COST             VALUE          ASSETS
----                         --------                 ------             ----            ----             -----          ------
Emerging Countries    Larsen & Toubro Ltd.             240,000         10/31/01     $      825,661   $    2,154,016       1.8%
Precious Metals       Apollo Gold Corp.                350,000         09/19/03            583,982          586,852       0.6%
                      Oxiana Resources NL            2,000,000         05/13/03            809,903        1,376,527       1.4
                      Wheaton River Minerals Ltd.      162,500         09/24/03             34,841          202,192       0.2
                                                                                    --------------   --------------       ---
                                                                                    $    1,428,726   $    2,165,571       2.2%
                                                                                    ==============   ==============       ===

Russia                Aeroflot                       2,446,350         08/15/97     $      950,126   $    1,225,621       0.8%
                      Konakovskaya Gres              3,200,000         10/03/03          1,684,000        1,248,000       0.8
                      Moscow City Telephone            200,000         08/19/96          1,409,620        2,037,680       1.3
                      Severstal-Avto                    36,550         05/07/02                 --           36,550       0.0
                      Sun Interbrew Ltd.               311,000         01/25/00          1,176,976        1,492,800       0.9
                                                                                    --------------   --------------       ---
                                                                                    $    5,220,722   $    6,040,651       3.8%
                                                                                    ==============   ==============       ===

NOTE 13 -- REORGANIZATIONS

On May 17, 2002 and August 2, 2002, certain Funds, as listed below (each an "Acquiring Fund"), acquired the assets and certain liabilities of other Funds, also listed below (each an "Acquired Fund"), in a tax -- free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in Note 11 -- Capital Shares. The Adviser and the Funds allocated the cost associated with the Reorganization equally. Net assets and unrealized appreciation/(depreciation) as of the reorganization date were as follows:

                                                                                                                 ACQUIRED FUND
                                                                                                                   UNREALIZED
   ACQUIRING                   ACQUIRED               TOTAL NET ASSETS OF         TOTAL NET ASSETS OF             APPRECIATION/
     FUND                        FUND                ACQUIRED FUND (000'S)      ACQUIRING FUND (000'S)        (DEPRECIATION)(000'S)
     ----                        ----                ---------------------      ----------------------        ---------------------
Emerging Countries       Asia-Pacific Equity                $  10,040                   $  108,280                  $  (4,828)
International            International Core Growth             37,277                       48,767                      1,524

The net assets of Emerging Countries and International after the acquisitions were approximately $118,319,926 and $86,044,454, respectively.

NOTE 14 -- CONCENTRATION OF RISKS

FOREIGN SECURITIES (ALL FUNDS). Investments in foreign securities may entail risks not present in domestic investments. Since investments of securities are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as from movements in currency, security value and interest rate, all of which could affect the market and/or credit risk of the investments.

EMERGING MARKETS INVESTMENTS (ALL FUNDS). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries.

INDUSTRY CONCENTRATION (GLOBAL REAL ESTATE FUND AND PRECIOUS METALS FUND). As a result of the Fund concentrating its assets in securities related to a particular industry, the Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.

REGION CONCENTRATION (RUSSIA FUND). As a result of the Fund concentrating its assets in a single region of the world, the Fund's performance may be more volatile than that of a fund that invests globally. If securities in the region that the Fund is concentrated fall out of favor, it may cause the Fund to underperform in relation to funds that focus on other types of stocks.

NON-DIVERSIFIED (RUSSIA, PRECIOUS METALS AND GLOBAL REAL ESTATE FUNDS). There is additional risk associated with being non-diversified, since the Fund is not limited in the proportion of its assets in a single issuer. The investment of a large percentage of a Fund's assets in the securities of a small number of issuers may cause that Fund's share price to fluctuate more than that of a diversified fund.

NOTE 15 -- FEDERAL INCOME TAXES

During the fiscal year ended October 31, 2003, the foreign taxes paid or withheld were $1,215, $225,485, $8,984,162, $100,390, on foreign source income for Foreign Fund, International Fund, International Value Fund, and Global Real Estate Fund, respectively.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid. Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions were as follow:

                                                   ORDINARY         LONG-TERM
                                                    INCOME        CAPITAL GAINS
                                                    ------        -------------
International                                   $      265,181   $            --
International Value                                 25,983,597        37,067,031
Russia                                                 830,443                --
Global Real Estate                                   1,822,494           118,865

YEAR ENDED                                         ORDINARY         LONG-TERM
OCTOBER 31, 2002:                                   INCOME        CAPITAL GAINS
                                                    ------        -------------
Emerging Countries                              $        2,891   $            --
International Value                                 19,220,965        45,599,213
Precious Metals                                        302,618                --
Global Real Estate                                     941,829                --

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. Key differences are the treatment of short-term capital gains, foreign currency transactions, wash sale deferrals, organization costs and other temporary differences. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. To the extent distributions exceed net investment income and/or net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.

Accordingly, the following amounts represent current year permanent tax differences that have been reclassified as of October 31, 2003:

                                                                                      ACCUMULATED
                                                                   UNDISTRIBUTED     NET REALIZED
                                                                       NET             GAINS
                                                   PAID-IN          INVESTMENT       (LOSSES) ON
                                                   CAPITAL            INCOME         INVESTMENTS
                                                   -------         -------------     ------------
Emerging Countries                              $           --    $      272,385    $     (272,385)
Foreign                                                (55,357)           73,322           (17,965)
International                                               --           (31,040)           31,040
International SmallCap Growth                               --           741,287          (741,287)
International Value                                         --         1,833,676        (1,833,676)
Precious Metals                                       (499,121)          299,789           199,332
Russia                                                 (36,135)           23,378            12,757
Global Equity Dividend                                 (19,413)           28,110            (8,697)
Global Real Estate                                      (8,866)          358,569          (349,703)
Worldwide Growth                                    (1,106,717)        1,046,259            60,458

Capital loss carryforwards, which may be used to offset future realized capital gains for federal income tax purposes were as follows at October 31, 2003:

                                                                         EXPIRATION
                                                     AMOUNT                DATES
                                                     ------           ---------------
Emerging Countries                              $     170,443,085     2005, 2007-2010
International                                          37,788,257           2007-2011
International SmallCap Growth                         237,702,930           2008-2010
International Value                                    98,526,506                2011
Precious Metals                                        57,346,756           2007-2010
Russia                                                 50,194,458           2007-2009
Worldwide Growth                                      235,346,672           2008-2011

The following represents the tax-basis components of distributable earnings as of October 31, 2003:

                                                  UNDISTRIBUTED                       CAPITAL         UNDISTRIBUTED
                                                    ORDINARY       UNREALIZED          LOSS             LONG TERM
                                                     INCOME       APPRECIATION      CARRYFORWARDS       GAIN/LOSS
                                                 -------------    ------------      -------------     -------------
Emerging Countries                                $    436,002    $  33,118,086    $ (170,443,085)        $    --
Foreign                                                117,485          436,142                --              --
International                                          142,522       10,472,665       (37,788,257)             --
International SmallCap Growth                           58,426       82,015,071      (237,702,930)             --
International Value                                 15,253,442      (91,077,118)      (98,526,506)             --
Precious Metals                                             --       33,292,833       (57,346,756)             --
Russia                                                      --       44,131,690       (50,194,458)             --
Global Equity Dividend                                  47,766          178,913                --              --

NOTE 16 -- CHANGE IN FUNDS' AUDITORS (UNAUDITED)

PricewaterhouseCoopers, LLP ("PwC") served as independent auditors for the Funds. On May 28, 2003, the Funds' Board dismissed PwC and selected KPMG LLP ("KPMG") as independent auditors for the Funds for the fiscal year ended October 31, 2003 upon the recommendation of the Funds' Audit Committee. During the two most recent fiscal years and through May 28, 2003, there was no disagreement with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to PwC's satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. The audit reports of PwC on the financial statements of the ING Emerging Countries Fund, ING International Fund, ING International SmallCap Growth Fund, ING Precious Metals Fund, ING Russia Fund, ING Global Real Estate Fund, ING International Value Fund and ING Worldwide Growth Fund as of and for the periods or years ended October 31, 2002 and 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

NOTE 17 -- OTHER INFORMATION (UNAUDITED)

As with many financial services companies, ING Investments and affiliates of ING Investments (collectively, "ING") have received requests for information from various governmental and self-regulatory agencies in connection with investigations related to trading in investment company shares. In each case, full cooperation and responses are being provided. ING is also conducting an internal review of investment company share trading as well as reviewing their policies and procedures in this area.

NOTE 18 -- SUBSEQUENT EVENT

For the Foreign Fund, effective December 1, 2003, the expense limitations for Classes A, B, C, I and Q are 1.70%, 2.45%, 2.45%, 1.35% and 1.60%,
respectively.

ING
Emerging
Countries
Fund                             PORTFOLIO OF INVESTMENTS as of October 31, 2003

SHARES                                                                VALUE
--------------------------------------------------------------------------------
COMMON STOCK: 90.8%
                     AUSTRIA: 0.6%
      16,400     @   Bank Austria Creditanstalt AG               $       714,556
                                                                 ---------------
                                                                         714,556
                                                                 ---------------
                     BRAZIL: 9.4%
      38,100         Banco Itau Holding
                       Financeira SA ADR                               1,556,385
      14,300         Brasil Telecom
                       Participacoes SA ADR                              522,236
      46,100         Cia de Bebidas
                     Das Americas ADR                                    977,320
      58,000         Cia Energetica de Minas
                       Gerais ADR                                        849,120
      38,900         Cia Vale do Rio Doce ADR                          1,571,560
      36,800         Gerdau SA ADR                                       535,808
     179,600         Petroleo Brasileiro
                     SA - Petrobras ADR                                3,908,096
      84,059         Tele Norte Leste
                       Participacoes SA ADR                            1,191,116
                                                                 ---------------
                                                                      11,111,641
                                                                 ---------------
                     CHILE: 1.2%
      33,000         Cia de Telecomunicaciones
                       de Chile SA ADR                                   502,590
     131,900         Enersis SA ADR                                      912,748
                                                                 ---------------
                                                                       1,415,338
                                                                 ---------------
                     CHINA: 2.7%
   1,596,000         China Oilfield Services Ltd.                        462,418
   1,746,000         China Petroleum &
                       Chemical Corp.                                    578,950
   1,418,000         China Telecom Corp. Ltd.                            470,189
     334,000         Huaneng Power Intl., Inc.                           511,815
     203,000     @   Weiqiao Textile Co.                                 237,879
   1,384,000         Zhejiang Expressway Co. Ltd.                        873,276
                                                                 ---------------
                                                                       3,134,527
                                                                 ---------------
                     HONG KONG: 3.1%
     541,500         China Mobile Ltd.                                 1,537,540
     434,000         Citic Pacific Ltd.                                1,011,551
     239,000         Cnooc Ltd.                                          450,874
     702,000         Cofco Intl. Ltd.                                    433,908
     302,000     @   Lee & Man Paper
                       Manufacturing Ltd.                                223,612
                                                                 ---------------
                                                                       3,657,485
                                                                 ---------------
                     HUNGARY: 0.4%
      19,815     @   OTP Bank Rt. GDR                                    486,458
                                                                 ---------------
                                                                         486,458
                                                                 ---------------
                     INDIA: 5.2%
     240,000     I   Larsen & Toubro Ltd.                              2,154,016
      20,000         Ranbaxy Laboratories Ltd. GDR                       458,000
     116,014     #   Reliance Industries Ltd. GDR                      2,772,735
      91,300         Tata Motors Ltd. GDR                                766,920
                                                                 ---------------
                                                                       6,151,671
                                                                 ---------------
                     INDONESIA: 1.8%
     615,346     @   Astra Intl. Tbk PT                                  315,042
   4,097,500     @   Bank Mandiri Persero PT                             458,145
     360,000         Gudang Garam Tbk PT                                 557,171
   1,037,000         Telekomunikasi
                       Indonesia Tbk PT                          $       732,302
                                                                 ---------------
                                                                       2,062,660
                                                                 ---------------
                     ISRAEL: 2.1%
      26,500     @   Check Point
                       Software Technologies                             450,235
      36,200         Teva Pharmaceutical
                       Industries ADR                                  2,059,418
                                                                 ---------------
                                                                       2,509,653
                                                                 ---------------
                     MALAYSIA: 4.6%
      14,700     @   Astro All Asia Networks PLC                          18,259
     418,000         Gamuda BHD                                          836,000
      94,600         Genting BHD                                         460,553
     221,200         Malayan Banking BHD                                 593,747
     372,000         New Straits Times Press BHD                         405,284
   1,749,000         Public Bank BHD                                   1,380,789
     292,000         Resorts World BHD                                   845,263
     384,000         Telekom Malaysia Bhd                                929,684
                                                                 ---------------
                                                                       5,469,579
                                                                 ---------------
                     MEXICO: 6.6%
      69,700         America Movil SA de CV ADR                        1,658,860
      21,305         Cemex SA de CV ADR                                  511,320
      15,700         Fomento Economico Mexicano
                       SA de CV ADR                                      560,804
     948,100     @   Grupo Financiero
                       BBVA Bancomer                                     804,724
     358,800     @   Grupo Mexico SA de CV                               629,189
      27,450         Grupo Televisa SA ADR                             1,063,688
      59,100         Telefonos de Mexico
                       SA de CV ADR                                    1,900,066
      15,910         TV Azteca SA de CV ADR                              128,712
     189,600         Wal-Mart de Mexico SA de CV                         528,714
                                                                 ---------------
                                                                       7,786,077
                                                                 ---------------
                     PHILIPPINES: 0.3%
   3,152,000         Ayala Land, Inc.                                    370,388
                                                                 ---------------
                                                                         370,388
                                                                 ---------------
                     POLAND: 0.9%
      14,100         Bank Pekao SA GDR                                   406,362
     182,200         Telekomunikacja Polska SA GDR                       630,412
                                                                 ---------------
                                                                       1,036,774
                                                                 ---------------
                     RUSSIA: 4.2%
      26,000         LUKOIL ADR                                        2,113,800
      40,289         OAO Gazprom ADR                                     965,503
      19,200         Surgutneftegaz ADR                                  476,928
      30,175         YUKOS ADR                                         1,394,085
                                                                 ---------------
                                                                       4,950,316
                                                                 ---------------
                     SOUTH AFRICA: 7.4%
     210,000         Absa Group Ltd.                                   1,213,706
     780,000         Firstrand Ltd.                                      921,972
     109,600         Gold Fields Ltd. ADR                              1,569,472
      49,800         Harmony Gold
                       Mining Co. Ltd. ADR                               752,976
      11,500         Impala Platinum Holdings Ltd.                     1,056,599
     263,000     @   MTN Group Ltd.                                      942,146
      18,300         Sappi Ltd.                                          231,543

                 See Accompanying Notes to Financial Statements

ING
Emerging
Countries
Fund                 PORTFOLIO OF INVESTMENTS as of October 31, 2003 (Continued)

SHARES                                                                VALUE
--------------------------------------------------------------------------------
                     SOUTH AFRICA (CONTINUED)
      40,500         Sappi Ltd. ADR                                   $  518,400
     304,000         Standard Bank Group Ltd.                          1,473,044
                                                                 ---------------
                                                                       8,679,858
                                                                 ---------------
                     SOUTH KOREA: 16.0%
      24,030         Daishin Securities Co. Ltd.                         346,186
      14,100         Honam Petrochemical Corp.                           564,715
      45,161         Kookmin Bank                                      1,648,462
      37,210         Korea Electric Power Corp.                          718,419
      40,330         Korean Air Co. Ltd.                                 538,415
      22,790         KT Corp.                                            906,978
       9,030         KT Corp. ADR                                        177,981
      69,300     #   KT&G Corp. GDR                                      675,675
      14,230         LG Chem Ltd.                                        571,124
      21,100         LG Electronics, Inc.                              1,092,886
       4,462         Nong Shim Co. Ltd.                                  652,240
      13,070         Posco                                             1,524,005
      15,770         Samsung Electronics Co. Ltd.                      6,262,695
      13,190         Samsung Fire &
                       Marine Insurance Co. Ltd.                         753,396
       2,840         Shinsegae Co. Ltd.                                  569,920
      10,600         SK Telecom Co. Ltd.                               1,871,906
                                                                 ---------------
                                                                      18,875,003
                                                                 ---------------
                     TAIWAN: 14.8%
     182,613         Asustek Computer, Inc. GDR                          440,097
     246,600         China Motor Corp. Ltd.                              468,159
      19,000         China Steel Corp. GDR                               304,000
     968,000         Chinatrust Financial Holding Co.                  1,005,751
   1,147,000         Compal Electronics, Inc.                          1,738,645
   1,384,506         Eva Airways Corp.                                   586,810
   1,675,000         Fubon Financial Holding Co. Ltd.                  1,764,975
      60,000     @   HannStar Display Corp. ADR                          501,000
     114,060         Hon Hai Precision Industry                          510,291
     164,424         HON HAI Precision Industry GDR                    1,484,749
     185,000     @   Ichia Technologies, Inc.                            337,601
      76,450         MediaTek, Inc.                                      787,564
   1,033,360         Nan Ya Plastic Corp.                              1,377,813
     686,660         Synnex Technology Intl. Corp.                     1,010,537
   1,274,372     @   Taiwan Semiconductor
                       Manufacturing Co. Ltd.                          2,513,111
   2,349,626     @   United Microelectronics Corp.                     2,150,798
     648,968         Yuanta Core Pacific Securities Co.                  403,038
                                                                 ---------------
                                                                      17,384,939
                                                                 ---------------
                     THAILAND: 2.7%
     221,900     @   Bangkok Bank PCL                                    520,056
     962,650         Bangkok Expressway PCL                              530,851
     117,000         BEC World PLC                                       709,713
     334,500     @   Kasikornbank PCL                                    373,111
   3,044,500         Land & House PLC                                  1,030,223
                                                                 ---------------
                                                                       3,163,954
                                                                 ---------------
                     TURKEY: 1.6%
 189,000,000         Akbank Tas                                          885,738
 400,000,000     @   Turkiye Garanti Bankasi AS                          937,289
                                                                 ---------------
                                                                       1,823,027
                                                                 ---------------
                     UNITED KINGDOM: 3.7%
     188,000         Anglo American PLC                                3,847,461
     272,700         Old Mutual PLC                                      473,170
                                                                 ---------------
                                                                       4,320,631
                                                                 ---------------
                     UNITED STATES: 1.5%
      12,000     @   iShares MSCI Emerging
                       Markets Index Fund                        $     1,780,920
                                                                 ---------------
                                                                       1,780,920
                                                                 ---------------
                     Total Common Stock
                       (Cost $72,812,774)                            106,885,455
                                                                 ---------------
PREFERRED STOCK: 3.1%
                     BRAZIL: 0.3%
  12,562,388         Duratex SA                                          315,406
                                                                 ---------------
                                                                         315,406
                                                                 ---------------
                     SOUTH KOREA: 2.8%
      16,880         Samsung Electronics Co. Ltd.                      3,351,753
                                                                 ---------------
                                                                       3,351,753
                                                                 ---------------
                     Total Preferred Stock
                       (Cost $2,820,588)                               3,667,159
                                                                 ---------------
WARRANTS: 3.5%
                     INDIA: 3.5%
      32,000   @,E   Bajaj Auto Ltd.,
                       Expires 01/17/2006                                646,249
      60,500   @,E   Bharat Heavy Electricals Ltd.,
                       Expries 09/09/2005                                642,921
     129,000   @,E   Hindustan Lever Ltd.,
                       Expires 01/23/2004                                496,985
     127,400   @,E   ICICI Bank Ltd.,
                       Expires 07/16/2004                                697,439
      11,000   @,E   Infosys Technologies Ltd.,
                       Expires 06/14/2004                              1,150,837
      52,500   @,E   Larsen & Toubro Ltd.,
                       Expires 04/24/2006                                471,295
                                                                 ---------------
                                                                       4,105,726
                                                                 ---------------
                     SOUTH KOREA: 0.0%
      52,500   @,E   KT Corp.                                             43,784
                                                                 ---------------
                                                                          43,784
                                                                 ---------------
                     Total Warrants
                       (Cost $3,249,610)                               4,149,510
                                                                 ---------------
                     TOTAL INVESTMENTS
                       IN SECURITIES (COST
                       $78,882,972)*                   97.4%     $   114,702,124
                     OTHER ASSETS AND
                       LIABILITIES-NET                  2.6            3,114,705
                                                      -----      ---------------
                     NET ASSETS                       100.0%     $   117,816,829
                                                      =====      ===============

@    Non-income producing security
ADR  American Depositary Receipt
GDR  Global Depositary Receipt
PLC  Public Limited Company
E    Equity Linked Product
I    Illiquid Security
# Securities with purchases pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

* Cost for federal income tax purposes is $81,698,119. Net unrealized appreciation consists of:

          Gross Unrealized Appreciation                          $    33,423,085
          Gross Unrealized Depreciation                                 (419,080)
                                                                 ---------------
          Net Unrealized Appreciation                            $    33,004,005
                                                                 ===============

                 See Accompanying Notes to Financial Statements

ING
Emerging
Countries
Fund                 PORTFOLIO OF INVESTMENTS as of October 31, 2003 (Continued)

                                                  PERCENTAGE OF
INDUSTRY                                            NET ASSETS
-----------------------------------------------------------------
Agriculture                                            1.1%
Airlines                                               1.0
Auto Manufacturers                                     1.1
Banks                                                 13.0
Beverages                                              1.3
Building Materials                                     0.7
Chemicals                                              4.5
Commercial Services                                    1.2
Computers                                              4.0
Diversified Financial Services                         2.8
Electric                                               2.6
Electrical Components & Equipment                      9.5
Electronics                                            1.1
Engineering & Construction                             0.7
Entertainment                                          0.7
Food                                                   0.9
Forest Products & Paper                                0.8
Gas                                                    0.8
Holding Companies-Diversified                          3.1
Home Builders                                          0.9
Household Products/Wares                               0.4
Insurance                                              1.0
Internet                                               0.4
Investment Companies                                   1.5
Iron/Steel                                             2.0
Leisure Time                                           0.6
Lodging                                                0.4
Media                                                  2.0
Mining                                                 8.0
Oil and Gas                                            7.6
Oil and Gas Services                                   0.4
Pharmaceuticals                                        2.1
Real Estate                                            0.3
Retail                                                 1.2
Semiconductors                                         4.7
Software                                               1.0
Telecommunications                                    11.8
Textiles                                               0.2
Other Assets and Liabilities--Net                      2.6
                                                  -------------
NET ASSETS                                           100.0%
                                                  =============

                 See Accompanying Notes to Financial Statements

ING
Foreign
Fund                                PORTFOLIO OF INVESTMENTS as October 31, 2003

SHARES                                                                VALUE
--------------------------------------------------------------------------------
COMMON STOCK: 81.5%
                     AUSTRALIA: 3.2%
      10,791         Alumina Ltd.                                $        45,634
      13,043         AMP Ltd.                                             60,896
       1,052         Australia & New Zealand
                       Banking Group Ltd.                                 13,287
      13,347         BHP Billiton Ltd.                                   110,992
       2,754         CSL Ltd.                                             33,220
      25,702         John Fairfax Holdings Ltd.                           66,018
       5,022         Newcrest Mining Ltd.                                 43,046
       7,687         News Corp. Ltd.                                      68,451
       5,950         Sons of Gwalia Ltd.                                  14,608
                                                                 ---------------
                                                                         456,152
                                                                 ---------------
                     AUSTRIA: 1.5%
         808     @   Bank Austria Creditanstalt AG                        35,205
       1,198         Erste Bank Der Oesterreichischen
                       Sparkassen AG                                     132,456
         348         Omv AG                                               44,500
                                                                 ---------------
                                                                         212,161
                                                                 ---------------
                     BELGIUM: 0.8%
         470         Almanij NV                                           21,259
         661         Delhaize Group                                       31,389
       3,042         Fortis                                               54,247
                                                                 ---------------
                                                                         106,895
                                                                 ---------------
                     BRAZIL: 1.5%
         867         Aracruz Celulose SA                                  24,363
       3,985         Centrais Eletricas Brasileiras SA                    26,152
       5,054         Centrais Eletricas Brasileiras SA ADR                31,582
       1,447         Cia de Bebidas Das Americas ADR                      30,676
       2,209         Cia Energetica de Minas Gerais ADR                   32,340
         430         Telemig Celular Participacoes SA                     13,696
       2,476     @   Telesp Celular Participacoes SA                      14,113
       1,611         Uniao de Bancos Brasileiros SA                       35,619
                                                                 ---------------
                                                                         208,541
                                                                 ---------------
                     CANADA: 1.7%
       2,022         Canadian Natural Resources Ltd.                      85,894
       1,690         Encana Corp.                                         58,045
       6,946     @   Nortel Networks Corp.                                30,987
       1,562         Petro-Canada                                         62,964
                                                                 ---------------
                                                                         237,890
                                                                 ---------------
                     CZECHOSLOVAKIA: 1.5%
       1,316         Cesky Telecom AS GDR                                 13,251
       6,534         Komercni Banka AS GDR                               194,298
                                                                 ---------------
                                                                         207,549
                                                                 ---------------
                     DENMARK: 1.1%
           3         AP Moller-Maersk A/S                                 23,551
         627         ISS A/S                                              29,906
         307         Radiometer A/S                                       18,556
       1,642         TDC A/S                                              52,769
       1,083         Vestas Wind Systems A/S                              22,779
         219     @   William Demant Holding                                7,449
                                                                 ---------------
                                                                         155,010
                                                                 ---------------
                     FINLAND: 2.4%
       4,340         Fortum OYJ                                           40,009
      10,742         Nokia OYJ                                           182,442
       3,530         Sampo OYJ                                            29,710
       1,442         Tietoenator Oyj                             $        38,220
       2,809         UPM-Kymmene OYJ                                      52,574
                                                                 ---------------
                                                                         342,955
                                                                 ---------------
                     FRANCE: 8.6%
       1,198         Accor                                                47,114
       9,119     @   Alcatel SA                                          120,318
       6,273     @   Altran Technologies SA                               77,590
       1,327     @   Atos Origin                                          88,547
         836         Aventis SA                                           44,268
       1,530         AXA                                                  28,991
       2,456         BNP Paribas                                         129,049
       3,238         Bouygues                                             88,082
         594         Carrefour SA                                         31,184
       1,243         Cie de Saint-Gobain                                  52,438
         464     @   Credit Lyonnais Financial
                       Products Guernsey Ltd.                             12,237
       1,234     @   France Telecom                                       29,867
         933         LVMH Moet Hennessy
                       Louis Vuitton SA                                   64,480
         962         Renault SA                                           63,632
         843         Societe Generale                                     62,621
       1,845         Suez SA                                              29,598
       1,119         Total SA                                            173,921
       3,154     @   Vivendi Universal SA                                 66,254
                                                                 ---------------
                                                                       1,210,191
                                                                 ---------------
                     GERMANY: 5.0%
         508         Altana AG                                            32,008
       3,333     @   Bayerische Hypo-und
                       Vereinsbank AG                                     72,765
       1,300         Bayerische Motoren Werke AG                          52,138
       2,269         Deutsche Lufthansa AG                                35,345
       4,768     @   Deutsche Telekom AG                                  74,827
         529         E.ON AG                                              26,628
       1,842     @   Fraport AG Frankfurt
                       Airport Services Worldwide                         47,537
         521     @   Heidelberger Druckmaschinen                          18,109
         601         Henkel KGaA                                          41,298
       2,545     @   Hypo Real Estate Holding                             43,934
         939         Metro AG                                             38,096
         281     @   Muenchener Rueckversicherungs AG                     33,515
         666         Schering AG                                          31,317
       1,454         Siemens AG                                           97,697
         764     @   Software AG                                          17,674
         850         Stada Arzneimittel AG                                43,685
                                                                 ---------------
                                                                         706,573
                                                                 ---------------
                     GREECE: 0.5%
       4,331         Hellenic Telecommunications
                       Organization SA                                    48,535
         921         Public Power Corp.                                   19,850
                                                                 ---------------
                                                                          68,385
                                                                 ---------------
                     HUNGARY: 3.6%
         559         Egis Rt.                                             21,657
         180         Gedeon Richter Rt.                                   18,511
      11,890         Matav Magyar Tavkozlesi Rt.                          42,795
      30,109     @   OTP Bank Rt.                                        368,865
       2,549     @   OTP Bank Rt. GDR                                     62,833
                                                                 ---------------
                                                                         514,661
                                                                 ---------------

                 See Accompanying Notes to Financial Statements

ING
Foreign
Fund                 PORTFOLIO OF INVESTMENTS as of October 31, 2003 (Continued)

SHARES                                                                VALUE
--------------------------------------------------------------------------------
                     INDIA: 0.1%
         301   @,X   Dr. Reddy's Laboratories Ltd.               $         7,588
                                                                 ---------------
                                                                           7,588
                                                                 ---------------
                     IRELAND: 0.1%
       1,721         Bank of Ireland                                      21,334
                                                                 ---------------
                                                                          21,334
                                                                 ---------------
                     ITALY: 2.1%
       8,081         Banca Intesa S.p.A.                                  27,243
      16,448     @   Banca Nazionale del Lavoro S.p.A.                    37,477
       2,524         Banco Popolare di Verona e
                       Novara Scrl                                        39,024
      12,955     @   Capitalia S.p.A.                                     36,144
      25,604         Cassa di Risparmio di Firenze S.p.A.                 39,557
       3,121         Mediaset S.p.A.                                      31,529
      25,964     @   Telecom Italia S.p.A.                                67,761
       2,463         Unicredito Italiano S.p.A.                           12,140
                                                                 ---------------
                                                                         290,875
                                                                 ---------------
                     JAPAN: 14.2%
      11,469         Bank of Yokohama Ltd.                                49,555
       1,337         Canon, Inc.                                          64,700
       1,700         Daiwa Securities Group Inc.                          12,433
       2,000         Fuji Photo Film Co. Ltd.                             58,945
          15         Fuji Television Network Inc                          79,820
       6,831         Hitachi Ltd.                                         40,141
         879         Honda Motor Co. Ltd.                                 34,701
       1,467         Ito-Yokado Co. Ltd.                                  53,910
       1,898         Kao Corp.                                            39,019
           6         KDDI Corp.                                           32,583
       2,000         Matsushita Electric
                       Industrial Co. Ltd.                                26,361
       6,000         Mitsubishi Estate Co. Ltd.                           57,525
          14         Mitsubishi Tokyo Financial
                       Group, Inc.                                       100,604
       9,966         Nikko Cordial Corp.                                  53,758
       3,381     @   Nikon Corp                                           51,329
           5         Nippon Telegraph &
                       Telephone Corp.                                    22,331
      12,186         Nomura Holdings, Inc.                               209,280
      57,680         Nomura TOPIX Exchange
                       Traded Fund                                       550,907
       6,000         Sanyo Electric Co. Ltd.                              27,507
       2,974         Shiseido Co. Ltd.                                    31,218
       2,448         Sony Corp.                                           85,285
          17         Sumitomo Mitsui
                       Financial Group, Inc.                              85,514
         200         Takeda Chemical Industries Ltd.                       7,077
       9,703         The Bank of Fukuoka Ltd.                             40,512
       3,842     @   The Seiyu Ltd.                                       12,407
       1,830         The Sumitomo Trust &
                       Banking Co. Ltd.                                   10,221
       6,100         Tokyo Broadcasting System, Inc.                      97,713
       2,100         Toyota Motor Corp.                                   59,790
         502         Uni-Charm Corp.                                      23,425
                                                                 ---------------
                                                                       2,018,571
                                                                 ---------------
                     MEXICO: 0.2%
       1,760     @   Grupo Financiero BBVA Bancomer                       29,877
                                                                 ---------------
                                                                          29,877
                                                                 ---------------
                     NETHERLANDS: 3.5%
       2,253         Aegon NV                                    $        29,543
       1,041         Akzo Nobel NV                                        32,916
         718     @   ASM International NV                                 12,470
       1,653         European Aeronautic Defense
                       And Space Co.                                      33,628
      11,312     @   Getronics NV                                         25,117
         575         Grolsch NV                                           15,254
       1,666         Heineken NV                                          59,457
       3,682     @   Koninklijke Ahold NV                                 31,161
       6,046         Koninklijke Philips Electronics NV                  162,989
         828         Royal Dutch Petroleum Co.                            36,740
       6,638     @   Royal KPN NV                                         50,467
                                                                 ---------------
                                                                         489,742
                                                                 ---------------
                     NORWAY: 2.4%
       8,795         DnB Holding ASA                                      51,362
         511         Gjensidige NOR ASA                                   20,954
         703     @   Golar LNG Ltd.                                        8,201
       1,018         Norsk Hydro ASA                                      57,291
         758         Sparebanken Midt-Norge                               24,866
       1,280         Sparebanken Rogaland                                 51,584
       3,911         Statoil ASA                                          36,776
       6,006     @   Storebrand                                           33,461
       5,652         Telenor ASA                                          30,769
       5,335         Tomra Systems ASA                                    30,703
                                                                 ---------------
                                                                         345,967
                                                                 ---------------
                     POLAND: 1.3%
       1,790     @   Agora SA                                             22,052
       4,114     @   Bank Pekao SA GDR                                   117,511
      11,059         Telekomunikacja Polska SA GDR                        38,731
                                                                 ---------------
                                                                         178,294
                                                                 ---------------
                     RUSSIA: 1.6%
         366         MMC Norilsk Nickel ADR                               18,849
       3,291     @   Sun Interbrew Ltd. GDR                               19,511
       3,013         Unified Energy System ADR                            76,380
       6,035         Uralsvyazinform ADR                                  37,055
       4,311     @   Wimm-Bill-Dann Foods OJSC                            81,564
                                                                 ---------------
                                                                         233,359
                                                                 ---------------
                     SPAIN: 3.1%
         746         Acerinox SA                                          32,477
         225         Banco Pastor SA                                       6,604
       7,065         Banco Santander Central
                       Hispano SA                                         67,758
       8,402         Endesa SA                                           133,322
       2,330         Grupo Empresarial Ence SA                            46,019
       3,420         Promotora de Informaciones
                       SA (PRISA)                                         37,928
       3,643         Repsol YPF SA                                        63,524
       3,558         Union Fenosa SA                                      57,493
                                                                 ---------------
                                                                         445,125
                                                                 ---------------
                     SWEDEN: 3.5%
       1,127         Autoliv, Inc. ADR                                    37,129
       2,361     @   Elekta AB                                            46,912
         341         Getinge AB                                           12,480
      19,950         Nordea AB                                           123,779
      28,948         Skandia Forsakrings AB                              106,131
       1,621         Svenska Cellulosa AB                                 61,196

                 See Accompanying Notes to Financial Statements

ING
Foreign
Fund                    PORTFOLIO OF INVESTMENTS as October 31, 2003 (Continued)

SHARES                                                                VALUE
--------------------------------------------------------------------------------
                     SWEDEN (CONTINUED)
      38,732     @   Telefonaktiebolaget LM Ericsson             $        66,532
       9,870         TeliaSonera AB                                       43,145
                                                                 ---------------
                                                                         497,304
                                                                 ---------------
                     SWITZERLAND: 6.4%
         767         Baloise Holding Ltd.                                 31,160
       1,469         Compagnie Financiere
                       Richemont AG                                       33,058
         660         Converium Holding AG                                 32,522
       3,708         Credit Suisse Group                                 130,649
         323     @   Micronas Semiconductor Hold                          13,425
         310         Nestle SA                                            68,252
       2,945         Novartis AG                                         112,256
         365         Phonak Holding AG                                     6,929
       2,103         Roche Holding AG                                    174,022
         126         Sulzer AG                                            29,958
         670     @   Swiss Life Holding                                  113,645
         157         Swisscom AG                                          45,677
         718         UBS AG                                               44,090
         543         Zurich Financial Services AG                         69,535
                                                                 ---------------
                                                                         905,178
                                                                 ---------------
                     TURKEY: 1.0%
       2,322         Akbank TAS                                           21,764
       6,005     @   Anadolu Efes Biracilik Ve
                       Malt Sanayii AS                                    14,739
      60,605     @   Sabanci Holding                                      64,363
      17,506     @   Turkiye Garanti Bankasi AS                           41,020
                                                                 ---------------
                                                                         141,886
                                                                 ---------------
                     UNITED KINGDOM: 10.5%
       3,335         Abbey National PLC                                   31,848
       5,119     @   Acambis Plc                                          31,793
       6,947         Standard Chartered PLC                              111,108
       9,118         BP PLC                                               63,284
      10,310         Diageo PLC                                          121,246
       3,275         Gallaher Group PLC                                   32,789
       5,898         Glaxosmithkline PLC                                 126,309
      30,268         Hilton Group PLC                                    100,030
       8,702         HSBC Holdings PLC                                   130,688
       3,875         Imperial Tobacco Group PLC                           64,245
       3,661         Reckitt Benckiser Plc                                77,035
      57,054         Royal & Sun Alliance
                       Insurance Group                                    84,716
       3,197         Royal Bank of Scotland
                       Group PLC                                          85,663
       7,885         Smith & Nephew PLC                                   62,654
       4,778         Technest Holdings, Inc.                              59,473
       8,066         Tesco PLC                                            32,337
     120,466         Vodafone Group PLC                                  252,978
       3,850         William Hill PLC                                     22,148
                                                                 ---------------
                                                                       1,490,344
                                                                 ---------------
                     VENEZUELA: 0.1%
         684         Cia Anonima Nacional Telefonos
                       de Venezuela - CANTV ADR                           10,233
                                                                 ---------------
                                                                          10,233
                                                                 ---------------
                     Total Common Stock
                       (Cost $11,104,939)                             11,532,640
                                                                 ---------------

PRINCIPAL
AMOUNT                                                               VALUE
--------------------------------------------------------------------------------
CORPORATE BONDS: 0.0%
                     FRANCE: 0.0%
$        561         AXA, 0.000%, due
                       12/21/04                                  $           753
                                                                 ---------------
                                                                             753
                                                                 ---------------
                     Total Corporate Bonds
                       (Cost $637)                                           753
                                                                 ---------------

SHARES                                                                VALUE
--------------------------------------------------------------------------------
MUTUAL FUNDS: 2.8%
                     INDIA: 0.3%
       1,372     @   S&P CNX Nifty Index                         $        45,371
                                                                 ---------------
                                                                          45,371
                                                                 ---------------
                     UNITED STATES: 2.5%
      37,578     @   Ishares MSCI Japan Index Fund                       347,221
                                                                 ---------------
                                                                         347,221
                                                                 ---------------
                     Total Mutual Funds
                       (Cost $393,296)                                   392,592
                                                                 ---------------
PREFERRED STOCK: 1.0%
                     GERMANY: 1.0%
         639         Henkel KGaA                                          46,806
       6,165         ProSieben SAT.1 Media AG                             93,885
                                                                 ---------------
                                                                         140,691
                                                                 ---------------
                     Total Preferred Stock
                       (Cost $115,471)                                   140,691
                                                                 ---------------
RIGHTS: 0.0%
                     AUSTRALIA: 0.0%
       7,696   @,X   AMP Ltd. Rights Allocated                                --
         155    @    Australia & New Zealand
                       Banking Group Ltd.                                    474
                                                                 ---------------
                                                                             474
                                                                 ---------------
                     GERMANY: 0.0%
        195          Muenchener
                       Rueckversicherungs AG                               1,612
                                                                 ---------------
                                                                           1,612
                                                                 ---------------
                    Total Rights
                      (Cost $0)                                            2,086
                                                                 ---------------

                 See Accompanying Notes to Financial Statements

ING
Foreign
Fund                    PORTFOLIO OF INVESTMENTS as October 31, 2003 (Continued)

SHARES                                                                VALUE
--------------------------------------------------------------------------------
WARRANTS: 0.3%
                     INDIA: 0.3%
       6,804   @,E   Satyam Computer Services Ltd.,
                       Expires 01/05/2004                        $        45,859
                                                                 ---------------
                                                                          45,859
                                                                 ---------------
                     Total Warrants (Cost $41,930)                        45,859
                                                                 ---------------
                     TOTAL INVESTMENTS IN
                       SECURITIES (COST
                       $11,656,273)*                     85.6%   $    12,114,621
                     OTHER ASSETS AND
                       LIABILITIES-NET                   14.4          2,038,033
                                                        -----    ---------------
                     NET ASSETS                         100.0%   $    14,152,654
                                                        =====    ===============

@     Non-income producing security
ADR   American Depositary Receipt
GDR   Global Depositary Receipt
PLC   Public Limited Company
X Fair Value as determined by ING Valuation Committee appointed by the Fund's Board of Directors.
E    Equity Linked Product

* Cost for federal income tax purposes is $11,695,121. Net unrealized appreciation consists of:

          Gross Unrealized Appreciation                          $       505,951
          Gross Unrealized Depreciation                                  (86,451)
                                                                 ---------------
          Net Unrealized Appreciation                            $      419,500
                                                                 ===============

                                                  PERCENTAGE OF
INDUSTRY                                            NET ASSETS
---------------------------------------------------------------
Aerospace/Defense                                      0.2%
Agriculture                                            0.7
Airlines                                               0.2
Auto Manufacturers                                     1.5
Auto Parts & Equipment                                 0.3
Banks                                                 18.7
Beverages                                              1.8
Building Materials                                     0.4
Chemicals                                              0.2
Commercial Services                                    0.2
Computers                                              1.1
Cosmetics/Personal Care                                0.7
Diversified Financial Services                         2.7
Electric                                               3.1
Electrical Components & Equipment                      0.6
Electronics                                            1.2
Engineering & Construction                             1.5
Entertainment                                          0.9
Environmental Control                                  0.2
Equity Fund                                            6.7
Food                                                   2.2
Forest Products & Paper                                1.3
Healthcare-Products                                    1.1
Holding Companies-Diversified                          2.1
Home Furnishings                                       0.8
Household Products/Wares                               1.2
Insurance                                              4.4
Iron/Steel                                             0.2
Lodging                                                0.3
Machinery-Diversified                                  0.1
Media                                                  4.0
Mining                                                 1.7
Miscellaneous Manufacturing                            1.7
Office/Business Equipment                              0.5
Oil and Gas                                            4.8
Pharmaceuticals                                        4.8
Real Estate                                            0.4
Retail                                                 0.7
Semiconductors                                         0.2
Software                                               0.5
Telecommunications                                     9.3
Transportation                                         0.2
Water                                                  0.2
Other Assets and Liabilities, Net                     14.4
                                                   -------
NET ASSETS                                           100.0%
                                                   =======

                 See Accompanying Notes to Financial Statements

ING
International
Fund                            PORTFOLIO OF INVESTMENTS as of October 31, 2003

SHARES                                                               VALUE
--------------------------------------------------------------------------------
COMMON STOCK: 87.6%
                     AUSTRALIA: 1.5%
     206,000         Qbe Insurance Group Ltd.                    $     1,505,523
                                                                 ---------------
                                                                       1,505,523
                                                                 ---------------
                     BELGIUM: 0.9%
       3,030         Electrabel                                          837,973
                                                                 ---------------
                                                                         837,973
                                                                 ---------------
                     BRAZIL: 1.1%
      47,000         Uniao de Bancos Brasileiros SA ADR                1,039,170
                                                                 ---------------
                                                                       1,039,170
                                                                 ---------------
                     CANADA: 0.9%
      24,103         Encana Corp.                                        827,846
                                                                 ---------------
                                                                         827,846
                                                                 ---------------
                     CHILE: 0.5%
      20,500         Banco Santander Chile SA ADR                        487,080
                                                                 ---------------
                                                                         487,080
                                                                 ---------------
                     DENMARK: 2.0%
      39,000         Danske Bank A/S                                     786,764
      36,900         TDC A/S                                           1,185,846
                                                                 ---------------
                                                                       1,972,610
                                                                 ---------------
                     FINLAND: 0.7%
      38,000         UPM-Kymmene OYJ                                     711,218
                                                                 ---------------
                                                                         711,218
                                                                 ---------------
                     FRANCE: 7.1%
      10,850         Aventis SA                                          574,528
      26,900         AXA                                                 509,721
      17,406         Lafarge SA                                        1,246,444
      12,400         Schneider Electric SA                               725,795
      20,700         Societe Generale                                  1,537,673
      20,239         Total SA                                          1,776,466
      14,400         Valeo SA                                            539,195
                                                                 ---------------
                                                                       6,909,822
                                                                 ---------------
                     GERMANY: 5.5%
      28,539         Deutsche Bank AG                                  1,882,439
      20,200         Deutsche Boerse AG                                1,122,933
      77,000     @   Infineon Technologies AG                          1,135,019
      18,200         Siemens AG                                        1,227,135
                                                                 ---------------
                                                                       5,367,526
                                                                 ---------------
                     GREECE: 1.0%
      82,000         Greek Organization of
                       Football Prognostics SA                           991,380
                                                                 ---------------
                                                                         991,380
                                                                 ---------------
                     HONG KONG: 1.9%
     446,000         China Merchants Holdings
                       Intl. Co. Ltd.                                    605,908
   1,302,000         Giordano Intl. Ltd.                                 586,811
   1,236,000         Global Bio-Chem
                       Technology Group Co. Ltd.                         628,688
                                                                 ---------------
                                                                       1,821,407
                                                                 ---------------
                     HUNGARY: 0.4%
      34,500     @   OTP Bank Rt.                                        422,658
                                                                 ---------------
                                                                         422,658
                                                                 ---------------
                     INDONESIA: 0.5%
     901,000         HM Sampoerna Tbk PT                         $       461,290
                                                                 ---------------
                                                                         461,290
                                                                 ---------------
                     IRELAND: 2.3%
      91,800         Irish Life & Permanent PLC                        1,285,946
     108,210     @   Ryanair Holdings PLC                                918,297
                                                                 ---------------
                                                                       2,204,243
                                                                 ---------------
                     ISRAEL: 0.9%
      15,700         Teva Pharmaceutical
                       Industries ADR                                    893,173
                                                                 ---------------
                                                                         893,173
                                                                 ---------------
                     ITALY: 3.3%
     148,200         Banca Fideuram S.p.A.                               930,326
      78,000         Bulgari S.p.A.                                      705,452
     122,000         Enel S.p.A.                                         763,019
     205,000         Snam Rete Gas S.p.A.                                772,133
                                                                 ---------------
                                                                       3,170,930
                                                                 ---------------
                     JAPAN: 19.4%
      76,000         Amano Corp.                                         521,945
     129,000         Asahi Diamond Industrial Co. Ltd.                   620,740
      30,800         Familymart Co. Ltd.                                 669,596
      16,200         Fanuc Ltd.                                          974,048
       7,400         Hirose Electric Co. Ltd.                            909,392
      99,000         JGC Corp.                                           851,003
      51,000         Kao Corp.                                         1,048,438
       3,500         Mabuchi Motor Co. Ltd.                              266,794
      69,500         Marui Co. Ltd.                                      882,539
     119,000         Nikko Cordial Corp.                                 641,897
         200         Nippon Telegraph &
                       Telephone Corp.                                   893,255
      53,000         Nippon Yusen Kabushiki Kaisha                       225,624
      62,000         Nomura Holdings, Inc.                             1,064,774
         540         NTT Docomo, Inc.                                  1,169,054
      18,700         Oriental Land Co. Ltd.                            1,027,407
      26,000         Otsuka Kagu Ltd.                                    756,811
      51,000         Sekisui House Ltd.                                  500,559
      47,500         Shimano, Inc.                                       907,354
      57,000         Shiseido Co. Ltd.                                   598,335
      21,200         Tokyo Electron Ltd.                               1,519,589
      31,000         Tostem Inax Holding Corp.                           552,408
      44,000         Toyota Motor Corp.                                1,252,740
      81,000         Yamato Transport Co. Ltd.                         1,076,464
                                                                 ---------------
                                                                      18,930,766
                                                                 ---------------
                     MALAYSIA: 1.3%
     256,000         Malayan Banking BHD                                 687,158
     730,000         Public Bank BHD                                     576,316
                                                                 ---------------
                                                                       1,263,474
                                                                 ---------------
                     MEXICO: 1.1%
      33,300         Telefonos de Mexico SA de CV
                       ADR                                             1,070,595
                                                                 ---------------
                                                                       1,070,595
                                                                 ---------------
                     NETHERLANDS: 2.2%
      18,276         Koninklijke Philips Electronics NV                  492,691
      35,990         Royal Dutch Petroleum Co.                         1,597,202
                                                                 ---------------
                                                                       2,089,893
                                                                 ---------------

                 See Accompanying Notes to Financial Statements

ING
International
Fund                 PORTFOLIO OF INVESTMENTS as of October 31, 2003 (Continued)

SHARES                                                               VALUE
--------------------------------------------------------------------------------
                     NEW ZEALAND: 0.9%
     216,500         Carter Holt Harvey Ltd.                     $       243,442
      86,600         Fisher & Paykel Healthcare Corp                     643,858
                                                                 ---------------
                                                                         887,300
                                                                 ---------------
                     NORWAY: 0.8%
     127,200         Tomra Systems ASA                                   732,042
                                                                 ---------------
                                                                         732,042
                                                                 ---------------
                     RUSSIA: 1.1%
      23,794         YUKOS ADR                                         1,099,283
                                                                 ---------------
                                                                       1,099,283
                                                                 ---------------
                     SINGAPORE: 0.9%
     116,000         United Overseas Bank Ltd.                           906,172
                                                                 ---------------
                                                                         906,172
                                                                 ---------------
                     SOUTH AFRICA: 1.4%
      95,500         Gold Fields Ltd. ADR                              1,367,560
                                                                 ---------------
                                                                       1,367,560
                                                                 ---------------
                     SOUTH KOREA: 1.1%
      64,800         LG Investment & Securities Co. Ltd.                 572,167
      85,700         Woori Finance Holdings Co. Ltd.                     469,232
                                                                 ---------------
                                                                       1,041,399
                                                                 ---------------
                     SPAIN: 1.6%
         418     @   Antena 3 Television SA                               13,654
     123,800         Telefonica SA                                     1,539,917
                                                                 ---------------
                                                                       1,553,571
                                                                 ---------------
                     SWEDEN: 1.3%
      55,180         Foreningssparbanken AB                              919,566
      40,800         Swedish Match AB                                    332,118
                                                                 ---------------
                                                                       1,251,684
                                                                 ---------------
                     SWITZERLAND: 5.2%
       9,500         Adecco SA                                           560,246
       8,165         Nestle SA                                         1,797,664
      19,280         Novartis AG ADR                                     739,774
      12,000         Roche Holding AG                                    992,998
      15,100         UBS AG                                              927,248
                                                                 ---------------
                                                                       5,017,930
                                                                 ---------------
                     TAIWAN: 0.6%
      52,704     @   Taiwan Semiconductor
                       Manufacturing Co. Ltd.                            582,906
                                                                 ---------------
                                                                         582,906
                                                                 ---------------
                     THAILAND: 0.5%
      75,400         BEC World PLC                                       457,371
                                                                 ---------------
                                                                         457,371
                                                                 ---------------
                     UNITED KINGDOM: 16.9%
     195,000         BAA PLC                                           1,542,018
     239,600         BP PLC                                            1,662,950
      91,300         British American Tobacco PLC                      1,103,887
     153,400     @   British Sky Broadcasting PLC                      1,665,998
      86,400         Diageo PLC                                        1,016,052
      76,325         Glaxosmithkline PLC                               1,811,722
      16,800         HSBC Holdings PLC                                 1,261,176
      46,500         Imperial Tobacco Group PLC                          770,933
     116,375         Kingfisher PLC                                      557,888
     835,900         Legal & General Group PLC                         1,475,220
      59,600         Provident Financial PLC                     $       653,859
      29,200         Rio Tinto PLC                                       708,083
      56,500         Severn Trent PLC                                    678,814
     745,373         Vodafone Group PLC                                1,565,265
                                                                 ---------------
                                                                      16,473,865
                                                                 ---------------
                     UNITED STATES: 0.8%
      16,000         Schlumberger Ltd.                                   751,520
                                                                 ---------------
                                                                         751,520
                                                                 ---------------
                     Total Common Stock
                       (Cost $74,578,750)                             85,101,180
                                                                 ---------------
                     TOTAL INVESTMENTS IN
                       SECURITIES (COST
                       $74,578,750)*                     87.6%   $    85,101,180
                     OTHER ASSETS AND
                       LIABILITIES-NET                   12.4         12,047,593
                                                        -----    ---------------
                     NET ASSETS                         100.0%   $    97,148,773
                                                        =====    ===============

@     Non-income producing security
ADR   American Depositary Receipt
GDR   Global Depositary Receipt
PLC   Public Limited Company

* Cost for federal income tax purposes is $74,644,800. Net unrealized appreciation consists of:

          Gross Unrealized Appreciation                          $    12,880,361
          Gross Unrealized Depreciation                               (2,423,981)
                                                                 ---------------
          Net Unrealized Appreciation                            $    10,456,380
                                                                 ===============

                 See Accompanying Notes to Financial Statements

ING
International
Fund                 PORTFOLIO OF INVESTMENTS as of October 31, 2003 (Continued)

                                                  PERCENTAGE OF
INDUSTRY                                           NET ASSETS
---------------------------------------------------------------
Agriculture                                            2.7%
Airlines                                               0.9
Auto Manufacturers                                     1.3
Auto Parts & Equipment                                 0.6
Banks                                                 11.8
Beverages                                              1.0
Biotechnology                                          0.6
Building Materials                                     1.9
Commercial Services                                    1.2
Cosmetics/Personal Care                                1.7
Diversified Financial Services                         7.0
Electric                                               1.6
Electronics                                            2.7
Engineering & Construction                             2.5
Entertainment                                          2.1
Environmental Control                                  0.8
Food                                                   1.9
Forest Products & Paper                                1.0
Gas                                                    0.8
Hand/Machine Tools                                     1.3
Healthcare-Products                                    0.7
Home Builders                                          0.5
Insurance                                              3.6
Leisure Time                                           0.9
Media                                                  2.2
Mining                                                 2.1
Miscellaneous Manufacturing                            1.8
Oil and Gas                                            7.2
Oil and Gas Services                                   0.8
Pharmaceuticals                                        5.2
Retail                                                 4.3
Semiconductors                                         3.3
Telecommunications                                     7.6
Transportation                                         1.3
Water                                                  0.7
Other Assets and Liabilities--Net                     12.4
                                                   -------
NET ASSETS                                           100.0%
                                                   =======

                 See Accompanying Notes to Financial Statements

ING
International
SmallCap Growth
Fund                             PORTFOLIO OF INVESTMENTS as of October 31, 2003

SHARES                                                               VALUE
--------------------------------------------------------------------------------
COMMON STOCK: 92.9%
                     AUSTRALIA: 0.7%
     647,441         BHP Steel Ltd.                              $     2,489,903
                                                                 ---------------
                                                                       2,489,903
                                                                 ---------------
                     AUSTRIA: 1.0%
      31,000         Erste Bank Der
                     Oesterreichischen
                     Sparkassen AG                                     3,427,527
                                                                 ---------------
                                                                       3,427,527
                                                                 ---------------
                     BELGIUM: 0.8%
      22,400         Colruyt SA                                        2,031,120
      16,600    @    Mobistar SA                                         833,652
                                                                 ---------------
                                                                       2,864,772
                                                                 ---------------
                     BERMUDA: 0.6%
     104,000         Frontline Ltd.                                    2,029,397
                                                                 ---------------
                                                                       2,029,397
                                                                 ---------------
                     CANADA: 11.1%
     258,900         Abitibi-Consolidated, Inc.                        1,742,303
     190,100         AGF Management Ltd.                               2,495,148
      91,000    @    Ballard Power Systems, Inc.                       1,178,450
     146,600         Canadian Pacific Railway Ltd.                     4,109,068
     181,200    @    Cequel Energy, Inc.                               1,044,816
     221,900         CI Fund Management, Inc.                          2,483,233
     176,500    @    Compton Petroleum Corp.                             752,574
     103,800    @    Cott Corp.                                        2,703,990
     101,400         Dofasco, Inc.                                     2,451,818
      54,400         Ensign Resource Service Group                       823,398
     350,300    @    Esprit Exploration Ltd.                             669,744
      80,400         Finning Intl., Inc.                               1,841,566
     108,400         IPSCO, Inc.                                       1,497,640
     151,600    @    Kingsway Financial Services, Inc.                 1,591,855
     133,700    @    Olympia Energy, Inc.                                296,198
      41,600    @    Precision Drilling Corp.                          1,638,208
     120,100    @    Progress Energy Ltd.                                956,754
     160,400    @    RONA, Inc.                                        2,981,525
     228,000    @    Stake Technology Ltd.                             2,186,520
     127,000         Teck Cominco Ltd.                                 1,657,297
     122,800    @    Westjet Airlines Ltd.                             2,674,852
                                                                 ---------------
                                                                      37,776,957
                                                                 ---------------
                     CHINA: 1.4%
     948,000         Byd Co. Ltd.                                      2,472,024
   8,000,000         Sinopec Shanghai
                       Petrochemical Co. Ltd.                          2,266,377
                                                                 ---------------
                                                                       4,738,401
                                                                 ---------------
                     DENMARK: 0.7%
      50,000    @    Jyske Bank                                        2,408,301
                                                                 ---------------
                                                                       2,408,301
                                                                 ---------------
                     FINLAND: 1.1%
      20,000         Nokian Renkaat OYJ                                1,494,045
     271,600         Sampo OYJ                                         2,285,921
                                                                 ---------------
                                                                       3,779,966
                                                                 ---------------
                     FRANCE: 3.8%
      42,400         Cie Generale D'Optique
                       Essilor Intl. SA                                2,039,620
      37,800         Dassault Systemes SA                              1,603,901
      83,000    @    Flamel Technologies ADR                           2,095,750
      13,000         IPSOS                                             1,097,168
     171,500    @    JC Decaux SA                                $     2,524,008
      51,853         Valeo SA                                          1,941,590
      21,100         Vinci SA                                          1,529,368
                                                                 ---------------
                                                                      12,831,405
                                                                 ---------------
                     GERMANY 4.7%
      50,000         Continental AG                                    1,697,250
      83,600    @    Epcos AG                                          1,724,062
      20,000         GFK AG                                              501,038
      24,691    @    Heidelbergcement AG                               1,054,846
     105,700    @    Hypo Real Estate Holding                          1,843,144
      71,000    @    Infineon Technologies AG                          1,046,576
      65,000         KarstadtQuelle AG                                 1,615,526
      66,100         Medion AG                                         2,936,873
     164,200         MG Technologies AG                                2,074,893
      80,000    @    SGL Carbon AG                                     1,501,950
                                                                 ---------------
                                                                      15,996,158
                                                                 ---------------
                     GREECE: 1.0%
      78,600         Coca Cola Hellenic
                       Bottling Co. SA                                 1,525,921
      46,760         Titan Cement Co. SA                               1,793,831
                                                                 ---------------
                                                                       3,319,752
                                                                 ---------------
                     HONG KONG: 3.8%
     493,500         ASM Pacific Technology                            1,846,089
   1,134,000         Cathay Pacific Airways Ltd.                       2,168,497
     200,000         DAH Sing Financial                                1,397,170
   5,000,000    @    First Pacific Co.                                   965,785
   1,000,000         Hysan Development Co. Ltd.                        1,455,116
   1,087,500         Kerry Properties Ltd.                             1,442,401
     640,000         Kingboard Chemicals Holdings                        836,499
     279,000         Television Broadcasts Ltd.                        1,322,122
     250,000         Wing Hang Bank Ltd.                               1,542,037
                                                                 ---------------
                                                                      12,975,716
                                                                 ---------------
                     INDIA: 0.4%
      58,260         Ranbaxy Laboratories Ltd. GDR                     1,334,154
                                                                 ---------------
                                                                       1,334,154
                                                                 ---------------
                     IRELAND: 1.9%
     339,500         Anglo Irish Bank Corp. PLC                        4,076,928
     250,000         Grafton Group PLC                                 1,554,844
     200,000         Greencore Group PLC                                 720,750
                                                                 ---------------
                                                                       6,352,522
                                                                 ---------------
                     ISRAEL: 0.9%
      50,000    @    Taro Pharmaceuticals Industries                   3,212,500
                                                                 ---------------
                                                                       3,212,500
                                                                 ---------------
                     ITALY: 2.7%
   1,285,100    @    Banca Nazionale del
                       Lavoro S.p.A.                                   2,928,100
      95,100         Banco Popolare di
                     Verona e Novara Scrl                              1,470,365
     150,000         Buzzi Unicem S.p.A.                               1,668,768
      98,600         Italcementi S.p.A.                                1,186,343
     289,100         Saipem S.p.A.                                     2,103,853
                                                                 ---------------
                                                                       9,357,429
                                                                 ---------------
                     JAPAN: 22.0%
      36,800         Advantest Corp.                                   2,741,547
     750,000         Aioi Insurance Co. Ltd.                           2,797,107
     590,000         Bank of Yokohama Ltd.                             2,549,234

                 See Accompanying Notes to Financial Statements

ING
International
SmallCap Growth
Fund                 PORTFOLIO OF INVESTMENTS as of October 31, 2003 (Continued)


SHARES                                                               VALUE
--------------------------------------------------------------------------------
                     JAPAN (CONTINUED)
     142,100         Capcom Co. Ltd.                             $     1,835,467
      37,000         Disco Corp.                                       1,985,719
      25,000         Eneserve Corp.                                    1,023,332
      25,700         Funai Electric Co. Ltd.                           3,424,797
      57,700         Hogy Medical Co. Ltd.                             2,828,972
     234,000         JSR Corp.                                         4,959,475
     200,000         Kamigumi Co. Ltd.                                 1,302,588
     378,000         Keihin Electric Express
                       Railway Co. Ltd.                                2,210,888
   1,417,000    @    Kobe Steel Ltd.                                   1,817,410
     152,000         Marui Co. Ltd.                                    1,930,159
      45,000         Matsui Securities Co. Ltd.                        1,080,639
      43,400         Meitec Corp.                                      1,551,480
     900,000         Mitsui Mining & Smelting Co. Ltd.                 3,602,128
      50,930         Nichii Gakkan Co.                                 2,770,376
      30,500         Nidec Corp.                                       2,971,346
     221,000         Nippon Electric Glass Co. Ltd.                    4,060,763
      69,900         Nitto Denko Corp.                                 3,668,741
     402,000         NSK Ltd.                                          1,656,488
     147,000    @    Sega Corp.                                        1,627,316
     116,000         Shimano, Inc.                                     2,215,855
     200,000         Sumitomo Corp.                                    1,388,093
     400,000         The Bank of Fukuoka Ltd.                          1,670,078
     550,000         The Sumitomo
                       Trust & Banking Co. Ltd.                        3,071,814
     107,500         THK Co. Ltd.                                      2,180,607
     149,000         Toho Gas Co. Ltd.                                   436,422
     179,000         Tokyo Broadcasting System, Inc.                   2,867,322
         859    @    UMC Japan                                         1,172,056
      30,200         Uni-Charm Corp.                                   1,409,251
     186,000    @    Victor Co. of Japan Ltd.                          1,674,989
     204,000         Yokogawa Electric Corp.                           2,384,500
                                                                 ---------------
                                                                      74,866,959
                                                                 ---------------
                     LUXEMBOURG: 0.8%
     683,600    @    Gemplus Intl. SA                                  1,446,327
      35,125         Tenaris SA                                           92,218
      48,349         Tenaris SA ADR                                    1,315,093
                                                                 ---------------
                                                                       2,853,638
                                                                 ---------------
                     NERHERLANDS: 1.6%
     148,000    @    Asml Holding NV ADR                               2,597,400
      18,100         Fugro NV ADR                                        910,034
     141,566         Vedior NV ADR                                     2,040,674
                                                                 ---------------
                                                                       5,548,108
                                                                 ---------------
                     NORWAY: 0.9%
     150,600    @    Golar LNG Ltd.                                    1,756,846
     250,000         Smedvig ASA                                       1,431,692
                                                                 ---------------
                                                                       3,188,538
                                                                 ---------------
                     PHILIPPINES: 0.2%
      50,000         Globe Telecom, Inc.                                 714,092
                                                                 ---------------
                                                                         714,092
                                                                 ---------------
                     RUSSIA: 0.5%
      26,000    @    Vimpel-Communications ADR                         1,692,600
                                                                 ---------------
                                                                       1,692,600
                                                                 ---------------
                     SINGAPORE: 1.3%
   2,000,000    @    Neptune Orient Lines Ltd.                         2,550,332
   2,000,000         Singapore Exchange Ltd.                           1,907,005
                                                                 ---------------
                                                                       4,457,337
                                                                 ---------------
                     SOUTH KOREA: 3.5%
     200,000         Daegu Bank                                  $       910,858
     260,000    @    Hanwha Chem Corp.                                 1,805,830
      99,000         Korean Air Co. Ltd.                               1,321,673
      56,780         Samsung
                       Electro-Mechanics Co. Ltd.                      1,923,851
      18,600         Samsung SDI Co. Ltd.                              1,917,364
     108,520         SK Corp.                                          2,099,796
      69,400         You Eal Electronics Co. Ltd.                      2,075,843
                                                                 ---------------
                                                                      12,055,215
                                                                 ---------------
                     SPAIN: 0.4%
    100,400          Red Electrica de Espana                            1,353,894
                                                                 ---------------
                                                                       1,353,894
                                                                 ---------------
                     SWEDEN: 2.5%
      73,000         Autoliv, Inc. ADR                                 2,404,995
     187,106    @    Elekta AB                                         3,717,727
      11,694    @    Elekta Blocked
                       Acceptance Shares                                 210,244
      59,900         SKF AB                                            2,119,307
                                                                 ---------------
                                                                       8,452,273
                                                                 ---------------
                     SWITZERLAND: 4.7%
      42,800    @    Actelion Ltd.                                     4,070,543
       6,000         Julius Baer Holding AG                            1,945,557
      45,430    @    Saurer AG                                         1,939,199
      40,000    @    SEZ Holding AG                                    1,318,007
       3,100         SGS Societe Generale
                       Surveillance Holdings SA                        1,750,403
      14,500    @    Swiss Life Holding                                2,459,468
     245,000         Xstrata PLC                                       2,515,304
                                                                 ---------------
                                                                      15,998,481
                                                                 ---------------
                     TAIWAN: 1.1%
   1,107,600         Benq Corp.                                        1,418,119
     450,000    @    Siliconware Precision
                     Industries Co. ADR                                2,223,000
                                                                 ---------------
                                                                       3,641,119
                                                                 ---------------
                     UNITED KINGDOM: 16.0%
   1,066,100    @    ARM Holdings PLC                                  2,057,872
     141,100         Barratt Developments PLC                          1,173,254
     585,257         BBA Group PLC                                     2,579,712
     172,000         Burberry Group PLC                                1,149,989
     196,900         Capital Radio PLC                                 1,570,408
     592,100         Cattles PLC                                       3,205,197
     208,300         Close Brothers Group Plc                          2,553,855
     190,000         Daily Mail & General Trust                        1,855,530
     401,900    @    easyJet PLC                                       1,913,022
     194,500         Exel PLC                                          2,503,481
     341,200         GKN PLC                                           1,598,038
     715,400         Hilton Group PLC                                  2,355,156
     501,000         Kidde PLC                                           856,548
     183,400         Man Group PLC                                     4,509,587
     353,964         Manchester United PLC                             1,417,556
     461,800         MFI Furniture PLC                                 1,271,475
     217,084         Misys PLC                                         1,105,142
     865,300         Peninsular And Oriental
                       Steam Navigation Co.                            4,060,045
     200,000         Punch Taverns PLC                                 1,151,381
     226,647         Rexam PLC                                         1,653,817
     168,700         Schroders PLC                                     2,145,635
     388,000         SIG PLC                                           2,182,651

                 See Accompanying Notes to Financial Statements

ING
International
SmallCap Growth
Fund                 PORTFOLIO OF INVESTMENTS as of October 31, 2003 (Continued)

SHARES                                                               VALUE
--------------------------------------------------------------------------------
                     UNITED KINGDOM (CONTINUED)
   2,463,800    @    Skyepharma PLC                              $     2,707,162
   1,242,200         SMG PLC                                           2,129,030
     133,500         Smiths Group PLC                                  1,589,198
     491,400         Taylor Woodrow PLC                                1,867,894
  47,000,000    @    Telewest Communications PLC                       1,674,890
                                                                 ---------------
                                                                      54,837,525
                                                                 ---------------
                     UNITED STATES: 0.8%
     154,700    @    Ultra Petroleum Corp.                             2,831,010
                                                                 ---------------
                                                                       2,831,010
                                                                 ---------------
                     Total Common Stock
                       (Cost $236,204,550)                           317,385,649
                                                                 ---------------
PREFERRED STOCK: 0.9%
                     GERMANY: 0.9%
     190,000         ProSieben SAT.1 Media AG                          2,926,594
                                                                 ---------------
                                                                       2,926,594
                                                                 ---------------
                     Total Preferred Stock
                       (Cost $1,744,020)                               2,926,594
                                                                 ---------------
RIGHTS: 0.0%
                     SWEDEN: 0.0%
           2    @    Elekta AB                                                --
                                                                 ---------------
                                                                              --
                                                                 ---------------
                       Total Rights
                       (Cost $0)                                              --
                                                                 ---------------
WARRANTS: 1.9%
                     INDIA: 1.0%
      75,900   @,E   Ranbaxy Laboratories,
                       Expires 09/30/04                                1,646,537
     250,000   @,E   Satyam Computer Services,
                       Expires 01/08/04                                1,688,500
                                                                 ---------------
                                                                       3,335,037
                                                                 ---------------
                     TAIWAN: 0.9%
   1,492,410     @   Compal Electronic,
                       Expires 06/26/06                                2,262,494
   2,000,000     @   Yageo Corp., Expires 09/15/06                       953,600
                                                                 ---------------
                                                                       3,216,094
                                                                 ---------------
                     Total Warrants
                       (Cost $4,966,657)                               6,551,131
                                                                 ---------------
                     TOTAL INVESTMENTS IN
                       SECURITIES (COST
                       $242,915,227)*                  95.7%     $   326,863,374
                     OTHER ASSETS AND
                       LIABILITIES-NET                  4.3           14,651,417
                                                      -----      ---------------
                     NET ASSETS                       100.0%     $   341,514,791
                                                      =====      ===============

@     Non-income producing security
ADR   American Depositary Receipt
GDR   Global Depositary Receipt
PLC   Public Limited Company
E     Equity Linked Product

* Cost for federal income tax purposes is $244,891,718. Net unrealized appreciation consists of:

              Gross Unrealized Appreciation                      $    84,617,296
              Gross Unrealized Depreciation                           (2,645,640)
                                                                 ---------------
              Net Unrealized Appreciation                        $    81,971,656
                                                                 ===============

                                                  PERCENTAGE OF
INDUSTRY                                           NET ASSETS
---------------------------------------------------------------
Advertising                                            1.1%
Airlines                                               2.4
Apparel                                                0.3
Auto Parts and Equipment                               2.7
Banks                                                  8.5
Beverages                                              1.2
Building Materials                                     2.3
Chemicals                                              4.4
Commercial Services                                    2.7
Computers                                              2.0
Cosmetics/Personal Care                                0.4
Distribution/Wholesale                                 1.3
Diversified Financial Services                         6.3
Electric                                               0.4
Electrical Components and Equipment                    2.0
Electronics                                            4.6
Energy-Alternate Sources                               0.4
Engineering and Construction                           0.4
Entertainment                                          1.1
Food                                                   1.5
Forest Products and Paper                              0.5
Gas                                                    0.1
Hand/Machine Tools                                     2.6
Healthcare-Products                                    2.6
Holding Companies-Diversified                          0.9
Home Builders                                          0.9
Home Furnishings                                       0.9
Insurance                                              2.0
Internet                                               0.3
Iron/Steel                                             2.4
Leisure Time                                           0.6
Machinery-Diversified                                  0.6
Media                                                  3.7
Metal Fabricate/Hardware                               1.1
Mining                                                 2.3
Miscellaneous Manufacturing                            1.2
Oil and Gas                                            3.3
Oil and Gas Services                                   1.7
Packaging and Containers                               0.5
Pharmaceuticals                                        4.4
Real Estate                                            0.9
Retail                                                 2.7
Semiconductors                                         3.6
Software                                               1.8
Telecommunications                                     2.0
Toys/Games/Hobbies                                     0.5
Transportation                                         5.6
Other Assets and Liabilities, Net                      4.3
                                                  --------
NET ASSETS                                           100.0%
                                                  ========

                 See Accompanying Notes to Financial Statements

ING
International
Value
Fund                             PORTFOLIO OF INVESTMENTS as of October 31, 2003

SHARES                                                                VALUE
--------------------------------------------------------------------------------
COMMON STOCK: 98.1%

                     BELGIUM: 1.0%
   1,317,000         Interbrew                                   $    30,834,592
                                                                 ---------------
                                                                      30,834,592
                                                                 ---------------
                     BERMUDA: 0.9%
   1,426,170         Tyco Intl. Ltd.                                  29,778,430
                                                                 ---------------
                                                                      29,778,430
                                                                 ---------------
                     BRAZIL: 6.5%
  10,027,700         Centrais Eletricas
                       Brasileiras SA ADR                             62,662,095
   3,094,300         Petroleo Brasileiro
                       SA - Petrobras ADR                             67,331,968
   2,532,786         Tele Norte Leste
                       Participacoes SA ADR                           35,889,578
   1,208,600         Telecomunicacoes
                       Brasileiras SA ADR                             41,624,184
                                                                 ---------------
                                                                     207,507,825
                                                                 ---------------
                     FRANCE: 4.5%
   6,561,800     @   Alcatel SA                                       86,578,849
   1,463,100         Michelin (C.G.D.E.)                              57,403,814
                                                                 ---------------
                                                                     143,982,663
                                                                 ---------------
                     GERMANY: 7.3%
     805,500         BASF AG                                          36,950,097
   1,644,800     @   Bayerische Hypo-und
                       Vereinsbank AG                                 36,233,916
   5,377,300     @   Deutsche Telekom AG                              84,702,557
   1,391,188         E.ON AG                                          70,318,293
     411,200     @   Hypo Real Estate Holding                          7,170,300
                                                                 ---------------
                                                                     235,375,163
                                                                 ---------------
                     HONG KONG: 1.9%
   3,160,236         Jardine Matheson
                       Holdings Ltd.                                  23,227,735
   6,146,000         Swire Pacific Ltd.                               37,513,733
                                                                 ---------------
                                                                      60,741,468
                                                                 ---------------
                     ITALY: 2.9%
  19,093,700         Banca Intesa S.p.A.                              64,369,636
  10,329,085     @   Telecom Italia S.p.A.                            26,956,975
                                                                 ---------------
                                                                      91,326,611
                                                                 ---------------
                     JAPAN: 23.6%
   1,254,000         Daiichi Pharmaceutical Co. Ltd.                  19,163,324
  17,003,700         Hitachi Ltd.                                     99,917,135
       6,438         Japan Tobacco, Inc.                              42,984,418
   9,584,000         Komatsu Ltd.                                     51,871,379
   6,456,000         Matsushita Electric
                       Industrial Co. Ltd.                            85,093,410
       1,762         Millea Holdings, Inc.                            20,996,225
  10,636,000         Mitsubishi Heavy
                       Industries Ltd.                                29,217,920
      10,207         Mitsubishi Tokyo
                       Financial Group, Inc.                          73,348,160
  12,161,000         Nippon Oil Corp.                                 60,066,612
      13,125         Nippon Telegraph &
                       Telephone Corp.                                58,619,866
   1,049,000         Ono Pharmaceutical Co. Ltd.                      36,450,448
   3,822,000         Sankyo Co. Ltd.                                  61,188,157
      11,494         Sumitomo Mitsui
                       Financial Group, Inc.                          57,817,638
     937,600         TDK Corp.                                   $    61,406,467
                                                                 ---------------
                                                                     758,141,159
                                                                 ---------------
                     MEXICO: 2.7%
   1,275,060         America Movil SA de CV ADR                       30,346,428
     342,182         Cemex SA de CV ADR                                8,212,368
   1,471,160         Telefonos de Mexico
                       SA de CV ADR                                   47,297,794
                                                                 ---------------
                                                                      85,856,590
                                                                 ---------------
                     NETHERLANDS: 3.6%
     945,000         Akzo Nobel NV                                    29,880,900
   1,344,451         European Aeronautic
                       Defense And Space Co.                          27,351,175
   3,505,000     @   Koninklijke Ahold NV                             29,662,815
     466,200         Unilever NV                                      27,081,616
                                                                 ---------------
                                                                     113,976,506
                                                                 ---------------
                     NEW ZEALAND: 1.8%
  19,086,427         Telecom Corp. of
                       New Zealand Ltd.                               56,761,851
                                                                 ---------------
                                                                      56,761,851
                                                                 ---------------
                     PORTUGAL: 1.8%
   6,709,676         Portugal Telecom SGPS SA                         56,393,988
                                                                 ---------------
                                                                      56,393,988
                                                                 ---------------
                     RUSSIA: 1.2%
     477,800         LUKOIL ADR                                       38,845,140
                                                                 ---------------
                                                                      38,845,140
                                                                 ---------------
                     SINGAPORE: 3.8%
   3,652,191         DBS Group Holdings Ltd.                          29,998,754
   6,060,800     #   DBS Group Holdings Ltd. ADR                      49,782,866
   6,239,000         Overseas-Chinese
                       Banking Corp.                                  43,362,475
                                                                 ---------------
                                                                     123,144,095
                                                                 ---------------
                     SOUTH KOREA: 4.4%
   4,337,800         Korea Electric Power Corp.
                       ADR                                            47,065,130
   2,180,500         KT Corp. ADR                                     42,977,655
   1,709,000         POSCO ADR                                        49,526,820
                                                                 ---------------
                                                                     139,569,605
                                                                 ---------------
                     SPAIN: 6.5%
      23,023     @   Antena 3 Television SA                              752,075
   6,566,533         Banco Bilbao Vizcaya
                       Argentaria SA                                  75,343,579
   2,742,970         Repsol YPF SA                                    47,830,539
   6,806,060         Telefonica SA                                    84,658,879
                                                                 ---------------
                                                                     208,585,072
                                                                 ---------------
                     SWITZERLAND: 4.4%
     112,800         Nestle SA                                        24,834,837
      91,700         Swisscom AG                                      26,678,736
     697,374     @   Zurich Financial Services AG                     89,303,144
                                                                 ---------------
                                                                     140,816,717
                                                                 ---------------
                     UNITED KINGDOM: 18.7%
  22,621,100         BAE Systems PLC                                  70,247,982
   4,901,200         British American Tobacco PLC                     59,259,276
  10,493,930         BT Group PLC                                     33,033,236
  43,633,700     @   Corus Group PLC                                  17,770,610

                 See Accompanying Notes to Financial Statements

ING
International
Value
Fund                 PORTFOLIO OF INVESTMENTS as of October 31, 2003 (Continued)

SHARES                                                                VALUE
--------------------------------------------------------------------------------
                     UNITED KINGDOM (CONTINUED)
  15,012,600         Friends Provident PLC                       $    34,965,304
  18,801,490         Imperial Chemical
                       Industries PLC                                 61,816,303
  30,391,298         Invensys PLC                                     15,471,754
  11,088,607         Marks & Spencer Group PLC                        54,145,376
  15,343,000         Reuters Group PLC                                66,848,210
  35,348,000         Royal & Sun Alliance
                       Insurance Group                                52,635,775
   8,735,650         SABmiller PLC                                    73,786,267
  12,395,700         Safeway PLC                                      61,001,161
                                                                 ---------------
                                                                     600,981,254
                                                                 ---------------
                     VENEZUELA: 0.6%
   1,216,822         Cia Anonima Nacional
                       Telefonos de
                       Venezuela - CANTV ADR                          18,203,657
                                                                 ---------------
                                                                      18,203,657
                                                                 ---------------
                     Total Common Stock
                      (Cost $3,230,842,178)                        3,140,822,386
                                                                 ---------------
                     TOTAL INVESTMENTS IN
                       SECURITIES (COST
                       $3,230,842,178)*                98.1%     $ 3,140,822,386
                     OTHER ASSETS AND
                       LIABILITIES-NET                  1.9           61,842,144
                                                      -----      ---------------
                     NET ASSETS                       100.0%     $ 3,202,664,530
                                                      =====      ===============

@     Non-income producing security
ADR   American Depositary Receipt
PLC   Public Limited Company
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

* Cost for federal income tax purposes is $3,232,834,856. Net unrealized depreciation consists of:

              Gross Unrealized Appreciation                      $   358,576,808
              Gross Unrealized Depreciation                         (450,589,278)
                                                                 ---------------
              Net Unrealized Depreciation                        $   (92,012,470)
                                                                 ===============

                                                                  PERCENTAGE OF
INDUSTRY                                                           NET ASSETS
--------------------------------------------------------------------------------
Aerospace/Defense                                                         3.0%
Agriculture                                                               3.2
Auto Parts and Equipment                                                  1.8
Banks                                                                    13.6
Beverages                                                                 3.3
Building Materials                                                        0.3
Chemicals                                                                 4.0
Computers                                                                 1.9
Electric                                                                  5.6
Electrical Components and Equipment                                       3.1
Food                                                                      4.5
Holding Companies-Diversified                                             1.9
Home Furnishings                                                          2.7
Insurance                                                                 6.2
Iron/Steel                                                                2.1
Machinery-Construction and Mining                                         1.6
Media                                                                     2.1
Miscellaneous Manufacturing                                               2.3
Oil and Gas                                                               6.7
Pharmaceuticals                                                           3.6
Retail                                                                    1.7
Telecommunications                                                       22.9
Other Assets and Liabilities, Net                                         1.9
                                                                        -----
NET ASSETS                                                              100.0%
                                                                        =====

                 See Accompanying Notes to Financial Statements

ING
Precious
Metals
Fund                             PORTFOLIO OF INVESTMENTS as of October 31, 2003

SHARES                                                                VALUE
--------------------------------------------------------------------------------
COMMON STOCK: 97.5%

                     AUSTRALIA: 3.9%
     300,000         Newcrest Mining Ltd.                        $     2,571,409
   2,000,000   @,I   Oxiana Resources NL                               1,376,527
                                                                 ---------------
                                                                       3,947,936
                                                                 ---------------
                     CANADA: 42.0%
     303,500         Agnico-Eagle Mines Ltd.                           3,299,045
     300,000    @    Alamos Gold Inc.                                    650,962
     350,000   @,I   Apollo Gold Corp.                                   586,852
     200,000         Barrick Gold Corp.                                3,894,000
     300,000    @    Eldorado Gold Corp.                               1,008,307
     300,000    @    Gabriel Resources Ltd.                              914,988
     900,000    @    Gammon Lake Resources Inc.                        4,124,275
     264,400    @    Glamis Gold Ltd.                                  3,697,721
     177,800         Goldcorp, Inc.                                    2,795,050
     463,600         Iamgold Corp.                                     3,482,144
     584,998    @    Kinross Gold Corp.                                4,805,263
     600,000    @    Miramar Mining Corp.                              1,249,924
     200,000    @    Pan American Silver Corp.                         2,106,000
     463,500         Placer Dome, Inc.                                 7,151,806
   1,913,000   @.    Queenstake Resources Ltd.                           957,915
     100,000    @    SouthernEra Resources Ltd.                          437,009
     680,000    @    Wheaton River Minerals Ltd.                       1,578,696
                                                                 ---------------
                                                                      42,739,957
                                                                 ---------------
                     PERU: 9.4%
     200,000    @    Cia de Minas Buenaventura SA                      9,524,000
                                                                 ---------------
                                                                       9,524,000
                                                                 ---------------
                     SOUTH AFRICA: 19.6%
      95,000         Anglogold Ltd.                                    3,670,800
   2,564,149    @    Avgold Ltd.                                       3,387,875
     443,900         Gold Fields Ltd. ADR                              5,728,001
      70,000         Harmony Gold Mining Co. Ltd.                      1,076,142
     400,000         Harmony Gold Mining Co. Ltd.
                     ADR                                               6,048,000
                                                                 ---------------
                                                                      19,910,818
                                                                 ---------------
                     UNITED KINGDOM: 9.7%
     315,000         Lonmin Public Ltd. Co.                            5,471,009
     200,000    @    Randgold Resources Ltd.                           4,406,000
                                                                 ---------------
                                                                       9,877,009
                                                                 ---------------
                     UNITED STATES: 12.9%
     100,000         Freeport-McMoRan
                       Copper & Gold, Inc.                             3,875,000
     450,000    @    Hecla Mining Co.                                  2,655,000
     150,000         Newmont Mining Corp.                              6,567,000
                                                                 ---------------
                                                                      13,097,000
                                                                 ---------------
                     Total Common Stock
                       (Cost $65,978,224)                             99,096,720
                                                                 ---------------
WARRANTS: 0.3%

                     CANADA: 0.3%
      17,500    @    Agnico-Eagle Mines Ltd.,
                       Expires 11/14/2007                                 42,000
      90,000    @    Kinross Gold Corp.,
                       Expires 12/05/2007                        $        81,939
      15,000    @    Wheaton River Minerals Ltd.,
                       Expires 08/25/2008                                 13,088
     162,500   @,I   Wheaton River Minerals Ltd.,
                       Expires 05/30/2007                                202,192
                                                                 ---------------
                     Total Warrants
                       (Cost $124,335)                                   339,219
                                                                 ---------------
                     TOTAL INVESTMENTS IN
                       SECURITIES (COST
                       $66,102,559)*                   97.8%     $    99,435,939
                     OTHER ASSETS AND
                       LIABILITIES-NET                  2.2            2,260,303
                                                      -----      ---------------
                     NET ASSETS                       100.0%     $   101,696,242
                                                      =====      ===============

@     Non-income producing security
ADR   American Depositary Receipt
I     Illiquid Security

* Cost for federal income tax purposes is $66,144,709. Net unrealized appreciation consists of:

              Gross Unrealized Appreciation                      $    33,407,202
              Gross Unrealized Depreciation                             (118,145)
                                                                 ---------------
              Net Unrealized Appreciation                        $    33,289,057
                                                                 ===============

                                                                  PERCENTAGE OF
INDUSTRY                                                           NET ASSETS
--------------------------------------------------------------------------------
Diamonds/Precious Stones                                                   0.4%
Gold Mining                                                                5.3
Metal-Diversified                                                          1.8
Mining                                                                    85.0
Precious Metals                                                            5.0
Telecommunications                                                         0.4
Wine And Distilled Beverages                                               0.9
Other Assets and Liabilities, Net                                          1.2
                                                                         -----
NET ASSETS                                                               100.0%
                                                                         =====

                 See Accompanying Notes to Financial Statements

ING
Russia
Fund                             PORTFOLIO OF INVESTMENTS as of October 31, 2003

SHARES                                                                VALUE
--------------------------------------------------------------------------------
COMMON STOCK: 92.6%

                     AIRLINES: 0.8%
   2,446,350    I    Aeroflot                                    $     1,225,621
                                                                 ---------------
                                                                       1,225,621
                                                                 ---------------
                     AUTOMOBILE: 0.0%
      36,550 @, I, X Severstal-Avto                                       36,550
                                                                 ---------------
                                                                          36,550
                                                                 ---------------
                     BANKS: 3.9%
      25,000         Sberbank RF                                       6,250,000
                                                                 ---------------
                                                                       6,250,000
                                                                 ---------------
                     BEVERAGES: 0.9%
     311,000   @, I  Sun Interbrew Ltd. GDR                            1,492,800
                                                                 ---------------
                                                                       1,492,800
                                                                 ---------------
                     ELECTRIC: 9.5%
   3,200,000    I    Konakovskaya Gres                                 1,248,000
   5,000,000         Lenenergo                                         1,800,000
  40,000,000         Mosenergo                                         2,660,000
  38,000,000         Unified Energy System                             9,633,000
                                                                 ---------------
                                                                      15,341,000
                                                                 ---------------
                     FOOD: 1.1%
      90,000    @    Wimm-Bill-Dann Foods OJSC ADR                     1,702,800
                                                                 ---------------
                                                                       1,702,800
                                                                 ---------------
                     GAS: 3.7%
     250,000         OAO Gazprom ADR                                   6,000,000
                                                                 ---------------
                                                                       6,000,000
                                                                 ---------------
                     INVESTMENT COMPANIES: 1.8%
     270,000    @    Vostok Nafta
                       Investment Ltd. ADR                             2,941,987
                                                                 ---------------
                                                                       2,941,987
                                                                 ---------------
                     IRON/STEEL: 3.6%
      56,000         Cherepovets MK Severstal                          5,880,000
                                                                 ---------------
                                                                       5,880,000
                                                                 ---------------
                     MINING: 8.5%
     267,000         MMC Norilsk Nickel ADR                           13,803,900
                                                                 ---------------
                                                                      13,803,900
                                                                 ---------------
                     OIL AND GAS: 40.4%
     243,000         LUKOIL ADR                                       19,755,900
   3,000,000         Sibneft                                           6,165,000
     335,000         Surgutneftegaz ADR                                8,321,400
     188,000         Tatneft ADR                                       3,929,200
   1,350,000         Tyumen Oil Co.                                    2,565,000
   2,150,000         Yukos                                            24,510,000
                                                                 ---------------
                                                                      65,246,500
                                                                 ---------------
                     TELECOMMUNICATIONS: 18.4%
   4,864,502         Central Telecommunications Co.                    1,437,460
      50,000    @    Golden Telecom, Inc.                              1,293,500
      90,000         Mobile Telesystems ADR                            6,974,100
     200,000    I    Moscow City Telephone                             2,037,680
   1,098,882         Rostelecom                                        1,972,493
  33,510,200         Sibirtelecom                                        988,552
  15,409,869         Southern Telecommunication Co.                    1,386,888
 104,962,293         Uralsvyazinform ADR                               3,180,357
     110,000    @    Vimpel-Communications ADR                         7,161,001
   1,500,000         VolgaTelecom                                $     3,330,000
                                                                 ---------------
                                                                      29,762,031
                                                                 ---------------
                     Total Common Stock
                       (Cost $106,780,271)                           149,683,189
                                                                 ---------------
PREFERRED STOCK: 4.6%

                     ELECTRIC: 1.2%
   9,000,000         Unified Energy System                             1,980,000
                                                                 ---------------
                                                                       1,980,000
                                                                 ---------------
                     PIPELINES: 1.2%
       4,000         Transneft                                         1,964,000
                                                                 ---------------
                                                                       1,964,000
                                                                 ---------------
                     TELECOMMUNICATIONS: 2.2%
     189,500         Moscow City Telephone                             1,231,750
  71,082,514         Uralsvyazinform                                   1,364,784
     658,030         Volgatelecom                                        914,662
                                                                 ---------------
                                                                       3,511,196
                                                                 ---------------
                     Total Preferred Stock
                       (Cost $5,292,792)                               7,455,196
                                                                 ---------------
                     TOTAL INVESTMENTS IN
                       SECURITIES (COST
                       $112,073,063)*                  97.2%     $   157,138,385
                     OTHER ASSETS AND
                       LIABILITIES-NET                  2.8            4,462,263
                                                      -----      ---------------
                     NET ASSETS                       100.0%     $   161,600,648
                                                      =====      ===============

@     Non-income producing security
ADR   American Depositary Receipt
GDR   Global Depositary Receipt
I     Illiquid Security
X Fair Value determined by ING Funds Pricing Committee appointed by the Fund's Board of Trustees.

* Cost for federal income tax purposes is $113,006,695. Net unrealized appreciation consists of:

              Gross Unrealized Appreciation                      $    47,996,513
              Gross Unrealized Depreciation                           (3,864,823)
                                                                 ---------------
              Net Unrealized Appreciation                        $    44,131,690
                                                                 ===============

                 See Accompanying Notes to Financial Statements

ING
Global
Equity Dividend
Fund                             PORTFOLIO OF INVESTMENTS as of October 31, 2003

SHARES                                                                VALUE
--------------------------------------------------------------------------------
COMMON STOCK: 91.8%

                     AUSTRALIA: 7.1%
       3,300         Australia & New Zealand
                       Banking Group Ltd.                        $        41,679
      13,800         Foster's Group Ltd.                                  44,748
       2,800         TABCorp. Holdings Ltd.                               23,026
      12,600         Telstra Corp Ltd.                                    42,377
       1,100         Wesfarmers Ltd.                                      22,634
      17,000         Westfield Trust                                      40,168
       3,600         Westpac Banking Corp.                                41,253
       5,400         Woodside Petroleum Ltd.                              50,692
                                                                 ---------------
                                                                         306,577
                                                                 ---------------
                     BELGIUM: 0.9%
       2,100         Fortis                                               37,449
                                                                 ---------------
                                                                          37,449
                                                                 ---------------
                     BRAZIL: 0.6%
       1,100         Uniao de Bancos Brasileiros SA                       24,321
                                                                 ---------------
                                                                          24,321
                                                                 ---------------
                     CANADA: 2.3%
       2,500         BCE, Inc.                                            56,618
       2,100         TransCanada Corp.                                    42,859
                                                                 ---------------
                                                                          99,477
                                                                 ---------------
                     CHINA: 1.4%
     170,000         Petrochina Co. Ltd.                                  61,842
                                                                 ---------------
                                                                          61,842
                                                                 ---------------
                     DENMARK: 1.0%
       1,300         TDC A/S                                              41,778
                                                                 ---------------
                                                                          41,778
                                                                 ---------------
                     FRANCE: 3.5%
       1,000         Cie de Saint-Gobain                                  42,187
         500         Lafarge SA                                           35,805
         800         Peugeot SA                                           34,317
         500         Societe Generale                                     37,142
                                                                 ---------------
                                                                         149,451
                                                                 ---------------
                     GERMANY: 0.8%
         700         E.ON AG                                              35,235
                                                                 ---------------
                                                                          35,235
                                                                 ---------------
                     HONG KONG: 2.5%
       9,000         Citic Pacific Ltd.                                   20,977
       9,000         CLP Holdings Ltd.                                    40,679
       3,600         Hang Seng Bank Ltd.                                  44,967
                                                                 ---------------
                                                                         106,623
                                                                 ---------------
                     ITALY: 3.3%
       3,900         ENI-Ente Nazionale
                       Idrocarburi S.p.A.                                 61,931
      10,000         Snam Rete Gas S.p.A.                                 37,665
      24,300    @    Telecom Italia S.p.A.                                42,147
                                                                 ---------------
                                                                         141,743
                                                                 ---------------
                     MEXICO: 1.0%
       1,300         Telefonos de Mexico
                       SA de CV ADR                                       41,795
                                                                 ---------------
                                                                          41,795
                                                                 ---------------
                     NETHERLANDS: 2.2%
         755         Rodamco Europe NV                           $        38,530
       1,300         Royal Dutch Petroleum Co.                            57,684
                                                                 ---------------
                                                                          96,214
                                                                 ---------------
                     NEW ZEALAND: 0.9%
      13,300         Telecom Corp. of
                       New Zealand Ltd.                                   39,553
                                                                 ---------------
                                                                          39,553
                                                                 ---------------
                     NORWAY: 1.1%
       7,800         DnB Holding ASA                                      45,551
                                                                 ---------------
                                                                          45,551
                                                                 ---------------
                     SOUTH AFRICA: 2.7%
         600         Anglogold Ltd.                                       23,199
         600         Impala Platinum Holdings Ltd.                        55,127
       1,600         Nedcor Ltd.                                          14,619
       1,660         Sasol Ltd.                                           21,668
                                                                 ---------------
                                                                         114,613
                                                                 ---------------
                     SPAIN: 2.2%
       2,800         Acesa Infraestructuras SA                            37,758
       3,700         Endesa SA                                            58,712
                                                                 ---------------
                                                                          96,470
                                                                 ---------------
                     SWEDEN: 4.1%
       2,900         Foreningssparbanken AB                               48,328
       5,000         Investor AB                                          44,867
       1,300         Sandvik AB                                           38,662
       3,600         Skandinaviska Enskilda Banken AB                     43,380
                                                                 ---------------
                                                                         175,237
                                                                 ---------------
                     THAILAND: 0.5%
      35,600         Shin Corp PCL                                        20,702
                                                                 ---------------
                                                                          20,702
                                                                 ---------------
                     UNITED KINGDOM: 16.0%
       2,700         Alliance & Leicester PLC                             40,640
       3,100         Standard Chartered PLC                               49,581
       2,800         BOC Group PLC                                        38,178
       3,800         Diageo PLC                                           44,688
      18,900         Dixons Group PLC                                     43,538
       4,300         Gallaher Group PLC                                   43,052
      10,300         GKN PLC                                              48,241
      23,200         Hays PLC                                             48,030
      12,200         Hilton Group PLC                                     40,319
       6,000         Kelda Group PLC                                      45,232
       8,600         Kingfisher PLC                                       41,228
      35,300         Legal & General Group PLC                            62,299
       4,600         Persimmon PLC                                        36,259
       8,600         Rank Group PLC                                       40,863
       1,735         Smiths Group PLC                                     20,654
       9,700         Tomkins PLC                                          46,254
                                                                 ---------------
                                                                         689,056
                                                                 ---------------
                     UNITED STATES: 37.7%
       2,100         Albertson's, Inc.                                    42,609
       1,000         Altria Group, Inc.                                   46,500
         900         Ameren Corp.                                         40,185
       1,300         American Capital Strategies Ltd.                     35,100
       1,900         Annaly Mortgage Management, Inc.                     31,046
         526         Bank of America Corp.                                39,834
       2,200         Bristol-Myers Squibb Co.                             55,814

                 See Accompanying Notes to Financial Statements

ING
Global
Equity Dividend
Fund                 PORTFOLIO OF INVESTMENTS as of October 31, 2003 (Continued)

SHARES                                                                VALUE
--------------------------------------------------------------------------------
                     UNITED STATES (CONTINUED)
       1,100         Cinergy Corp.                               $        39,941
       1,800         Conagra Foods, Inc.                                  42,912
         900         Dominion Resources, Inc.                             55,440
       1,100         Dow Chemical Co.                                     41,459
       1,100         DTE Energy Co.                                       40,568
       1,300         Duke Realty Corp.                                    38,064
       1,400         Equity Office Properties Trust                       39,214
       2,100         Equity Residential                                   61,425
       1,100         Firstenergy Corp.                                    37,829
       1,500         Fleetboston Financial Corp.                          60,586
         800         Gatx Corp.                                           17,992
       1,000         Goodrich Corp.                                       27,620
       1,000         Health Care Property Investors, Inc.                 46,630
       1,100         Istar Financial, Inc.                                41,866
       1,300         JP Morgan Chase & Co.                                46,670
         900         Kerr-McGee Corp.                                     37,350
         900         Kimco Realty Corp.                                   37,494
         900         Kinder Morgan Energy Partners LP                     38,556
       1,000         Lincoln National Corp.                               39,930
       1,600         May Department Stores Co.                            44,736
       1,100         National City Corp.                                  35,926
       1,000         Regions Financial Corp.                              36,750
         600         RJ Reynolds Tobacco Holdings, Inc.                   28,818
       1,400         Simon Property Group, Inc.                           63,112
       1,300         Southern Co.                                         38,740
       1,100         St. Paul Cos.                                        41,943
       1,200         Union Planters Corp.                                 39,924
       1,100         Ust, Inc.                                            37,422
       1,600         Verizon Communications, Inc.                         53,760
         800         Vornado Realty Trust                                 40,440
         700         Wells Fargo & Co.                                    39,424
       2,700         Xcel Energy, Inc.                                    44,280
                                                                 ---------------
                                                                       1,627,909
                                                                 ---------------
                     Total Common Stock
                       (Cost $3,774,485)                               3,951,596
                                                                 ---------------
RIGHTS: 0.0%

                     AUSTRALIA: 0.0%
         600   @     Australia & New Zealand
                       Banking Group Ltd.                                  1,835
                                                                 ---------------
                                                                           1,835
                                                                 ---------------
                     Total Rights
                       (Cost $0)                                           1,835
                                                                 ---------------
WARRANTS: 3.1%

                     INDIA: 1.0%
       5,700   @     Hindustan Petroleum Corp.,
                       Expires 07/15/2004                                 41,268
                                                                 ---------------
                                                                          41,268
                                                                 ---------------
                     NETHERLANDS: 0.4%
      18,000   @     Link Corp., Expires 01/17/2006                       18,900
                                                                 ---------------
                                                                          18,900
                                                                 ---------------
                     TAIWAN: 1.7%
      35,000   @     Acer Inc., Expires 07/15/2004                        51,100
      26,000   @     China Steel Corp.,
                       Expires 08/20/2004                                 20,982
                                                                 ---------------
                                                                          72,082
                                                                 ---------------
                     Total Warrants
                       (Cost $132,411)                                   132,250
                                                                 ---------------
                     TOTAL INVESTMENTS IN
                       SECURITIES (COST
                       $3,906,896)*                       94.9%  $     4,085,681
                     OTHER ASSETS AND
                       LIABILITIES-NET                     5.1           218,577
                                                         -----   ---------------
                     NET ASSETS                          100.0%  $     4,304,258
                                                         =====   ===============

@     Non-income producing security
ADR   American Depositary Receipt
PLC   Public Limited Company

* Cost for federal income tax purposes is $3,906,404. Net unrealized appreciation consists of:

              Gross Unrealized Appreciation                      $       209,177
              Gross Unrealized Depreciation                              (29,900)
                                                                 ---------------
              Net Unrealized Appreciation                        $       179,277
                                                                 ===============

                                                                  PERCENTAGE OF
INDUSTRY                                                           NET ASSETS
--------------------------------------------------------------------------------
Aerospace/Defense                                                         0.6%
Agriculture                                                               3.6
Auto Manufacturers                                                        0.8
Auto Parts & Equipment                                                    1.1
Banks                                                                    16.1
Beverages                                                                 2.0
Building Materials                                                        1.8
Chemicals                                                                 1.9
Closed-end Funds                                                          0.9
Commercial Services                                                       3.0
Computers                                                                 1.2
Diversified Financial Services                                            1.1
Electric                                                                 10.0
Entertainment                                                             1.4
Food                                                                      2.0
Gas                                                                       0.9
Hand/Machine Tools                                                        0.9
Holding Companies-Diversified                                             2.8
Home Builders                                                             0.8
Insurance                                                                 3.3
Investment Companies                                                      1.8
Iron/Steel                                                                0.5
Mining                                                                    1.8
Miscellaneous Manufacturing                                               1.0
Oil and Gas                                                               7.8
Pharmaceuticals                                                           1.3
Pipelines                                                                 1.9
Real Estate                                                               0.9
REITs                                                                     9.3
Retail                                                                    3.0
Telecommunications                                                        7.9
Trucking & Leasing                                                        0.4
Water                                                                     1.1
Other Assets and Liabilities, Net                                         5.1
                                                                        -----
NET ASSETS                                                              100.0%
                                                                        =====

                 See Accompanying Notes to Financial Statements

ING
Global
Real Estate
Fund                             PORTFOLIO OF INVESTMENTS as of October 31, 2003

SHARES                                                                VALUE
--------------------------------------------------------------------------------
COMMON STOCK: 93.4%

                     AUSTRALIA: 9.7%
     314,000         Centro Properties Group                     $       844,407
     439,000         General Property Trust                              869,064
     775,000         Macquarie Goodman
                       Industrial Trust                                  846,848
     122,700         Stockland                                           422,250
      35,000         Westfield Holdings Ltd.                             352,895
     422,600         Westfield Trust                                     998,520
                                                                 ---------------
                                                                       4,333,984
                                                                 ---------------
                     CANADA: 4.1%
      16,000         Brookfield Properties Co.                           408,640
      10,000         Dundee Real Estate
                       Investment Trust                                  166,913
      55,000         Morguard Real Estate
                       Investment Trust                                  371,382
      80,100         Riocan Real Estate
                       Investment Trust                                  883,011
                                                                 ---------------
                                                                       1,829,946
                                                                 ---------------
                     FRANCE: 3.0%
       6,814         Gecina SA                                           853,913
       6,200         Unibail                                             489,029
                                                                 ---------------
                                                                       1,342,942
                                                                 ---------------
                     GERMANY: 1.0%
      40,000         IVG Immobilien AG                                   434,310
                                                                 ---------------
                                                                         434,310
                                                                 ---------------
                     HONG KONG: 8.2%
     171,000         Cheung Kong Holdings Ltd.                         1,425,789
     400,000         Hang Lung Group Ltd.                                512,510
     450,000         Hongkong Land Holdings Ltd.                         697,500
     125,000         Sun Hung Kai Properties Ltd.                      1,050,292
                                                                 ---------------
                                                                       3,686,091
                                                                 ---------------
                     JAPAN: 6.7%
          75         Japan Retail Fund
                       Investment Corp.                                  438,668
     137,000         Mitsubishi Estate Co. Ltd.                        1,313,486
      95,000         Mitsui Fudosan Co. Ltd.                             884,022
      40,000         Sumitomo Realty &
                       Development Co. Ltd.                              371,128
                                                                 ---------------
                                                                       3,007,304
                                                                 ---------------
                     NETHERLANDS: 5.5%
      14,000         Eurocommercial Properties NV                        351,540
      56,428         Rodamco Asia NV                                   1,141,397
      18,600         Rodamco Europe NV                                   949,228
                                                                 ---------------
                                                                       2,442,165
                                                                 ---------------
                     SINGAPORE: 1.0%
     130,000         City Developments Ltd.                              451,765
                                                                 ---------------
                                                                         451,765
                                                                 ---------------
                     UNITED KINGDOM: 10.5%
      40,000         British Land Co. PLC                                351,099
     370,000    @    Canary Wharf Group PLC                            1,470,789
     103,500         Capital & Regional PLC                              645,456
      38,000         Hammerson PLC                                       384,003
      69,650         Land Securities Group PLC                         1,064,915
      25,556         Pillar Property PLC                         $       201,224
      91,000         Slough Estates PLC                                  592,210
                                                                 ---------------
                                                                       4,709,696
                                                                 ---------------
                     UNITED STATES: 43.7%
      19,500         Apartment Investment &
                       Management Co.                                    797,550
      24,900         Arden Realty, Inc.                                  696,453
      10,800         Avalonbay Communities, Inc.                         493,236
      20,000         Boston Properties, Inc.                             885,000
      30,000         Catellus Development Corp.                          668,100
     103,000    @    Cedar Shopping Centers, Inc.                      1,186,560
      12,100         Colonial Properties Trust                           447,700
      40,000         Corporate Office Properties
                       Trust Sbi MD                                      773,600
      14,000         First Industrial Realty Trust, Inc.                 452,200
      22,500         Gables Residential Trust                            724,050
     189,200         Hersha Hospitality Trust                          1,646,040
     178,900    @    Host Marriott Corp.                               1,869,505
      20,600         Keystone Property Trust                             549,402
      11,200         Liberty Property Trust                              407,456
      17,000         Macerich Co.                                        683,400
      41,900         Maguire Properties, Inc.                            913,420
      16,500         Mills Corp.                                         673,200
      18,500         Newcastle Investment Corp.                          432,900
      82,400         Omega Healthcare Investors, Inc.                    618,000
      24,900         Pennsylvania Real Estate
                       Investment Trust                                  831,660
      30,000         Post Properties, Inc.                               792,000
      27,700         Regency Centers Corp.                             1,027,116
      21,300         Shurgard Storage Centers, Inc.                      771,060
      61,000         Trizec Properties, Inc.                             814,350
      32,800         Urstadt Biddle Properties, Inc.                     444,440
                                                                 ---------------
                                                                      19,598,398
                                                                 ---------------
                     Total Common Stock
                       (Cost $36,055,177)                             41,836,601
                                                                 ---------------

PREFERRED STOCK: 3.3%

                     UNITED STATES: 3.3%
     29,000          CBL & Associates Properties, Inc.                   765,600
      7,200          Crown American Realty Trust                         423,072
     12,000     @    La Quinta Corp.                                     301,440
                                                                 ---------------
                                                                       1,490,112
                                                                 ---------------
                     Total Preferred Stock
                       (Cost $1,419,633)                               1,490,112
                                                                 ---------------
                     TOTAL INVESTMENTS IN
                       SECURITIES (COST
                       $37,474,810)*                   96.7%     $    43,326,713
                     OTHER ASSETS AND
                       LIABILITIES-NET                  3.3            1,460,105
                                                      -----      ---------------
                     NET ASSETS                       100.0%     $    44,786,818
                                                      =====      ===============

@     Non-income producing security
PLC   Public Limited Company

* Cost for federal income tax purposes is $38,221,865. Net unrealized appreciation consists of:

              Gross Unrealized Appreciation                      $     5,266,521
              Gross Unrealized Depreciation                             (161,673)
                                                                 ---------------
              Net Unrealized Appreciation                        $     5,104,848
                                                                 ===============

                 See Accompanying Notes to Financial Statements

ING
Global
Real Estate
Fund                 PORTFOLIO OF INVESTMENTS as of October 31, 2003 (Continued)

                                                                   PERCENTAGE OF
INDUSTRY                                                            NET ASSETS
--------------------------------------------------------------------------------
Closed-End Funds                                                          5.5%
Property Trust                                                            8.9
Real Estate Management/Services                                          10.6
Real Estate Operation/Development                                        22.5
REITS-Apartments                                                          6.2
REITS-Diversified                                                         4.9
REITS-Health Care                                                         1.4
REITS-Hotels                                                              8.5
REITS-Office Property                                                     9.1
REITS-Regional Malls                                                      5.7
REITS-Shopping Centers                                                   10.7
REITS-Warehouse/Industrial                                                2.7
Other Assets and Liabilities, Net                                         3.3
                                                                        -----
NET ASSETS                                                              100.0%
                                                                        =====

                 See Accompanying Notes to Financial Statements

ING
Worldwide
Growth
Fund                             PORTFOLIO OF INVESTMENTS as of October 31, 2003

SHARES                                                                VALUE
--------------------------------------------------------------------------------
COMMON STOCK: 95.0%

                     AUSTRALIA: 0.8%
     160,700         QBE Insurance Group Ltd.                    $     1,174,454
                                                                 ---------------
                                                                       1,174,454
                                                                 ---------------
                     BERMUDA: 2.3%
     158,100         Tyco Intl. Ltd.                                   3,301,128
                                                                 ---------------
                                                                       3,301,128
                                                                 ---------------
                     BRAZIL: 0.6%
      36,600         Uniao de Bancos
                       Brasileiros SA                                    809,226
                                                                 ---------------
                                                                         809,226
                                                                 ---------------
                     CANADA: 0.5%
      20,532         Encana Corp.                                        705,196
                                                                 ---------------
                                                                         705,196
                                                                 ---------------
                     CHILE: 0.2%
      15,100         Banco Santander
                       Chile SA ADR                                      358,776
                                                                 ---------------
                                                                         358,776
                                                                 ---------------
                     DENMARK: 1.3%
      42,200         Danske Bank A/S                                     851,319
      30,400         TDC A/S                                             976,957
                                                                 ---------------
                                                                       1,828,276
                                                                 ---------------
                     FINLAND: 0.4%
      29,000         UPM-Kymmene OYJ                                     542,771
                                                                 ---------------
                                                                         542,771
                                                                 ---------------
                     FRANCE: 3.9%
      14,200         Aventis SA                                          751,917
      26,500         AXA                                                 502,142
      15,987         Lafarge SA                                        1,144,829
      10,500         Schneider Electric SA                               614,585
      13,300         Societe Generale                                    987,974
      10,220         Total SA                                          1,588,456
                                                                 ---------------
                                                                       5,589,903
                                                                 ---------------
                     GERMANY: 2.7%
      19,154         Deutsche Bank AG                                  1,263,403
      14,650         Deutsche Boerse AG                                  814,404
      61,400    @    Infineon Technologies AG                            905,067
      13,500         Siemens AG                                          910,238
                                                                 ---------------
                                                                       3,893,112
                                                                 ---------------
                     GREECE: 0.3%
      38,000         Greek Organization of
                       Football Prognostics SA                           459,420
                                                                 ---------------
                                                                         459,420
                                                                 ---------------
                     HONG KONG: 1.0%
     408,000         China Merchants Holdings
                       Intl. Co. Ltd.                                    554,284
   1,014,000         Giordano Intl. Ltd.                                 457,010
     912,000         Global Bio-Chem Technology
                       Group Co. Ltd.                                    463,886
                                                                 ---------------
                                                                       1,475,180
                                                                 ---------------
                     HUNGARY: 0.3%
      30,300    @    OTP Bank Rt.                                        371,204
                                                                 ---------------
                                                                         371,204
                                                                 ---------------
                     INDONESIA: 0.3%
     842,000         HM Sampoerna Tbk PT                         $       431,083
                                                                 ---------------
                                                                         431,083
                                                                 ---------------
                     IRELAND: 1.5%
      84,000         Irish Life & Permanent PLC                        1,176,683
     112,490    @    Ryanair Holdings PLC                                954,618
                                                                 ---------------
                                                                       2,131,301
                                                                 ---------------
                     ISRAEL: 0.5%
      11,500         Teva Pharmaceutical
                       Industries ADR                                    654,235
                                                                 ---------------
                                                                         654,235
                                                                 ---------------
                     ITALY: 1.0%
     131,500         Banca Fideuram S.p.A.                               825,491
      74,900         Bulgari S.p.A.                                      677,414
                                                                 ---------------
                                                                       1,502,905
                                                                 ---------------
                     JAPAN: 11.7%
      58,000         Amano Corp.                                         398,326
     106,000         Asahi Diamond
                       Industrial Co. Ltd.                               510,065
      29,500         Familymart Co. Ltd.                                 641,334
      14,100         Fanuc Ltd.                                          847,783
       6,700         Hirose Electric Co. Ltd.                            823,368
      90,000         JGC Corp.                                           773,639
      43,000         Kao Corp.                                           883,977
       5,400         Mabuchi Motor Co. Ltd.                              411,625
      53,200         Marui Co. Ltd.                                      675,556
     125,000         Nikko Cordial Corp.                                 674,262
         160         Nippon Telegraph & Telephone
                       Corp.                                             714,604
      40,000         Nippon Yusen Kabushiki Kaisha                       170,282
      54,000         Nomura Holdings, Inc.                               927,384
         445         NTT Docomo, Inc.                                    963,387
      14,600         Oriental Land Co. Ltd.                              802,147
      33,900         Otsuka Kagu Ltd.                                    986,764
      64,000         Sekisui House Ltd.                                  628,153
      39,400         Shimano, Inc.                                       752,627
      45,000         Shiseido Co. Ltd.                                   472,370
      20,200         Tokyo Electron Ltd.                               1,447,910
      24,000         Tostem Inax Holding Corp.                           427,671
      40,000         Toyota Motor Corp.                                1,138,855
      64,000         Yamato Transport Co. Ltd.                           850,539
                                                                 ---------------
                                                                      16,922,628
                                                                 ---------------
                     MALAYSIA: 0.7%
     191,000         Malayan Banking BHD                                 512,684
     681,250         Public Bank BHD                                     537,829
                                                                 ---------------
                                                                       1,050,513
                                                                 ---------------
                     MEXICO: 0.8%
      33,900         Telefonos de Mexico
                       SA de CV ADR                                    1,089,885
                                                                 ---------------
                                                                       1,089,885
                                                                 ---------------
                     NETHERLANDS: 1.3%
      14,023         Koninklijke Philips
                       Electronics NV                                    378,037
      32,400         Royal Dutch Petroleum Co.                         1,437,762
                                                                 ---------------
                                                                       1,815,799
                                                                 ---------------

                 See Accompanying Notes to Financial Statements

ING
Worldwide
Growth
Fund                 PORTFOLIO OF INVESTMENTS as of October 31, 2003 (Continued)

SHARES                                                                VALUE
--------------------------------------------------------------------------------
                     NEW ZEALAND: 0.5%
     160,000         Carter Holt Harvey Ltd.                     $       179,911
      68,400         Fisher & Paykel
                       Healthcare Corp                                   508,543
                                                                 ---------------
                                                                         688,454
                                                                 ---------------
                     NORWAY: 0.4%
     105,700         Tomra Systems ASA                                   608,309
                                                                 ---------------
                                                                         608,309
                                                                 ---------------
                     RUSSIA: 0.6%
      19,222         YUKOS ADR                                           888,056
                                                                 ---------------
                                                                         888,056
                                                                 ---------------
                     SINGAPORE: 0.5%
      90,000         United Overseas Bank Ltd.                           703,064
                                                                 ---------------
                                                                         703,064
                                                                 ---------------
                     SOUTH AFRICA: 0.7%
      73,200         Gold Fields Ltd. ADR                              1,048,224
                                                                 ---------------
                                                                       1,048,224
                                                                 ---------------
                     SOUTH KOREA: 0.5%
      48,200         LG Investment &
                       Securities Co. Ltd.                               425,594
      63,400         Woori Finance
                       Holdings Co. Ltd.                                 347,133
                                                                 ---------------
                                                                         772,727
                                                                 ---------------
                     SPAIN: 0.7%
         276    @    Antena 3 Television SA                                9,016
      81,700         Telefonica SA                                     1,016,246
                                                                 ---------------
                                                                       1,025,262
                                                                 ---------------
                     SWEDEN: 1.0%
      59,000         Foreningssparbanken AB                              983,226
      53,000         Swedish Match AB                                    431,427
                                                                 ---------------
                                                                       1,414,653
                                                                 ---------------
                     SWITZERLAND: 2.4%
       7,000         Adecco SA                                           412,813
       6,020         Nestle SA                                         1,325,405
       8,880         Novartis AG                                         338,482
       4,800         Roche Holding AG                                    397,199
      16,500         UBS AG                                            1,013,218
                                                                 ---------------
                                                                       3,487,117
                                                                 ---------------
                     TAIWAN: 0.4%
      57,024    @    Taiwan Semiconductor
                       Manufacturing Co. Ltd.                            630,685
                                                                 ---------------
                                                                         630,685
                                                                 ---------------
                     THAILAND: 0.3%
      70,500         BEC World PLC                                       427,648
                                                                 ---------------
                                                                         427,648
                                                                 ---------------
                     UNITED KINGDOM: 8.8%
     145,400         BAA PLC                                           1,149,792
     147,800         BP PLC                                            1,025,810
      83,900         British American Tobacco PLC                      1,014,417
     129,400    @    British Sky Broadcasting PLC                      1,405,346
      66,700         Diageo PLC                                          784,383
      69,600         Glaxosmithkline PLC                               1,490,519
      50,800         HSBC Holdings PLC                           $       765,366
      59,800         Imperial Tobacco Group PLC                          991,436
     110,250         Kingfisher PLC                                      528,526
     649,000         Legal & General Group PLC                         1,145,373
      47,500         Provident Financial PLC                             521,112
      23,250         Rio Tinto PLC                                       563,799
     598,122         Vodafone Group PLC                                1,256,042
                                                                 ---------------
                                                                      12,641,921
                                                                 ---------------
                     UNITED STATES: 46.1%
       6,400         Allergan, Inc.                                      483,968
      11,800    @    Amazon.Com, Inc.                                    642,156
      31,600         American Intl. Group                              1,922,228
      37,100    @    Amgen, Inc.                                       2,291,296
      16,900         Apache Corp.                                      1,178,268
      52,600    @    Applied Materials, Inc.                           1,229,262
      28,800         Avon Products, Inc.                               1,957,248
       4,500    @    Barr Laboratories, Inc.                             345,465
      28,100    @    Biogen, Inc.                                      1,137,207
      11,100    @    Boston Scientific Corp.                             751,692
      33,200    @    Cablevision Systems Corp.                           670,640
      13,300         Capital One Financial Corp.                         808,640
     100,800    @    Cisco Systems, Inc.                               2,114,784
      23,300         Citigroup, Inc.                                   1,104,420
      13,200    @    Ebay, Inc.                                          738,408
      61,000    @    EMC Corp.                                           844,240
      20,900         Fannie Mae                                        1,498,321
      23,500    @    Fox Entertainment Group, Inc.                       650,950
       8,600         General Dynamics Corp.                              719,820
     100,000         General Electric Co.                              2,901,000
      71,100    @    General Motors Corp.                              1,168,172
       9,600    @    Gilead Sciences, Inc.                               523,968
      10,400         Goldman Sachs Group, Inc.                           976,560
      23,400         Guidant Corp.                                     1,193,634
      99,700         Halliburton Co.                                   2,380,836
       9,300         Harley-Davidson, Inc.                               440,913
      38,000         Hewlett-Packard Co.                                 847,780
      31,000         Home Depot, Inc.                                  1,149,170
      65,100         Intel Corp.                                       2,151,556
      22,100         International Business
                       Machines Corp.                                  1,977,508
      31,600         JP Morgan Chase & Co.                             1,134,440
      17,800    @    Kohl's Corp.                                        998,046
      23,700         Lehman Brothers Holdings, Inc.                    1,706,400
      46,000    @    Medimmune, Inc.                                   1,226,360
      19,200         Medtronic, Inc.                                     874,944
      29,700         Merck & Co., Inc.                                 1,314,225
      81,700         Microsoft Corp.                                   2,136,455
      65,200    @    Nextel Communications, Inc.                       1,577,840
      16,300         Nike, Inc.                                        1,041,570
      85,500    @    Oracle Corp.                                      1,022,580
      17,800         Pepsico, Inc.                                       851,196
     109,500         Pfizer, Inc.                                      3,460,200
       6,800    @    Pharmaceutical Resources, Inc.                      491,504
      11,000         Schlumberger Ltd.                                   516,670
      30,100         SLM Corp.                                         1,178,716
      51,100    @    Staples, Inc.                                     1,370,502
      22,450         Texas Instruments, Inc.                             649,254
      16,100         Unitedhealth Group, Inc.                            819,168
      50,800    @    Veritas Software Corp.                            1,836,420
      24,000         Wal-Mart Stores, Inc.                             1,414,800
      34,100         Wyeth                                             1,505,174
      34,800    @    Yahoo!, Inc.                                      1,520,760

                 See Accompanying Notes to Financial Statements

ING
Worldwide
Growth
Fund                 PORTFOLIO OF INVESTMENTS as of October 31, 2003 (Continued)

SHARES                                                                VALUE
--------------------------------------------------------------------------------
                     UNITED STATES (CONTINUED)
      17,900    @    Zimmer Holdings, Inc.                       $     1,142,199
                                                                 ---------------
                                                                      66,589,533
                                                                 ---------------
                     Total Common Stock
                       (Cost $112,301,140)                           137,032,648
                                                                 ---------------
                     TOTAL INVESTMENTS IN
                       SECURITIES (COST
                       $112,301,140)*                  95.0%     $   137,032,648
                     OTHER ASSETS AND
                       LIABILITIES-NET                  5.0            7,232,953
                                                      -----      ---------------
                     NET ASSETS                       100.0%     $   144,265,601
                                                      =====      ===============

@     Non-income producing security
ADR   American Depositary Receipt
PLC   Public Limited Company

* Cost for federal income tax purposes is $113,053,792. Net unrealized appreciation consists of:

              Gross Unrealized Appreciation                      $    25,668,586
              Gross Unrealized Depreciation                           (1,689,730)
                                                                 ---------------
              Net Unrealized Appreciation                        $    23,978,856
                                                                 ===============

                                                                   PERCENTAGE OF
INDUSTRY                                                            NET ASSETS
--------------------------------------------------------------------------------
Aerospace/Defense                                                         0.5%
Agriculture                                                               2.0
Airlines                                                                  0.7
Apparel                                                                   0.7
Auto Manufacturers                                                        0.8
Banks                                                                     6.3
Beverages                                                                 1.1
Biotechnology                                                             2.7
Building Materials                                                        1.1
Commercial Services                                                       0.7
Computers                                                                 3.8
Cosmetics/Personal Care                                                   2.3
Diversified Financial Services                                            9.9
Electronics                                                               1.7
Engineering and Construction                                              1.3
Entertainment                                                             0.9
Environmental Control                                                     0.4
Food                                                                      0.9
Forest Products & Paper                                                   0.5
Hand/Machine Tools                                                        0.8
Healthcare-Products                                                       3.1
Healthcare-Services                                                       0.6
Home Builders                                                             0.4
Insurance                                                                 3.3
Internet                                                                  2.0
Leisure Time                                                              0.8
Media                                                                     3.0
Mining                                                                    1.1
Miscellaneous Manufacturing                                               5.2
Oil and Gas                                                               4.7
Oil and Gas Services                                                      2.0
Pharmaceuticals                                                           9.0
Retail                                                                    6.2
Semiconductors                                                            4.9
Software                                                                  2.2
Telecommunications                                                        6.7
Transportation                                                            0.7
Other Assets and Liabilities, Net                                         5.0
                                                                        -----
NET ASSETS                                                              100.0%
                                                                        =====

                 See Accompanying Notes to Financial Statements

                   SHAREHOLDER MEETING INFORMATION (Unaudited)

A SPECIAL MEETING OF SHAREHOLDERS OF THE ING RUSSIA FUND AND ING EMERGING COUNTRIES FUND HELD DECEMBER 5, 2002, AT THE OFFICES OF ING FUNDS, 7337 EAST DOUBLETREE RANCH ROAD, SCOTTSDALE, AZ 85258.

A BRIEF DESCRIPTION OF EACH MATTER VOTED UPON AS WELL AS THE RESULTS ARE OUTLINED BELOW:

1. To approve a Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Advisors B.V. with no change in the Adviser or the overall management fee paid by the Fund.

2. To transact such other business, not currently contemplated, that may properly come before the Special Meeting in the discretion of the proxies or their substitutes.

                                                                    SHARES VOTED
                                                                     AGAINST OR      SHARES        BROKER      TOTAL SHARES
                                     PROPOSAL    SHARES VOTED FOR     WITHHELD      ABSTAINED     NON-VOTE         VOTED
                                     --------    ----------------   ------------    ---------     --------     ------------
   ING Russia Fund                      1            6,315,267         175,814        49,981         --          6,541,062
   ING Russia Fund                      2            6,131,930         247,492       161,640         --          6,541,062
   ING Emerging Countries Fund          1            6,649,778          95,502        93,806         --          6,839,086
   ING Emerging Countries Fund          2            6,435,163         270,753       133,170         --          6,839,086

A SPECIAL MEETING OF SHAREHOLDERS OF THE ING FUNDS HELD JULY 22, 2003, AT THE OFFICES OF ING FUNDS, 7337 EAST DOUBLETREE RANCH ROAD, SCOTTSDALE, AZ 85258.

A BRIEF DESCRIPTION OF EACH MATTER VOTED UPON AS WELL AS THE RESULTS ARE OUTLINED BELOW:

1. To approve a Sub-Advisory Agreement between ING Investments, LLC and Aeltus Investment Management, Inc., with no change in the Adviser, the portfolio manager(s), or the overall management fee paid by the Fund.

3. To transact such other business, not currently contemplated, that may properly come before the Special Meeting in the discretion of the proxies or their substitutes.

                                                                    SHARES VOTED
                                                                     AGAINST OR      SHARES        BROKER      TOTAL SHARES
                                     PROPOSAL    SHARES VOTED FOR     WITHHELD      ABSTAINED     NON-VOTE         VOTED
                                     --------    ----------------   ------------    ---------     --------     ------------
   ING International Fund                1            8,291,101         67,541        88,760         --           8,447,402
   ING International Fund                3            8,133,071        161,615       152,716         --           8,447,402
   ING Precious Metals Fund              1            9,335,866        428,837       352,587         --          10,117,290
   ING Precious Metals Fund              3            9,055,163        486,570       575,557         --          10,117,290
   ING Worldwide Growth Fund             1           10,162,786        267,674       292,007         --          10,722,467
   ING Worldwide Growth Fund             3            9,725,321        295,481       701,665         --          10,722,467

                           TAX INFORMATION (Unaudited)

Dividends paid during the year ended October 31, 2003 were as follows:

FUND NAME                                          TYPE        PER SHARE AMOUNT
---------                                          ----        ----------------
ING International Fund
    Class A                                        NII         $         0.0263
    Class C                                        NII         $         0.0009
    Class Q                                        NII         $         0.0453
    Class I                                        NII         $         0.0503

ING International Value Fund
    Class A                                        NII         $         0.0520
    Class Q                                        NII         $         0.0974
    Class I                                        NII         $         0.0958
    Class A                                       STCG         $         0.0596
    Class B                                       STCG         $         0.0596
    Class C                                       STCG         $         0.0596
    Class Q                                       STCG         $         0.0596
    Class I                                       STCG         $         0.0596
    Class A                                       LTCG         $         0.1423
    Class B                                       LTCG         $         0.1423
    Class C                                       LTCG         $         0.1423
    Class Q                                       LTCG         $         0.1423
    Class I                                       LTCG         $         0.1423

ING Russia Fund
    Class A                                        NII         $         0.1171

ING Global Real Estate Fund
    Class A                                        NII         $         0.5352
    Class B                                        NII         $         0.4815
    Class C                                        NII         $         0.4515
    Class Q                                        NII         $         0.5172
    Class A                                       STCG         $         0.1560
    Class B                                       STCG         $         0.1560
    Class C                                       STCG         $         0.1560
    Class Q                                       STCG         $         0.1560

----------
NII -- Net investment income
STCG -- Short-term capital gain
LTCG -- Long-term capital gain

Of the ordinary distributions made during the fiscal period ended October 31, 2003, the following percentage qualify for the dividends received deduction available to corporate shareholders: 2.30% for the ING Foreign Fund.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under accounting principles generally accepted in the United States of America (book) and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099 DIV regarding the federal tax status of dividends and distributions received by them in the calendar year.

                  TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. A trustee who is not an interested person of the Trust(s), as defined in the 1940 Act, is an independent trustee ("Independent Trustee"). The Trustees of the Trust(s) are listed below. The Statement of Additional Information includes additional information about directors of the Registrant and is available, without charge, upon request at 1-800-992-0180.

                                                  TERM OF                                   NUMBER OF
                                                 OFFICE AND           PRINCIPAL           PORTFOLIOS IN            OTHER
                                 POSITION(S)     LENGTH OF          OCCUPATION(S)          FUND COMPLEX        DIRECTORSHIPS
       NAME, ADDRESS              HELD WITH         TIME              DURING THE             OVERSEEN             HELD BY
         AND AGE                THE TRUST(S)      SERVED(1)          PAST 5 YEARS           BY TRUSTEE            TRUSTEE
         -------                ------------      ---------          ------------           ----------            -------
INDEPENDENT TRUSTEES

Paul S. Doherty                   Trustee       October        Mr. Doherty is President       114
7337 E. Doubletree Ranch Rd.                    1999 -         and Partner, Doherty,
Scottsdale, Arizona 85258                       Present        Wallace, Pillsbury and
Born: 1934                                                     Murphy, P.C., Attorneys
                                                               (1996 - Present);
                                                               Director, Tambrands,
                                                               Inc. (1993 - 1998); and
                                                               Trustee of each of the
                                                               funds managed by
                                                               Northstar Investment
                                                               Management
                                                               Corporation (1993 -
                                                               1999).

J. Michael Earley                 Trustee       February       President and Chief            114
7337 E. Doubletree Ranch Rd.                    2002 -         Executive Officer,
Scottsdale, Arizona 85258                       Present        Bankers Trust Company,
Born: 1945                                                     N.A. (1992 - Present).

R. Barbara Gitenstein             Trustee       February       President, College of          114
7337 E. Doubletree Ranch Rd.                    2002 -         New Jersey (1999 -
Scottsdale, Arizona 85258                       Present        Present). Formerly,
Born: 1948                                                     Executive Vice
                                                               President and
                                                               Provost, Drake
                                                               University (1992
                                                               - 1998).

Walter H. May                     Trustee       October        Retired. Formerly,             114         Best Prep Charity (1991 -
7337 E. Doubletree Ranch Rd.                    1999 -         Managing Director and                      Present).
Scottsdale, Arizona 85258                       Present        Director of Marketing,
Born: 1936                                                     Piper Jaffray, Inc.;
                                                               Trustee of each
                                                               of the funds
                                                               managed by
                                                               Northstar
                                                               Investment
                                                               Management
                                                               Corporation (1996
                                                               - 1999).

Jock Patton                       Trustee       October        Private Investor               114         Director, Hypercom, Inc.
7337 E. Doubletree Ranch Rd.                    1999 -         (June 1997 - Present).                     (January 1999 -
Scottsdale, Arizona 85258                       Present        Formerly, Director and                     Present); JDA Software
Born: 1945                                      (ING           Chief Executive Officer,                   Group, Inc.
                                                May-           Rainbow Multimedia                         (January 1999 -
                                                flower         Group, Inc.                                Present); BG Associates,
                                                Trust)         (January 1999 -                            Inc.
                                                May            December 2001);
                                                1999 -         Director of Stuart
                                                Present        Entertainment, Inc.;
                                                (ING           Director of Artisoft,
                                                Mutual         Inc. (1994 - 1998).
                                                Funds)

                                                  TERM OF                                   NUMBER OF
                                                 OFFICE AND           PRINCIPAL           PORTFOLIOS IN            OTHER
                                 POSITION(S)     LENGTH OF           OCCUPATION(S)         FUND COMPLEX        DIRECTORSHIPS
       NAME, ADDRESS              HELD WITH         TIME              DURING THE             OVERSEEN             HELD BY
         AND AGE                THE TRUST(S)      SERVED(1)          PAST 5 YEARS           BY TRUSTEE            TRUSTEE
         -------                ------------      ---------          ------------           ----------            -------
David W.C. Putnam                 Trustee       October        President and Director,        114         Anchor International
7337 E. Doubletree Ranch Rd.                    1999 -         F.L. Putnam Securities                     Bond Trust
Scottsdale, Arizona 85258                       Present        Company, Inc. and its                      (December 2000 -
Born: 1939                                                     affiliates; President,                     Present); F.L. Putnam
                                                               Secretary and Trustee,                     Foundation
                                                               The Principled Equity                      (December 2000 -
                                                               Market Fund. Formerly,                     Present); Progressive
                                                               Trustee, Trust Realty                      Capital Accumulation
                                                               Corp.; Anchor                              Trust (August 1998 -
                                                               Investment Trust; Bow                      Present); Principled
                                                               Ridge Mining Company                       Equity Market Fund
                                                               and each of the funds                      (November 1996 -
                                                               managed by Northstar                       Present), Mercy
                                                               Investment                                 Endowment
                                                               Management                                 Foundation (1995 -
                                                               Corporation (1994 -                        Present); Director, F.L.
                                                               1999).                                     Putnam Investment
                                                                                                          Management Company
                                                                                                          (December 2001 -
                                                                                                          Present); Asian American
                                                                                                          Bank and Trust Company
                                                                                                          (June 1992 - Present);
                                                                                                          and Notre Dame Health
                                                                                                          Care Center (1991 -
                                                                                                          Present) F.L. Putnam
                                                                                                          Securities Company, Inc.
                                                                                                          (June 1978 - Present);
                                                                                                          and an Honorary Trustee,
                                                                                                          Mercy Hospital (1973 -
                                                                                                          Present).

Blaine E. Rieke                   Trustee       February       General Partner,               114         Morgan Chase Trust Co.
7337 E. Doubletree Ranch Rd.                    2001 -         Huntington Partners                        (January 1998 -
Scottsdale, Arizona 85258                       Present        (January 1997 -                            Present).
Born: 1933                                                     Present). Chairman of
                                                               the Board and
                                                               Trustee of each
                                                               of the funds
                                                               managed by ING
                                                               Investment
                                                               Management Co.
                                                               LLC (November
                                                               1998 - February
                                                               2001).

Roger B. Vincent                  Trustee       February       President, Springwell          114         Director, AmeriGas
7337 E. Doubletree Ranch Rd.                    2002 -         Corporation (1989 -                        Propane, Inc. (1998 -
Scottsdale, Arizona 85258                       Present        Present). Formerly,                        Present).
Born: 1945                                                     Director, Tatham
                                                               Offshore, Inc. (1996 -
                                                               2000).

Richard A. Wedemeyer              Trustee       October        Retired. Mr. Wedemeyer         114         Touchstone Consulting
7337 E. Doubletree Ranch Rd.                    1999 -         was formerly Vice                          Group (1997 - Present).
Scottsdale, Arizona 85258                       Present        President - Finance and
Born: 1936                                      (ING           Administration, Channel
                                                May-           Corporation (June 1996
                                                flower         - April 2002).
                                                Trust)         Formerly, Vice
                                                February       President, Operations
                                                2001 -         and Administration, Jim
                                                Present        Henson Productions
                                                (ING           (1979 - 1997); Trustee,
                                                Mutual         First Choice Funds
                                                Funds)         (1997 - 2001); and of
                                                               each of the funds
                                                               managed by ING
                                                               Investment Management
                                                               Co. LLC (1998 - 2001).

                                                  TERM OF                                   NUMBER OF
                                                 OFFICE AND           PRINCIPAL           PORTFOLIOS IN            OTHER
                                 POSITION(S)     LENGTH OF          OCCUPATION(S)          FUND COMPLEX        DIRECTORSHIPS
       NAME, ADDRESS              HELD WITH         TIME              DURING THE             OVERSEEN             HELD BY
         AND AGE                THE TRUST(S)      SERVED(1)          PAST 5 YEARS           BY TRUSTEE            TRUSTEE
         -------                ------------      ---------          ------------           ----------            -------
TRUSTEES WHO ARE "INTERESTED PERSONS"

Thomas J. McInerney(2)            Trustee       February       Chief Executive Officer,       168         Director, Equitable Life
7337 E. Doubletree Ranch Rd.                    2001 -         ING U.S. Financial                         Insurance Co., Golden
Scottsdale, Arizona 85258                       Present        Services                                   American Life Insurance
Born: 1956                                                     (September 2001 -                          Co., Life Insurance
                                                               Present); General                          Company of Georgia,
                                                               Manager and Chief                          Midwestern United Life
                                                               Executive Officer, ING                     Insurance Co., ReliaStar
                                                               U.S. Worksite Financial                    Life Insurance Co.,
                                                               Services                                   Security Life of Denver,
                                                               (December 2000 -                           Security Connecticut
                                                               Present); Member, ING                      Life Insurance Co.,
                                                               Americas Executive                         Southland Life
                                                               Committee (2001 -                          Insurance Co., USG
                                                               Present); President,                       Annuity and Life
                                                               Chief Executive Officer                    Company, and United
                                                               and Director of                            Life and Annuity
                                                               Northern Life Insurance                    Insurance Co. Inc
                                                               Company (March 2001 -                      (March 2001 - Present);
                                                               October 2002), ING                         Director, Ameribest Life
                                                               Aeltus Holding                             Insurance Co.,
                                                               Company, Inc. (2000 -                      (March 2001 to
                                                               Present), ING Retail                       January 2003); Director,
                                                               Holding Company                            First Columbine Life
                                                               (1998 - Present), ING                      Insurance Co.
                                                               Life Insurance and                         (March 2001 to
                                                               Annuity Company                            December 2002);
                                                               (September 1997 -                          Member of the Board,
                                                               November 2002) and                         National Commission
                                                               ING Retirement                             on Retirement Policy,
                                                               Holdings, Inc. (1997 -                     Governor's Council on
                                                               Present). Formerly,                        Economic
                                                               General Manager and                        Competitiveness and
                                                               Chief Executive Officer,                   Technology of
                                                               ING Worksite Division                      Connecticut,
                                                               (December 2000 -                           Connecticut Business
                                                               October 2001),                             and Industry
                                                               President, ING-SCI, Inc.                   Association, Bushnell;
                                                               (August 1997 -                             Connecticut Forum;
                                                               December 2000);                            Metro Hartford
                                                               President, Aetna                           Chamber of Commerce;
                                                               Financial Services                         and is Chairman,
                                                               (August 1997 -                             Concerned Citizens for
                                                               December 2000);                            Effective Government.

                                                  TERM OF                                   NUMBER OF
                                                 OFFICE AND           PRINCIPAL           PORTFOLIOS IN            OTHER
                                 POSITION(S)     LENGTH OF          OCCUPATION(S)          FUND COMPLEX        DIRECTORSHIPS
       NAME, ADDRESS              HELD WITH         TIME              DURING THE             OVERSEEN             HELD BY
         AND AGE                THE TRUST(S)      SERVED(1)          PAST 5 YEARS           BY TRUSTEE            TRUSTEE
         -------                ------------      ---------          ------------           ----------            -------
John G. Turner(3)                 Chair-        October        Chairman, Hillcrest            114         Director, Hormel Foods
7337 E. Doubletree Ranch Rd.      man           1999 -         Capital Partners                           Corporation
Scottsdale, Arizona 85258         and           Present        (May 2002 - Present);                      (March 2000 - Present);
Born: 1939                        Trustee                      President, Turner                          Shopko Stores, Inc.
                                                               Investment Company                         (August 1999 - Present);
                                                               (January 2002 -                            and M.A. Mortenson
                                                               Present). Mr. Turner                       Company (March 2002 -
                                                               was formerly Vice                          Present).
                                                               Chairman of ING
                                                               Americas (2000 -
                                                               2002); Chairman and
                                                               Chief Executive
                                                               Officer of ReliaStar
                                                               Financial Corp. and
                                                               ReliaStar Life
                                                               Insurance Company
                                                               (1993 - 2000);
                                                               Chairman of ReliaStar
                                                               United Services Life
                                                               Insurance Company
                                                               (1995 - 1998);
                                                               Chairman of ReliaStar
                                                               Life Insurance Company
                                                               of New York (1995 -
                                                               2001); Chairman of
                                                               Northern Life
                                                               Insurance Company
                                                               (1992 - 2001);
                                                               Chairman and Trustee
                                                               of the Northstar
                                                               affiliated investment
                                                               companies (1993 -
                                                               2001) and Director,
                                                               Northstar Investment
                                                               Management Corporation
                                                               and its affiliates
                                                               (1993 - 1999 ).

----------
(1) Trustees serve until their successors are duly elected and qualified, subject to the Board's retirement policy.
(2) Mr. McInerney is an "interested person," as defined under the 1940 Act, because of his affiliation with ING U.S. Financial Services and ING U.S. Worksite Financial Services, both affiliates of ING Investments.
(3) Mr. Turner is an "interested person," as defined under the 1940 Act, because of his affiliation with ING Americas, an affiliate of ING Investments, LLC.

                                                                                                    PRINCIPAL
                                                               TERM OF OFFICE                     OCCUPATION(S)
       NAME, ADDRESS                  POSITION(S)              AND LENGTH OF                        DURING THE
          AND AGE                HELD WITH THE TRUST           TIME SERVED(1)                    PAST FIVE YEARS
          -------                -------------------           --------------                    ---------------
James M. Hennessy             President and Chief         February 2001 -             President and Chief Executive
7337 E. Doubletree Ranch Rd.  Executive Officer           present                     Officer of ING Capital Corporation,
Scottsdale, Arizona 85258                                                             LLC, ING Funds Services, LLC, ING
Born: 1949                    Chief Operating             February 2002 -             Advisors, Inc., ING Investments,
                              Officer                     present                     LLC, Lexington Funds Distributor,
                                                                                      Inc., Express America T.C. Inc. and
                              Senior Executive            July 2000 -                 EAMC Liquidation Corp. (since
                              Vice President              February 2001               December 2001); Executive Vice
                                                                                      President and Chief Operating
                              Executive Vice              May 1999 -                  Officer of ING Funds Distributor,
                              President                   July 2000                   LLC (since June 2000).

                              Chief Operating             July 2000 -
                              Officer                     February 2001

                              Secretary                   May 1999 -
                                                          February 2001

Michael J. Roland             Executive Vice              February 2002 -             Executive Vice President, Chief
7337 E. Doubletree Ranch Rd.  President and               present                     Financial Officer and Treasurer of
Scottsdale, Arizona 85258     Assistant Secretary                                     ING Funds Services, LLC, ING Funds
Born: 1958                                                                            Distributor, LLC, ING Advisors, Inc.,
                              Principal Financial         May 1999 -                  ING Investments, LLC
                              Officer                     present                     (December 2001 to present),
                                                                                      Lexington Funds Distributor, Inc.,
                              Senior Vice President       May 1999 -                  Express America T.C. Inc. and
                                                          February 2002               EAMC Liquidation Corp. (since
                                                                                      December 2001). Formerly, Executive
                                                                                      Vice President, Chief Financial
                                                                                      Officer and Treasurer of ING
                                                                                      Quantitative Management, Inc.
                                                                                      (December 2001 to October 2002); and
                                                                                      Senior Vice President, ING Funds
                                                                                      Services, LLC, ING Investments, LLC,
                                                                                      and ING Funds Distributor, LLC (June
                                                                                      1998 to December 2001).

Stanley D. Vyner              Executive Vice              May 1999 -                  Executive Vice President of ING
7337 E. Doubletree Ranch Rd.  President                   present                     Advisors, Inc. and ING Investments,
Scottsdale, Arizona 85258                                                             LLC (July 2000 to present) and
Born: 1950                                                                            Chief Investment Officer of the
                                                                                      International Portfolios, ING
                                                                                      Investments, LLC (July 1996 to
                                                                                      present). Formerly, President and
                                                                                      Chief Executive Officer of ING
                                                                                      Investments, LLC (August 1996 to
                                                                                      August 2000).

Robert S. Naka                Senior Vice                 November 1999 -             Senior Vice President and Assistant
7337 E. Doubletree Ranch Rd.  President                   present                     Secretary of ING Funds Services,
Scottsdale, Arizona 85258                                                             LLC, ING Funds Distributor, LLC,
Born: 1963                    Vice President              May 1999 -                  ING Advisors, Inc., ING
                                                          November 1999               Investments, LLC (October 2001 to
                                                                                      present) and Lexington Funds
                              Assistant Secretary         May 1999 -                  Distributor, Inc. (since
                                                          Present                     December 2001). Formerly, Senior
                                                                                      Vice President and Assistant Secretary
                                                                                      for ING Quantitative Management, Inc.
                                                                                      (October 2001 to October 2002); Vice
                                                                                      President, ING Investments, LLC (April
                                                                                      1997 to October 1999), and ING Funds
                                                                                      Services, LLC (February 1997 to August
                                                                                      1999).

                                                                                                    PRINCIPAL
                                                               TERM OF OFFICE                     OCCUPATION(S)
       NAME, ADDRESS                  POSITION(S)              AND LENGTH OF                        DURING THE
          AND AGE                HELD WITH THE TRUST           TIME SERVED(1)                    PAST FIVE YEARS
          -------                -------------------           --------------                    ---------------
Kimberly A. Anderson          Senior Vice President       November 2003 -             Vice President and Assistant
7337 E. Doubletree Ranch Rd.                              present                     Secretary of ING Funds Services,
Scottsdale, Arizona 85258                                                             LLC, ING Funds Distributor, LLC,
Born: 1964                    Vice President              February 2001 -             ING Advisors, Inc., ING Investments,
                                                          November 2003               LLC (since October 2001) and
                                                                                      Lexington Funds Distributor, Inc.
                              Assistant Vice              November 1999 -             (since December 2001). Formerly,
                              President                   February 2001               Vice President for ING Quantitative
                                                                                      Management, Inc. (October 2001
                              Secretary                   February 2001 -             to October 2002); Assistant Vice
                                                          August 2003                 President of ING Funds Services,
                                                                                      LLC (November 1999 to
                              Assistant Secretary         November 1999 -             January 2001) and has held various
                                                          February 2001               other position with ING Funds Services,
                                                                                      LLC for more than the last five years.

Robyn L. Ichilov              Vice President and          May 1999 - present          Vice President of ING Funds
7337 E. Doubletree Ranch Rd.  Treasurer                                               Services, LLC (October 2001 to
Scottsdale, Arizona 85258                                                             present) and ING Investments, LLC
Born: 1967                                                                            (August 1997 to present);
                                                                                      Accounting Manager, ING Investments,
                                                                                      LLC (November 1995 to present).

J. David Greenwald            Vice President              August 2003 - present       Vice President of Mutual Fund
7337 E. Doubletree Ranch Rd.                                                          Compliance of ING Funds Services,
Scottsdale, Arizona 85258                                                             LLC (May 2003 - Present). Formerly
Born: 1957                                                                            Assistant Treasurer and Director of
                                                                                      Mutual Fund Compliance and Operations
                                                                                      of American Skandia, A Prudential
                                                                                      Financial Company (October 1996 - May
                                                                                      2003).

Lauren D. Bensinger           Vice President              February 2003 -             Vice President and Chief
7337 E. Doubletree Ranch Rd.                              present                     Compliance Officer, ING Funds
Scottsdale, Arizona 85258                                                             Distributor, LLC. (July 1995 -
Born: 1957                                                                            Present); Vice President
                                                                                      (February 1996 - Present) and Chief
                                                                                      Compliance Officer (October 2001 -
                                                                                      Present) ING Investments, LLC; Vice
                                                                                      President and Chief Compliance
                                                                                      Officer, ING Advisors, Inc. (July 2000
                                                                                      - Present), Vice President and Chief
                                                                                      Compliance Officer, ING Quantitative
                                                                                      Management, Inc. (July 2000 -
                                                                                      September 2002), and Vice President,
                                                                                      ING Fund Services, LLC (July 1995 -
                                                                                      Present).

Huey P. Falgout, Jr.          Secretary                   August 2003 - present       Counsel, ING U.S. Financial Services
7337 E. Doubletree Ranch Rd.                                                          (November 2002 - Present).
Scottsdale, Arizona 85258                                                             Formerly, Associate General
Born: 1963                                                                            Counsel of AIG American General
                                                                                      (January 1999 - November 2002) and
                                                                                      Associate General Counsel of Van
                                                                                      Kampen, Inc. (April 1992 - January
                                                                                      1999).

Todd Modic                    Vice President              August 2003 - present       Vice President of Financial
7337 E. Doubletree Ranch Rd.                                                          Reporting - Fund Accounting of
Scottsdale, Arizona 85258     Assistant Vice              August 2001 -               ING Funds Services, LLC
Born: 1967                    President                   August 2003                 (September 2002 to present).
                                                                                      Director of Financial Reporting of ING
                                                                                      Investments, LLC ( March 2001 to
                                                                                      September 2002). Formerly, Director of
                                                                                      Financial Reporting, Axient
                                                                                      Communications, Inc. (May 2000 to
                                                                                      January 2001) and Director of Finance,
                                                                                      Rural/Metro Corporation (March 1995 to
                                                                                      May 2000).

                                                                                                    PRINCIPAL
                                                               TERM OF OFFICE                     OCCUPATION(S)
       NAME, ADDRESS                  POSITION(S)              AND LENGTH OF                        DURING THE
          AND AGE                HELD WITH THE TRUST           TIME SERVED(1)                    PAST FIVE YEARS
          -------                -------------------           --------------                    ---------------
Susan P. Kinens               Assistant Vice              February 2003 -             Assistant Vice President and
7337 E. Doubletree Ranch Rd.  President and               present                     Assistant Secretary, ING Funds
Scottsdale, Arizona 85258     Assistant Secretary                                     Services, LLC (December 2002 -
Born: 1976                                                                            Present); and has held various
                                                                                      other positions with ING Funds
                                                                                      Services, LLC for more than the last
                                                                                      five years.

Maria M. Anderson             Assistant Vice              August 2001 - present       Assistant Vice President of ING
7337 E. Doubletree Ranch Rd.  President                                               Funds Services, LLC (since
Scottsdale, Arizona 85258                                                             October 2001). Formerly, Manager
Born: 1958                                                                            of Fund Accounting and Fund
                                                                                      Compliance, ING Investments, LLC
                                                                                      (September 1999 to November 2001); and
                                                                                      Section Manager of Fund Accounting,
                                                                                      Stein Roe Mutual Funds (July 1998 to
                                                                                      August 1999).

Theresa Kelety                Assistant Secretary         August 2003 -               Counsel, ING U.S. Financial Services
7337 E. Doubletree Ranch Rd.                              present                     (April 2003 - Present). Formerly,
Scottsdale, Arizona 85258                                                             Senior Associate with Shearman &
Born: 1963                                                                            Sterling (February 2000 -
                                                                                      April 2003) and Associate with
                                                                                      Sutherland Asbill & Brennan (1996 -
                                                                                      February 2000).

----------
(1) The officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

ING Funds Distributor, LLC offers the funds listed below. Investors may obtain a copy of a prospectus of any ING Fund by calling ING Funds Distributor, LLC at
(800) 992-0180. Please read the prospectus carefully before investing or sending money.


INTERNATIONAL EQUITY
     ING Emerging Countries Fund
     ING Foreign Fund
     ING International Fund
     ING International Growth Fund
     ING International SmallCap Growth Fund
     ING International Value Fund
     ING Precious Metals Fund
     ING Russia Fund

INTERNATIONAL GLOBAL EQUITY
     ING Global Equity Dividend Fund
     ING Global Real Estate Fund
     ING Worldwide Growth Fund

DOMESTIC EQUITY FUNDS
     ING Disciplined LargeCap Fund
     ING Growth Fund
     ING Growth + Value Fund
     ING Growth Opportunities Fund
     ING LargeCap Growth Fund
     ING MidCap Opportunities Fund
     ING Small Company Fund
     ING SmallCap Opportunities Fund
     ING Technology Fund

DOMESTIC EQUITY INDEX FUNDS
     ING Index Plus LargeCap Fund
     ING Index Plus MidCap Fund
     ING Index Plus SmallCap Fund

DOMESTIC EQUITY VALUE FUNDS
     ING Financial Services Fund
     ING MagnaCap Fund
     ING Tax Efficient Equity Fund
     ING Value Opportunity Fund
     ING SmallCap Value Fund
     ING MidCap Value Fund

DOMESTIC EQUITY AND INCOME FUNDS
     ING Balanced Fund
     ING Convertible Fund
     ING Equity and Bond Fund
     ING Growth and Income Fund
     ING Real Estate Fund

FIXED INCOME FUNDS
     ING Bond Fund
     ING Classic Money Market Fund*
     ING Government Fund
     ING GNMA Income Fund
     ING High Yield Opportunity Fund
     ING High Yield Bond Fund
     ING Intermediate Bond Fund
     ING Lexington Money Market Trust*
     ING National Tax Exempt Bond Fund
     ING Money Market Fund*
     ING Aeltus Money Market Fund*
     ING Strategic Bond Fund

STRATEGIC ALLOCATION FUNDS
     ING Strategic Allocation Growth Fund
     ING Strategic Allocation Balanced Fund
     ING Strategic Allocation Income Fund

LOAN PARTICIPATION FUNDS
     ING Prime Rate Trust
     ING Senior Income Fund

* An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

INVESTMENT MANAGER
ING Investments, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

ADMINISTRATOR
ING Funds Services, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

DISTRIBUTOR
ING Funds Distributor, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258-2034
1-800-334-3444

TRANSFER AGENT
DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141-6368

CUSTODIAN
Bank of New York
100 Colonial Center Parkway, Suite 300
Lake Mary, FL 32746

LEGAL COUNSEL
Dechert LLC
1775 Eye Street, N.W.
Washington, D.C. 20006

INDEPENDENT AUDITORS
KPMG LLP
99 High Street
Boston, MA 02110-2371

Prospectus containing more complete information regarding the Funds, including charges and expenses, may be obtained by calling ING Funds Distributor, LLC at 1-800-992-0180. Please read the prospectus carefully before you invest or send money. The Form N-PX (Proxy Voting Record) will be available without charge, upon request, by calling 800-992-0180 on or about August 31, 2004; and on the fund's website at www.ingfunds.com; and on the SEC's website www.sec.gov.


[ING FUNDS LOGO]                                            INTLABCAR1003-122903

ANNUAL REPORT

ANNUAL REPORT

OCTOBER 31, 2003

CLASSES I AND Q

INTERNATIONAL EQUITY FUNDS

ING EMERGING COUNTRIES FUND
ING FOREIGN FUND
ING INTERNATIONAL FUND
ING INTERNATIONAL SMALLCAP GROWTH FUND
ING INTERNATIONAL VALUE FUND

GLOBAL EQUITY FUNDS

ING WORLDWIDE GROWTH FUND


[GRAPHIC]


[ING FUNDS LOGO]

                                TABLE OF CONTENTS

President's Letter                                                            1

Market Perspective                                                            3

Portfolio Managers' Reports                                                   4

Index Descriptions                                                           16

Independent Auditors' Report                                                 17

Statements of Assets and Liabilities                                         18

Statements of Operations                                                     22

Statements of Changes in Net Assets                                          24

Financial Highlights                                                         27

Notes to Financial Statements                                                33

Portfolios of Investments                                                    45

Shareholder Meeting Information                                              63

Tax Information                                                              64

Trustee and Officer Information                                              65

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                               PRESIDENT'S LETTER

[PHOTO OF JAMES M. HENNESSY]
JAMES M. HENNESSY

Dear Shareholder,

What a difference a few months can make. In my last letter to our shareholders in the semi-annual report, it was hard to escape the sense of anxiety that many investors were experiencing. Now, six months later, I believe there may be a renewed sense of optimism among investors -- cautious optimism, to be sure, but optimism nevertheless.

And I believe there are good, solid reasons for this improved outlook. For one, many key corporations have been reporting profits in recent months. Granted, the numbers are modest, but they have been noteworthy, consistent and credible because many of these same companies are employing stricter accounting standards following the Enron debacle. Going hand-in-hand with these upbeat figures are the improving price-to-earning ratios and improving valuations that many investors are now seeing.

The reasons for renewed confidence reach beyond the shores of the U.S. as well. Overall, world markets are reporting strong gains. This is certainly true of Japan, where the economy has been showing welcome signs of recovery in recent months. That recovery, in turn, has helped trigger increases in business activity and consumer confidence there.

We are seeing similar surges in consumer confidence in several key European markets, and, although, some European markets remain sluggish, overall, financial benchmarks from Europe reflect steady growth. Markets in the United Kingdom, in particular, are reporting impressive returns, thanks in no small part to England's robust housing market as well as strong figures coming from the consumer in that country.

This renewed confidence has been tempered, however, by recent events and news stories concerning mutual fund trading practices, including after-hours trading and market timing. As with many financial services companies, ING Investments, LLC ("ING Investments"), investment adviser to the ING Funds, and affiliates of ING Investments (collectively, "ING") have received requests for information from various governmental and self-regulatory agencies in connection with investigations related to trading in investment company shares. In each case, full cooperation and responses are being provided. ING is also conducting an internal review of investment company share trading, as well as reviewing their policies and procedures in this area.

Also, I want to clearly state that ING Funds does not condone the illegal practice of after-hours trading. In addition, it has been our long-standing policy to discourage inappropriate fund trading in our funds. In fact, over the years, ING Funds has taken a variety of steps to address inappropriate fund trading activity. We were among the first fund groups to employ innovative techniques such as making extensive use of fair-value pricing for foreign securities.

ING Funds believes that mutual funds are an important vehicle for individual investors, because mutual funds provide the opportunity for investment in professionally managed and monitored, diversified portfolios. As such, we consider the fair treatment of committed investors to be of the utmost importance. We continue to look for effective strategies to address fund trading issues. We hope that the increased attention this issue is now receiving will make it easier for the industry to effectively address inappropriate fund trading in the future.

On behalf of everyone at ING Funds, thank you for your continued support. We look forward to helping you meet your investment goals in the future.

Sincerely,

/s/ James M. Hennessy


James M. Hennessy
President
ING Funds
December 2, 2003

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

                                 MARKET PERSPECTIVE: YEAR ENDED OCTOBER 31, 2003

This was a tumultuous twelve months for the world's financial markets. Just before the period started, global equity markets seemed to have found a bottom. But by mid-March, as the six months covered by the semi-annual report drew to a close and war clouds gathered, markets were again reaching new multi-year lows. Japan would in fact have another two months to wait until the low point was reached. However, the second six months had hardly started, when major conflict in Iraq quickly ended. This meant that the risk which investors consider inherent in assets like stocks (the "risk premium(1)"), diminished just as fast. This theme was strongly supported by the U.S. FIXED INCOME MARKETS, more particularly in the words of Federal Open Markets Committee Chairman Alan Greenspan. In May he seemed to move markets by saying that the risk of deflation was small but that the Federal Reserve might even buy bonds to forestall it, and that a second half recovery was expected. This sounded like the best of all worlds: low interest rates for the foreseeable future and an improving economy. Since the U.S. economy accounts for about 30% of the world's total, such a scenario boosted global sentiment and global stock markets soared.

World EQUITY MARKETS had their best six months in years during the second half of the fiscal year. GLOBAL EQUITIES, as measured in dollars by the Morgan Stanley Capital International ("MSCI") World Index, jumped 19.7% (24.3% for the twelve months as a whole). In the U.S. the Standard & Poors ("S&P") 500 Index rose 15.6% (20.8% for the twelve months). In tune with the theme of the shrinking risk premium, small cap stocks did much better than mid cap stocks, which in turn substantially outperformed large cap stocks. In the U.S. there were increasingly encouraging signs in the economy. Second calendar quarter Gross Domestic Product ("GDP") growth estimates were revised up to 3.3%, within which corporate profits from current production rose 14.3% over the same quarter in 2002. Productivity growth was estimated at the remarkable rate of 6.8%. JAPAN'S market reached a twelve month low in May. Since then, having emerged from recession showing GDP growth of 3.0% in the second quarter of 2003, Japan's firmer economy continues to be driven primarily by exports, and especially by those connected to China's capital spending growth. In the six months ended October 31, 2003 the MSCI Japan Index rose 43.5%, and rose 33.2% for the year. However, internally, Japan is still beset by the problems of deflation and a banking system paralyzed by bad loans. Asia markets staged a remarkable comeback as the SARS story subsided and focus shifted to China's economic strength. China's rising influence on world markets became a dominant theme this year, as many industries are making investments aimed at participation in China's growth. In dollar terms, the MSCI Europe, Australia and Far East ("EAFE") Index returned 27.6%, with Asia ex-Japan rising 33.6% for the year ended October 31, 2003.

Asian currencies are gaining political attention in the U.S. The rising belief is that countries such as Japan, China and others aim to keep their currencies artificially low against the dollar in order to maintain an export advantage. Since the cost of such policies is the loss of U.S. manufacturing jobs, policy makers are now attempting to force the issue with our trading partners. It is likely Asian currencies will continue rising versus the dollar and will be an important investment consideration.

The period from November 2002 until October 2003 saw the RUSSIAN equity market continue its spectacular performance. However, this performance was overshadowed by developments that took place at the very end of October. In the last week of that month, government forces arrested Mikhail Khodorkovsky, the CEO of Yukos. Mr. Khodorkovsky was charged with tax evasion and fraud, and placed in a Moscow prison. It appeared to most market observers Mr. Khodorkovsky's arrest was driven by the political threat he represented to President Vladimir Putin, as well as parties that are believed to be loyal to the President. In the weeks and months prior to his arrest, Mr. Khodorkovsky had become more vocal about his political aspirations, and was known to be using his personal wealth to fund various opposition parties. Mr. Khodorkovsky has since resigned his position as the CEO of Yukos. However, the damage to Russian equities has already been done, as the market has fallen about 21.0% from its high in mid-October. More importantly, the arrest has raised questions globally as to whether Russia's political and economic transition to democracy since 2000, and its chief architect, Vladimir Putin, are genuine or not.

In EUROPE EX UK, economic stagnation and high unemployment caused by inflexible, high cost labor markets and higher than expected interest rates, depressed demand. Much of Europe has slipped back into recession during 2003. Gradually business confidence has returned and the governments in France and Germany which account for just over half of the Eurozone's GDP, have embarked on a program of labor and social security reform as well as tax reductions. Some business surveys in Germany are up six months in a row, and the awaited personal tax cuts were brought forward to 2003. In the six months ended October 31, 2003 the MSCI Europe, ex UK, Index rose 20.2%, and for the year, 27.6%. In the UK, the economy was much healthier than that of its European neighbors. Unemployment was low, inflation fairly tame, and while manufacturing remained at a low ebb, overall demand was bolstered by a free spending consumer cheered by the lowest interest rates since Churchill and a housing price boom. In the six months to October 31, 2003 the MSCI UK Index rose 18.3%, and for the year, 20.3%. EMERGING MARKETS, dominated by Asia, are the workshop of the world. Little surprise then that they have benefited the most by the falling risk premium demanded of them and a recovering global economy. In the six months ended October 31, 2003 the MSCI Emerging Markets Free ("EMF") Index rose 40.4%, and 48.7% for the year.

----------
(1) Risk premium is the expected additional return required by investors for securities that are perceived to be riskier than safer investments.

                 See accompanying index descriptions on page 16.

ING EMERGING COUNTRIES FUND                           Portfolio Managers' Report

MANAGEMENT TEAM: Jan Wim Derks, Director of Global Emerging Markets Equities; Bratin Sanyal, Senior Investment Manager; and Eric Conrads, Senior Investment Manager, all with ING Investment Management Advisors B.V., the Sub-Adviser.

GOAL: The ING Emerging Countries Fund (the "Fund") seeks to maximize long-term capital appreciation by investing primarily in equity securities of companies in at least three Emerging Market countries.

PERFORMANCE: For the year ended October 31, 2003, the Fund's Class Q shares provided a total return of 39.77% versus 48.74% for the MSCI Emerging Markets Free ("MSCI EMF") Index.

PORTFOLIO SPECIFICS: The Fund began the period with an overweight in Asia which we started trimming as South Korea began getting impacted by negative news from North Korea. We were also fairly quick in reducing China as SARS was reported there. However as the threat from SARS receded in early summer we increased our weighting in Asia, initially by adding to China, India and Thailand and thereby moving to an overweight in all these markets. Subsequently, we added significantly to Taiwan as foreign investment restrictions were lifted, allowing for several benchmark providers e.g. MSCI to consider increasing the investment factor in Taiwan. Such a move from the benchmark providers might lead to significant flows into Taiwanese equities. We have maintained a near neutral position in Korea as lower valuations seem balanced by poor economic fundamentals and the threat of fund outflows arising out of benchmark changes. Elsewhere in the region we maintained our neutral stance in Indonesia and an underweight position in Malaysia and the Philippines. Latin America was the best performing region within Emerging Markets gaining 60% driven by a spectacular performance from Brazil, up 91%. Having moved sideways for the first few months of the reporting period, Brazil gained sharply as the initial skepticism towards the new administration gave way to appreciation for conservative policy initiatives and new reform measures. Mexico's performance was a respectable 24% but gains were limited by concerns regarding the economic health of its largest trading partner, the United States. We have maintained our overweight in Latin America primarily via Brazil and Mexico. Recently, we have slightly reduced our positions in Brazil while maintaining our overweight stance. In the Europe, Middle East and Africa (EMEA) region we were overweight Eastern Europe and Russia while maintaining South Africa as an underweight. We have since reduced the weighting in Eastern Europe in favor of Asia as growth prospects in Asia brightened after the SARS crisis. However, we maintained our overweight in Russia via the oil sector until fairly late in the reporting period until forecasts for oil prices weakened with prospects of increased supply from countries like Venezuela, Nigeria and Iraq. We are continuing to maintain an underweight position in Russia because of rising political uncertainty and tentative corporate governance issues.

The Fund's under-performance can be attributed to the quality of the very sharp rally over the last ten months. Stocks with poorer balance sheets, often with a large debt load have seen bigger gains than stocks with a more sound financial standing. Moreover, small capitalization (and often illiquid) stocks have outperformed large cap stocks. The fund holdings are biased away from either of these classes of stocks as medium to long-term prospects for such stocks remain poor. Very volatile in/outflows leading to a turnover rate of approximately 250% over the reporting period was also a significant detractor of performance.

MARKET OUTLOOK: Several pieces of good economic news confirms our optimism over the last several months. Good industrial production figures from Japan, positive numbers from Germany and strong Gross Domestic Product from the U.S. all point to a potential broad based global economic recovery. Therefore, we remain constructive on the emerging markets asset class. Emerging markets may continue to offer good absolute returns, as we have seen in 2003 so far. We believe emerging markets may deliver relatively strong earnings growth of approximately 20% in 2004. We expect multiple expansion within the emerging markets as valuations remain at a deep discount to developed markets and at very low levels historically. For 2004 average Price/Earnings (P/E) are at around 10-12 times. Furthermore, emerging economies are expected to grow by 4.0% on average in 2003 and 5.2% in 2004. In addition, with the dividend yield of approximately 2.5% we also see yield support. Our investment strategy is to focus on countries where economic growth appears robust and on companies with improving cash flows, solid balance sheets and attractive valuations. We are currently finding the best opportunities in Brazil, Mexico, Taiwan, Thailand and India.

Portfolio Managers' Report                           ING EMERGING COUNTRIES FUND

[CHART]

                          ING EMERGING COUNTRIES FUND CLASS Q     MSCI EMF INDEX
8/31/95                                              $ 10,000           $ 10,000
10/31/95                                             $  9,520           $  9,572
10/31/96                                             $ 11,552           $ 10,192
10/31/97                                             $ 13,235           $  9,328
10/31/98                                             $  9,901           $  6,437
10/31/99                                             $ 13,781           $  9,310
10/31/2000                                           $ 13,716           $  8,490
10/31/2001                                           $ 10,015           $  6,498
10/31/2002                                           $ 10,457           $  7,047
10/31/2003                                           $ 14,615           $ 10,482

                                            AVERAGE ANNUAL TOTAL RETURNS
                                       FOR THE PERIODS ENDED OCTOBER 31, 2003
                                    --------------------------------------------
                                                                 SINCE INCEPTION
                                                                   OF CLASS Q
                                    1 YEAR         5 YEAR           08/31/95
                                    ------         ------           --------
Class Q                             39.77%          8.10%            4.75%
MSCI EMF Index                      48.74%         10.24%            0.58%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Emerging Countries Fund against the MSCI EMF Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance table and graph do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT RE?ECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) Since inception performance for index is shown from 09/01/95

PRINCIPAL RISK FACTOR(S): Sensitivity to currency exchange rates, international, political and economic conditions and other risks that affect foreign securities. Risk of foreign investing are generally intensified for investments in emerging markets.

                 See accompanying index descriptions on page 16.

ING FOREIGN FUND                                      Portfolio Managers' Report

PORTFOLIO MANAGEMENT TEAM: Rudolph-Riad Younes, CFA, Senior Vice President and Head of International Equity and Richard Pell, Senior Vice President and Chief Investment Officer, both with Julius Baer Investment Management, Inc., the Sub-Adviser.

GOAL: The ING Foreign Fund (the "Fund") focuses on long-term growth of capital by investing primarily in international equity securities.

PERFORMANCE: For the period July 1, 2003 (inception date of the Fund) through October 31, 2003 the Fund's Class Q shares provided a total return of 8.79% compared to the Morgan Stanley Capital International Europe, Australia and Far East ("MSCI EAFE") Index, which returned 14.93%.

PORTFOLIO SPECIFICS: The Fund was launched on July 1, 2003. Over the past four months, our focus has been to position this new fund according to our international equity strategy. As the Fund began to grow in terms of net assets, we were able to expand the number of individual issues held for diversification purposes, consistent with our general philosophy for the management of international equities. At present, the Fund holds over 200 individual companies. The majority of these issues are within the developed markets of Canada, Australia, Europe and Japan. We also maintain approximately 12% within a variety of emerging markets. With the Fund now well positioned within our recommended strategy, we are focused on performance with the aim to seek to outperform the MSCI EAFE Index, which serves as our benchmark.

The underperformance of the Fund versus the benchmark was primarily due to underweighted positions in the Japanese and Hong Kong markets. Additionally, as the Fund did hold a position in cash equivalents during the period, this also negatively impacted the Fund's relative return. While we did invest in Japan, we were underweight versus the benchmark. Additionally, the Fund's underweight position within Hong Kong detracted from results amid an environment where investors were more comfortable adding to emerging markets generally.

MARKET OUTLOOK: Our current views for markets as well as recommended positioning are as follows:

The US dollar is likely to continue to decline over the next several years. It seems clear that the current administration favors a policy of gradual dollar depreciation. The huge U.S. current account deficit and negative real short-term rates place fundamental pressure on the value of the dollar. This view has important implications as to the sectors and individual companies that we purchase within the Fund. Specifically, companies that are largely dependent on US dollar earnings will likely come under pressure as we move forward.

We would characterize our views for Japan as cautiously optimistic. The Japanese market is benefiting from the boom in China (huge capital expenditure expansion). There have been positive external and internal forces at work in Japan that are creating positive momentum for the Japanese economy. We have shifted a portion of our Japanese investments away from exporters that may be hampered by a stronger yen, toward financials and domestic demand driven companies. As an extra benefit, these domestic companies also provide us with better diversification benefits for investments held within Europe than the exporters.

Over the past eight years as international equity managers, our positions held within the European equity markets often exceeded 80%. Currently, we have a position approaching only 56%. This reduced weighting to Europe is as a result of not only our Japanese investments, but also positions held within Emerging Markets.

Within Emerging Markets, we have broadened positions beyond our long time favorite, Eastern Europe, to include the following additional markets: Turkey, a long-term European Union convergence candidate; India, a technology outsourcing beneficiary; Brazil, a resource-rich beneficiary of the rise of China, which has an insatiable appetite for all types of raw materials. Additionally, the Brazilian Real is strengthening, interest rates are falling and debt burdens are easing.

Finally, with regard to China, rather than investing directly within this market, we prefer to focus on those beneficiaries of China's need for food, capital goods, metals and other resources. China's financial markets are small, and will likely remain so until the yuan becomes convertible (we do not anticipate this anytime soon). The horrific state of the Chinese banking system will likely be a huge problem for the equity market in the years ahead. Our indirect investments however should provide better protection while maintaining exposure to the structurally positive Chinese growth themes.

Portfolio Managers' Report                                      ING FOREIGN FUND

[CHART]

                                    ING FOREIGN FUND CLASS Q     MSCI EAFE INDEX
7/15/2003                                           $ 10,000            $ 10,000
10/31/2003                                          $ 10,879            $ 11,493

                                            AVERAGE ANNUAL TOTAL RETURNS
                                       FOR THE PERIODS ENDED OCTOBER 31, 2003
                                    --------------------------------------------
                                    SINCE INCEPTION              SINCE INCEPTION
                                      OF CLASS I                   OF CLASS Q
                                       09/10/03                     07/11/03
                                       --------                     --------
Class I                                3.95%                           --
Class Q                                  --                          8.79%
MSCI EAFE Index                        9.54%(1)                     14.93%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Foreign Fund against the MSCI EAFE Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance table and graph do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) Since inception performance for the index is shown from 09/01/03.

(2) Since inception performance for the index is shown from 07/01/02.

PRINCIPAL RISK FACTOR(S): Sensitivity to currency exhange rates, international, political and economic conditions and other risks that affect foreign securities. Risks of foreign investing are generally intensified for investments in emerging markets.

                 See accompanying index descriptions on page 16.

ING INTERNATIONAL FUND                                Portfolio Managers' Report

PORTFOLIO MANAGEMENT TEAM: Richard Saler, Senior Portfolio Manager and Philip Schwartz, Senior Portfolio Manager, both with Aeltus Investment Management, Inc., the Sub-Adviser.

GOAL: The ING International Fund (the "Fund") seeks to maximize long-term growth of capital through investment in equity securities and equity equivalents of companies outside the U.S. The Fund may hold up to 35% of its assets in securities of U.S. issuers, including investment-grade debt securities.

PERFORMANCE: For the year ended October 31, 2003, the Fund's Class Q shares provided a total return of 20.51%, compared to the Morgan Stanley Capital International Europe, Australia and Far East ("MSCI EAFE") Index, which returned 27.57% for the same period.

PORTFOLIO SPECIFICS: Over the last year the Fund was repositioned in anticipation of an improving economy. Stock selection was the primary reason for the Fund's weak relative performance, and choices among economic sectors were less significant. Cash holdings muted gains relative to the MSCI EAFE Index, but were somewhat offset by an underweight in health care. Information technology was a strong performer, and the Fund's weighting was in line with the MSCI EAFE Index. Stock selection suffered because the Fund favored financially strong companies at a time when financially challenged companies and small cap stocks were the market leaders. Stock selection was an adverse factor in materials, consumer discretionary and consumer staples stocks. Stock selection in financials and energy helped relative performance.

Individually, Australian insurer QBE made the biggest positive contribution, benefiting from strong pricing and cost controls. Other strong performers included generic drug maker Teva Pharmaceutical, and Japanese semiconductor equipment maker Tokyo Electron. Hurting performance was Sony, following a surprise earnings shortfall. Other negative performers were Japanese food retailer Ito-Yokado and UK publisher Pearson.

MARKET OUTLOOK: The investment landscape has changed dramatically from last year. Global economic activity has clearly improved as evidenced by strong Gross Domestic Product numbers in the U.S. and China. Australian and UK central banks are already raising interest rates. Investors must weigh the possibility of continued economic growth against less attractive stock prices and the potential for disappointment in 2004. Although rates may have begun an upward trend, it is expected the major central banks will be slow to adopt a tighter monetary policy. Of greater concern is the risk of slowing U.S. growth, as the effects of lower interest rates and tax cuts are largely played out. The managers see continued opportunities in emerging markets, and particularly in Asia. Defensive sectors such as food and beverage are also looking more attractive after a lengthy period of underperformance. In Japan, our focus remains on companies that are restructuring to improve profitability. We remain skeptical of Japan's ability to sustain economic growth. In Europe, we find mixed opportunities, where the strong Euro and structural rigidities continue to plague the region. Some structural reform is, however, slowly taking place in Germany. Europe is likely to continue to experience slow growth. We will continue to seek attractively valued stocks and sectors together with improving fundamentals.

Portfolio Managers' Report                                ING INTERNATIONAL FUND

[CHART]

                              ING INTERNATIONAL FUND CLASS Q     MSCI EAFE INDEX
2/26/2001                                           $ 10,000            $ 10,000
10/31/2001                                          $  8,190            $  8,169
10/31/2002                                          $  7,118            $  7,113
10/31/2003                                          $  8,578            $  9,074

                                           AVERAGE ANNUAL TOTAL RETURNS
                                      FOR THE PERIODS ENDED OCTOBER 31, 2003
                                ------------------------------------------------
                                            SINCE INCEPTION      SINCE INCEPTION
                                              OF CLASS I           OF CLASS Q
                                1 YEAR         01/15/02             02/26/01
                                ------         --------             --------
Class I                         20.53%         1.74%                   --
Class Q                         20.51%           --                 -5.57%
MSCI EAFE Index                 27.57%         3.49%(1)             -3.58%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING International Fund against the MSCI EAFE Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance table and graph do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) Since inception performance for index is shown from 01/01/02.

(2) Since inception performance for index is shown from 03/01/01.

Effective November 1, 2001, Class A shares liquidated within 30 days of purchase are subject to a 2% redemption fee.

PRINCIPAL RISK FACTOR(S): In exchange for higher growth potential, investing in stocks of smaller companies may entail greater price volatility than those of larger companies. Price volatility and other risks accompany an investment in growth-oriented foriegn equities. Currency exchange rates, international, political and economic conditions and other risk affect foreign securities. The risks of foreign investing are generally intensified for investing in emerging markets.

                 See accompanying index descriptions on page 16.

ING INTERNATIONAL SMALLCAP GROWTH FUND                Portfolio Managers' Report

PORTFOLIO MANAGEMENT TEAM: Horacio A. Valeiras, CFA, Chief Investment Officer and Loretta J. Morris, Lead Portfolio Manager, International, both with Nicholas-Applegate Capital Management, the Sub-Adviser.

GOAL: The International Small Cap Growth Fund (the "Fund") seeks to maximize long-term capital appreciation primarily through investments in equity securities of small-sized companies in countries outside of the U.S. believed to have growth potential.

PERFORMANCE: For the year ended October 31, 2003, the Fund's Class Q shares provided a total return of 38.74%. The Citigroup Europe, Pacific Australasia Composite Extended Market ("EPAC EM") Index rose 45.03% during the same period.

PORTFOLIO SPECIFICS: The Fund's holdings in almost every country and sector posted strong, double-digit returns. The Fund's relative underperformance was caused primarily by disappointing stock selection in technology companies.

During the period, investors in international small-cap stocks preferred safer, lower-growth names. This hurt the Fund's relative performance since holdings were concentrated in stocks with higher growth expectations, which can be somewhat more volatile. A modest underweight in Japan was another negative, as was stock selection in the technology and transportation sectors relative to the benchmark.

On the positive side, holdings in a number of sectors and countries helped performance versus the Citigroup EPAC EM. Issue selection among financial services companies was a plus. From a country perspective, select holdings in the United Kingdom and Switzerland outperformed the benchmark.

The Fund's best-performing stocks included UK-based Man Group, a publicly traded hedge fund that advanced on strong demand for its products; and Swiss Life, a multinational insurance and financial services firm which is undergoing a restructuring.

MARKET OUTLOOK: The upturn in economic and earnings growth worldwide and the more stable geopolitical climate bode well for international stock markets. We find the recent improvement in the U.S. employment market especially encouraging given we believe this has been a key risk to a sustained global recovery. We are also optimistic that corporations, which have held back on spending for several years, will once again make a contribution to global growth. As investors gain increased confidence in the persistence of the economic and earnings recovery, prices of international small-cap stocks should continue to climb higher. In particular, we are excited about the investment potential of many Asian companies that are leveraged to a cyclical resurgence in economic activity.

More importantly, we remain committed to consistently applying our proven investment philosophy and process in all market environments. Our focus is on identifying and making timely investments in companies poised to benefit from positive, sustainable change. We are confident that by adhering to our approach, we will meet our goal of delivering strong, long-term performance to shareholders.

Portfolio Managers' Report                ING INTERNATIONAL SMALLCAP GROWTH FUND

[CHART]

                         ING INTERNATIONAL SMALLCAP
                         GROWTH FUND CLASS Q            CITIGROUP EPAC EMI INDEX
8/31/95                                    $ 10,000                     $ 10,000
10/31/95                                   $  9,760                     $  9,790
10/31/96                                   $ 11,408                     $ 10,969
10/31/97                                   $ 13,986                     $ 10,468
10/31/98                                   $ 16,221                     $ 10,585
10/31/99                                   $ 28,593                     $ 12,494
10/31/2000                                 $ 36,581                     $ 12,223
10/31/2001                                 $ 24,105                     $  9,881
10/31/2002                                 $ 20,311                     $  9,253
10/31/2003                                 $ 28,180                     $ 13,419

                                            AVERAGE ANNUAL TOTAL RETURNS
                                       FOR THE PERIODS ENDED OCTOBER 31, 2003
                                    --------------------------------------------
                                                                 SINCE INCEPTION
                                                                   OF CLASS Q
                                    1 YEAR         5 YEAR           08/31/95
                                    ------         ------           --------
Class Q                             38.74%         11.67%           13.52%
Citigroup EPAC EM Index             45.03%          4.86%            3.67%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING International SmallCap Growth Fund against the Citigroup EPAC EM Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance table and graph do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) Since inception performance for index is shown from 09/01/95.

PRINCIPAL RISK FACTOR(S): In exchange for higher growth potential, investing in stocks of smaller companies may entail greater price volatility than investing in larger companies. Price volatility and other risks accompany an investment in growth-oriented foreign equities. Currency exchange rates, international, political and economic conditions and other risks affect foreign securities. Risks of foreign investing are generally intensified for investments in emerging markets.

                 See accompanying index descriptions on page 16.

ING INTERNATIONAL VALUE FUND                          Portfolio Managers' Report

PORTFOLIO MANAGEMENT TEAM: Brandes Investment Partners' Large Cap Investment Committee, the Sub-Adviser.

GOAL: The ING International Value Fund (the "Fund") seeks long-term capital appreciation by investing primarily in foreign companies with market capitalizations greater than $1 billion, but it may hold up to 25% of its assets in companies with smaller market capitalizations.

PERFORMANCE: For the twelve-month period ended October 31, 2003, the Fund's Class Q shares provided a total return of 35.37% compared to the Morgan Stanley Capital International Europe, Australia and Far East ("MSCI EAFE") Index, which returned 27.57% for the same period.

PORTFOLIO SPECIFICS: Gains for holdings in the diversified telecom services and commercial banking industries helped drive performance for the year ended October 31, 2003. Banca Intesa (Italy - communications equipment - 2.0% of the
Fund), Telefonica (Spain - diversified telecom services - 2.6%), and Deutsche Telekom (Germany - diversified telecom services - 2.6%) were among positions contributing to performance. Holdings in the communications equipment and oil & gas industries also tended to post gains.

On a country basis, holdings in Japan, Brazil, France, and Spain helped drive performance. Positions from these countries posting gains included Eletrobras (Brazil - electric utilities - 2.0%), Alcatel (France - communications equipment
- 2.7%), Sumitomo Mitsui Financial Group (Japan - commercial banking - 1.8%), and Repsol (Spain -oil & gas - 1.5%).

During the period, we sold positions such as Daiwa House (Japan - household durables - 0.0%), HSBC Holdings (United Kingdom - commercial banking - 0.0%), and Nortel Networks (Canada - communications equipment - 0.0%) as appreciation pushed their market prices toward our estimates of their fair values.

New purchases included Ahold (Netherlands - food & staples retailing - 0.9%) and Interbrew (Belgium - beverages - 1.0%). In addition, we took advantage of price weakness and added to select existing holdings at prices that we consider attractive.

MARKET OUTLOOK: As of October 31, 2003, the Fund's most significant weightings lie in Japan and the United Kingdom, and in the diversified telecom services and commercial banking industries.

While we offer no predictions regarding the short-term direction of international equity markets, we note that share price volatility can create new opportunities to purchase shares of strong companies at discounts to their underlying values.

Accordingly, we continue our search for undervalued companies that offer both long-term appreciation potential and an attractive margin of safety. We believe the broader market will eventually recognize the fundamental strengths of such companies, rewarding patient investors with favorable results over the long term.

Portfolio Managers' Report                          ING INTERNATIONAL VALUE FUND

[CHART]

                       ING INTERNATIONAL VALUE FUND CLASS Q     MSCI EAFE  INDEX
1/24/2000                                          $ 10,000             $ 10,000
10/31/2000                                         $ 10,491             $  9,212
10/31/2001                                         $  8,832             $  6,939
10/31/2002                                         $  7,674             $  6,042
10/31/2003                                         $ 10,389             $  7,709

                                           AVERAGE ANNUAL TOTAL RETURNS
                                      FOR THE PERIODS ENDED OCTOBER 31, 2003
                                ------------------------------------------------
                                            SINCE INCEPTION      SINCE INCEPTION
                                              OF CLASS I           OF CLASS Q
                                1 YEAR         06/18/01             01/24/00
                                ------         --------             --------
Class I                         35.58%          2.08%                  --
Class Q                         35.37%            --                 1.02%
MSCI EAFE Index                 27.57%         -0.85%(1)            -6.71%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING International Value Fund against the MSCI EAFE Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance table and graph do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) Since inception performance for index is shown from 07/01/01.

(2) Since inception performance for index is shown from 02/01/00.

PRINCIPAL RISK FACTOR(S): In exchange for higher growth potential, investing in stocks of smaller companies may entail greater price volatility than those of larger companies. International investing does pose special risks not found in investments that are solely domestic. The risks of foreign investing are generally intensified for investing in emerging markets.

                 See accompanying index descriptions on page 16.

ING WORLDWIDE GROWTH FUND                             Portfolio Managers' Report

PORTFOLIO MANAGEMENT TEAM:

DOMESTIC EQUITY COMPONENT: Managed by a team of investment professionals led by James Vail, CFA, Senior Vice President and Portfolio Manager with Aeltus Investment Management, Inc., the Sub-Adviser.

INTERNATIONAL COMPONENT: Managed by a team of investment professionals led by Richard Saler and Philip Schwartz each a Senior Vice President and Director of International Investment Strategy with Aeltus Investment Management, Inc., the Sub-Adviser.

GOAL: The ING Worldwide Growth Fund (the "Fund") seeks maximum long-term capital appreciation.

PERFORMANCE: For the year ended October 31, 2003, the Fund's Class Q shares provided a total return of 19.74%, compared to the Morgan Stanley Capital International ("MSCI") World Index, which returned 24.32% for the same period.

PORTFOLIO SPECIFICS, DOMESTIC: The period was characterized by positive investor response to the generally declining interest rate environment, continued high levels of consumer spending and a gradually improving domestic economy. During the third quarter, slightly improved mid-year earnings reports indicated confirmation of the positive trend, further encouraging investors to bid equity prices higher. In the early months of the reporting period investors continued their preference for value stocks over growth names, to the point where relative valuations, in terms of price-to-earnings ratios, of many slow growing and even unprofitable companies rose to levels usually associated only with successful, faster growing growth names. As the period unfolded, however, investors perceived that actual growth in earnings and shareholder equity had begun to accelerate, and the two styles produced virtually identical performance. Since the domestic portion of the Fund seeks genuine growth opportunities selling at attractive valuations, this shift in market leadership was beneficial to performance.

The domestic portion of the Fund benefited from its holdings in Tyco, Yahoo and JP Morgan Chase, and not holding Johnson & Johnson, which underperformed. Performance was held back somewhat by our under-ownership of semiconductor stocks, exemplified by Intel, which were among the market leaders.

PORTFOLIO SPECIFICS, INTERNATIONAL: Over the last year the Fund was repositioned in anticipation of an improving economy. Stock selection was the primary reason for the fund's weak relative performance, and choices among economic sectors were less significant. Cash holdings muted gains relative to the MSCI Europe, Australia and Far East ("EAFE") Index, but were somewhat offset by an underweight in health care, which underperformed. Information technology was a strong performer, and the Fund's weighting was in line with the MSCI EAFE Index. Stock selection suffered because the Fund favored financially strong companies at a time when financially challenged companies and small cap stocks were the market leaders. Stock selection was an adverse factor in materials, consumer discretionary and consumer staples stocks. Stock selection in financials and energy helped relative performance.

Individually, Australian insurer QBE made the biggest positive contribution, benefiting from strong pricing and cost controls. Other strong performers included generic drug maker Teva Pharmaceutical, and Japanese semiconductor equipment maker Tokyo Electron. Hurting performance was Sony, following a surprise earnings shortfall. Other negative performers were Japanese food retailer Ito-Yokado and UK publisher Pearson.

MARKET OUTLOOK, DOMESTIC: We continue to believe the fiscal, monetary and macro-economic stimuli should be positive for domestic equity markets over the intermediate term. Third quarter preliminary Gross Domestic Product ("GDP") growth of 7.2% reflects a temporary burst of growth, and although unsustainable at that high level, suggests potential for corporate profit growth over the next several quarters. Moreover, representatives of corporate management in recent interviews have expressed guarded optimism with respect to the outlook for near term business conditions.

On balance, we believe the domestic holdings are well positioned for the economic and market environment we anticipate over the near to intermediate term. Nevertheless, we continue to search for attractive opportunities which offer above average growth that is not fully reflected in current share prices.

MARKET OUTLOOK, INTERNATIONAL: The investment landscape has changed dramatically from last year. Global economic activity has clearly improved as evidenced by strong GDP numbers in the U.S. and China. Australian and UK central banks are already raising interest rates. Investors must weigh the possibility of continued economic growth against less attractive stock prices and the potential for disappointment in 2004. Although rates may have begun an upward trend, it is expected the major central banks will be slow to adopt a tighter monetary policy. Of greater concern is the risk of slowing U.S. growth, as the effects of lower interest rates and tax cuts are largely played out. The managers see continued opportunities in emerging markets, and particularly in Asia. Defensive sectors such as food and beverage are also looking more attractive after a lengthy period of underperformance. In Japan, our focus remains on companies that are restructuring to improve profitability. We remain skeptical of Japan's ability to sustain economic growth. In Europe, we find mixed opportunities, where the strong Euro and structural rigidities continue to plague the region. Some structural reform is, however, slowly taking place in Germany. Europe is likely to continue to experience slow growth. We will continue to seek attractively valued stocks and sectors together with improving fundamentals.

Portfolio Managers' Report                             ING WORLDWIDE GROWTH FUND

[CHART]

                                 ING WORLDWIDE FUND CLASS Q     MSCI WORLD INDEX
8/31/95                                            $ 10,000             $ 10,000
10/31/95                                           $  9,904             $ 10,133
10/31/96                                           $ 11,384             $ 11,839
10/31/97                                           $ 13,920             $ 13,881
10/31/98                                           $ 15,832             $ 16,058
10/31/99                                           $ 26,112             $ 20,126
10/31/2000                                         $ 30,062             $ 20,406
10/31/2001                                         $ 18,465             $ 15,255
10/31/2002                                         $ 14,818             $ 13,043
10/31/2003                                         $ 17,742             $ 16,216

                                            AVERAGE ANNUAL TOTAL RETURNS
                                       FOR THE PERIODS ENDED OCTOBER 31, 2003
                                    --------------------------------------------
                                                                 SINCE INCEPTION
                                                                   OF CLASS Q
                                    1 YEAR         5 YEAR           08/31/95
                                    ------         ------           --------
Class Q                             19.74%         2.30%             7.27%
MSCI World Index                    24.32%         0.20%             6.10%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Worldwide Growth Fund against the MSCI World Index. The Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

The performance table and graph do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1) Since inception performance for index is shown from 09/01/95.

PRINCIPAL RISK FACTOR(S): Price volatility and other risks that accompany an investment in growth-oriented foreign equities. Sensitivity to currency exhange rates, international, political and economic conditions and other risks that affect foreign securities. The Fund may also invest in small and medium sized companies, which may be more susceptible to price volatility than larger companies. Risks of foreign investing are generally intensified for investments in emerging markets.

                 See accompanying index descriptions on page 16.

                               INDEX DESCRIPTIONS

The CITIGROUP EPAC EM INDEX (formerly known as Salomon EPAC EM Index) is an unmanaged index that measures the performance of securities of smaller-capitalization companies in 22 countries excluding the U.S. and Canada.

The MSCI EAFE INDEX is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australia and the Far East.

The MSCI EMF INDEX is an unmanaged index that measures the performance of securities listed on exchanges in developing nations throughout the world.

The MSCI EUROPE, EX UK, INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

The MSCI JAPAN INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

The MSCI UK INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

The MSCI WORLD INDEX is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

The S&P 500 INDEX is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization U.S. companies whose securities are traded on major U.S. stock markets.


                           All indices are unmanaged.
                 An investor cannot invest directly in an index.

                           INDEPENDENT AUDITORS'REPORT

Shareholders and Board of Trustees
of ING Mutual Funds and ING Mayflower Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of ING Emerging Countries Fund, ING Foreign Fund, ING International Fund, ING International SmallCap Growth Fund, and ING Worldwide Growth Fund, each a series of ING Mutual Funds, and ING International Value Fund, a series of ING Mayflower Trust (collectively the "Funds"), as of October 31, 2003, and the related statements of operations, statements of changes in net assets, and the financial highlights for the year or period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended October 31, 2002 and the financial highlights for each of the years or periods in the four-year period then ended for ING Emerging Countries Fund, ING International Fund, ING International SmallCap Growth Fund, ING Worldwide Growth Fund and ING International Value Fund were audited by other auditors whose report dated December 17, 2002 expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003 by correspondence with the custodian and brokers, or by other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above mentioned series of ING Mutual Funds and ING Mayflower Trust as of October 31, 2003, the results of their operations, changes in their net assets, and financial highlights for the year or period then ended in conformity with accounting principles generally accepted in the United States of America.


                                  /s/ KPMG LLP


Boston, Massachusetts
December 19, 2003

           STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2003

                                                         ING
                                                       EMERGING             ING                ING
                                                      COUNTRIES           FOREIGN         INTERNATIONAL
                                                         FUND               FUND              FUND
                                                         ----               ----              ----
ASSETS:
Investments in securities, at value*               $   114,702,124    $    12,114,621    $    85,101,180
Cash                                                     1,080,743          3,245,153          8,930,214
Foreign currencies at value**                            2,050,808            116,005                 --
Receivables:
     Investment securities sold                            167,057             84,266            632,655
     Fund shares sold                                      804,495            920,544          2,619,352
     Dividends and interest                                368,761              5,249            321,248
Prepaid expenses                                            42,304            102,050             19,288
Reimbursement due from manager                               5,138             62,723                 --
                                                   ---------------    ---------------    ---------------
         Total assets                                  119,221,430         16,650,611         97,623,937
                                                   ---------------    ---------------    ---------------
LIABILITIES:
Payable for investment securities purchased                345,287          2,430,635                 --
Payable for fund shares redeemed                           311,522                 --             93,954
Payable to affiliates                                      182,076             14,698            141,293
Payable for trustee fees                                   113,510                332             59,332
Other accrued expenses and liabilities                     452,206             52,292            180,585
                                                   ---------------    ---------------    ---------------
         Total liabilities                               1,404,601          2,497,957            475,164
                                                   ---------------    ---------------    ---------------
NET ASSETS                                         $   117,816,829    $    14,152,654    $    97,148,773
                                                   ===============    ===============    ===============

NET ASSETS WERE COMPRISED OF:
Paid-in capital                                    $   254,838,663    $    13,609,027    $   124,321,843
Undistributed net investment income                        436,002             45,112            142,522
Accumulated net realized gain (loss)
   on investments and foreign currencies (net of
   estimated India tax of $132,836, $0, $0)           (173,258,233)            24,431        (37,854,307)
Net unrealized appreciation
   of investments and foreign currencies                35,800,397            474,084         10,538,715
                                                   ---------------    ---------------    ---------------
NET ASSETS                                         $   117,816,829    $    14,152,654    $    97,148,773
                                                   ===============    ===============    ===============
* Cost of investments in securities                $    78,882,972    $    11,664,262    $    74,578,750
** Cost of foreign currencies                      $     1,934,239    $       115,922    $            --

                 See Accompanying Notes to Financial Statements

                                                         ING
                                                      EMERGING              ING                ING
                                                      COUNTRIES           FOREIGN         INTERNATIONAL
                                                        FUND               FUND               FUND
                                                        ----               ----               ----
CLASS A:
Net assets                                         $    71,952,730    $     6,598,135    $    43,820,696
Shares authorized                                        unlimited          unlimited          unlimited
Par value                                          $          0.00    $          0.00    $          0.00
Shares outstanding                                       4,153,315            599,075          5,165,787
Net asset value and redemption price
   per share                                       $         17.32    $         11.01    $          8.48
Maximum offering price per share (5.75%)(1)        $         18.38    $         11.68    $          9.00

CLASS B:
Net assets                                         $    16,425,176    $     1,344,467    $    12,465,985
Shares authorized                                        unlimited          unlimited          unlimited
Par value                                          $          0.00    $          0.00    $          0.00
Shares outstanding                                         957,861            122,298          1,515,803
Net asset value and redemption
   price per share(2)                              $         17.15    $         10.99    $          8.22
Maximum offering price per share                   $         17.15    $         10.99    $          8.22

CLASS C:
Net assets                                         $    10,033,489    $     5,601,055    $    14,525,705
Shares authorized                                        unlimited          unlimited          unlimited
Par value                                          $          0.00    $          0.00    $          0.00
Shares outstanding                                         614,921            508,701          1,766,112
Net asset value and redemption price
   per share(2)                                    $         16.32    $         11.01    $          8.22
Maximum offering price per share                   $         16.32    $         11.01    $          8.22

CLASS I:
Net assets                                                     n/a    $       187,804    $    11,581,291
Shares authorized                                              n/a          unlimited          unlimited
Par value                                                      n/a    $          0.00    $          0.00
Shares outstanding                                             n/a    $        16,997          1,370,759
Net asset value and redemption price
   per share                                                   n/a    $         11.05    $          8.45
Maximum offering price per share                               n/a    $         11.05    $          8.45

CLASS M:
Net assets                                         $     1,237,499                n/a                n/a
Shares authorized                                        unlimited                n/a                n/a
Par value                                          $          0.00                n/a                n/a
Shares outstanding                                          72,270                n/a                n/a
Net asset value and redemption price
   per share                                       $         17.12                n/a                n/a
Maximum offering price per share (3.50%)(3)        $         17.74                n/a                n/a

CLASS Q:
Net assets                                         $    18,167,935    $       421,193    $    14,755,096
Shares authorized                                        unlimited          unlimited          unlimited
Par value                                          $          0.00    $          0.00    $          0.00
Shares outstanding                                       1,015,708             38,209          1,749,736
Net asset value and redemption price
   per share                                       $         17.89    $         11.02    $          8.43
Maximum offering price per share                   $         17.89    $         11.02    $          8.43

----------
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/96.50 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

                 See Accompanying Notes to Financial Statements

           STATEMENTS OF ASSETS AND LIABILITIES as of October 31, 2003

                                                         ING
                                                    INTERNATIONAL           ING                ING
                                                      SMALLCAP         INTERNATIONAL        WORLDWIDE
                                                       GROWTH              VALUE             GROWTH
                                                        FUND               FUND               FUND
                                                        ----               ----               ----
ASSETS:
Investments in securities, at value*               $   326,863,374    $ 3,140,822,386    $   137,032,648
Cash                                                    12,748,262         59,949,355          7,420,807
Foreign currencies at value**                              175,035            117,057              4,178
Receivables:
     Investment securities sold                                 --                 --            514,498
     Fund shares sold                                    1,979,751          4,228,268             34,264
     Dividends and interest                              1,110,623         11,053,094            484,345
     Other                                                 143,936                 --                 --
Prepaid expenses                                            37,695             33,352             19,665
Reimbursement due from manager                                  --                 --             44,547
                                                   ---------------    ---------------    ---------------
         Total assets                                  343,058,676      3,216,203,512        145,554,952
                                                   ---------------    ---------------    ---------------
LIABILITIES:
Payable for investment securities purchased                     --                 --                 --
Payable for fund shares redeemed                           543,076          6,072,684            679,626
Payable to affiliates                                      464,350          4,446,900            224,576
Payable for trustee fees                                     3,598             11,013             55,542
Other accrued expenses and liabilities                     532,861          3,008,385            329,607
                                                   ---------------    ---------------    ---------------
         Total liabilities                               1,543,885         13,538,982          1,289,351
                                                   ---------------    ---------------    ---------------
NET ASSETS                                         $   341,514,791    $ 3,202,664,530    $   144,265,601
                                                   ===============    ===============    ===============
NET ASSETS WERE COMPRISED OF:
Paid-in capital                                    $   497,144,222    $ 3,377,014,711    $   355,587,392
Undistributed net investment income                         58,428         15,253,443                 --
Accumulated net realized loss
   on investments and foreign currencies              (239,679,421)      (100,519,184)      (236,099,324)
Net unrealized appreciation (depreciation) of
   investments and foreign currencies                   83,991,562        (89,084,440)        24,777,533
                                                   ---------------    ---------------    ---------------
NET ASSETS                                         $   341,514,791    $ 3,202,664,530    $   144,265,601
                                                   ===============    ===============    ===============
* Cost of investments in securities                $   242,915,227    $ 3,230,842,178    $   112,301,140
** Cost of foreign currencies                      $       175,216    $       117,681    $         4,200

                 See Accompanying Notes to Financial Statements

                                                         ING
                                                    INTERNATIONAL           ING                ING
                                                      SMALLCAP         INTERNATIONAL        WORLDWIDE
                                                       GROWTH              VALUE             GROWTH
                                                        FUND               FUND               FUND
                                                        ----               ----               ----
CLASS A:
Net assets                                         $   150,042,733    $ 1,641,943,185    $    56,876,841
Shares authorized                                        unlimited          unlimited          unlimited
Par value                                          $          0.00    $          0.01    $          0.00
Shares outstanding                                       5,914,440        119,793,591          3,854,392
Net asset value and redemption price
   per share                                       $         25.37    $         13.71    $         14.76
Maximum offering price per share (5.75%)(1)        $         26.92    $         14.55    $         15.66

CLASS B:
Net assets                                         $    62,104,325    $   420,651,370    $    35,458,976
Shares authorized                                        unlimited          unlimited          unlimited
Par value                                          $          0.00    $          0.01    $          0.00
Shares outstanding                                       2,349,763         31,271,787          2,189,930
Net asset value and redemption price
   per share(2)                                    $         26.43    $         13.45    $         16.19
Maximum offering price per share                   $         26.43    $         13.45    $         16.19

CLASS C:
Net assets                                         $    50,227,490    $   628,704,062    $    45,475,707
Shares authorized                                        unlimited          unlimited          unlimited
Par value                                          $          0.00    $          0.01    $          0.00
Shares outstanding                                       2,072,898         46,844,402          3,156,450
Net asset value and redemption price
   per share(2)                                    $         24.23    $         13.42    $         14.41
Maximum offering price per share                   $         24.23    $         13.42    $         14.41

CLASS I:
Net assets                                                     n/a    $   482,046,661                n/a
Shares authorized                                              n/a          unlimited                n/a
Par value                                                      n/a    $          0.01                n/a
Shares outstanding                                             n/a         35,071,815                n/a
Net asset value and redemption price
   per share                                                   n/a    $         13.74                n/a
Maximum offering price per share                               n/a    $         13.74                n/a

CLASS Q:
Net assets                                         $    79,140,243    $    29,319,252    $     6,454,077
Shares authorized                                        unlimited          unlimited          unlimited
Par value                                          $          0.00    $          0.01    $          0.00
Shares outstanding                                       2,919,648          2,134,727            375,981
Net asset value and redemption price
   per share                                       $         27.11    $         13.73    $         17.17
Maximum offering price per share                   $         27.11    $         13.73    $         17.17

----------
(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

                 See Accompanying Notes to Financial Statements

                            STATEMENTS OF OPERATIONS

                                                           ING                                                      ING
                                                        EMERGING              ING                ING           INTERNATIONAL
                                                        COUNTRIES           FOREIGN         INTERNATIONAL     SMALLCAP GROWTH
                                                          FUND              FUND(1)             FUND               FUND
                                                     ---------------    ---------------    ---------------    ---------------
                                                       YEAR ENDED        PERIOD ENDED        YEAR ENDED         YEAR ENDED
                                                       OCTOBER 31,        OCTOBER 31,        OCTOBER 31,        OCTOBER 31,
                                                          2003               2003               2003               2003
                                                          ----               ----               ----               ----
INVESTMENT INCOME:
Dividends (net of foreign taxes)*                    $     2,691,883    $        10,476    $     1,967,883    $     5,478,161
Interest                                                      18,135                 --             42,867             84,366
Other                                                          1,674                 --              1,387              1,411
Securities loaned income                                      10,235                 --             31,443            214,335
                                                     ---------------    ---------------    ---------------    ---------------
     Total investment income                               2,721,927             10,476          2,043,580          5,778,273
                                                     ---------------    ---------------    ---------------    ---------------
EXPENSES:
Investment management fees                                 1,361,309             17,306            810,521          2,988,646
Distribution and service fees:
     Class A                                                 222,736              2,306             94,606            454,427
     Class B                                                 147,006              1,347            107,627            524,648
     Class C                                                  90,335              5,567            130,899            446,047
     Class M                                                   8,196                 --                 --                 --
     Class Q                                                  51,098                268             25,836            179,897
Transfer agent fees:
     Class A                                                 157,338              1,937            108,230            371,176
     Class B                                                  36,386                283             30,782            149,839
     Class C                                                  22,359              1,169             37,437            127,265
     Class I                                                      --                 11                631                 --
     Class M                                                   2,701                 --                 --                 --
     Class Q                                                   4,059                118                724             24,046
Administrative service fees                                  108,905              1,731             81,052            298,865
Custody and accounting expense                               232,875              2,606             77,317            306,896
Shareholder reporting expense                                 82,767              1,038             32,453            150,346
Registration fees                                             90,870              1,876             66,534             86,229
Professional fees                                             15,785              1,557              5,256             32,133
Trustee fees                                                   5,265                346              2,398             17,380
Insurance expense                                              3,039                 --              1,716              8,151
Miscellaneous expense                                         24,067                346              3,802             11,308
Offering expense                                                  --             59,486                 --                 --
Organizational fees                                               --             10,000                 --                 --
                                                     ---------------    ---------------    ---------------    ---------------
                                                           2,667,096            109,298          1,617,821          6,177,299
                                                     ---------------    ---------------    ---------------    ---------------
Less:
     Net waived and reimbursed (recouped) fees               108,786             70,612             12,984            (30,000)
                                                     ---------------    ---------------    ---------------    ---------------
     Total expenses                                        2,558,310             38,686          1,604,837          6,207,299
                                                     ---------------    ---------------    ---------------    ---------------
Net investment income (loss)                                 163,617            (28,210)           438,743           (429,026)
                                                     ---------------    ---------------    ---------------    ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on investments                    7,443,756             24,431         (1,986,957)         1,755,056
Net realized gain (loss) on foreign currencies              (143,349)            17,965            (38,840)        (1,065,287)
Net change in unrealized appreciation
   (depreciation) of investments and
   foreign currencies (net of estimated India tax
   of $132,836, $0, $0, $0)                               30,374,658            474,084         17,051,753        102,597,770
                                                     ---------------    ---------------    ---------------    ---------------
Net realized and unrealized gain on
   investments and foreign currencies                     37,675,065            516,480         15,025,956        103,287,539
                                                     ---------------    ---------------    ---------------    ---------------
INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                                        $    37,838,682    $       488,270    $    15,464,699    $   102,858,513
                                                     ===============    ===============    ===============    ===============

----------

 * Foreign taxes                                      $       330,045    $         1,215    $       225,485    $       743,581

(1) Fund commenced operations on July 1, 2003.

                 See Accompanying Notes to Financial Statements

          STATEMENTS OF OPERATIONS for the Year Ended October 31, 2003

                                                                    ING                ING
                                                               INTERNATIONAL        WORLDWIDE
                                                                   VALUE             GROWTH
                                                                   FUND               FUND
                                                              ---------------    ---------------
INVESTMENT INCOME:
Dividends (net of foreign taxes)*                             $    64,119,510    $     2,249,058
Interest                                                              189,404             37,442
Other                                                                  13,878              1,998
Securities loaned income                                            1,107,870             22,196
                                                              ---------------    ---------------
     Total investment income                                       65,430,662          2,310,694
                                                              ---------------    ---------------
EXPENSES:
Investment management fees                                         27,273,090          1,541,226
Distribution and service fees:
     Class A                                                        4,113,748            222,651
     Class B                                                        3,709,113            355,096
     Class C                                                        5,583,025            461,144
     Class Q                                                           68,051             22,210
Transfer agent fees:
     Class A                                                        2,077,997            178,757
     Class B                                                          565,365             99,782
     Class C                                                          850,800            129,581
     Class I                                                            6,102                 --
     Class Q                                                              574              8,351
Administrative service fees                                         4,285,739            154,123
Custody and accounting expense                                      1,271,973            118,522
Shareholder reporting expense                                       1,383,166             81,661
Registration fees                                                     176,268             63,889
Professional fees                                                     411,702             22,545
Trustee fees                                                          116,262              7,784
Insurance expense                                                          --              4,942
Miscellaneous expense                                                 116,709              6,753
                                                              ---------------    ---------------
Less:
     Net waived and reimbursed fees                                        --            122,064
                                                              ---------------    ---------------
     Total expenses                                                52,009,684          3,356,953
                                                              ---------------    ---------------
Net investment income (loss)                                       13,420,978         (1,046,259)
                                                              ---------------    ---------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
   INVESTMENTS AND FOREIGN CURRENCIES:
Net realized loss on investments                                  (98,526,506)          (571,599)
Net realized loss on foreign currencies                              (165,164)           (68,995)
Net change in unrealized appreciation (depreciation) o    f
   investments and foreign currencies                             925,896,407         27,582,974
                                                              ---------------    ---------------
Net realized and unrealized gain on investments
   and foreign currencies                                         827,204,737         26,942,380
                                                              ---------------    ---------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $   840,625,715    $    25,896,121
                                                              ===============    ===============

----------

 * Foreign taxes                                              $     8,984,162    $       212,935

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                               ING                         ING
                                                       EMERGING COUNTRIES                FOREIGN
                                                              FUND                        FUND
                                               ----------------------------------    ---------------
                                                    YEAR               YEAR              PERIOD
                                                    ENDED              ENDED              ENDED
                                                 OCTOBER 31,        OCTOBER 31,        OCTOBER 31,
                                                    2003               2002               2003(1)
                                                    ----               ----               -------
FROM OPERATIONS:
Net investment income (loss)                   $       163,617    $      (834,118)   $       (28,210)
Net realized gain (loss) on investments
   and foreign currencies                            7,300,407        (21,740,055)            42,396
Net change in unrealized appreciation
   (depreciation) of investments and
   foreign currencies                               30,374,658         32,027,083            474,084
                                               ---------------    ---------------    ---------------
Increase (decrease) in net assets resulting
   from operations                                  37,838,682          9,452,910            488,270
                                               ---------------    ---------------    ---------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
     Class A                                                --             (1,786)                --
     Class B                                                --                 --                 --
     Class C                                                --                 --                 --
     Class I                                                --                 --                 --
     Class Q                                                --             (1,105)                --
                                               ---------------    ---------------    ---------------
Total distributions                                         --             (2,891)                --
                                               ---------------    ---------------    ---------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                   388,617,983        216,145,026         15,069,369
Dividends reinvested                                        --              2,537                 --
Redemption fee proceeds                                     --                 --                 --
Net assets received in connection
   with reorganization (Note 13)                            --         10,040,276                 --
                                               ---------------    ---------------    ---------------
                                                   388,617,983        226,187,839         15,069,369
Cost of shares redeemed                           (417,627,995)      (248,063,246)        (1,404,985)
                                               ---------------    ---------------    ---------------
Net increase (decrease) in net assets
   resulting from capital share transactions       (29,010,012)       (21,875,407)        13,664,384
                                               ---------------    ---------------    ---------------
Net increase (decrease) in net assets                8,828,670        (12,425,388)        14,152,654

NET ASSETS:
Net assets, beginning of period                    108,988,159        121,413,547                 --
                                               ---------------    ---------------    ---------------
Net assets, end of period                      $   117,816,829    $   108,988,159    $    14,152,654
                                               ===============    ===============    ===============
Undistributed net investment income            $       436,002    $            --    $        45,112
                                               ===============    ===============    ===============

                                                              ING
                                                         INTERNATIONAL
                                                              FUND
                                               ----------------------------------
                                                    YEAR               YEAR
                                                    ENDED              ENDED
                                                 OCTOBER 31,        OCTOBER 31,
                                                    2003               2002
                                                    ----               ----
FROM OPERATIONS:
Net investment income (loss)                   $       438,743    $      (217,920)
Net realized gain (loss) on investments
   and foreign currencies                           (2,025,797)       (10,118,464)
Net change in unrealized appreciation
   (depreciation) of investments and
   foreign currencies                               17,051,753         (2,700,015)
                                               ---------------    ---------------
Increase (decrease) in net assets resulting
   from operations                                  15,464,699        (13,036,399)
                                               ---------------    ---------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
     Class A                                          (168,249)                --
     Class B                                                --                 --
     Class C                                            (1,612)                --
     Class I                                           (50,182)                --
     Class Q                                           (45,138)                --
                                               ---------------    ---------------
Total distributions                                   (265,181)                --
                                               ---------------    ---------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                   167,030,077        102,371,057
Dividends reinvested                                   197,605                 --
Redemption fee proceeds                                306,800            132,507
Net assets received in connection
   with reorganization (Note 13)                            --         37,276,905
                                               ---------------    ---------------
                                                   167,534,482        139,780,469
Cost of shares redeemed                           (164,862,362)       (88,437,578)
                                               ---------------    ---------------
Net increase (decrease) in net assets
   resulting from capital share transactions         2,672,120         51,342,891
                                               ---------------    ---------------
Net increase (decrease) in net assets               17,871,638         38,306,492

NET ASSETS:
Net assets, beginning of period                     79,277,135         40,970,643
                                               ---------------    ---------------
Net assets, end of period                      $    97,148,773    $    79,277,135
                                               ===============    ===============
Undistributed net investment income            $       142,522    $            --
                                               ===============    ===============

----------
(1) Fund commenced operations on July 1, 2003.

                 See Accompanying Notes to Financial Statements

                     STATEMENTS OF CHANGES IN NET ASSETS

                                                              ING
                                                          INTERNATIONAL                             ING
                                                            SMALLCAP                           INTERNATIONAL
                                                           GROWTH FUND                           VALUE FUND
                                               ----------------------------------    ----------------------------------
                                                    YEAR               YEAR               YEAR               YEAR
                                                    ENDED              ENDED              ENDED              ENDED
                                                 OCTOBER 31,        OCTOBER 31,        OCTOBER 31,        OCTOBER 31,
                                                    2003               2002               2003               2002
                                                    ----               ----               ----               ----
FROM OPERATIONS:
Net investment income (loss)                   $      (429,026)   $    (1,729,234)   $    13,420,978    $    11,052,808
Net realized gain (loss) on investments
   and foreign currencies                              689,769        (53,391,247)       (98,691,670)        52,071,566
Net change in unrealized appreciation
   (depreciation) of investments and foreign
   currencies                                      102,597,770          1,153,419        925,896,407       (564,489,564)
                                               ---------------    ---------------    ---------------    ---------------
Increase (decrease) in net assets resulting
   from operations                                 102,858,513        (53,967,062)       840,625,715       (501,365,190)
                                               ---------------    ---------------    ---------------    ---------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
     Class A                                                --                 --         (6,749,895)        (9,049,951)
     Class B                                                --                 --                 --            (97,412)
     Class C                                                --                 --                 --           (119,172)
     Class I                                                --                 --         (3,415,778)        (2,526,944)
     Class Q                                                --                 --           (275,730)          (250,541)
Net realized gain on investments
     Class A                                                --                 --        (26,207,763)       (25,504,406)
     Class B                                                --                 --         (7,376,884)        (8,951,514)
     Class C                                                --                 --        (11,254,215)       (12,776,248)
     Class I                                                --                 --         (7,198,805)        (4,759,757)
     Class Q                                                --                 --           (571,558)          (784,233)
                                               ---------------    ---------------    ---------------    ---------------
Total distributions                                         --                 --        (63,050,628)       (64,820,178)
                                               ---------------    ---------------    ---------------    ---------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                   793,290,634        814,783,487        381,124,093      2,229,434,327
Dividends reinvested                                        --                 --         47,901,712         48,205,060
                                               ---------------    ---------------    ---------------    ---------------
                                                   793,290,634        814,783,487        429,025,805      2,277,639,387
Cost of shares redeemed                           (847,606,966)      (856,597,344)      (712,137,091)    (1,485,994,863)
                                               ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets
   resulting from capital share transactions       (54,316,332)       (41,813,857)      (283,111,286)       791,644,524
                                               ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets               48,542,181        (95,780,919)       494,463,801        225,459,156

NET ASSETS:
Net assets, beginning of year                      292,972,610        388,753,529      2,708,200,729      2,482,741,573
                                               ---------------    ---------------    ---------------    ---------------
Net assets, end of year                        $   341,514,791    $   292,972,610    $ 3,202,664,530    $ 2,708,200,729
                                               ===============    ===============    ===============    ===============
Undistributed net investment income
   (accumulated net investment loss)           $        58,428    $      (253,833)   $    15,253,443    $    10,440,192
                                               ===============    ===============    ===============    ===============

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                             ING
                                                                          WORLDWIDE
                                                                         GROWTH FUND
                                                              ----------------------------------
                                                                   YEAR               YEAR
                                                                   ENDED              ENDED
                                                                OCTOBER 31,        OCTOBER 31,
                                                                   2003               2002
                                                                   ----               ----
FROM OPERATIONS:
Net investment loss                                           $    (1,046,259)   $    (3,001,356)
Net realized loss on investments and foreign currencies              (640,594)       (74,277,585)
Net change in unrealized appreciation (depreciation)
   of investments and foreign currencies                           27,582,974         31,285,489
                                                              ---------------    ---------------
Increase (decrease) in net assets resulting from operations        25,896,121        (45,993,452)
                                                              ---------------    ---------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                  297,182,498        188,403,422
                                                              ---------------    ---------------
                                                                  297,182,498        188,403,422
Cost of shares redeemed                                          (346,955,366)      (300,460,131)
                                                              ---------------    ---------------
Net increase (decrease) in net assets resulting
   from capital share transactions                                (49,772,868)      (112,056,709)
                                                              ---------------    ---------------
Net increase (decrease) in net assets                             (23,876,747)      (158,050,161)

NET ASSETS:
Net assets, beginning of period                                   168,142,348        326,192,509
                                                              ---------------    ---------------
Net assets, end of period                                     $   144,265,601    $   168,142,348
                                                              ===============    ===============
Undistributed net investment income                           $            --    $            --
                                                              ===============    ===============

                 See Accompanying Notes to Financial Statements

ING EMERGING COUNTRIES FUND                                 FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                      CLASS Q
                                                    --------------------------------------------
                                                               YEAR ENDED OCTOBER 31,
                                                    --------------------------------------------
                                                        2003           2002              2001
------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $            12.80          12.26            16.81
 Income (loss) from investment operations:
 Net investment income (loss)                 $             0.12          (0.14)            0.09
 Net realized and unrealized gain (loss)
 on investments                               $             4.97           0.68            (4.64)
 Total from investment operations             $             5.09           0.54            (4.55)
 Less distributions from:
 Net investment income                        $               --           0.00*              --
 Total distributions                          $               --           0.00*              --
 Net asset value, end of period               $            17.89          12.80            12.26
 TOTAL RETURN(4)                              %            39.77           4.41           (27.01)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $           18,168         21,132           26,783
 Ratios to average net assets:
 Net expenses after expense reimbursement
 (recoupment)(5)(6)                           %             1.93           2.00             1.97
 Gross expenses prior to expense
 reimbursement(recoupment)(5)                 %             2.03           1.94             1.98
 Net investment income (loss) after expense
 reimbursement(recoupment)(5)(6)              %             0.59          (0.24)            0.42
 Portfolio turnover rate                      %              135            124               74

                                                                                CLASS Q
                                                    ------------------------------------------------------------
                                                    FOUR MONTHS        YEAR            THREE              YEAR
                                                       ENDED           ENDED           MONTHS             ENDED
                                                    OCTOBER 31,       JUNE 30,        JUNE 30,          MARCH 31,
                                                     2000(1)(2)        2000            1999(3)            1999
----------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $        20.74           17.20           13.79             17.76
 Income (loss) from investment operations:
 Net investment income (loss)                 $        (0.27)          (0.16)          (0.04)            (0.01)
 Net realized and unrealized gain (loss)
 on investments                               $        (3.66)           3.70            3.45             (3.78)
 Total from investment operations             $        (3.93)           3.54            3.41             (3.79)
 Less distributions from:
 Net investment income                        $           --              --              --              0.18
 Total distributions                          $           --              --              --              0.18
 Net asset value, end of period               $        16.81           20.74           17.20             13.79
 TOTAL RETURN(4)                              %       (18.95)          20.58           24.73            (21.42)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $       88,894         119,251          79,130            53,125
 Ratios to average net assets:
 Net expenses after expense reimbursement
 (recoupment)(5)(6)                           %         2.13            2.09            1.90              1.94
 Gross expenses prior to expense
 reimbursement(recoupment)(5)                 %         2.28            2.24            2.43              2.23
 Net investment income (loss) after expense
 reimbursement(recoupment)(5)(6)              %        (1.21)          (1.05)          (1.07)            (0.01)
 Portfolio turnover rate                      %           94             211              67               213

(1) Effective October 1, 2000, ING Investments, LLC, became the Investment Adviser of the Fund replacing Nicholas-Applegate Capital Management.

(2) The Fund changed its fiscal year-end from June 30 to October 31.

(3) Effective May 24, 1999, ING Investments, LLC became the Investment Manager of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as Sub-Adviser and the Fund changed its fiscal year-end to June 30.

(4) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(5) Annualized for periods less that one year.

(6) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary (expenses) subject to possible recoupment by ING Investments, LLC within three years.

*   Amount represents less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

ING FOREIGN FUND                                            FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                                CLASS I           CLASS Q
                                                                            ---------------   ---------------
                                                                             SEPTEMBER 10,       JULY 11,
                                                                              2003(1) TO        2003(1) TO
                                                                              OCTOBER 31,       OCTOBER 31,
                                                                                 2003              2003
-------------------------------------------------------------------------------------------   ---------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                                 $          10.63              10.13
 Income (loss) from investment operations:
 Net investment loss                                                  $           0.00*             (0.00)*
 Net realized and unrealized gain
 on investments                                                       $           0.42               0.89
 Total from investment operations                                     $           0.42               0.89
 Less distributions from:
 Net investment income                                                $             --                 --
 Net realized gain on investments                                     $             --                 --
 Total distributions                                                  $             --                 --
 Net asset value, end of period                                       $          11.05              11.02
 TOTAL RETURN(2)                                                      %           3.95               8.79

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                                    $            188                421
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)                       %           1.43               1.85
 Gross expenses prior to and expense reimbursement(3)                 %           5.51               5.93
 Net investment loss after proceeds and expense reimbursement(3)(4)   %           0.21              (0.17)
 Portfolio turnover rate                                              %             50                 50

(1) Commencement of operations of class.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding, interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

*   Amount represents less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

ING INTERNATIONAL FUND                                      FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                             CLASS I                          CLASS Q
                                                                     -----------------------   -------------------------------------
                                                                       YEAR      JANUARY 15,      YEAR         YEAR     FEBRUARY 26,
                                                                      ENDED        2002 TO       ENDED        ENDED       2001 TO
                                                                     OCT. 31,     OCT. 31,      OCT. 31,     OCT. 31,     OCT. 31,
                                                                       2003        2002(1)        2003         2002        2001(1)
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period                            $      7.06         8.25         7.04         8.10         9.89
 Income (loss) from investment operations:
 Net investment income (loss)                                    $      0.10         0.05         0.07        (0.03)       (0.02)
 Net realized and unrealized gain (loss) on investments          $      1.34        (1.24)        1.37        (1.03)       (1.77)
 Total from investment operations                                $      1.44        (1.19)        1.44        (1.06)       (1.79)
 Less distributions from:
 Net investment income                                           $      0.05           --         0.05           --           --
 Total distributions                                             $      0.05           --         0.05           --           --
 Net asset value, end of period                                  $      8.45         7.06         8.43         7.04         8.10
 TOTAL RETURN(2)                                                 %     20.53       (14.42)       20.51       (13.09)      (18.10)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)                               $    11,582        6,384       14,755        6,949            7
 Ratios to average net assets:
 Net expenses after expense reimbursement(3)(4)                  %      1.33         1.48         1.59         1.61         2.27
 Gross expenses prior to expense reimbursement(3)                %      1.34         1.53         1.59         1.70         2.27
 Net investment income (loss) after expense reimbursement(3)(4)  %      1.29         0.72         0.91        (0.08)       (0.24)
 Portfolio turnover rate                                         %       100          126          100          126          169

(1) Commencement of operations of class.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

(4) The Investment Adviser has agreed to limit expenses, (excluding, interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

                 See Accompanying Notes to Financial Statements

ING INTERNATIONAL SMALLCAP GROWTH FUND                      FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                   CLASS Q
                                                    -------------------------------------
                                                            YEAR ENDED OCTOBER 31,
                                                    -------------------------------------
                                                       2003         2002          2001
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $          19.54        23.19         38.18
 Income (loss) from investment operations:
 Net investment income (loss)                 $           0.21         0.04          0.00*
 Net realized and unrealized gain (loss)
 on investments                               $           7.36        (3.69)       (12.12)
 Total from investment operations             $           7.57        (3.65)       (12.12)
 Less distributions from:
 Net investment income                        $             --           --          0.24
 Net realized gains on investments            $             --           --          2.63
 Total distributions                          $             --           --          2.87
 Net asset value, end of period               $          27.11        19.54         23.19
 TOTAL RETURN(3)                              %          38.74       (15.74)       (34.11)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $         79,140       70,404        91,089
 Ratios to average net assets:
 Net expenses after expense reimbursement
 (recoupment)(4)(5)                           %           1.59         1.55          1.50
 Gross expenses prior to expense
 reimbursement(recoupment)(4)                 %           1.58         1.59          1.50
 Net investment income (loss) after expense
 reimbursement(recoupment)(4)(5)              %           0.35         0.07          0.04
 Portfolio turnover rate                      %            114          149           143

                                                                           CLASS Q
                                                    -----------------------------------------------------
                                                    FOUR MONTHS      YEAR          THREE         YEAR
                                                       ENDED         ENDED         MONTHS        ENDED
                                                    OCTOBER 31,     JUNE 30,      JUNE 30,     MARCH 31,
                                                       2000(1)        2000         1999(2)       1999
---------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period         $         43.30         25.16         22.23         19.18
 Income (loss) from investment operations:
 Net investment income (loss)                 $         (0.09)        (0.21)        (0.03)        (0.02)
 Net realized and unrealized gain (loss)
 on investments                               $         (5.03)        20.53          2.96          3.36
 Total from investment operations             $         (5.12)        20.32          2.93          3.34
 Less distributions from:
 Net investment income                        $            --            --            --          0.09
 Net realized gains on investments            $            --          2.18            --          0.20
 Total distributions                          $            --          2.18            --          0.29
 Net asset value, end of period               $         38.18         43.30         25.16         22.23
 TOTAL RETURN(3)                              %         11.82         82.99         13.18         17.61

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)            $       164,719       163,843        42,881        32,819
 Ratios to average net assets:
 Net expenses after expense reimbursement
 (recoupment)(4)(5)                           %          1.58          1.57          1.65          1.65
 Gross expenses prior to expense
 reimbursement(recoupment)(4)                 %          1.58          1.57          1.67          1.80
 Net investment income (loss) after expense
 reimbursement(recoupment)(4)(5)              %         (0.71)        (0.66)        (0.50)        (0.50)
 Portfolio turnover rate                      %            56           164            44           146

(1) The Fund changed its fiscal year-end from June 30 to October 31.

(2) Effective May 24, 1999, ING Investments, LLC became the Investment Adviser of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as Sub-Adviser and the Fund changed its fiscal year-end to to June 30.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(4) Annualized for periods less that one year.

(5) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary (expenses) subject to possible recoupment by ING Investments, LLC within three years.

*   Amount represents less than $0.01 per share.

                 See Accompanying Notes to Financial Statements

ING INTERNATIONAL VALUE FUND                                FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                 CLASS I
                                                  -------------------------------------
                                                     YEAR         YEAR       JUNE 18,
                                                     ENDED       ENDED       2001 TO
                                                   OCT. 31,     OCT. 31,     OCT. 31,
                                                     2003         2002       2001(1)
---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $         10.43      12.35        13.89
 Income (loss) from investment operations:
 Net investment income                       $          0.13       0.16         0.02
 Net realized and unrealized gain (loss)
 on investments                              $          3.48      (1.68)       (1.56)
 Total from investment operations            $          3.61      (1.52)       (1.54)
 Less distributions from:
 Net investment income                       $          0.10       0.14           --
 Net realized gains on investments           $          0.20       0.26           --
 Total distributions                         $          0.30       0.40           --
 Net asset value, end of period              $         13.74      10.43        12.35
 TOTAL RETURN(2)                             %         35.58     (12.89)      (11.09)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $       482,047    372,352      226,067
 Ratios to average net assets:
 Expenses(3)                                 %          1.29       1.32         1.24
 Net investment income(3)                    %          1.12       1.04         0.62
 Portfolio turnover rate                     %             9         20           15

                                                                        CLASS Q
                                                  ---------------------------------------------------
                                                      YEAR         YEAR         YEAR      JANUARY 24,
                                                     ENDED        ENDED        ENDED        2000 TO
                                                    OCT. 31,     OCT. 31,     OCT. 31,      OCT. 31,
                                                      2003         2002         2001         2000(1)
-----------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $       10.44        12.34         16.68        15.90
 Income (loss) from investment operations:
 Net investment income                       $        0.10         0.07          0.10         0.13
 Net realized and unrealized gain (loss)
 on investments                              $        3.49        (1.63)        (2.42)        0.65
 Total from investment operations            $        3.59        (1.56)        (2.32)        0.78
 Less distributions from:
 Net investment income                       $        0.10         0.08          0.14           --
 Net realized gains on investments           $        0.20         0.26          1.88           --
 Total distributions                         $        0.30         0.34          2.02           --
 Net asset value, end of period              $       13.73        10.44         12.34        16.68
 TOTAL RETURN(2)                             %       35.37       (13.11)       (15.80)        4.91

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $      29,319       29,836        35,802       24,882
 Ratios to average net assets:
 Expenses(3)                                 %        1.54         1.49          1.59         1.57
 Net investment income(3)                    %        0.87         0.63          0.91         1.35
 Portfolio turnover rate                     %           9           20            15           34

(1) Commencement of operations of class.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized

(3) Annualized for periods less than one year.

                 See Accompanying Notes to Financial Statements

ING WORLDWIDE GROWTH FUND                                   FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                  CLASS Q
                                                  ---------------------------------------
                                                          YEAR ENDED OCTOBER 31,
                                                  ---------------------------------------
                                                     2003          2002           2001
-----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $      14.34         17.87          30.37
 Income (loss) from investment operations:
 Net investment income (loss)                $      (0.01)        (0.08)*        (0.07)*
 Net realized and unrealized gain (loss)
 on investments                              $       2.84         (3.45)*       (11.19)*
 Total from investment operations            $       2.83         (3.53)        (11.26)
 Less distributions from:
 Net investment income                       $         --            --             --
 Net realized gains on investments           $         --            --           0.89
 Tax return of capital                       $         --            --           0.35
 Total distributions                         $         --            --           1.24
 Net asset value, end of period              $      17.17         14.34          17.87
 TOTAL RETURN(4)                             %      19.74        (19.75)        (38.56)

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $      6,454         8,194         17,178
 Ratios to average net assets:
 Net expenses after expense reimbursement
 (recoupment)(5)(6)                          %       1.54          1.49           1.51
 Gross expenses prior to expense
 reimbursement(recoupment)(5)                %       1.62          1.59           1.60
 Net investment income (loss) after expense
 reimbursement(recoupment)(5)(6)             %      (0.04)        (0.47)         (0.30)
 Portfolio turnover rate                     %        125           281            302

                                                                        CLASS Q
                                                  ----------------------------------------------------
                                                  FOUR MONTHS       YEAR         THREE         YEAR
                                                     ENDED          ENDED        MONTHS       ENDED
                                                  OCTOBER 31,      JUNE 30      JUNE 30,     MARCH 31,
                                                   2000(1)(2)       2000         1999(3)       1999
------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period        $        34.53         27.12         24.59        19.63
 Income (loss) from investment operations:
 Net investment income (loss)                $        (0.07)        (0.16)         0.01         0.22
 Net realized and unrealized gain (loss)
 on investments                              $        (4.09)        11.11          2.52         6.15
 Total from investment operations            $        (4.16)        10.95          2.53         6.37
 Less distributions from:
 Net investment income                       $           --            --            --         0.15
 Net realized gains on investments           $           --          3.54            --         1.26
 Tax return of capital                       $           --            --            --           --
 Total distributions                         $           --          3.54            --         1.41
 Net asset value, end of period              $        30.37         34.53         27.12        24.59
 TOTAL RETURN(4)                             %       (12.05)        42.63         10.29        33.97

RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000's)           $       44,702        54,418        14,870        7,320
 Ratios to average net assets:
 Net expenses after expense reimbursement
 (recoupment)(5)(6)                          %         1.52          1.57          1.55         1.59
 Gross expenses prior to expense
 reimbursement(recoupment)(5)                %         1.49          1.57          1.55         1.76
 Net investment income (loss) after expense
 reimbursement(recoupment)(5)(6)             %        (0.62)        (0.69)         0.17         0.17
 Portfolio turnover rate                     %           71           169            57          247

(1) Effective October 1, 2000, ING Investments, LLC, became the Investment Adviser of the Fund replacing Nicholas-Applegate Capital Management.

(2) The Fund changed its fiscal year-end from June 30 to October 31.

(3) Effective May 24, 1999, ING Investments, LLC became the Investment Adviser of the Fund, concurrently Nicholas-Applegate Capital Management was appointed as Sub-Adviser and the Fund changed its fiscal year-end to June 30.

(4) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.

(5) Annualized for periods less that one year.

(6) The Investment Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary (expenses) subject to possible recoupment by ING Investments, LLC within three years.

* Per share data calculated using average number of shares outstanding throughout the period.

                 See Accompanying Notes to Financial Statements

              NOTES TO FINANCIAL STATEMENTS as of October 31, 2003

NOTE 1 -- ORGANIZATION

ORGANIZATION. The ING Funds included in this report are comprised of ING Mutual Funds ("IMF") and ING Mayflower Trust ("IMT"); both are organized as open-end investment management companies registered under the Investment Company Act of 1940, as amended.

IMF is a Delaware business trust organized in 1992 with nine separate series ("Portfolios"), five in this report are: ING Emerging Countries Fund ("Emerging Countries"), ING Foreign Fund ("Foreign") ING International Fund ("International"), ING International SmallCap Growth Fund ("International SmallCap Growth") and ING Worldwide Growth Fund ("Worldwide Growth"). IMT is a Massachusetts business trust organized in 1992 with two separate series (Portfolios). The one Portfolio in this annual report is ING International Value Fund ("International Value"). The investment objective of each Fund is described in each Fund's prospectus.

Each Fund offers one or more of the following classes of shares: Class A, Class B, Class C, Class I, Class M and Class Q (Class A, Class B, Class C and Class M are presented in a separate annual report). The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees and transfer agent fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends from net investment income are determined separately for each class based on income and expenses allocable to each class. Distributions from realized gains are allocated to each class pro rata based on the total shares outstanding on the ex-dividend date. No class has preferential dividend rights. Differences in per share dividend rates generally result from the relative weighting of pro rata income and realized gain allocations and from differences in separate class expenses, including distribution and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

Effective September 2, 2003, International Value was closed to new investors except for shares purchased (1) through the reinvestment of dividends and distributions; (2) by 401(k), 403(b) and 457 plans that have selected International Value as an investment option prior to May 17, 2002; (3) by shareholders participating in mutual fund wrap fee programs who were invested in International Value prior to May 17, 2002; or (4) by new 401(k), 403(b) and 457 plans and new shareholders participating in mutual fund wrap fee programs subject to approval by the Investment Adviser and Sub-Adviser based on their assessment of the Fund's ability to invest the monies consistent with the Fund's objectives in light of market conditions, the size of the purchase, and other relevant factors relating to International Value. International Value may reopen in the future subject to the discretion of the Board of Trustees ("Board").

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A. SECURITY VALUATION. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing price. Securities traded on an exchange or NASDAQ for which there has been no sale, securities traded in the over-the-counter-market and gold and silver bullion are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by each Fund's custodian. Debt securities are valued at bid prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Fund's valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Securities and assets for which market quotations are not readily available which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Funds' Board, in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, (which close earlier than the time that a Fund calculates its net asset value may also be valued at their fair values as determined in good faith by or under the supervision of a Fund's Board, in accordance with methods that are specifically authorized by the Board. If a significant event which is likely to impact the value of one or more foreign securities held by a Fund occurs after the time at which the foreign market for such security(ies) closes but before the time that the Fund's net asset value is calculated on any business day, such event may be taken into account in determining the fair value of such security(ies) at the time the Fund calculates its net asset value. For these purposes, significant events after the close of trading on a foreign market may include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its net asset value. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment, and the fair value assigned to a security may not represent the actual value that a Fund could obtain if it were to sell the security at the time of the close of the NYSE. Investments in securities maturing in less than 60 days are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS AND REVENUE RECOGNITION. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C. FOREIGN CURRENCY TRANSLATION. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

     (1) Market value of investment securities, other assets and liabilities -- at the exchange rates prevailing at the end of the day.

     (2) Purchases and sales of investment securities, income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.

   Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities that are subject to foreign withholding tax upon disposition, liabilities are recorded on the statement of assets and liabilities for the estimated tax withholding based on the securities' current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

   Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. Government securities. These risks include but are not limited to re-evaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. Government securities.

D. FOREIGN CURRENCY TRANSACTIONS. Certain Funds may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or uses forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

   Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and securities indices, for hedging purposes only. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margin and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. DISTRIBUTIONS TO SHAREHOLDERS. The Funds record distributions to their shareholders on ex-dividend date. Each Fund pays dividends and capital gains, if any, annually.

F. FEDERAL INCOME TAXES. It is the policy of the Funds, to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax provision is not required. In addition, by distributing during each calendar year substantially all of its net investment income and net realized capital gains, each Fund intends not to be subject to any federal excise tax.

   The Funds may utilize equalization accounting for tax purposes, where by a portion of redemption payments are treated as distributions of income or gain.

   The Board intends to offset any net capital gains with any available capital loss carryforward until each carryforward has been fully utilized or expires. In addition, no capital gain distribution shall be made until the capital loss carryforward has been fully utilized or expires

G. USE OF ESTIMATES. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America for investment companies. Actual results could differ from these estimates.

H. REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System or with member banks of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will always receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. If the seller defaults, a Fund might incur a loss or delay in the realization of proceeds if the value of security collateralizing the repurchase agreement declines, and it might incur disposition costs in liquidating the collateral.

I. SECURITIES LENDING. Each Fund has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash or U.S. Government securities. Generally, in the event of counterparty default, the Fund has the right to use collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. No securities were on loan at October 31, 2003.

J. OPTIONS CONTRACTS. All Funds may purchase put and call options and may write
   (sell) put options and covered call options. The Funds may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Funds will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

K. ILLIQUID AND RESTRICTED SECURITIES. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Restricted securities are those sold under Rule 144A of the Securities Act of 1933 (1933 Act) or are securities offered pursuant to Section 4(2) of the 1933 Act, and are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board. The Funds may not invest more than 15% of their net assets in illiquid securities.

L. DELAYED DELIVERY TRANSACTION. The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of these securities is identified in the Funds' Portfolio. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to hold liquid assets as collateral with the Funds' custodian sufficient to cover the purchase price.

NOTE 3 -- INVESTMENT TRANSACTIONS

For the year ended October 31, 2003, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

                                   PURCHASES         SALES
                                   ---------         -----
Emerging Countries              $  140,318,744   $  168,670,167
Foreign                             14,158,468        2,829,898
International                       75,254,600       74,193,202
International SmallCap Growth      321,524,933      373,903,812
International Value                240,034,009      617,722,680
Worldwide Growth                   183,424,343      238,164,353

NOTE 4 -- REDEMPTION FEES

Effective November 1, 2001, International began imposing a 2% redemption fee on Class A shares redeemed (including in connection with an exchange) within 30 days or less from their date of purchase. The redemption fee is recorded as an addition to paid-in capital. Total redemption fee proceeds for the year ended October 31, 2003 were $306,800 and are set forth in the statements of changes in net assets. For the year ended October 31, 2002, the redemption fee proceeds were $132,507 and are set forth in the statement of changes in net assets.

NOTE 5 -- INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

Each of the Funds has entered into an Investment Management Agreement with ING Investments, LLC (the "Investment Manager", or the "Adviser"), a wholly-owned subsidiary of ING Groep N.V. ("ING"). The investment management agreements compensate the Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

                       AS A PERCENTAGE OF AVERAGE NET ASSETS
                       -------------------------------------
Emerging Countries     1.25%
Foreign                1.00% on the first $500 million; and
                       0.90% thereafter
International          1.00%
International
  SmallCap Growth      1.00% on first $500 million; 0.90% on
                       next $500 million; and 0.85% in excess
                       of $1 billion
International Value    1.00%

                       AS A PERCENTAGE OF AVERAGE NET ASSETS
                       -------------------------------------
Worldwide Growth       1.00% on first $250 million; 0.90% on
                       next $250 million; 0.80 on next $500
                       million; and 0.75 in excess of $1 billion

Julius Baer Investment Management Inc. ("JBIM"), a registered investment adviser wholly owned by the Julius Baer Group, services as Sub-Adviser to the Foreign Fund pursuant to a Subadvisory agreement between the Adviser and JBIM.

Effective August 1, 2003, Aeltus Investment Management, Inc. ("ING Aeltus"), a registered investment adviser serves as Sub-Adviser to International and Worldwide Growth Funds pursuant to a Subadvisory agreement between the Adviser and ING Aeltus. Both the Adviser and ING Aeltus are indirect, wholly owned subsidiaries of ING and affiliates of each other.

Nicholas-Applegate Capital Management ("NACM"), a registered investment advisor, serves as a Sub-Adviser to the International SmallCap Growth Fund pursuant to a Subadvisory agreement between the Adviser and NACM.

Brandes Investment Partners, LLC ("Brandes"), a registered investment advisor, serves as a Sub-Adviser to the International Value Fund pursuant to a Subadvisory agreement between the Adviser and Brandes.

ING Investment Management Advisors B.V. ("IIMA"), a registered investment advisor, serves as Sub-Adviser to the Emerging Countries Fund pursuant to a Subadvisory agreement between the Adviser and IIMA.

ING Funds Services, LLC (the "Administrator" or "IFS"), serves as administrator to each Fund. IFS is a wholly-owned indirect subsidiary of ING. The Funds pay the Administrator a fee calculated at an annual rate of 0.10% of each Fund's average daily net assets.

International Value Fund also pays IFS an annual shareholder account-servicing fee of $5.00, payable quarterly, for each account of beneficial owners of shares.

NOTE 6 -- DISTRIBUTION AND SERVICE FEES

Each share class of the Funds has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"), whereby ING Funds Distributor, LLC (the "Distributor"), a wholly-owned indirect subsidiary of ING, is reimbursed or compensated (depending on the class of shares) by the Funds for expenses incurred in the distribution of each Funds' shares ("Distribution Fees"). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month for actual expenses incurred in the distribution and promotion of each Fund's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees ("Service Fees") paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor a combined Distribution and Service Fee based on average daily net assets at the following annual rates:

                CLASS A    CLASS B    CLASS C    CLASS I   CLASS M   CLASS Q
                -------    -------    -------    -------   -------   -------
Emerging
   Countries      0.35%      1.00%      1.00%       N/A      0.75%     0.25%
Foreign           0.25%      1.00%      1.00%       N/A       N/A      0.25%
International     0.25%      1.00%      1.00%       N/A       N/A      0.25%
International
   SmallCap
   Growth         0.35%      1.00%      1.00%       N/A       N/A      0.25%
International
   Value          0.30%      1.00%      1.00%       N/A       N/A      0.25%
Worldwide
   Growth         0.35%      1.00%      1.00%       N/A       N/A      0.25%

Fees paid to the Distributor by class during the year ended October 31, 2003 are shown in the accompanying Statements of Operations.

The Distributor also receives the proceeds of the initial sales charge paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions for Class A, Class B, and Class C shares. For the year ended October 31, 2003, the Distributor retained the following amounts in sales charges for the Funds:

                              CLASS A        CLASS B        CLASS C        CLASS M
                               SHARES         SHARES         SHARES         SHARES
                               ------         ------         ------         ------
Initial Sales Charges       $     37,086            n/a            n/a   $        236
Contingent Deferred Sales
   Charges                  $    179,532   $          0   $    120,689            n/a

NOTE 7 -- OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

At October 31, 2003, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (See Notes 5 and 6):

                              ACCRUED                            ACCRUED
                             INVESTMENT       ACCRUED          SHAREHOLDER
                             MANAGEMENT   ADMINISTRATIVE      SERVICES AND
                                FEES           FEES         DISTRIBUTION FEES     TOTAL
                                ----           ----         -----------------     -----
Emerging
   Countries                $    123,992   $      9,919        $     48,165    $    182,076
Foreign                            8,684            868               5,146          14,698
International                     98,096          8,109              35,088         141,293
International
SmallCap
Growth                           283,089         28,309             152,952         464,350
International
   Value                       2,708,826        426,038           1,312,036       4,446,900
Worldwide
   Growth                        124,134         12,413              88,029         224,576

At October 31, 2003, the following wholly-owned indirect subsidiaries of ING owned the following Funds:

ING Life Insurance and Annuity Company - International Fund (12.4%)

ING Investments, LLC -- Foreign Fund (7.8%)

ING National Trust - International Fund (11.3%)

Investment activities of these shareholders could have material impact on the Funds.

Each Fund has adopted a Retirement Policy covering all independent trustees of the Fund who will have served as an independent trustee for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement.

NOTE 8 -- OTHER ACCRUED EXPENSES AND LIABILITIES

At October 31, 2003, the following Funds had following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:

                                     PAYABLE FOR
                                     CUSTODY FEES
                                     ------------
Emerging Countries                   $     99,950
International                              41,624
International SmallCap Growth              91,519

                                      PAYABLE FOR
                                       TRANSFER
                                      AGENT FEES
                                     ------------
Emerging Countries                   $     85,393
International                              72,798
International SmallCap Growth             249,846
International Value                     1,515,405
Worldwide Growth                           76,954

                                      PAYABLE FOR
                                      SHAREHOLDER
                                       REPORTING
                                        EXPENSE
                                     ------------
International                        $     38,348
International SmallCap Growth              89,589
International Value                       750,614
Worldwide Growth                          166,408

                                      PAYABLE FOR
                                       ESTIMATED
                                       INDIA TAX
                                     ------------
Emerging Countries                   $    132,836

NOTE 9 -- EXPENSE LIMITATIONS

For the following Funds, the Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

Maximum Operating Expense Limit (as a percentage of average net assets)

                CLASS A    CLASS B    CLASS C    CLASS I   CLASS M    CLASS Q
                 SHARES     SHARES     SHARES     SHARES    SHARES     SHARES
                 ------     ------     ------     ------    ------     ------
Emerging
   Countries      2.25%      2.90%      2.90%       N/A      2.65%      2.15%
Foreign           1.95%      2.70%      2.70%      1.60%      N/A       1.85%
International     1.95%      2.70%      2.70%      1.60%      N/A       1.85%

                CLASS A    CLASS B    CLASS C    CLASS I   CLASS M    CLASS Q
                 SHARES     SHARES     SHARES     SHARES    SHARES     SHARES
                 ------     ------     ------     ------    ------     ------
International
   SmallCap
   Growth         1.95%      2.60%      2.60%       N/A       N/A       1.85%
International
   Value           N/A        N/A        N/A        N/A       N/A        N/A
Worldwide
   Growth         1.85%      2.50%      2.50%       N/A       N/A       1.75%

For International Fund, the voluntary expense limits provided above were effective July 1, 2003.

Each Fund will at a later date reimburse the Investment Manager for management fees waived and other expenses assumed by the Investment Manager during the previous 36 months, but only if, after such reimbursement, the Fund's expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Manager of such waived and reimbursed fees are reflected net on the accompanying Statements of Operations for each Fund. Amounts payable by the Investment Manager are reflected on the accompanying statements of Assets and Liabilities for each Fund.

As of October 31, 2003, the cumulative amounts of reimbursed fees that are subject to possible recoupment by the Investment Manager are as follows:

Emerging Countries                      $   57,128
Foreign                                     70,612
International                               43,933
International SmallCap Growth              106,688
Worldwide Growth                           812,316

NOTE 10 -- LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Adviser, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with The Bank of New York for an aggregate amount of $150,000,000. The proceeds may be used only to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.

The following Funds utilized the line of credit during the year ended October 31, 2003:

                                         APPROXIMATE       APPROXIMATE
                             DAYS       AVERAGE DAILY    WEIGHTED AVERAGE
                           UTILIZED        BALANCE        INTEREST RATE
                           --------        -------        -------------
Emerging Countries            137       $  4,011,255           1.60%
International                   1          2,290,000           1.75%
International SmallCap         20          3,322,650           1.46%
International Value             7          2,280,000           1.80%
Worldwide Growth               17          1,590,588           1.66%

NOTE 11 -- CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

                                                 CLASS A SHARES                        CLASS B SHARES
                                        ----------------------------------    ----------------------------------
                                             YEAR               YEAR               YEAR               YEAR
                                             ENDED              ENDED              ENDED              ENDED
                                          OCTOBER 31,        OCTOBER 31,        OCTOBER 31,        OCTOBER 31,
                                             2003               2002               2003               2002
                                             ----               ----               ----               ----
EMERGING COUNTRIES (NUMBER OF SHARES)
Shares sold                                  15,077,519         11,599,557             84,548            171,877
Shares issued in merger                              --            407,103                 --            276,180
Dividends reinvested                                 --                121                 --                 --
Shares redeemed                             (15,912,953)       (12,682,825)          (349,157)          (461,156)
                                        ---------------    ---------------    ---------------    ---------------
Net decrease in shares outstanding             (835,434)          (676,044)          (264,609)           (13,099)
                                        ===============    ===============    ===============    ===============

EMERGING COUNTRIES ($)
Shares sold                             $   209,705,771    $   161,276,949    $     1,250,314    $     2,478,236
Shares issued in merger                              --          5,280,325                 --          3,558,403
Dividends reinvested                                 --              1,567                 --                 --
Shares redeemed                            (222,355,701)      (177,404,620)        (4,809,392)        (6,402,316)
                                        ---------------    ---------------    ---------------    ---------------
Net decrease                            $   (12,649,930)   $   (10,845,779)   $    (3,559,078)   $      (365,677)
                                        ===============    ===============    ===============    ===============

                                                 CLASS C SHARES
                                        ----------------------------------
                                             YEAR               YEAR
                                             ENDED              ENDED
                                          OCTOBER 31,        OCTOBER 31,
                                             2003               2002
                                             ----               ----
EMERGING COUNTRIES (NUMBER OF SHARES)
Shares sold                                     352,142            361,853
Shares issued in merger                              --                 --
Dividends reinvested                                 --                 --
Shares redeemed                                (544,473)          (671,785)
                                        ---------------    ---------------
Net decrease in shares outstanding             (192,331)          (309,932)
                                        ===============    ===============

EMERGING COUNTRIES ($)
Shares sold                             $     4,452,036    $     5,122,486
Shares issued in merger                              --                 --
Dividends reinvested                                 --                 --
Shares redeemed                              (6,896,237)        (9,265,932)
                                        ---------------    ---------------
Net decrease                            $    (2,444,201)   $    (4,143,446)
                                        ===============    ===============

                                                 CLASS Q SHARES                        CLASS M SHARES
                                        ----------------------------------    ----------------------------------
                                             YEAR               YEAR               YEAR             AUGUST 5,
                                             ENDED              ENDED              ENDED             2002 TO
                                          OCTOBER 31,        OCTOBER 31,        OCTOBER 31,        OCTOBER 31,
                                             2003               2002               2003              2002(1)
                                             ----               ----               ----              -------
EMERGING COUNTRIES (NUMBER OF SHARES)
Shares sold                                  12,331,900          3,391,625              3,626                921
Shares issued in merger                              --                 --                 --             92,645
Dividends reinvested                                 --                 72                 --                 --
Shares redeemed                             (12,967,395)        (3,924,951)           (22,486)            (2,436)
                                        ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in shares
  outstanding                                  (635,495)          (533,254)           (18,860)            91,130
                                        ===============    ===============    ===============    ===============

EMERGING COUNTRIES ($)
Shares sold                             $   173,161,999    $    47,255,785    $        47,863    $        11,570
Shares issued in merger                              --                 --                 --          1,201,548
Dividends reinvested                                 --                970                 --                 --
Shares redeemed                            (183,269,201)       (54,959,947)          (297,464)           (30,431)
                                        ---------------    ---------------    ---------------    ---------------
Net increase (decrease)                 $   (10,107,202)   $    (7,703,192)   $      (249,601)   $     1,182,687
                                        ===============    ===============    ===============    ===============

                                         CLASS A SHARES     CLASS B SHARES     CLASS C SHARES     CLASS I SHARES     CLASS Q SHARES
                                        ---------------    ---------------    ---------------    ---------------    ---------------
                                            JULY 1,            JULY 8,            JULY 3,         SEPTEMBER 10,        JULY 11,
                                            2003 TO            2003 TO            2003 TO            2003 TO            2003 TO
                                          OCTOBER 31,        OCTOBER 31,        OCTOBER 31,        OCTOBER 31,        OCTOBER 31,
                                            2003(1)            2003(1)            2003(1)            2003(1)            2003(1)
                                            -------            -------            -------            -------            -------
FOREIGN (NUMBER OF SHARES)
Shares sold                                     702,682            124,952            513,787             16,997             62,839
Shares redeemed                                (103,607)            (2,654)            (5,086)                --            (24,630)
                                        ---------------    ---------------    ---------------    ---------------    ---------------
Net increase in shares outstanding              599,075            122,298            508,701             16,997             38,209
                                        ===============    ===============    ===============    ===============    ===============

FOREIGN ($)
Shares sold                             $     7,385,657    $     1,332,337    $     5,506,304    $       185,032    $       660,039
Shares redeemed                              (1,050,695)           (28,662)           (55,392)               (39)          (270,197)
                                        ---------------    ---------------    ---------------    ---------------    ---------------
Net increase                            $     6,334,962    $     1,303,675    $     5,450,912    $       184,993    $       389,842
                                        ===============    ===============    ===============    ===============    ===============

----------
(1) Commencement of operations of class.

                                                 CLASS A SHARES                        CLASS B SHARES
                                        ----------------------------------    ----------------------------------
                                             YEAR               YEAR               YEAR               YEAR
                                             ENDED              ENDED              ENDED              ENDED
                                          OCTOBER 31,        OCTOBER 31,        OCTOBER 31,        OCTOBER 31,
                                             2003               2002               2003               2002
                                             ----               ----               ----               ----
INTERNATIONAL (NUMBER OF SHARES)
Shares sold                                   7,762,080          8,189,311            411,047            455,458
Shares issued in merger                              --            818,729                 --          1,223,633
Dividends reinvested                             14,078                 --                 --                 --
Shares redeemed                              (8,754,777)        (7,499,690)          (378,329)          (440,191)
                                        ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in shares
  outstanding                                  (978,619)         1,508,350             32,718          1,238,900
                                        ===============    ===============    ===============    ===============

INTERNATIONAL ($)
Shares sold                             $    55,834,069    $    62,922,949    $     2,964,613    $     3,482,361
Shares issued in merger                              --          7,189,923                 --         10,596,499
Dividends reinvested                            100,936                 --                 --                 --
Redemption fee proceeds                         306,800            132,507                 --                 --
Shares redeemed                             (62,551,570)       (59,009,071)        (2,692,370)        (3,410,635)
                                        ---------------    ---------------    ---------------    ---------------
Net increase (decrease)                 $    (6,309,765)   $    11,236,308    $       272,243    $    10,668,225
                                        ===============    ===============    ===============    ===============

                                                 CLASS C SHARES
                                        ----------------------------------
                                             YEAR               YEAR
                                             ENDED              ENDED
                                          OCTOBER 31,        OCTOBER 31,
                                             2003               2002
                                             ----               ----
INTERNATIONAL (NUMBER OF SHARES)
Shares sold                                     687,730            974,161
Shares issued in merger                              --          1,243,707
Dividends reinvested                                223                 --
Shares redeemed                                (714,120)          (614,252)
                                        ---------------    ---------------
Net increase (decrease) in shares
  outstanding                                   (26,167)         1,603,616
                                        ===============    ===============

INTERNATIONAL ($)
Shares sold                             $     4,915,756    $     7,381,467
Shares issued in merger                              --         10,762,961
Dividends reinvested                              1,567                 --
Redemption fee proceeds                              --                 --
Shares redeemed                              (5,079,397)        (4,729,016)
                                        ---------------    ---------------
Net increase (decrease)                 $      (162,074)   $    13,415,412
                                        ===============    ===============

                                                 CLASS I SHARES                        CLASS Q SHARES
                                        ----------------------------------    ----------------------------------
                                             YEAR            JANUARY 15,           YEAR               YEAR
                                             ENDED             2002 TO             ENDED              ENDED
                                          OCTOBER 31,        OCTOBER 31,        OCTOBER 31,        OCTOBER 31,
                                             2003              2002(1)             2003               2002
                                             ----              -------             ----               ----
INTERNATIONAL (NUMBER OF SHARES)
Shares sold                                   4,236,967          3,152,664          9,642,227            471,191
Shares issued in merger                              --                 --                 --            993,513
Dividends reinvested                              7,018                 --              6,300                 --
Shares redeemed                              (3,777,860)        (2,248,030)        (8,885,673)          (478,675)
                                        ---------------    ---------------    ---------------    ---------------
Net increase in shares outstanding              466,125            904,634            762,854            986,029
                                        ===============    ===============    ===============    ===============

INTERNATIONAL ($)
Shares sold                             $    31,427,964    $    25,021,083    $    71,887,675    $     3,563,197
Shares issued in merger                              --                 --                 --          8,727,522
Dividends reinvested                             50,182                 --             44,920                 --
Shares redeemed                             (28,083,521)       (17,592,690)       (66,455,504)        (3,696,166)
                                        ---------------    ---------------    ---------------    ---------------
Net increase                            $     3,394,625    $     7,428,393    $     5,477,091    $     8,594,553
                                        ===============    ===============    ===============    ===============

                                                 CLASS A SHARES                        CLASS B SHARES
                                        ----------------------------------    ----------------------------------
                                             YEAR               YEAR               YEAR               YEAR
                                             ENDED              ENDED              ENDED              ENDED
                                          OCTOBER 31,        OCTOBER 31,        OCTOBER 31,        OCTOBER 31,
                                             2003               2002               2003               2002
                                             ----               ----               ----               ----
INTERNATIONAL SMALLCAP GROWTH
   (NUMBER OF SHARES)
Shares sold                                  19,584,957         29,014,063            259,509            599,756
Shares redeemed                             (20,385,263)       (29,337,016)          (645,907)        (1,096,685)
                                        ---------------    ---------------    ---------------    ---------------
Net decrease in shares outstanding             (800,306)          (322,953)          (386,398)          (496,929)
                                        ===============    ===============    ===============    ===============

INTERNATIONAL SMALLCAP GROWTH ($)
Shares sold                             $   382,529,561    $   632,348,151    $     5,554,909    $    13,965,766
Shares redeemed                            (401,765,381)      (642,058,647)       (13,344,655)       (25,182,365)
                                        ---------------    ---------------    ---------------    ---------------
Net decrease                            $   (19,235,820)   $    (9,710,496)   $    (7,789,746)   $   (11,216,599)
                                        ===============    ===============    ===============    ===============

                                                 CLASS C SHARES
                                        ----------------------------------
                                             YEAR               YEAR
                                             ENDED              ENDED
                                          OCTOBER 31,        OCTOBER 31,
                                             2003               2002
                                             ----               ----
INTERNATIONAL SMALLCAP GROWTH
  (NUMBER OF SHARES)
Shares sold                                   1,022,290          1,192,193
Shares redeemed                              (1,596,079)        (1,824,566)
                                        ---------------    ---------------
Net decrease in shares outstanding             (573,789)          (632,373)
                                        ===============    ===============

INTERNATIONAL SMALLCAP GROWTH ($)
Shares sold                             $    19,024,592    $    25,346,123
Shares redeemed                             (29,846,873)       (38,544,051)
                                        ---------------    ---------------
Net decrease                            $   (10,822,281)   $   (13,197,928)
                                        ===============    ===============

----------
(1) Commencement of operations of class

                                                 CLASS Q SHARES
                                        ----------------------------------
                                             YEAR               YEAR
                                             ENDED              ENDED
                                          OCTOBER 31,        OCTOBER 31,
                                             2003               2002
                                             ----               ----
INTERNATIONAL SMALLCAP GROWTH
  (NUMBER OF SHARES)
Shares sold                                  18,417,622          6,300,682
Shares redeemed                             (19,100,237)        (6,626,006)
                                        ---------------    ---------------
Net decrease in shares outstanding             (682,615)          (325,324)
                                        ===============    ===============

INTERNATIONAL SMALLCAP GROWTH ($)
Shares sold                             $   386,181,572    $   143,123,447
Shares redeemed                            (402,650,057)      (150,812,281)
                                        ---------------    ---------------
Net decrease                            $   (16,468,485)   $    (7,688,834)
                                        ===============    ===============

                                                 CLASS A SHARES                        CLASS B SHARES
                                        ----------------------------------    ----------------------------------
                                             YEAR               YEAR               YEAR               YEAR
                                             ENDED              ENDED              ENDED              ENDED
                                          OCTOBER 31,        OCTOBER 31,        OCTOBER 31,        OCTOBER 31,
                                             2003               2002               2003               2002
                                             ----               ----               ----               ----
INTERNATIONAL VALUE (NUMBER OF
  SHARES)
Shares sold                                  26,629,999        119,238,378            789,733          9,034,613
Dividends reinvested                          2,380,188          2,046,200            522,401            542,229
Shares redeemed                             (39,577,685)       (87,913,712)        (6,780,391)        (7,613,839)
                                        ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in shares
  outstanding                               (10,567,498)        33,370,866         (5,468,257)         1,963,003
                                        ===============    ===============    ===============    ===============

INTERNATIONAL VALUE ($)
Shares sold                             $   300,379,527    $ 1,522,323,967    $     8,617,865    $   114,916,200
Dividends reinvested                         24,301,715         25,679,811          5,265,802          6,739,902
Shares redeemed                            (433,441,524)    (1,107,047,090)       (72,491,973)       (89,774,421)
                                        ---------------    ---------------    ---------------    ---------------
Net increase (decrease)                 $  (108,760,282)   $   440,956,688    $   (58,608,306)   $    31,881,681
                                        ===============    ===============    ===============    ===============

                                                 CLASS C SHARES
                                        ----------------------------------
                                             YEAR               YEAR
                                             ENDED              ENDED
                                          OCTOBER 31,        OCTOBER 31,
                                             2003               2002
                                             ----               ----
INTERNATIONAL VALUE (NUMBER OF
  SHARES)
Shares sold                                     366,016         18,810,213
Dividends reinvested                            793,701            774,598
Shares redeemed                             (10,503,035)       (13,237,481)
                                        ---------------    ---------------
Net increase (decrease) in shares
  outstanding                                (9,343,318)         6,347,330
                                        ===============    ===============

INTERNATIONAL VALUE ($)
Shares sold                             $     3,763,939    $   239,956,133
Dividends reinvested                          7,984,632          9,605,012
Shares redeemed                            (111,900,151)      (159,086,448)
                                        ---------------    ---------------
Net increase (decrease)                 $  (100,151,580)   $    90,474,697
                                        ===============    ===============

                                                 CLASS I SHARES                        CLASS Q SHARES
                                        ----------------------------------    ----------------------------------
                                             YEAR               YEAR               YEAR               YEAR
                                             ENDED              ENDED              ENDED              ENDED
                                          OCTOBER 31,        OCTOBER 31,        OCTOBER 31,        OCTOBER 31,
                                             2003               2002               2003               2002
                                             ----               ----               ----               ----
INTERNATIONAL VALUE (NUMBER OF
  SHARES)
Shares sold                                   5,744,382         24,400,308            414,335          3,129,171
Dividends reinvested                            960,472            431,858             55,079             61,189
Shares redeemed                              (7,324,179)        (7,442,390)        (1,192,380)        (3,233,666)
                                        ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in shares
  outstanding                                  (619,325)        17,389,776           (722,966)           (43,306)
                                        ===============    ===============    ===============    ===============

INTERNATIONAL VALUE ($)
Shares sold                             $    64,019,780    $   311,346,171    $     4,342,982    $    40,891,856
Dividends reinvested                          9,787,206          5,411,186            562,357            769,149
Shares redeemed                             (81,395,062)       (88,175,138)       (12,908,381)       (41,911,766)
                                        ---------------    ---------------    ---------------    ---------------
Net increase (decrease)                 $    (7,588,076)   $   228,582,219    $    (8,003,042)   $      (250,761)
                                        ===============    ===============    ===============    ===============

                                                 CLASS A SHARES                        CLASS B SHARES
                                        ----------------------------------    ----------------------------------
                                             YEAR               YEAR               YEAR               YEAR
                                             ENDED              ENDED              ENDED              ENDED
                                          OCTOBER 31,        OCTOBER 31,        OCTOBER 31,        OCTOBER 31,
                                             2003               2002               2003               2002
                                             ----               ----               ----               ----
WORLDWIDE GROWTH (NUMBER OF SHARES)
Shares sold                                  12,783,099         10,042,589             74,457            130,581
Shares redeemed                             (14,551,712)       (13,104,424)          (713,016)        (1,486,694)
                                        ---------------    ---------------    ---------------    ---------------
Net decrease in shares outstanding           (1,768,613)        (3,061,835)          (638,559)        (1,356,113)
                                        ===============    ===============    ===============    ===============

WORLDWIDE GROWTH ($)
Shares sold                             $   161,726,758    $   145,141,054    $     1,068,420    $     2,247,925
Shares redeemed                            (185,501,020)      (192,304,536)       (10,063,284)       (24,337,790)
                                        ---------------    ---------------    ---------------    ---------------
Net increase (decrease)                 $   (23,774,262)   $   (47,163,482)   $    (8,994,864)   $   (22,089,865)
                                        ===============    ===============    ===============    ===============

                                                 CLASS C SHARES
                                        ----------------------------------
                                             YEAR               YEAR
                                             ENDED              ENDED
                                          OCTOBER 31,        OCTOBER 31,
                                             2003               2002
                                             ----               ----
WORLDWIDE GROWTH (NUMBER OF SHARES)
Shares sold                                     525,179            372,981
Shares redeemed                              (1,639,911)        (2,833,697)
                                        ---------------    ---------------
Net decrease in shares outstanding           (1,114,732)        (2,460,716)
                                        ===============    ===============

WORLDWIDE GROWTH ($)
Shares sold                             $     6,434,456    $     5,747,691
Shares redeemed                             (20,391,680)       (41,522,976)
                                        ---------------    ---------------
Net increase (decrease)                 $   (13,957,224)   $   (35,775,285)
                                        ===============    ===============

                                                 CLASS Q SHARES
                                        ----------------------------------
                                             YEAR               YEAR
                                             ENDED              ENDED
                                          OCTOBER 31,        OCTOBER 31,
                                             2003               2002
                                             ----               ----
WORLDWIDE GROWTH (NUMBER OF SHARES)
Shares sold                                   8,644,664          2,165,766
Shares redeemed                              (8,840,185)        (2,555,640)
                                        ---------------    ---------------
Net decrease in shares outstanding             (195,521)          (389,874)
                                        ===============    ===============

WORLDWIDE GROWTH ($)
Shares sold                             $   127,952,864    $    35,266,752
Shares redeemed                            (130,999,382)       (42,294,829)
                                        ---------------    ---------------
Net decrease                            $    (3,046,518)   $    (7,028,077)
                                        ===============    ===============

NOTE 12 -- ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Funds' Board, the following securities have been deemed to be illiquid. The Funds currently limit investment in illiquid securities to 15% of the Fund's net assets, at market value, at time of purchase.

                                                   INITIAL                                  PERCENT
                                                 ACQUISITION                                OF NET
FUND                  SECURITY          SHARES      DATE          COST         VALUE        ASSETS
----                  --------          ------      ----          ----         -----        ------
Emerging
  Countries     Larsen & Toubro Ltd.   240,000     10/31/01     $ 825,661    $ 2,154,016     1.8%

NOTE 13 -- REORGANIZATIONS

On May 17, 2002 and August 2, 2002, certain Funds, as listed below (each an "Acquiring Fund"), acquired the assets and certain liabilities of other Funds, also listed below (each an "Acquired Fund"), in a tax -- free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in Note 11 -- Capital Shares. The Adviser and the Funds allocated the cost associated with the Reorganization equally. Net assets and unrealized appreciation/(depreciation) as of the reorganization date were as follows:

                                                                                                                 ACQUIRED FUND
                                                                                                                   UNREALIZED
   ACQUIRING                   ACQUIRED               TOTAL NET ASSETS OF         TOTAL NET ASSETS OF             APPRECIATION/
     FUND                        FUND                ACQUIRED FUND (000'S)      ACQUIRING FUND (000'S)        (DEPRECIATION)(000'S)
     ----                        ----                ---------------------      ----------------------        ---------------------
Emerging Countries       Asia-Pacific Equity                $ 10,040                    $ 108,280                    $ (4,828)
International            International Core Growth            37,277                       48,767                       1,524

The net assets of Emerging Countries and International after the acquisitions were approximately $118,319,926 and $86,044,454, respectively.

NOTE 14 -- CONCENTRATION OF RISKS

FOREIGN SECURITIES (ALL FUNDS). Investments in foreign securities may entail risks not present in domestic investments. Since investments of securities are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as from movements in currency, security value and interest rate, all of which could affect the market and/or credit risk of the investments.

EMERGING MARKETS INVESTMENTS (ALL FUNDS). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries.

NOTE 15 -- FEDERAL INCOME TAXES

During the fiscal year ended October 31, 2003, the foreign taxes paid or withheld were $1,215, $225,485, $8,984,162, $100,390, on foreign source income for Foreign Fund, International Fund and International Value Fund, respectively.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid. Dividends paid by the Funds from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions were as follow:

                        ORDINARY          LONG-TERM
                         INCOME         CAPITAL GAINS
                         ------         -------------
International         $    265,181       $         --
International Value     25,983,597         37,067,031

YEAR ENDED              ORDINARY          LONG-TERM
OCTOBER 31, 2002:        INCOME         CAPITAL GAINS
                         ------         -------------
Emerging Countries    $      2,891       $         --
International Value     19,220,965         45,599,213

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. Key differences are the treatment of short-term capital gains, foreign currency transactions, wash sale deferrals, organization costs and other temporary differences. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. To the extent distributions exceed net investment income and/or net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.

Accordingly, the following amounts represent current year permanent tax differences that have been reclassified as of October 31, 2003:

                                                       ACCUMULATED
                                      UNDISTRIBUTED   NET REALIZED
                                          NET             GAINS
                        PAID-IN        INVESTMENT      (LOSSES) ON
                        CAPITAL          INCOME        INVESTMENTS
                        -------       ------------    ------------
Emerging Countries    $         --    $    272,385    $   (272,385)
Foreign                    (55,357)         73,322         (17,965)
International                   --         (31,040)         31,040
International
   SmallCap Growth              --         741,287        (741,287)
International Value             --       1,833,676      (1,833,676)
Worldwide Growth        (1,106,717)      1,046,259          60,458

Capital loss carryforwards, which may be used to offset future realized capital gains for federal income tax purposes were as follows at October 31, 2003:

                                                        EXPIRATION
                                        AMOUNT            DATES
                                     -------------    ---------------
Emerging Countries                   $ 170,443,085    2005, 2007-2010
International                           37,788,257          2007-2011
International
   SmallCap Growth                     237,702,930          2008-2010
International Value                     98,526,506               2011
Worldwide Growth                       235,346,672          2008-2011

The following represents the tax-basis components of distributable earnings as of October 31, 2003:

                UNDISTRIBUTED                          CAPITAL       UNDISTRIBUTED
                  ORDINARY          UNREALIZED          LOSS           LONG TERM
                   INCOME         APPRECIATION      CARRYFORWARDS      GAIN/LOSS
                --------------   --------------    --------------    --------------
Emerging
   Countries    $      436,002   $   33,118,086    $ (170,443,085)   $           --
Foreign                117,485          436,142                --                --
International          142,522       10,472,665       (37,788,257)               --
International
   SmallCap
   Growth               58,426       82,015,071      (237,702,930)               --
International
   Value            15,253,442      (91,077,118)      (98,526,506)               --

NOTE 16 -- CHANGE IN FUNDS' AUDITORS (UNAUDITED)

PricewaterhouseCoopers, LLP ("PwC") served as independent auditors for the Funds. On May 28, 2003, the Funds' Board dismissed PwC and selected KPMG LLP ("KPMG") as independent auditors for the Funds for the fiscal year ended October 31, 2003 upon the recommendation of the Funds' Audit Committee. During the two most recent fiscal years and through May 28, 2003, there was no disagreement with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to PwC's satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. The audit reports of PwC on the financial statements of the ING Emerging Countries Fund, ING International Fund, ING International SmallCap Growth Fund, ING International Value Fund and ING Worldwide Growth Fund as of and for the periods or years ended October 31, 2002 and 2001 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

NOTE 17 -- OTHER INFORMATION (UNAUDITED)

As with many financial services companies, ING Investments and affiliates of ING Investments (collectively, "ING") have received requests for information from various governmental and self-regulatory agencies in connection with investigations related to trading in investment company shares. In each case, full cooperation and responses are being provided. ING is also conducting an internal review of investment company share trading as well as reviewing their policies and procedures in this area.

NOTE 18 -- SUBSEQUENT EVENT

For the Foreign Fund, effective December 1, 2003, the expense limitations for Classes A, B, C, I and Q are 1.70%, 2.45%, 2.45%, 1.35% and 1.60%, respectively.

ING
Emerging
Countries
Fund                             PORTFOLIO OF INVESTMENTS as of October 31, 2003

SHARES                                                                                            VALUE
-------------------------------------------------------------------------------------------------------------
COMMON STOCK: 90.8%
                         AUSTRIA: 0.6%
        16,400   @       Bank Austria Creditanstalt AG                                       $        714,556
                                                                                             ----------------
                                                                                                      714,556
                                                                                             ----------------
                         BRAZIL: 9.4%
        38,100           Banco Itau Holding
                           Financeira SA ADR                                                        1,556,385
        14,300           Brasil Telecom
                           Participacoes SA ADR                                                       522,236
        46,100             Cia de Bebidas
                           Das Americas ADR                                                           977,320
        58,000             Cia Energetica de Minas
                           Gerais ADR                                                                 849,120
        38,900           Cia Vale do Rio Doce ADR                                                   1,571,560
        36,800           Gerdau SA ADR                                                                535,808
       179,600           Petroleo Brasileiro
                           SA - Petrobras ADR                                                       3,908,096
        84,059           Tele Norte Leste
                           Participacoes SA ADR                                                     1,191,116
                                                                                             ----------------
                                                                                                   11,111,641
                                                                                             ----------------
                         CHILE: 1.2%
        33,000           Cia de Telecomunicaciones
                           de Chile SA ADR                                                            502,590
       131,900           Enersis SA ADR                                                               912,748
                                                                                             ----------------
                                                                                                    1,415,338
                                                                                             ----------------
                         CHINA: 2.7%
     1,596,000           China Oilfield Services Ltd.                                                 462,418
     1,746,000           China Petroleum &
                           Chemical Corp.                                                             578,950
     1,418,000           China Telecom Corp. Ltd.                                                     470,189
       334,000           Huaneng Power Intl., Inc.                                                    511,815
       203,000   @       Weiqiao Textile Co.                                                          237,879
     1,384,000           Zhejiang Expressway Co. Ltd.                                                 873,276
                                                                                             ----------------
                                                                                                    3,134,527
                                                                                             ----------------
                         HONG KONG: 3.1%
       541,500           China Mobile Ltd.                                                          1,537,540
       434,000           Citic Pacific Ltd.                                                         1,011,551
       239,000           Cnooc Ltd.                                                                   450,874
       702,000           Cofco Intl. Ltd.                                                             433,908
       302,000   @       Lee & Man Paper
                           Manufacturing Ltd.                                                         223,612
                                                                                             ----------------
                                                                                                    3,657,485
                                                                                             ----------------
                         HUNGARY: 0.4%
        19,815   @       OTP Bank Rt. GDR                                                             486,458
                                                                                             ----------------
                                                                                                      486,458
                                                                                             ----------------
                         INDIA: 5.2%
       240,000   I       Larsen & Toubro Ltd.                                                       2,154,016
        20,000           Ranbaxy Laboratories Ltd. GDR                                                458,000
       116,014   #       Reliance Industries Ltd. GDR                                               2,772,735
        91,300           Tata Motors Ltd. GDR                                                         766,920
                                                                                             ----------------
                                                                                                    6,151,671
                                                                                             ----------------
                         INDONESIA: 1.8%
       615,346   @       Astra Intl. Tbk PT                                                           315,042
     4,097,500   @       Bank Mandiri Persero PT                                                      458,145
       360,000           Gudang Garam Tbk PT                                                          557,171
     1,037,000           Telekomunikasi
                           Indonesia Tbk PT                                                  $        732,302
                                                                                             ----------------
                                                                                                    2,062,660
                                                                                             ----------------
                         ISRAEL: 2.1%
        26,500   @       Check Point
                           Software Technologies                                                      450,235
        36,200           Teva Pharmaceutical
                           Industries ADR                                                           2,059,418
                                                                                             ----------------
                                                                                                    2,509,653
                                                                                             ----------------
                         MALAYSIA: 4.6%
        14,700   @       Astro All Asia Networks PLC                                                   18,259
       418,000           Gamuda BHD                                                                   836,000
        94,600           Genting BHD                                                                  460,553
       221,200           Malayan Banking BHD                                                          593,747
       372,000           New Straits Times Press BHD                                                  405,284
     1,749,000           Public Bank BHD                                                            1,380,789
       292,000           Resorts World BHD                                                            845,263
       384,000           Telekom Malaysia Bhd                                                         929,684
                                                                                             ----------------
                                                                                                    5,469,579
                                                                                             ----------------
                         MEXICO: 6.6%
        69,700           America Movil SA de CV ADR                                                 1,658,860
        21,305           Cemex SA de CV ADR                                                           511,320
        15,700           Fomento Economico Mexicano
                           SA de CV ADR                                                               560,804
       948,100   @       Grupo Financiero
                           BBVA Bancomer                                                              804,724
       358,800   @       Grupo Mexico SA de CV                                                        629,189
        27,450           Grupo Televisa SA ADR                                                      1,063,688
        59,100           Telefonos de Mexico
                           SA de CV ADR                                                             1,900,066
        15,910           TV Azteca SA de CV ADR                                                       128,712
       189,600           Wal-Mart de Mexico SA de CV                                                  528,714
                                                                                             ----------------
                                                                                                    7,786,077
                                                                                             ----------------
                         PHILIPPINES: 0.3%
     3,152,000           Ayala Land, Inc.                                                             370,388
                                                                                             ----------------
                                                                                                      370,388
                                                                                             ----------------
                         POLAND: 0.9%
        14,100           Bank Pekao SA GDR                                                            406,362
       182,200           Telekomunikacja Polska SA GDR                                                630,412
                                                                                             ----------------
                                                                                                    1,036,774
                                                                                             ----------------
                         RUSSIA: 4.2%
        26,000           LUKOIL ADR                                                                 2,113,800
        40,289           OAO Gazprom ADR                                                              965,503
        19,200           Surgutneftegaz ADR                                                           476,928
        30,175           YUKOS ADR                                                                  1,394,085
                                                                                             ----------------
                                                                                                    4,950,316
                                                                                             ----------------
                         SOUTH AFRICA: 7.4%
       210,000           Absa Group Ltd.                                                            1,213,706
       780,000           Firstrand Ltd.                                                               921,972
       109,600           Gold Fields Ltd. ADR                                                       1,569,472
        49,800           Harmony Gold
                           Mining Co. Ltd. ADR                                                        752,976
        11,500           Impala Platinum Holdings Ltd.                                              1,056,599
       263,000   @       MTN Group Ltd.                                                               942,146
        18,300           Sappi Ltd.                                                                   231,543

                 See Accompanying Notes to Financial Statements

ING
Emerging
Countries
Fund                 PORTFOLIO OF INVESTMENTS as of October 31, 2003 (Continued)

SHARES                                                                                            VALUE
-------------------------------------------------------------------------------------------------------------
                         SOUTH AFRICA (CONTINUED)
        40,500           Sappi Ltd. ADR                                                      $        518,400
       304,000           Standard Bank Group Ltd.                                                   1,473,044
                                                                                             ----------------
                                                                                                    8,679,858
                                                                                             ----------------
                         SOUTH KOREA: 16.0%
        24,030           Daishin Securities Co. Ltd.                                                  346,186
        14,100           Honam Petrochemical Corp.                                                    564,715
        45,161           Kookmin Bank                                                               1,648,462
        37,210           Korea Electric Power Corp.                                                   718,419
        40,330           Korean Air Co. Ltd.                                                          538,415
        22,790           KT Corp.                                                                     906,978
         9,030           KT Corp. ADR                                                                 177,981
        69,300   #       KT&G Corp. GDR                                                               675,675
        14,230           LG Chem Ltd.                                                                 571,124
        21,100           LG Electronics, Inc.                                                       1,092,886
         4,462           Nong Shim Co. Ltd.                                                           652,240
        13,070           Posco                                                                      1,524,005
        15,770           Samsung Electronics Co. Ltd.                                               6,262,695
        13,190           Samsung Fire &
                           Marine Insurance Co. Ltd.                                                  753,396
         2,840           Shinsegae Co. Ltd.                                                           569,920
        10,600           SK Telecom Co. Ltd.                                                        1,871,906
                                                                                             ----------------
                                                                                                   18,875,003
                                                                                             ----------------
                         TAIWAN: 14.8%
       182,613           Asustek Computer, Inc. GDR                                                   440,097
       246,600           China Motor Corp. Ltd.                                                       468,159
        19,000           China Steel Corp. GDR                                                        304,000
       968,000           Chinatrust Financial Holding Co.                                           1,005,751
     1,147,000           Compal Electronics, Inc.                                                   1,738,645
     1,384,506           Eva Airways Corp.                                                            586,810
     1,675,000           Fubon Financial Holding Co. Ltd.                                           1,764,975
        60,000   @       HannStar Display Corp. ADR                                                   501,000
       114,060           Hon Hai Precision Industry                                                   510,291
       164,424           HON HAI Precision Industry GDR                                             1,484,749
       185,000   @       Ichia Technologies, Inc.                                                     337,601
        76,450           MediaTek, Inc.                                                               787,564
     1,033,360           Nan Ya Plastic Corp.                                                       1,377,813
       686,660           Synnex Technology Intl. Corp.                                              1,010,537
     1,274,372   @       Taiwan Semiconductor
                           Manufacturing Co. Ltd.                                                   2,513,111
     2,349,626   @       United Microelectronics Corp.                                              2,150,798
       648,968           Yuanta Core Pacific Securities Co.                                           403,038
                                                                                             ----------------
                                                                                                   17,384,939
                                                                                             ----------------
                         THAILAND: 2.7%
       221,900   @       Bangkok Bank PCL                                                             520,056
       962,650           Bangkok Expressway PCL                                                       530,851
       117,000           BEC World PLC                                                                709,713
       334,500   @       Kasikornbank PCL                                                             373,111
     3,044,500           Land & House PLC                                                           1,030,223
                                                                                             ----------------
                                                                                                    3,163,954
                                                                                             ----------------
                         TURKEY: 1.6%
   189,000,000           Akbank Tas                                                                   885,738
   400,000,000   @       Turkiye Garanti Bankasi AS                                                   937,289
                                                                                             ----------------
                                                                                                    1,823,027
                                                                                             ----------------
                         UNITED KINGDOM: 3.7%
       188,000           Anglo American PLC                                                         3,847,461
       272,700           Old Mutual PLC                                                               473,170
                                                                                             ----------------
                                                                                                    4,320,631
                                                                                             ----------------
                         UNITED STATES: 1.5%
        12,000   @       iShares MSCI Emerging
                           Markets Index Fund                                                $      1,780,920
                                                                                             ----------------
                                                                                                    1,780,920
                                                                                             ----------------
                         Total Common Stock
                           (Cost $72,812,774)                                                     106,885,455
                                                                                             ----------------
PREFERRED STOCK: 3.1%
                         BRAZIL: 0.3%
    12,562,388           Duratex SA                                                                   315,406
                                                                                             ----------------
                                                                                                      315,406
                                                                                             ----------------
                         SOUTH KOREA: 2.8%
        16,880           Samsung Electronics Co. Ltd.                                               3,351,753
                                                                                             ----------------
                                                                                                    3,351,753
                                                                                             ----------------
                         Total Preferred Stock
                           (Cost $2,820,588)                                                        3,667,159
                                                                                             ----------------
WARRANTS: 3.5%
                         INDIA: 3.5%
        32,000   @,E     Bajaj Auto Ltd., Expires
                           01/17/2006                                                                 646,249
        60,500   @,E     Bharat Heavy Electricals Ltd.,
                           Expires 09/09/2005                                                         642,921
       129,000   @,E     Hindustan Lever Ltd.,
                           Expires 01/23/2004                                                         496,985
       127,400   @,E     ICICI Bank Ltd., Expires
                           07/16/2004                                                                 697,439
        11,000   @,E     Infosys Technologies Ltd.,
                           06/14/2004                                                               1,150,837
        52,500   @,E     Larsen & Toubro Ltd.,
                           Expires 04/24/2006                                                         471,295
                                                                                             ----------------
                                                                                                    4,105,726
                                                                                             ----------------
                         SOUTH KOREA: 0.0%
         1,100   @,E     KT Corp.                                                                      43,784
                                                                                             ----------------
                                                                                                       43,784
                                                                                             ----------------
                         Total Warrants
                           (Cost $3,249,610)                                                        4,149,510
                                                                                             ----------------
                         TOTAL INVESTMENTS
                           IN SECURITIES (COST
                           $78,882,972)*                          97.4%                      $    114,702,124
                         OTHER ASSETS AND
                           LIABILITIES-NET                         2.6                              3,114,705
                                                                 -----                       ----------------
                         NET ASSETS                              100.0%                      $    117,816,829
                                                                 =====                       ================

@    Non-income producing security
ADR  American Depositary Receipt
GDR  Global Depositary Receipt
PLC  Public Limited Company
E    Equity Linked Product
I    Illiquid Security
# Securities with purchases pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

* Cost for federal income tax purposes is $81,698,119. Net unrealized appreciation consists of:

                 Gross Unrealized Appreciation                                               $     33,423,085
                 Gross Unrealized Depreciation                                                       (419,080)
                                                                                             ----------------
                 Net Unrealized Appreciation                                                 $     33,004,005
                                                                                             ================

                 See Accompanying Notes to Financial Statements

ING
Emerging
Countries
Fund                 PORTFOLIO OF INVESTMENTS as of October 31, 2003 (Continued)

                                            PERCENTAGE OF
INDUSTRY                                      NET ASSETS
---------------------------------------------------------
Agriculture                                      1.1%
Airlines                                         1.0
Auto Manufacturers                               1.1
Banks                                           13.0
Beverages                                        1.3
Building Materials                               0.7
Chemicals                                        4.5
Commercial Services                              1.2
Computers                                        4.0
Diversified Financial Services                   2.8
Electric                                         2.6
Electrical Components & Equipment                9.5
Electronics                                      1.1
Engineering & Construction                       0.7
Entertainment                                    0.7
Food                                             0.9
Forest Products & Paper                          0.8
Gas                                              0.8
Holding Companies-Diversified                    3.1
Home Builders                                    0.9
Household Products/Wares                         0.4
Insurance                                        1.0
Internet                                         0.4
Investment Companies                             1.5
Iron/Steel                                       2.0
Leisure Time                                     0.6
Lodging                                          0.4
Media                                            2.0
Mining                                           8.0
Oil and Gas                                      7.6
Oil and Gas Services                             0.4
Pharmaceuticals                                  2.1
Real Estate                                      0.3
Retail                                           1.2
Semiconductors                                   4.7
Software                                         1.0
Telecommunications                              11.8
Textiles                                         0.2
Other Assets and Liabilities--Net                2.6
                                               -----
NET ASSETS                                     100.0%
                                               =====

                 See Accompanying Notes to Financial Statements

ING
Foreign
Fund                                PORTFOLIO OF INVESTMENTS as October 31, 2003

SHARES                                                                                            VALUE
-------------------------------------------------------------------------------------------------------------
COMMON STOCK: 81.5%
                         AUSTRALIA: 3.2%
        10,791           Alumina Ltd.                                                        $         45,634
        13,043           AMP Ltd.                                                                      60,896
         1,052           Australia & New Zealand
                           Banking Group Ltd.                                                          13,287
        13,347           BHP Billiton Ltd.                                                            110,992
         2,754           CSL Ltd.                                                                      33,220
        25,702           John Fairfax Holdings Ltd.                                                    66,018
         5,022           Newcrest Mining Ltd.                                                          43,046
         7,687           News Corp. Ltd.                                                               68,451
         5,950           Sons of Gwalia Ltd.                                                           14,608
                                                                                             ----------------
                                                                                                      456,152
                                                                                             ----------------
                         AUSTRIA: 1.5%
           808   @       Bank Austria Creditanstalt AG                                                 35,205
         1,198           Erste Bank Der Oesterreichischen
                           Sparkassen AG                                                              132,456
           348           Omv AG                                                                        44,500
                                                                                             ----------------
                                                                                                      212,161
                                                                                             ----------------
                         BELGIUM: 0.8%
           470           Almanij NV                                                                    21,259
           661           Delhaize Group                                                                31,389
         3,042           Fortis                                                                        54,247
                                                                                             ----------------
                                                                                                      106,895
                                                                                             ----------------
                         BRAZIL: 1.5%
           867           Aracruz Celulose SA                                                           24,363
         3,985           Centrais Eletricas Brasileiras SA                                             26,152
         5,054           Centrais Eletricas Brasileiras SA ADR                                         31,582
         1,447           Cia de Bebidas Das Americas ADR                                               30,676
         2,209           Cia Energetica de Minas Gerais ADR                                            32,340
           430           Telemig Celular Participacoes SA                                              13,696
         2,476   @       Telesp Celular Participacoes SA                                               14,113
         1,611           Uniao de Bancos Brasileiros SA                                                35,619
                                                                                             ----------------
                                                                                                      208,541
                                                                                             ----------------
                         CANADA: 1.7%
         2,022           Canadian Natural Resources Ltd.                                               85,894
         1,690           Encana Corp.                                                                  58,045
         6,946   @       Nortel Networks Corp.                                                         30,987
         1,562           Petro-Canada                                                                  62,964
                                                                                             ----------------
                                                                                                      237,890
                                                                                             ----------------
                         CZECHOSLOVAKIA: 1.5%
         1,316           Cesky Telecom AS GDR                                                          13,251
         6,534           Komercni Banka AS GDR                                                        194,298
                                                                                             ----------------
                                                                                                      207,549
                                                                                             ----------------
                         DENMARK: 1.1%
             3           AP Moller-Maersk A/S                                                          23,551
           627           ISS A/S                                                                       29,906
           307           Radiometer A/S                                                                18,556
         1,642           TDC A/S                                                                       52,769
         1,083           Vestas Wind Systems A/S                                                       22,779
           219   @       William Demant Holding                                                         7,449
                                                                                             ----------------
                                                                                                      155,010
                                                                                             ----------------
                         FINLAND: 2.4%
         4,340           Fortum OYJ                                                                    40,009
        10,742           Nokia OYJ                                                                    182,442
         3,530           Sampo OYJ                                                                     29,710
         1,442           Tietoenator Oyj                                                     $         38,220
         2,809           UPM-Kymmene OYJ                                                               52,574
                                                                                             ----------------
                                                                                                      342,955
                                                                                             ----------------
                         FRANCE: 8.6%
         1,198           Accor                                                                         47,114
         9,119   @       Alcatel SA                                                                   120,318
         6,273   @       Altran Technologies SA                                                        77,590
         1,327   @       Atos Origin                                                                   88,547
           836           Aventis SA                                                                    44,268
         1,530           AXA                                                                           28,991
         2,456           BNP Paribas                                                                  129,049
         3,238           Bouygues                                                                      88,082
           594           Carrefour SA                                                                  31,184
         1,243           Cie de Saint-Gobain                                                           52,438
           464   @       Credit Lyonnais Financial
                           Products Guernsey Ltd.                                                      12,237
         1,234   @       France Telecom                                                                29,867
           933           LVMH Moet Hennessy
                           Louis Vuitton SA                                                            64,480
           962           Renault SA                                                                    63,632
           843           Societe Generale                                                              62,621
         1,845           Suez SA                                                                       29,598
         1,119           Total SA                                                                     173,921
         3,154   @       Vivendi Universal SA                                                          66,254
                                                                                             ----------------
                                                                                                    1,210,191
                                                                                             ----------------
                         GERMANY: 5.0%
           508           Altana AG                                                                     32,008
         3,333   @       Bayerische Hypo-und
                           Vereinsbank AG                                                              72,765
         1,300           Bayerische Motoren Werke AG                                                   52,138
         2,269           Deutsche Lufthansa AG                                                         35,345
         4,768   @       Deutsche Telekom AG                                                           74,827
           529           E.ON AG                                                                       26,628
         1,842   @       Fraport AG Frankfurt
                           Airport Services Worldwide                                                  47,537
           521   @       Heidelberger Druckmaschinen                                                   18,109
           601           Henkel KGaA                                                                   41,298
         2,545   @       Hypo Real Estate Holding                                                      43,934
           939           Metro AG                                                                      38,096
           281   @       Muenchener Rueckversicherungs AG                                              33,515
           666           Schering AG                                                                   31,317
         1,454           Siemens AG                                                                    97,697
           764   @       Software AG                                                                   17,674
           850           Stada Arzneimittel AG                                                         43,685
                                                                                             ----------------
                                                                                                      706,573
                                                                                             ----------------
                         GREECE: 0.5%
         4,331           Hellenic Telecommunications
                           Organization SA                                                             48,535
           921           Public Power Corp.                                                            19,850
                                                                                             ----------------
                                                                                                       68,385
                                                                                             ----------------
                         HUNGARY: 3.6%
           559           Egis Rt.                                                                      21,657
           180           Gedeon Richter Rt.                                                            18,511
        11,890           Matav Magyar Tavkozlesi Rt.                                                   42,795
        30,109   @       OTP Bank Rt.                                                                 368,865
         2,549   @       OTP Bank Rt. GDR                                                              62,833
                                                                                             ----------------
                                                                                                      514,661
                                                                                             ----------------

                 See Accompanying Notes to Financial Statements

ING
Foreign
Fund                 PORTFOLIO OF INVESTMENTS as of October 31, 2003 (Continued)

SHARES                                                                                            VALUE
-------------------------------------------------------------------------------------------------------------
                         INDIA: 0.1%
           301   @,X     Dr. Reddy's Laboratories Ltd.                                       $          7,588
                                                                                             ----------------
                                                                                                        7,588
                                                                                             ----------------
                         IRELAND: 0.1%
         1,721           Bank of Ireland                                                               21,334
                                                                                             ----------------
                                                                                                       21,334
                                                                                             ----------------
                         ITALY: 2.1%
         8,081           Banca Intesa S.p.A.                                                           27,243
        16,448   @       Banca Nazionale del Lavoro S.p.A.                                             37,477
         2,524           Banco Popolare di Verona e
                           Novara Scrl                                                                 39,024
        12,955   @       Capitalia S.p.A.                                                              36,144
        25,604           Cassa di Risparmio di Firenze S.p.A.                                          39,557
         3,121           Mediaset S.p.A.                                                               31,529
        25,964   @       Telecom Italia S.p.A.                                                         67,761
         2,463           Unicredito Italiano S.p.A.                                                    12,140
                                                                                             ----------------
                                                                                                      290,875
                                                                                             ----------------
                         JAPAN: 14.2%
        11,469           Bank of Yokohama Ltd.                                                         49,555
         1,337           Canon, Inc.                                                                   64,700
         1,700           Daiwa Securities Group Inc.                                                   12,433
         2,000           Fuji Photo Film Co. Ltd.                                                      58,945
            15           Fuji Television Network Inc                                                   79,820
         6,831           Hitachi Ltd.                                                                  40,141
           879           Honda Motor Co. Ltd.                                                          34,701
         1,467           Ito-Yokado Co. Ltd.                                                           53,910
         1,898           Kao Corp.                                                                     39,019
             6           KDDI Corp.                                                                    32,583
         2,000           Matsushita Electric
                           Industrial Co. Ltd.                                                         26,361
         6,000           Mitsubishi Estate Co. Ltd.                                                    57,525
            14   .       Mitsubishi Tokyo Financial
                           Group, Inc.                                                                100,604
         9,966           Nikko Cordial Corp.                                                           53,758
         3,381   @       Nikon Corp                                                                    51,329
             5           Nippon Telegraph &
                           Telephone Corp.                                                             22,331
        12,186           Nomura Holdings, Inc.                                                        209,280
        57,680           Nomura TOPIX Exchange
                           Traded Fund                                                                550,907
         6,000           Sanyo Electric Co. Ltd.                                                       27,507
         2,974           Shiseido Co. Ltd.                                                             31,218
         2,448           Sony Corp.                                                                    85,285
            17           Sumitomo Mitsui
                           Financial Group, Inc.                                                       85,514
           200           Takeda Chemical Industries Ltd.                                                7,077
         9,703           The Bank of Fukuoka Ltd.                                                      40,512
         3,842   @       The Seiyu Ltd.                                                                12,407
         1,830           The Sumitomo Trust &
                           Banking Co. Ltd.                                                            10,221
         6,100           Tokyo Broadcasting System, Inc.                                               97,713
         2,100           Toyota Motor Corp.                                                            59,790
           502           Uni-Charm Corp.                                                               23,425
                                                                                             ----------------
                                                                                                    2,018,571
                                                                                             ----------------
                         MEXICO: 0.2%
         1,760   @       Grupo Financiero BBVA Bancomer                                                29,877
                                                                                             ----------------
                                                                                                       29,877
                                                                                             ----------------
                         NETHERLANDS: 3.5%
         2,253           Aegon NV                                                            $         29,543
         1,041           Akzo Nobel NV                                                                 32,916
           718   @       ASM International NV                                                          12,470
         1,653           European Aeronautic Defense
                           And Space Co.                                                               33,628
        11,312   @       Getronics NV                                                                  25,117
           575           Grolsch NV                                                                    15,254
         1,666           Heineken NV                                                                   59,457
         3,682   @       Koninklijke Ahold NV                                                          31,161
         6,046           Koninklijke Philips Electronics NV                                           162,989
           828           Royal Dutch Petroleum Co.                                                     36,740
         6,638   @       Royal KPN NV                                                                  50,467
                                                                                             ----------------
                                                                                                      489,742
                                                                                             ----------------
                         NORWAY: 2.4%
         8,795           DnB Holding ASA                                                               51,362
           511           Gjensidige NOR ASA                                                            20,954
           703   @       Golar LNG Ltd.                                                                 8,201
         1,018           Norsk Hydro ASA                                                               57,291
           758           Sparebanken Midt-Norge                                                        24,866
         1,280           Sparebanken Rogaland                                                          51,584
         3,911           Statoil ASA                                                                   36,776
         6,006   @       Storebrand                                                                    33,461
         5,652           Telenor ASA                                                                   30,769
         5,335           Tomra Systems ASA                                                             30,703
                                                                                             ----------------
                                                                                                      345,967
                                                                                             ----------------
                         POLAND: 1.3%
         1,790   @       Agora SA                                                                      22,052
         4,114   @       Bank Pekao SA GDR                                                            117,511
        11,059           Telekomunikacja Polska SA GDR                                                 38,731
                                                                                             ----------------
                                                                                                      178,294
                                                                                             ----------------
                         RUSSIA: 1.6%
           366           MMC Norilsk Nickel ADR                                                        18,849
         3,291   @       Sun Interbrew Ltd. GDR                                                        19,511
         3,013           Unified Energy System ADR                                                     76,380
         6,035           Uralsvyazinform ADR                                                           37,055
         4,311   @       Wimm-Bill-Dann Foods OJSC                                                     81,564
                                                                                             ----------------
                                                                                                      233,359
                                                                                             ----------------
                         SPAIN: 3.1%
           746           Acerinox SA                                                                   32,477
           225           Banco Pastor SA                                                                6,604
         7,065           Banco Santander Central
                           Hispano SA                                                                  67,758
         8,402           Endesa SA                                                                    133,322
         2,330           Grupo Empresarial Ence SA                                                     46,019
         3,420           Promotora de Informaciones
                           SA (PRISA)                                                                  37,928
         3,643           Repsol YPF SA                                                                 63,524
         3,558           Union Fenosa SA                                                               57,493
                                                                                             ----------------
                                                                                                      445,125
                                                                                             ----------------
                         SWEDEN: 3.5%
         1,127           Autoliv, Inc. ADR                                                             37,129
         2,361   @       Elekta AB                                                                     46,912
           341           Getinge AB                                                                    12,480
        19,950           Nordea AB                                                                    123,779
        28,948           Skandia Forsakrings AB                                                       106,131
         1,621           Svenska Cellulosa AB                                                          61,196

                 See Accompanying Notes to Financial Statements

ING
Foreign
Fund                    PORTFOLIO OF INVESTMENTS as October 31, 2003 (Continued)

SHARES                                                                                            VALUE
-------------------------------------------------------------------------------------------------------------
                         SWEDEN (CONTINUED)
        38,732   @       Telefonaktiebolaget LM Ericsson                                     $         66,532
         9,870           TeliaSonera AB                                                                43,145
                                                                                             ----------------
                                                                                                      497,304
                                                                                             ----------------
                         SWITZERLAND: 6.4%
           767           Baloise Holding Ltd.                                                          31,160
         1,469           Compagnie Financiere
                           Richemont AG                                                                33,058
           660           Converium Holding AG                                                          32,522
         3,708           Credit Suisse Group                                                          130,649
           323   @       Micronas Semiconductor Hold                                                   13,425
           310           Nestle SA                                                                     68,252
         2,945           Novartis AG                                                                  112,256
           365           Phonak Holding AG                                                              6,929
         2,103           Roche Holding AG                                                             174,022
           126           Sulzer AG                                                                     29,958
           670   @       Swiss Life Holding                                                           113,645
           157           Swisscom AG                                                                   45,677
           718           UBS AG                                                                        44,090
           543           Zurich Financial Services AG                                                  69,535
                                                                                             ----------------
                                                                                                      905,178
                                                                                             ----------------
                         TURKEY: 1.0%
         2,322           Akbank TAS                                                                    21,764
         6,005   @       Anadolu Efes Biracilik Ve
                           Malt Sanayii AS                                                             14,739
        60,605   @       Sabanci Holding                                                               64,363
        17,506   @       Turkiye Garanti Bankasi AS                                                    41,020
                                                                                             ----------------
                                                                                                      141,886
                                                                                             ----------------
                         UNITED KINGDOM: 10.5%
         3,335           Abbey National PLC                                                            31,848
         5,119   @       Acambis Plc                                                                   31,793
         6,947           Standard Chartered PLC                                                       111,108
         9,118           BP PLC                                                                        63,284
        10,310           Diageo PLC                                                                   121,246
         3,275           Gallaher Group PLC                                                            32,789
         5,898           Glaxosmithkline PLC                                                          126,309
        30,268           Hilton Group PLC                                                             100,030
         8,702           HSBC Holdings PLC                                                            130,688
         3,875           Imperial Tobacco Group PLC                                                    64,245
         3,661           Reckitt Benckiser Plc                                                         77,035
        57,054           Royal & Sun Alliance
                           Insurance Group                                                             84,716
         3,197           Royal Bank of Scotland
                           Group PLC                                                                   85,663
         7,885           Smith & Nephew PLC                                                            62,654
         4,778           Technest Holdings, Inc.                                                       59,473
         8,066           Tesco PLC                                                                     32,337
       120,466           Vodafone Group PLC                                                           252,978
         3,850           William Hill PLC                                                              22,148
                                                                                             ----------------
                                                                                                    1,490,344
                                                                                             ----------------
                         VENEZUELA: 0.1%
           684           Cia Anonima Nacional Telefonos
                           de Venezuela - CANTV ADR                                                    10,233
                                                                                             ----------------
                                                                                                       10,233
                                                                                             ----------------
                         Total Common Stock
                           (Cost $11,104,939)                                                      11,532,640
                                                                                             ----------------

PRINCIPAL
AMOUNT                                                                                            VALUE
-------------------------------------------------------------------------------------------------------------
CORPORATE BONDS: 0.0%
                         FRANCE: 0.0%
$          561           AXA, 0.000%, due 12/21/04                                           $            753
                                                                                             ----------------
                                                                                                          753
                                                                                             ----------------
                         Total Corporate Bonds
                           (Cost $637)                                                                    753
                                                                                             ----------------

SHARES                                                                                            VALUE
-------------------------------------------------------------------------------------------------------------
MUTUAL FUNDS: 2.8%
                         INDIA: 0.3%
         1,372   @       S&P CNX Nifty Index                                                 $         45,371
                                                                                             ----------------
                                                                                                       45,371
                                                                                             ----------------
                         UNITED STATES: 2.5%
        37,578   @       Ishares MSCI Japan Index Fund                                                347,221
                                                                                             ----------------
                                                                                                      347,221
                                                                                             ----------------
                         Total Mutual Funds
                           (Cost $393,296)                                                            392,592
                                                                                             ----------------
PREFERRED STOCK: 1.0%
                         GERMANY: 1.0%
           639           Henkel KGaA                                                                   46,806
         6,165           ProSieben SAT.1 Media AG                                                      93,885
                                                                                             ----------------
                                                                                                      140,691
                                                                                             ----------------
                         Total Preferred Stock
                           (Cost $115,471)                                                            140,691
                                                                                             ----------------
RIGHTS: 0.0%
                         AUSTRALIA: 0.0%
         7,696   @,X     AMP Ltd. Rights Allocated                                                         --
           155   @       Australia & New Zealand
                           Banking Group Ltd.                                                             474
                                                                                             ----------------
                                                                                                          474
                                                                                             ----------------
                         GERMANY: 0.0%
           195           Muenchener
                           Rueckversicherungs AG                                                        1,612
                                                                                             ----------------
                                                                                                        1,612
                                                                                             ----------------
                         Total Rights
                           (Cost $0)                                                                    2,086
                                                                                             ----------------

                 See Accompanying Notes to Financial Statements

ING
Foreign
Fund                    PORTFOLIO OF INVESTMENTS as October 31, 2003 (Continued)

SHARES                                                                                            VALUE
-------------------------------------------------------------------------------------------------------------
WARRANTS: 0.3%
                         INDIA: 0.3%
6,804            @,E     Satyam Computer Services Ltd.,
                           Expires 01/05/2004                                                $         45,859
                                                                                             ----------------
                                                                                                       45,859
                                                                                             ----------------
                         Total Warrants (Cost $41,930)                                                 45,859
                                                                                             ----------------
                         TOTAL INVESTMENTS IN
                           SECURITIES (COST
                           $11,656,273)*                          85.6%                      $     12,114,621
                         OTHER ASSETS AND
                           LIABILITIES-NET                        14.4                              2,038,033
                                                                 -----                       ----------------
                         NET ASSETS                              100.0%                      $     14,152,654
                                                                 =====                       ================

@    Non-income producing security
ADR  American Depositary Receipt
GDR  Global Depositary Receipt
PLC  Public Limited Company
X Fair Value as determined by ING Valuation Committee appointed by the Fund's Board of Directors.
E    Equity Linked Product

* Cost for federal income tax purposes is $11,695,121. Net unrealized appreciation consists of:

                 Gross Unrealized Appreciation                                               $        505,951
                 Gross Unrealized Depreciation                                                        (86,451)
                                                                                             ----------------
                 Net Unrealized Appreciation                                                 $        419,500
                                                                                             ================

                                            PERCENTAGE OF
INDUSTRY                                      NET ASSETS
---------------------------------------------------------
Aerospace/Defense                                0.2%
Agriculture                                      0.7
Airlines                                         0.2
Auto Manufacturers                               1.5
Auto Parts & Equipment                           0.3
Banks                                           18.7
Beverages                                        1.8
Building Materials                               0.4
Chemicals                                        0.2
Commercial Services                              0.2
Computers                                        1.1
Cosmetics/Personal Care                          0.7
Diversified Financial Services                   2.7
Electric                                         3.1
Electrical Components & Equipment                0.6
Electronics                                      1.2
Engineering & Construction                       1.5
Entertainment                                    0.9
Environmental Control                            0.2
Equity Fund                                      6.7
Food                                             2.2
Forest Products & Paper                          1.3
Healthcare-Products                              1.1
Holding Companies-Diversified                    2.1
Home Furnishings                                 0.8
Household Products/Wares                         1.2
Insurance                                        4.4
Iron/Steel                                       0.2
Lodging                                          0.3
Machinery-Diversified                            0.1
Media                                            4.0
Mining                                           1.7
Miscellaneous Manufacturing                      1.7
Office/Business Equipment                        0.5
Oil and Gas                                      4.8
Pharmaceuticals                                  4.8
Real Estate                                      0.4
Retail                                           0.7
Semiconductors                                   0.2
Software                                         0.5
Telecommunications                               9.3
Transportation                                   0.2
Water                                            0.2
Other Assets and Liabilities, Net               14.4
                                               -----
NET ASSETS                                     100.0%
                                               =====

                 See Accompanying Notes to Financial Statements

ING
International
Fund                             PORTFOLIO OF INVESTMENTS as of October 31, 2003

SHARES                                                                                            VALUE
-------------------------------------------------------------------------------------------------------------
COMMON STOCK: 87.6%
                         AUSTRALIA: 1.5%
       206,000           Qbe Insurance Group Ltd.                                            $      1,505,523
                                                                                             ----------------
                                                                                                    1,505,523
                                                                                             ----------------
                         BELGIUM: 0.9%
         3,030           Electrabel                                                                   837,973
                                                                                             ----------------
                                                                                                      837,973
                                                                                             ----------------
                         BRAZIL: 1.1%
        47,000           Uniao de Bancos Brasileiros SA ADR                                         1,039,170
                                                                                             ----------------
                                                                                                    1,039,170
                                                                                             ----------------
                         CANADA: 0.9%
        24,103           Encana Corp.                                                                 827,846
                                                                                             ----------------
                                                                                                      827,846
                                                                                             ----------------
                         CHILE: 0.5%
        20,500           Banco Santander Chile SA ADR                                                 487,080
                                                                                             ----------------
                                                                                                      487,080
                                                                                             ----------------
                         DENMARK: 2.0%
        39,000           Danske Bank A/S                                                              786,764
        36,900           TDC A/S                                                                    1,185,846
                                                                                             ----------------
                                                                                                    1,972,610
                                                                                             ----------------
                         FINLAND: 0.7%
        38,000           UPM-Kymmene OYJ                                                              711,218
                                                                                             ----------------
                                                                                                      711,218
                                                                                             ----------------
                         FRANCE: 7.1%
        10,850           Aventis SA                                                                   574,528
        26,900           AXA                                                                          509,721
        17,406           Lafarge SA                                                                 1,246,444
        12,400           Schneider Electric SA                                                        725,795
        20,700           Societe Generale                                                           1,537,673
        20,239           Total SA                                                                   1,776,466
        14,400           Valeo SA                                                                     539,195
                                                                                             ----------------
                                                                                                    6,909,822
                                                                                             ----------------
                         GERMANY: 5.5%
        28,539           Deutsche Bank AG                                                           1,882,439
        20,200           Deutsche Boerse AG                                                         1,122,933
        77,000   @       Infineon Technologies AG                                                   1,135,019
        18,200           Siemens AG                                                                 1,227,135
                                                                                             ----------------
                                                                                                    5,367,526
                                                                                             ----------------
                         GREECE: 1.0%
        82,000           Greek Organization of
                           Football Prognostics SA                                                    991,380
                                                                                             ----------------
                                                                                                      991,380
                                                                                             ----------------
                         HONG KONG: 1.9%
       446,000           China Merchants Holdings
                           Intl. Co. Ltd.                                                             605,908
     1,302,000           Giordano Intl. Ltd.                                                          586,811
     1,236,000           Global Bio-Chem
                           Technology Group Co. Ltd.                                                  628,688
                                                                                             ----------------
                                                                                                    1,821,407
                                                                                             ----------------
                         HUNGARY: 0.4%
        34,500   @       OTP Bank Rt.                                                                 422,658
                                                                                             ----------------
                                                                                                      422,658
                                                                                             ----------------
                         INDONESIA: 0.5%
       901,000           HM Sampoerna Tbk PT                                                 $        461,290
                                                                                             ----------------
                                                                                                      461,290
                                                                                             ----------------
                         IRELAND: 2.3%
        91,800           Irish Life & Permanent PLC                                                 1,285,946
       108,210   @       Ryanair Holdings PLC                                                         918,297
                                                                                             ----------------
                                                                                                    2,204,243
                                                                                             ----------------
                         ISRAEL: 0.9%
        15,700           Teva Pharmaceutical
                           Industries ADR                                                             893,173
                                                                                             ----------------
                                                                                                      893,173
                                                                                             ----------------
                         ITALY: 3.3%
       148,200           Banca Fideuram S.p.A.                                                        930,326
        78,000           Bulgari S.p.A.                                                               705,452
       122,000           Enel S.p.A.                                                                  763,019
       205,000           Snam Rete Gas S.p.A.                                                         772,133
                                                                                             ----------------
                                                                                                    3,170,930
                                                                                             ----------------
                         JAPAN: 19.4%
        76,000           Amano Corp.                                                                  521,945
       129,000           Asahi Diamond Industrial Co. Ltd.                                            620,740
        30,800           Familymart Co. Ltd.                                                          669,596
        16,200           Fanuc Ltd.                                                                   974,048
         7,400           Hirose Electric Co. Ltd.                                                     909,392
        99,000           JGC Corp.                                                                    851,003
        51,000           Kao Corp.                                                                  1,048,438
         3,500           Mabuchi Motor Co. Ltd.                                                       266,794
        69,500           Marui Co. Ltd.                                                               882,539
       119,000           Nikko Cordial Corp.                                                          641,897
           200           Nippon Telegraph &
                           Telephone Corp.                                                            893,255
        53,000           Nippon Yusen Kabushiki Kaisha                                                225,624
        62,000           Nomura Holdings, Inc.                                                      1,064,774
           540           NTT Docomo, Inc.                                                           1,169,054
        18,700           Oriental Land Co. Ltd.                                                     1,027,407
        26,000           Otsuka Kagu Ltd.                                                             756,811
        51,000           Sekisui House Ltd.                                                           500,559
        47,500           Shimano, Inc.                                                                907,354
        57,000           Shiseido Co. Ltd.                                                            598,335
        21,200           Tokyo Electron Ltd.                                                        1,519,589
        31,000           Tostem Inax Holding Corp.                                                    552,408
        44,000           Toyota Motor Corp.                                                         1,252,740
        81,000           Yamato Transport Co. Ltd.                                                  1,076,464
                                                                                             ----------------
                                                                                                   18,930,766
                                                                                             ----------------
                         MALAYSIA: 1.3%
       256,000           Malayan Banking BHD                                                          687,158
       730,000           Public Bank BHD                                                              576,316
                                                                                             ----------------
                                                                                                    1,263,474
                                                                                             ----------------
                         MEXICO: 1.1%
        33,300           Telefonos de Mexico SA de CV
                           ADR                                                                      1,070,595
                                                                                             ----------------
                                                                                                    1,070,595
                                                                                             ----------------
                         NETHERLANDS: 2.2%
        18,276           Koninklijke Philips Electronics NV                                           492,691
        35,990           Royal Dutch Petroleum Co.                                                  1,597,202
                                                                                             ----------------
                                                                                                    2,089,893
                                                                                             ----------------

                 See Accompanying Notes to Financial Statements

ING
International
Fund                 PORTFOLIO OF INVESTMENTS as of October 31, 2003 (Continued)

SHARES                                                                                            VALUE
-------------------------------------------------------------------------------------------------------------
                         NEW ZEALAND: 0.9%
       216,500           Carter Holt Harvey Ltd.                                             $        243,442
        86,600           Fisher & Paykel Healthcare Corp                                              643,858
                                                                                             ----------------
                                                                                                      887,300
                                                                                             ----------------
                         NORWAY: 0.8%
       127,200           Tomra Systems ASA                                                            732,042
                                                                                             ----------------
                                                                                                      732,042
                                                                                             ----------------
                         RUSSIA: 1.1%
        23,794           YUKOS ADR                                                                  1,099,283
                                                                                             ----------------
                                                                                                    1,099,283
                                                                                             ----------------
                         SINGAPORE: 0.9%
       116,000           United Overseas Bank Ltd.                                                    906,172
                                                                                             ----------------
                                                                                                      906,172
                                                                                             ----------------
                         SOUTH AFRICA: 1.4%
        95,500           Gold Fields Ltd. ADR                                                       1,367,560
                                                                                             ----------------
                                                                                                    1,367,560
                                                                                             ----------------
                         SOUTH KOREA: 1.1%
        64,800           LG Investment & Securities Co. Ltd.                                          572,167
        85,700           Woori Finance Holdings Co. Ltd.                                              469,232
                                                                                             ----------------
                                                                                                    1,041,399
                                                                                             ----------------
                         SPAIN: 1.6%
           418   @       Antena 3 Television SA                                                        13,654
       123,800           Telefonica SA                                                              1,539,917
                                                                                             ----------------
                                                                                                    1,553,571
                                                                                             ----------------
                         SWEDEN: 1.3%
        55,180           Foreningssparbanken AB                                                       919,566
        40,800           Swedish Match AB                                                             332,118
                                                                                             ----------------
                                                                                                    1,251,684
                                                                                             ----------------
                         SWITZERLAND: 5.2%
         9,500           Adecco SA                                                                    560,246
         8,165           Nestle SA                                                                  1,797,664
        19,280           Novartis AG ADR                                                              739,774
        12,000           Roche Holding AG                                                             992,998
        15,100           UBS AG                                                                       927,248
                                                                                             ----------------
                                                                                                    5,017,930
                                                                                             ----------------
                         TAIWAN: 0.6%
        52,704   @       Taiwan Semiconductor
                           Manufacturing Co. Ltd.                                                     582,906
                                                                                             ----------------
                                                                                                      582,906
                                                                                             ----------------
                         THAILAND: 0.5%
        75,400           BEC World PLC                                                                457,371
                                                                                             ----------------
                                                                                                      457,371
                                                                                             ----------------
                         UNITED KINGDOM: 16.9%
       195,000           BAA PLC                                                                    1,542,018
       239,600           BP PLC                                                                     1,662,950
        91,300           British American Tobacco PLC                                               1,103,887
       153,400   @       British Sky Broadcasting PLC                                               1,665,998
        86,400           Diageo PLC                                                                 1,016,052
        76,325           Glaxosmithkline PLC                                                        1,811,722
        16,800           HSBC Holdings PLC                                                          1,261,176
        46,500           Imperial Tobacco Group PLC                                                   770,933
       116,375           Kingfisher PLC                                                               557,888
       835,900           Legal & General Group PLC                                                  1,475,220
        59,600           Provident Financial PLC                                             $        653,859
        29,200           Rio Tinto PLC                                                                708,083
        56,500           Severn Trent PLC                                                             678,814
       745,373           Vodafone Group PLC                                                         1,565,265
                                                                                             ----------------
                                                                                                   16,473,865
                                                                                             ----------------
                         UNITED STATES: 0.8%
        16,000           Schlumberger Ltd.                                                            751,520
                                                                                             ----------------
                                                                                                      751,520
                                                                                             ----------------
                         Total Common Stock
                           (Cost $74,578,750)                                                      85,101,180
                                                                                             ----------------
                         TOTAL INVESTMENTS IN
                           SECURITIES (COST
                           $74,578,750)*                          87.6%                      $     85,101,180
                         OTHER ASSETS AND
                           LIABILITIES-NET                        12.4                             12,047,593
                                                                 -----                       ----------------
                         NET ASSETS                              100.0%                      $     97,148,773
                                                                 =====                       ================

@    Non-income producing security
ADR  American Depositary Receipt
GDR  Global Depositary Receipt
PLC  Public Limited Company

* Cost for federal income tax purposes is $74,644,800. Net unrealized appreciation consists of:

                 Gross Unrealized Appreciation                                               $     12,880,361
                 Gross Unrealized Depreciation                                                     (2,423,981)
                                                                                             ----------------
                 Net Unrealized Appreciation                                                 $     10,456,380
                                                                                             ================

                 See Accompanying Notes to Financial Statements

ING
International
Fund                 PORTFOLIO OF INVESTMENTS as of October 31, 2003 (Continued)

                                            PERCENTAGE OF
INDUSTRY                                      NET ASSETS
---------------------------------------------------------
Agriculture                                      2.7%
Airlines                                         0.9
Auto Manufacturers                               1.3
Auto Parts & Equipment                           0.6
Banks                                           11.8
Beverages                                        1.0
Biotechnology                                    0.6
Building Materials                               1.9
Commercial Services                              1.2
Cosmetics/Personal Care                          1.7
Diversified Financial Services                   7.0
Electric                                         1.6
Electronics                                      2.7
Engineering & Construction                       2.5
Entertainment                                    2.1
Environmental Control                            0.8
Food                                             1.9
Forest Products & Paper                          1.0
Gas                                              0.8
Hand/Machine Tools                               1.3
Healthcare-Products                              0.7
Home Builders                                    0.5
Insurance                                        3.6
Leisure Time                                     0.9
Media                                            2.2
Mining                                           2.1
Miscellaneous Manufacturing                      1.8
Oil and Gas                                      7.2
Oil and Gas Services                             0.8
Pharmaceuticals                                  5.2
Retail                                           4.3
Semiconductors                                   3.3
Telecommunications                               7.6
Transportation                                   1.3
Water                                            0.7
Other Assets and Liabilities--Net               12.4
                                               -----
NET ASSETS                                     100.0%
                                               =====

                 See Accompanying Notes to Financial Statements

ING
International
SmallCap Growth
Fund                             PORTFOLIO OF INVESTMENTS as of October 31, 2003

SHARES                                                                                            VALUE
-------------------------------------------------------------------------------------------------------------
COMMON STOCK: 92.9%
                         AUSTRALIA: 0.7%
       647,441           BHP Steel Ltd.                                                      $      2,489,903
                                                                                             ----------------
                                                                                                    2,489,903
                                                                                             ----------------
                         AUSTRIA: 1.0%
        31,000           Erste Bank Der
                         Oesterreichischen
                         Sparkassen AG                                                              3,427,527
                                                                                             ----------------
                                                                                                    3,427,527
                                                                                             ----------------
                         BELGIUM: 0.8%
        22,400           Colruyt SA                                                                 2,031,120
        16,600   @       Mobistar SA                                                                  833,652
                                                                                             ----------------
                                                                                                    2,864,772
                                                                                             ----------------
                         BERMUDA: 0.6%
       104,000           Frontline Ltd.                                                             2,029,397
                                                                                             ----------------
                                                                                                    2,029,397
                                                                                             ----------------
                         CANADA: 11.1%
       258,900           Abitibi-Consolidated, Inc.                                                 1,742,303
       190,100           AGF Management Ltd.                                                        2,495,148
        91,000   @       Ballard Power Systems, Inc.                                                1,178,450
       146,600           Canadian Pacific Railway Ltd.                                              4,109,068
       181,200   @       Cequel Energy, Inc.                                                        1,044,816
       221,900           CI Fund Management, Inc.                                                   2,483,233
       176,500   @       Compton Petroleum Corp.                                                      752,574
       103,800   @       Cott Corp.                                                                 2,703,990
       101,400           Dofasco, Inc.                                                              2,451,818
        54,400           Ensign Resource Service Group                                                823,398
       350,300   @       Esprit Exploration Ltd.                                                      669,744
        80,400           Finning Intl., Inc.                                                        1,841,566
       108,400           IPSCO, Inc.                                                                1,497,640
       151,600   @       Kingsway Financial Services, Inc.                                          1,591,855
       133,700   @       Olympia Energy, Inc.                                                         296,198
        41,600   @       Precision Drilling Corp.                                                   1,638,208
       120,100   @       Progress Energy Ltd.                                                         956,754
       160,400   @       RONA, Inc.                                                                 2,981,525
       228,000   @       Stake Technology Ltd.                                                      2,186,520
       127,000           Teck Cominco Ltd.                                                          1,657,297
       122,800   @       Westjet Airlines Ltd.                                                      2,674,852
                                                                                             ----------------
                                                                                                   37,776,957
                                                                                             ----------------
                         CHINA: 1.4%
       948,000           Byd Co. Ltd.                                                               2,472,024
     8,000,000           Sinopec Shanghai
                           Petrochemical Co. Ltd.                                                   2,266,377
                                                                                             ----------------
                                                                                                    4,738,401
                                                                                             ----------------
                         DENMARK: 0.7%
        50,000   @       Jyske Bank                                                                 2,408,301
                                                                                             ----------------
                                                                                                    2,408,301
                                                                                             ----------------
                         FINLAND: 1.1%
        20,000           Nokian Renkaat OYJ                                                         1,494,045
       271,600           Sampo OYJ                                                                  2,285,921
                                                                                             ----------------
                                                                                                    3,779,966
                                                                                             ----------------
                         FRANCE: 3.8%
        42,400           Cie Generale D'Optique
                           Essilor Intl. SA                                                         2,039,620
        37,800           Dassault Systemes SA                                                       1,603,901
        83,000   @       Flamel Technologies ADR                                                    2,095,750
        13,000           IPSOS                                                                      1,097,168
       171,500   @       JC Decaux SA                                                        $      2,524,008
        51,853           Valeo SA                                                                   1,941,590
        21,100           Vinci SA                                                                   1,529,368
                                                                                             ----------------
                                                                                                   12,831,405
                                                                                             ----------------
                         GERMANY 4.7%
        50,000           Continental AG                                                             1,697,250
        83,600   @       Epcos AG                                                                   1,724,062
        20,000           GFK AG                                                                       501,038
        24,691   @       Heidelbergcement AG                                                        1,054,846
       105,700   @       Hypo Real Estate Holding                                                   1,843,144
        71,000   @       Infineon Technologies AG                                                   1,046,576
        65,000           KarstadtQuelle AG                                                          1,615,526
        66,100           Medion AG                                                                  2,936,873
       164,200           MG Technologies AG                                                         2,074,893
        80,000   @       SGL Carbon AG                                                              1,501,950
                                                                                             ----------------
                                                                                                   15,996,158
                                                                                             ----------------
                         GREECE: 1.0%
        78,600           Coca Cola Hellenic
                           Bottling Co. SA                                                          1,525,921
        46,760           Titan Cement Co. SA                                                        1,793,831
                                                                                             ----------------
                                                                                                    3,319,752
                                                                                             ----------------
                         HONG KONG: 3.8%
       493,500           ASM Pacific Technology                                                     1,846,089
     1,134,000           Cathay Pacific Airways Ltd.                                                2,168,497
       200,000           DAH Sing Financial                                                         1,397,170
     5,000,000   @       First Pacific Co.                                                            965,785
     1,000,000           Hysan Development Co. Ltd.                                                 1,455,116
     1,087,500           Kerry Properties Ltd.                                                      1,442,401
       640,000           Kingboard Chemicals Holdings                                                 836,499
       279,000           Television Broadcasts Ltd.                                                 1,322,122
       250,000           Wing Hang Bank Ltd.                                                        1,542,037
                                                                                             ----------------
                                                                                                   12,975,716
                                                                                             ----------------
                         INDIA: 0.4%
        58,260           Ranbaxy Laboratories Ltd. GDR                                              1,334,154
                                                                                             ----------------
                                                                                                    1,334,154
                                                                                             ----------------
                         IRELAND: 1.9%
       339,500           Anglo Irish Bank Corp. PLC                                                 4,076,928
       250,000           Grafton Group PLC                                                          1,554,844
       200,000           Greencore Group PLC                                                          720,750
                                                                                             ----------------
                                                                                                    6,352,522
                                                                                             ----------------
                         ISRAEL: 0.9%
        50,000   @       Taro Pharmaceuticals Industries                                            3,212,500
                                                                                             ----------------
                                                                                                    3,212,500
                                                                                             ----------------
                         ITALY: 2.7%
     1,285,100   @       Banca Nazionale del
                           Lavoro S.p.A.                                                            2,928,100
        95,100           Banco Popolare di
                         Verona e Novara Scrl                                                       1,470,365
       150,000           Buzzi Unicem S.p.A.                                                        1,668,768
        98,600           Italcementi S.p.A.                                                         1,186,343
       289,100           Saipem S.p.A.                                                              2,103,853
                                                                                             ----------------
                                                                                                    9,357,429
                                                                                             ----------------
                         JAPAN: 22.0%
        36,800           Advantest Corp.                                                            2,741,547
       750,000           Aioi Insurance Co. Ltd.                                                    2,797,107
       590,000           Bank of Yokohama Ltd.                                                      2,549,234

                 See Accompanying Notes to Financial Statements

ING
International
SmallCap Growth
Fund                 PORTFOLIO OF INVESTMENTS as of October 31, 2003 (Continued)

SHARES                                                                                            VALUE
-------------------------------------------------------------------------------------------------------------
                         JAPAN (CONTINUED)
       142,100           Capcom Co. Ltd.                                                     $      1,835,467
        37,000           Disco Corp.                                                                1,985,719
        25,000           Eneserve Corp.                                                             1,023,332
        25,700           Funai Electric Co. Ltd.                                                    3,424,797
        57,700           Hogy Medical Co. Ltd.                                                      2,828,972
       234,000           JSR Corp.                                                                  4,959,475
       200,000           Kamigumi Co. Ltd.                                                          1,302,588
       378,000           Keihin Electric Express
                           Railway Co. Ltd.                                                         2,210,888
     1,417,000   @       Kobe Steel Ltd.                                                            1,817,410
       152,000           Marui Co. Ltd.                                                             1,930,159
        45,000           Matsui Securities Co. Ltd.                                                 1,080,639
        43,400           Meitec Corp.                                                               1,551,480
       900,000           Mitsui Mining & Smelting Co. Ltd.                                          3,602,128
        50,930           Nichii Gakkan Co.                                                          2,770,376
        30,500           Nidec Corp.                                                                2,971,346
       221,000           Nippon Electric Glass Co. Ltd.                                             4,060,763
        69,900           Nitto Denko Corp.                                                          3,668,741
       402,000           NSK Ltd.                                                                   1,656,488
       147,000   @       Sega Corp.                                                                 1,627,316
       116,000           Shimano, Inc.                                                              2,215,855
       200,000           Sumitomo Corp.                                                             1,388,093
       400,000           The Bank of Fukuoka Ltd.                                                   1,670,078
       550,000           The Sumitomo
                           Trust & Banking Co. Ltd.                                                 3,071,814
       107,500           THK Co. Ltd.                                                               2,180,607
       149,000           Toho Gas Co. Ltd.                                                            436,422
       179,000           Tokyo Broadcasting System, Inc.                                            2,867,322
           859   @       UMC Japan                                                                  1,172,056
        30,200           Uni-Charm Corp.                                                            1,409,251
       186,000   @       Victor Co. of Japan Ltd.                                                   1,674,989
       204,000           Yokogawa Electric Corp.                                                    2,384,500
                                                                                             ----------------
                                                                                                   74,866,959
                                                                                             ----------------
                         LUXEMBOURG: 0.8%
       683,600   @       Gemplus Intl. SA                                                           1,446,327
        35,125           Tenaris SA                                                                    92,218
        48,349           Tenaris SA ADR                                                             1,315,093
                                                                                             ----------------
                                                                                                    2,853,638
                                                                                             ----------------
                         NERHERLANDS: 1.6%
       148,000   @       Asml Holding NV ADR                                                        2,597,400
        18,100           Fugro NV ADR                                                                 910,034
       141,566           Vedior NV ADR                                                              2,040,674
                                                                                             ----------------
                                                                                                    5,548,108
                                                                                             ----------------
                         NORWAY: 0.9%
       150,600   @       Golar LNG Ltd.                                                             1,756,846
       250,000           Smedvig ASA                                                                1,431,692
                                                                                             ----------------
                                                                                                    3,188,538
                                                                                             ----------------
                         PHILIPPINES: 0.2%
        50,000           Globe Telecom, Inc.                                                          714,092
                                                                                             ----------------
                                                                                                      714,092
                                                                                             ----------------
                         RUSSIA: 0.5%
        26,000   @       Vimpel-Communications ADR                                                  1,692,600
                                                                                             ----------------
                                                                                                    1,692,600
                                                                                             ----------------
                         SINGAPORE: 1.3%
     2,000,000   @       Neptune Orient Lines Ltd.                                                  2,550,332
     2,000,000           Singapore Exchange Ltd.                                                    1,907,005
                                                                                             ----------------
                                                                                                    4,457,337
                                                                                             ----------------
                         SOUTH KOREA: 3.5%
       200,000           Daegu Bank                                                          $        910,858
       260,000   @       Hanwha Chem Corp.                                                          1,805,830
        99,000           Korean Air Co. Ltd.                                                        1,321,673
        56,780           Samsung
                           Electro-Mechanics Co. Ltd.                                               1,923,851
        18,600           Samsung SDI Co. Ltd.                                                       1,917,364
       108,520           SK Corp.                                                                   2,099,796
        69,400           You Eal Electronics Co. Ltd.                                               2,075,843
                                                                                             ----------------
                                                                                                   12,055,215
                                                                                             ----------------
                         SPAIN: 0.4%
       100,400           Red Electrica de Espana                                                    1,353,894
                                                                                             ----------------
                                                                                                    1,353,894
                                                                                             ----------------
                         SWEDEN: 2.5%
        73,000           Autoliv, Inc. ADR                                                          2,404,995
       187,106   @       Elekta AB                                                                  3,717,727
        11,694   @       Elekta Blocked
                           Acceptance Shares                                                          210,244
        59,900           SKF AB                                                                     2,119,307
                                                                                             ----------------
                                                                                                    8,452,273
                                                                                             ----------------
                         SWITZERLAND: 4.7%
        42,800   @       Actelion Ltd.                                                              4,070,543
         6,000           Julius Baer Holding AG                                                     1,945,557
        45,430   @       Saurer AG                                                                  1,939,199
        40,000   @       SEZ Holding AG                                                             1,318,007
         3,100           SGS Societe Generale
                           Surveillance Holdings SA                                                 1,750,403
        14,500   @       Swiss Life Holding                                                         2,459,468
       245,000           Xstrata PLC                                                                2,515,304
                                                                                             ----------------
                                                                                                   15,998,481
                                                                                             ----------------
                         TAIWAN: 1.1%
     1,107,600           Benq Corp.                                                                 1,418,119
       450,000   @       Siliconware Precision
                         Industries Co. ADR                                                         2,223,000
                                                                                             ----------------
                                                                                                    3,641,119
                                                                                             ----------------
                         UNITED KINGDOM: 16.0%
     1,066,100   @       ARM Holdings PLC                                                           2,057,872
       141,100           Barratt Developments PLC                                                   1,173,254
       585,257           BBA Group PLC                                                              2,579,712
       172,000           Burberry Group PLC                                                         1,149,989
       196,900           Capital Radio PLC                                                          1,570,408
       592,100           Cattles PLC                                                                3,205,197
       208,300           Close Brothers Group Plc                                                   2,553,855
       190,000           Daily Mail & General Trust                                                 1,855,530
       401,900   @       easyJet PLC                                                                1,913,022
       194,500           Exel PLC                                                                   2,503,481
       341,200           GKN PLC                                                                    1,598,038
       715,400           Hilton Group PLC                                                           2,355,156
       501,000           Kidde PLC                                                                    856,548
       183,400           Man Group PLC                                                              4,509,587
       353,964           Manchester United PLC                                                      1,417,556
       461,800           MFI Furniture PLC                                                          1,271,475
       217,084           Misys PLC                                                                  1,105,142
       865,300           Peninsular And Oriental
                           Steam Navigation Co.                                                     4,060,045
       200,000           Punch Taverns PLC                                                          1,151,381
       226,647           Rexam PLC                                                                  1,653,817
       168,700           Schroders PLC                                                              2,145,635
       388,000           SIG PLC                                                                    2,182,651

                 See Accompanying Notes to Financial Statements

ING
International
SmallCap Growth
Fund                 PORTFOLIO OF INVESTMENTS as of October 31, 2003 (Continued)

SHARES                                                                                            VALUE
-------------------------------------------------------------------------------------------------------------
                         UNITED KINGDOM (CONTINUED)
     2,463,800   @       Skyepharma PLC                                                      $      2,707,162
     1,242,200           SMG PLC                                                                    2,129,030
       133,500           Smiths Group PLC                                                           1,589,198
       491,400           Taylor Woodrow PLC                                                         1,867,894
    47,000,000   @       Telewest Communications PLC                                                1,674,890
                                                                                             ----------------
                                                                                                   54,837,525
                                                                                             ----------------
                         UNITED STATES: 0.8%
       154,700   @       Ultra Petroleum Corp.                                                      2,831,010
                                                                                             ----------------
                                                                                                    2,831,010
                                                                                             ----------------
                         Total Common Stock
                           (Cost $236,204,550)                                                    317,385,649
                                                                                             ----------------
PREFERRED STOCK: 0.9%
                         GERMANY: 0.9%
       190,000           ProSieben SAT.1 Media AG                                                   2,926,594
                                                                                             ----------------
                                                                                                    2,926,594
                                                                                             ----------------
                         Total Preferred Stock
                           (Cost $1,744,020)                                                        2,926,594
                                                                                             ----------------
RIGHTS: 0.0%
                         SWEDEN: 0.0%
             2   @       Elekta AB                                                                         --
                                                                                             ----------------
                                                                                                           --
                                                                                             ----------------
                           Total Rights
                           (Cost $0)                                                                       --
                                                                                             ----------------
WARRANTS: 1.9%
                         INDIA: 1.0%
        75,900   @,E     Ranbaxy Laboratories,
                           Expires 09/30/04                                                         1,646,537
       250,000   @,E     Satyam Computer Services,
                           Expires 01/08/04                                                         1,688,500
                                                                                             ----------------
                                                                                                    3,335,037
                                                                                             ----------------
                         TAIWAN: 0.9%
     1,492,410   @       Compal Electronic,
                           Expires 06/26/06                                                         2,262,494
     2,000,000   @       Yageo Corp., Expires 09/15/06                                                953,600
                                                                                             ----------------
                                                                                                    3,216,094
                                                                                             ----------------
                         Total Warrants
                           (Cost $4,966,657)                                                        6,551,131
                                                                                             ----------------
                         TOTAL INVESTMENTS IN
                           SECURITIES (COST
                           $242,915,227)*                         95.7%                      $    326,863,374
                         OTHER ASSETS AND
                           LIABILITIES-NET                         4.3                             14,651,417
                                                                 -----                       ----------------
                         NET ASSETS                              100.0%                      $    341,514,791
                                                                 =====                       ================

@    Non-income producing security
ADR  American Depositary Receipt
GDR  Global Depositary Receipt
PLC  Public Limited Company
E    Equity Linked Product

* Cost for federal income tax purposes is $244,891,718. Net unrealized appreciation consists of:

                 Gross Unrealized Appreciation                                               $     84,617,296
                 Gross Unrealized Depreciation                                                     (2,645,640)
                                                                                             ----------------
                 Net Unrealized Appreciation                                                 $     81,971,656
                                                                                             ================

                                            PERCENTAGE OF
INDUSTRY                                      NET ASSETS
---------------------------------------------------------
Advertising                                      1.1%
Airlines                                         2.4
Apparel                                          0.3
Auto Parts and Equipment                         2.7
Banks                                            8.5
Beverages                                        1.2
Building Materials                               2.3
Chemicals                                        4.4
Commercial Services                              2.7
Computers                                        2.0
Cosmetics/Personal Care                          0.4
Distribution/Wholesale                           1.3
Diversified Financial Services                   6.3
Electric                                         0.4
Electrical Components and Equipment              2.0
Electronics                                      4.6
Energy-Alternate Sources                         0.4
Engineering and Construction                     0.4
Entertainment                                    1.1
Food                                             1.5
Forest Products and Paper                        0.5
Gas                                              0.1
Hand/Machine Tools                               2.6
Healthcare-Products                              2.6
Holding Companies-Diversified                    0.9
Home Builders                                    0.9
Home Furnishings                                 0.9
Insurance                                        2.0
Internet                                         0.3
Iron/Steel                                       2.4
Leisure Time                                     0.6
Machinery-Diversified                            0.6
Media                                            3.7
Metal Fabricate/Hardware                         1.1
Mining                                           2.3
Miscellaneous Manufacturing                      1.2
Oil and Gas                                      3.3
Oil and Gas Services                             1.7
Packaging and Containers                         0.5
Pharmaceuticals                                  4.4
Real Estate                                      0.9
Retail                                           2.7
Semiconductors                                   3.6
Software                                         1.8
Telecommunications                               2.0
Toys/Games/Hobbies                               0.5
Transportation                                   5.6
Other Assets and Liabilities, Net                4.3
                                               -----
NET ASSETS                                     100.0%
                                               =====

                 See Accompanying Notes to Financial Statements

ING
International
Value
Fund                             PORTFOLIO OF INVESTMENTS as of October 31, 2003

SHARES                                                                                            VALUE
-------------------------------------------------------------------------------------------------------------
COMMON STOCK: 98.1%
                         BELGIUM: 1.0%
     1,317,000           Interbrew                                                           $     30,834,592
                                                                                             ----------------
                                                                                                   30,834,592
                                                                                             ----------------
                         BERMUDA: 0.9%
     1,426,170           Tyco Intl. Ltd.                                                           29,778,430
                                                                                             ----------------
                                                                                                   29,778,430
                                                                                             ----------------
                         BRAZIL: 6.5%
    10,027,700           Centrais Eletricas
                           Brasileiras SA ADR                                                      62,662,095
     3,094,300           Petroleo Brasileiro
                           SA - Petrobras ADR                                                      67,331,968
     2,532,786           Tele Norte Leste
                           Participacoes SA ADR                                                    35,889,578
     1,208,600           Telecomunicacoes
                           Brasileiras SA ADR                                                      41,624,184
                                                                                             ----------------
                                                                                                  207,507,825
                                                                                             ----------------
                         FRANCE: 4.5%
     6,561,800   @       Alcatel SA                                                                86,578,849
     1,463,100           Michelin (C.G.D.E.)                                                       57,403,814
                                                                                             ----------------
                                                                                                  143,982,663
                                                                                             ----------------
                         GERMANY: 7.3%
       805,500           BASF AG                                                                   36,950,097
     1,644,800   @       Bayerische Hypo-und
                           Vereinsbank AG                                                          36,233,916
     5,377,300   @       Deutsche Telekom AG                                                       84,702,557
     1,391,188           E.ON AG                                                                   70,318,293
       411,200   @       Hypo Real Estate Holding                                                   7,170,300
                                                                                             ----------------
                                                                                                  235,375,163
                                                                                             ----------------
                         HONG KONG: 1.9%
     3,160,236           Jardine Matheson
                           Holdings Ltd.                                                           23,227,735
     6,146,000           Swire Pacific Ltd.                                                        37,513,733
                                                                                             ----------------
                                                                                                   60,741,468
                                                                                             ----------------
                         ITALY: 2.9%
    19,093,700           Banca Intesa S.p.A.                                                       64,369,636
    10,329,085   @       Telecom Italia S.p.A.                                                     26,956,975
                                                                                             ----------------
                                                                                                   91,326,611
                                                                                             ----------------
                         JAPAN: 23.6%
     1,254,000           Daiichi Pharmaceutical Co. Ltd.                                           19,163,324
    17,003,700           Hitachi Ltd.                                                              99,917,135
         6,438           Japan Tobacco, Inc.                                                       42,984,418
     9,584,000           Komatsu Ltd.                                                              51,871,379
     6,456,000           Matsushita Electric
                           Industrial Co. Ltd.                                                     85,093,410
         1,762           Millea Holdings, Inc.                                                     20,996,225
    10,636,000           Mitsubishi Heavy
                           Industries Ltd.                                                         29,217,920
        10,207           Mitsubishi Tokyo
                           Financial Group, Inc.                                                   73,348,160
    12,161,000           Nippon Oil Corp.                                                          60,066,612
        13,125           Nippon Telegraph &
                           Telephone Corp.                                                         58,619,866
     1,049,000           Ono Pharmaceutical Co. Ltd.                                               36,450,448
     3,822,000           Sankyo Co. Ltd.                                                           61,188,157
        11,494           Sumitomo Mitsui
                           Financial Group, Inc.                                                   57,817,638
       937,600           TDK Corp.                                                           $     61,406,467
                                                                                             ----------------
                                                                                                  758,141,159
                                                                                             ----------------
                         MEXICO: 2.7%
     1,275,060           America Movil SA de CV ADR                                                30,346,428
       342,182           Cemex SA de CV ADR                                                         8,212,368
     1,471,160           Telefonos de Mexico
                           SA de CV ADR                                                            47,297,794
                                                                                             ----------------
                                                                                                   85,856,590
                                                                                             ----------------
                         NETHERLANDS: 3.6%
       945,000           Akzo Nobel NV                                                             29,880,900
     1,344,451           European Aeronautic
                           Defense And Space Co.                                                   27,351,175
     3,505,000   @       Koninklijke Ahold NV                                                      29,662,815
       466,200           Unilever NV                                                               27,081,616
                                                                                             ----------------
                                                                                                  113,976,506
                                                                                             ----------------
                         NEW ZEALAND: 1.8%
    19,086,427           Telecom Corp. of
                           New Zealand Ltd.                                                        56,761,851
                                                                                             ----------------
                                                                                                   56,761,851
                                                                                             ----------------
                         PORTUGAL: 1.8%
     6,709,676           Portugal Telecom SGPS SA                                                  56,393,988
                                                                                             ----------------
                                                                                                   56,393,988
                                                                                             ----------------
                         RUSSIA: 1.2%
       477,800           LUKOIL ADR                                                                38,845,140
                                                                                             ----------------
                                                                                                   38,845,140
                                                                                             ----------------
                         SINGAPORE: 3.8%
     3,652,191           DBS Group Holdings Ltd.                                                   29,998,754
     6,060,800   #       DBS Group Holdings Ltd. ADR                                               49,782,866
     6,239,000           Overseas-Chinese
                           Banking Corp.                                                           43,362,475
                                                                                             ----------------
                                                                                                  123,144,095
                                                                                             ----------------
                         SOUTH KOREA: 4.4%
     4,337,800           Korea Electric Power Corp.
                           ADR                                                                     47,065,130
     2,180,500           KT Corp. ADR                                                              42,977,655
     1,709,000           POSCO ADR                                                                 49,526,820
                                                                                             ----------------
                                                                                                  139,569,605
                                                                                             ----------------
                         SPAIN: 6.5%
        23,023   @       Antena 3 Television SA                                                       752,075
     6,566,533           Banco Bilbao Vizcaya
                           Argentaria SA                                                           75,343,579
     2,742,970           Repsol YPF SA                                                             47,830,539
     6,806,060           Telefonica SA                                                             84,658,879
                                                                                             ----------------
                                                                                                  208,585,072
                                                                                             ----------------
                         SWITZERLAND: 4.4%
       112,800           Nestle SA                                                                 24,834,837
        91,700           Swisscom AG                                                               26,678,736
       697,374   @       Zurich Financial Services AG                                              89,303,144
                                                                                             ----------------
                                                                                                  140,816,717
                                                                                             ----------------
                         UNITED KINGDOM: 18.7%
    22,621,100           BAE Systems PLC                                                           70,247,982
     4,901,200           British American Tobacco PLC                                              59,259,276
    10,493,930           BT Group PLC                                                              33,033,236
    43,633,700   @       Corus Group PLC                                                           17,770,610

                 See Accompanying Notes to Financial Statements

ING
International
Value
Fund                 PORTFOLIO OF INVESTMENTS as of October 31, 2003 (Continued)

SHARES                                                                                            VALUE
-------------------------------------------------------------------------------------------------------------
                         UNITED KINGDOM (CONTINUED)
    15,012,600           Friends Provident PLC                                               $     34,965,304
    18,801,490           Imperial Chemical
                           Industries PLC                                                          61,816,303
    30,391,298           Invensys PLC                                                              15,471,754
    11,088,607           Marks & Spencer Group PLC                                                 54,145,376
    15,343,000           Reuters Group PLC                                                         66,848,210
    35,348,000           Royal & Sun Alliance
                           Insurance Group                                                         52,635,775
     8,735,650           SABmiller PLC                                                             73,786,267
    12,395,700           Safeway PLC                                                               61,001,161
                                                                                             ----------------
                                                                                                  600,981,254
                                                                                             ----------------
                         VENEZUELA: 0.6%
     1,216,822           Cia Anonima Nacional
                           Telefonos de
                           Venezuela - CANTV ADR                                                   18,203,657
                                                                                             ----------------
                                                                                                   18,203,657
                                                                                             ----------------
                         Total Common Stock
                           (Cost $3,230,842,178)                                                3,140,822,386
                                                                                             ----------------
                         TOTAL INVESTMENTS IN
                           SECURITIES (COST
                           $3,230,842,178)*                       98.1%                      $  3,140,822,386
                         OTHER ASSETS AND
                           LIABILITIES-NET                         1.9                             61,842,144
                                                                 -----                       ----------------
                         NET ASSETS                              100.0%                      $  3,202,664,530
                                                                 =====                       ================

@    Non-income producing security
ADR  American Depositary Receipt
PLC  Public Limited Company
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

* Cost for federal income tax purposes is $3,232,834,856. Net unrealized depreciation consists of:

                 Gross Unrealized Appreciation                                               $    358,576,808
                 Gross Unrealized Depreciation                                                   (450,589,278)
                                                                                             ----------------
                 Net Unrealized Depreciation                                                 $    (92,012,470)
                                                                                             ================

                                            PERCENTAGE OF
INDUSTRY                                      NET ASSETS
---------------------------------------------------------
Aerospace/Defense                                3.0%
Agriculture                                      3.2
Auto Parts and Equipment                         1.8
Banks                                           13.6
Beverages                                        3.3
Building Materials                               0.3
Chemicals                                        4.0
Computers                                        1.9
Electric                                         5.6
Electrical Components and Equipment              3.1
Food                                             4.5
Holding Companies-Diversified                    1.9
Home Furnishings                                 2.7
Insurance                                        6.2
Iron/Steel                                       2.1
Machinery-Construction and Mining                1.6
Media                                            2.1
Miscellaneous Manufacturing                      2.3
Oil and Gas                                      6.7
Pharmaceuticals                                  3.6
Retail                                           1.7
Telecommunications                              22.9
Other Assets and Liabilities, Net                1.9
                                               -----
NET ASSETS                                     100.0%
                                               =====

                 See Accompanying Notes to Financial Statements

ING
Worldwide
Growth
Fund                             PORTFOLIO OF INVESTMENTS as of October 31, 2003

SHARES                                                                                            VALUE
-------------------------------------------------------------------------------------------------------------
COMMON STOCK: 95.0%
                         AUSTRALIA: 0.8%
       160,700           QBE Insurance Group Ltd.                                            $      1,174,454
                                                                                             ----------------
                                                                                                    1,174,454
                                                                                             ----------------
                         BERMUDA: 2.3%
       158,100           Tyco Intl. Ltd.                                                            3,301,128
                                                                                             ----------------
                                                                                                    3,301,128
                                                                                             ----------------
                         BRAZIL: 0.6%
        36,600           Uniao de Bancos
                           Brasileiros SA                                                             809,226
                                                                                             ----------------
                                                                                                      809,226
                                                                                             ----------------
                         CANADA: 0.5%
        20,532           Encana Corp.                                                                 705,196
                                                                                             ----------------
                                                                                                      705,196
                                                                                             ----------------
                         CHILE: 0.2%
        15,100           Banco Santander
                           Chile SA ADR                                                               358,776
                                                                                             ----------------
                                                                                                      358,776
                                                                                             ----------------
                         DENMARK: 1.3%
        42,200           Danske Bank A/S                                                              851,319
        30,400           TDC A/S                                                                      976,957
                                                                                             ----------------
                                                                                                    1,828,276
                                                                                             ----------------
                         FINLAND: 0.4%
        29,000           UPM-Kymmene OYJ                                                              542,771
                                                                                             ----------------
                                                                                                      542,771
                                                                                             ----------------
                         FRANCE: 3.9%
        14,200           Aventis SA                                                                   751,917
        26,500           AXA                                                                          502,142
        15,987           Lafarge SA                                                                 1,144,829
        10,500           Schneider Electric SA                                                        614,585
        13,300           Societe Generale                                                             987,974
        10,220           Total SA                                                                   1,588,456
                                                                                             ----------------
                                                                                                    5,589,903
                                                                                             ----------------
                         GERMANY: 2.7%
        19,154           Deutsche Bank AG                                                           1,263,403
        14,650           Deutsche Boerse AG                                                           814,404
        61,400   @       Infineon Technologies AG                                                     905,067
        13,500           Siemens AG                                                                   910,238
                                                                                             ----------------
                                                                                                    3,893,112
                                                                                             ----------------
                         GREECE: 0.3%
        38,000           Greek Organization of
                           Football Prognostics SA                                                    459,420
                                                                                             ----------------
                                                                                                      459,420
                                                                                             ----------------
                         HONG KONG: 1.0%
       408,000           China Merchants Holdings
                           Intl. Co. Ltd.                                                             554,284
     1,014,000           Giordano Intl. Ltd.                                                          457,010
       912,000           Global Bio-Chem Technology
                           Group Co. Ltd.                                                             463,886
                                                                                             ----------------
                                                                                                    1,475,180
                                                                                             ----------------
                         HUNGARY: 0.3%
        30,300   @       OTP Bank Rt.                                                                 371,204
                                                                                             ----------------
                                                                                                      371,204
                                                                                             ----------------
                         INDONESIA: 0.3%
       842,000           HM Sampoerna Tbk PT                                                 $        431,083
                                                                                             ----------------
                                                                                                      431,083
                                                                                             ----------------
                         IRELAND: 1.5%
        84,000           Irish Life & Permanent PLC                                                 1,176,683
       112,490   @       Ryanair Holdings PLC                                                         954,618
                                                                                             ----------------
                                                                                                    2,131,301
                                                                                             ----------------
                         ISRAEL: 0.5%
        11,500           Teva Pharmaceutical
                           Industries ADR                                                             654,235
                                                                                             ----------------
                                                                                                      654,235
                                                                                             ----------------
                         ITALY: 1.0%
       131,500           Banca Fideuram S.p.A.                                                        825,491
        74,900           Bulgari S.p.A.                                                               677,414
                                                                                             ----------------
                                                                                                    1,502,905
                                                                                             ----------------
                         JAPAN: 11.7%
        58,000           Amano Corp.                                                                  398,326
       106,000           Asahi Diamond
                           Industrial Co. Ltd.                                                        510,065
        29,500           Familymart Co. Ltd.                                                          641,334
        14,100           Fanuc Ltd.                                                                   847,783
         6,700           Hirose Electric Co. Ltd.                                                     823,368
        90,000           JGC Corp.                                                                    773,639
        43,000           Kao Corp.                                                                    883,977
         5,400           Mabuchi Motor Co. Ltd.                                                       411,625
        53,200           Marui Co. Ltd.                                                               675,556
       125,000           Nikko Cordial Corp.                                                          674,262
           160           Nippon Telegraph & Telephone
                           Corp.                                                                      714,604
        40,000           Nippon Yusen Kabushiki Kaisha                                                170,282
        54,000           Nomura Holdings, Inc.                                                        927,384
           445           NTT Docomo, Inc.                                                             963,387
        14,600           Oriental Land Co. Ltd.                                                       802,147
        33,900           Otsuka Kagu Ltd.                                                             986,764
        64,000           Sekisui House Ltd.                                                           628,153
        39,400           Shimano, Inc.                                                                752,627
        45,000           Shiseido Co. Ltd.                                                            472,370
        20,200           Tokyo Electron Ltd.                                                        1,447,910
        24,000           Tostem Inax Holding Corp.                                                    427,671
        40,000           Toyota Motor Corp.                                                         1,138,855
        64,000           Yamato Transport Co. Ltd.                                                    850,539
                                                                                             ----------------
                                                                                                   16,922,628
                                                                                             ----------------
                         MALAYSIA: 0.7%
       191,000           Malayan Banking BHD                                                          512,684
       681,250           Public Bank BHD                                                              537,829
                                                                                             ----------------
                                                                                                    1,050,513
                                                                                             ----------------
                         MEXICO: 0.8%
        33,900           Telefonos de Mexico
                           SA de CV ADR                                                             1,089,885
                                                                                             ----------------
                                                                                                    1,089,885
                                                                                             ----------------
                         NETHERLANDS: 1.3%
        14,023           Koninklijke Philips
                           Electronics NV                                                             378,037
        32,400           Royal Dutch Petroleum Co.                                                  1,437,762
                                                                                             ----------------
                                                                                                    1,815,799
                                                                                             ----------------

                 See Accompanying Notes to Financial Statements

ING
Worldwide
Growth
Fund                 PORTFOLIO OF INVESTMENTS as of October 31, 2003 (Continued)

SHARES                                                                                            VALUE
-------------------------------------------------------------------------------------------------------------
                         NEW ZEALAND: 0.5%
       160,000           Carter Holt Harvey Ltd.                                             $        179,911
        68,400           Fisher & Paykel
                           Healthcare Corp                                                            508,543
                                                                                             ----------------
                                                                                                      688,454
                                                                                             ----------------
                         NORWAY: 0.4%
       105,700           Tomra Systems ASA                                                            608,309
                                                                                             ----------------
                                                                                                      608,309
                                                                                             ----------------
                         RUSSIA: 0.6%
        19,222           YUKOS ADR                                                                    888,056
                                                                                             ----------------
                                                                                                      888,056
                                                                                             ----------------
                         SINGAPORE: 0.5%
        90,000           United Overseas Bank Ltd.                                                    703,064
                                                                                             ----------------
                                                                                                      703,064
                                                                                             ----------------
                         SOUTH AFRICA: 0.7%
        73,200           Gold Fields Ltd. ADR                                                       1,048,224
                                                                                             ----------------
                                                                                                    1,048,224
                                                                                             ----------------
                         SOUTH KOREA: 0.5%
        48,200           LG Investment &
                           Securities Co. Ltd.                                                        425,594
        63,400           Woori Finance
                           Holdings Co. Ltd.                                                          347,133
                                                                                             ----------------
                                                                                                      772,727
                                                                                             ----------------
                         SPAIN: 0.7%
           276   @       Antena 3 Television SA                                                         9,016
        81,700           Telefonica SA                                                              1,016,246
                                                                                             ----------------
                                                                                                    1,025,262
                                                                                             ----------------
                         SWEDEN: 1.0%
        59,000           Foreningssparbanken AB                                                       983,226
        53,000           Swedish Match AB                                                             431,427
                                                                                             ----------------
                                                                                                    1,414,653
                                                                                             ----------------
                         SWITZERLAND: 2.4%
         7,000           Adecco SA                                                                    412,813
         6,020           Nestle SA                                                                  1,325,405
         8,880           Novartis AG                                                                  338,482
         4,800           Roche Holding AG                                                             397,199
        16,500           UBS AG                                                                     1,013,218
                                                                                             ----------------
                                                                                                    3,487,117
                                                                                             ----------------
                         TAIWAN: 0.4%
        57,024   @       Taiwan Semiconductor
                           Manufacturing Co. Ltd.                                                     630,685
                                                                                             ----------------
                                                                                                      630,685
                                                                                             ----------------
                         THAILAND: 0.3%
        70,500           BEC World PLC                                                                427,648
                                                                                             ----------------
                                                                                                      427,648
                                                                                             ----------------
                         UNITED KINGDOM: 8.8%
       145,400           BAA PLC                                                                    1,149,792
       147,800           BP PLC                                                                     1,025,810
        83,900           British American Tobacco PLC                                               1,014,417
       129,400   @       British Sky Broadcasting PLC                                               1,405,346
        66,700           Diageo PLC                                                                   784,383
        69,600           Glaxosmithkline PLC                                                        1,490,519
        50,800           HSBC Holdings PLC                                                   $        765,366
        59,800           Imperial Tobacco Group PLC                                                   991,436
       110,250           Kingfisher PLC                                                               528,526
       649,000           Legal & General Group PLC                                                  1,145,373
        47,500           Provident Financial PLC                                                      521,112
        23,250           Rio Tinto PLC                                                                563,799
       598,122           Vodafone Group PLC                                                         1,256,042
                                                                                             ----------------
                                                                                                   12,641,921
                                                                                             ----------------
                         UNITED STATES: 46.1%
         6,400           Allergan, Inc.                                                               483,968
        11,800   @       Amazon.Com, Inc.                                                             642,156
        31,600           American Intl. Group                                                       1,922,228
        37,100   @       Amgen, Inc.                                                                2,291,296
        16,900           Apache Corp.                                                               1,178,268
        52,600   @       Applied Materials, Inc.                                                    1,229,262
        28,800           Avon Products, Inc.                                                        1,957,248
         4,500   @       Barr Laboratories, Inc.                                                      345,465
        28,100   @       Biogen, Inc.                                                               1,137,207
        11,100   @       Boston Scientific Corp.                                                      751,692
        33,200   @       Cablevision Systems Corp.                                                    670,640
        13,300           Capital One Financial Corp.                                                  808,640
       100,800   @       Cisco Systems, Inc.                                                        2,114,784
        23,300           Citigroup, Inc.                                                            1,104,420
        13,200   @       Ebay, Inc.                                                                   738,408
        61,000   @       EMC Corp.                                                                    844,240
        20,900           Fannie Mae                                                                 1,498,321
        23,500   @       Fox Entertainment Group, Inc.                                                650,950
         8,600           General Dynamics Corp.                                                       719,820
       100,000           General Electric Co.                                                       2,901,000
        71,100   @       General Motors Corp.                                                       1,168,172
         9,600   @       Gilead Sciences, Inc.                                                        523,968
        10,400           Goldman Sachs Group, Inc.                                                    976,560
        23,400           Guidant Corp.                                                              1,193,634
        99,700           Halliburton Co.                                                            2,380,836
         9,300           Harley-Davidson, Inc.                                                        440,913
        38,000           Hewlett-Packard Co.                                                          847,780
        31,000           Home Depot, Inc.                                                           1,149,170
        65,100           Intel Corp.                                                                2,151,556
        22,100           International Business
                           Machines Corp.                                                           1,977,508
        31,600           JP Morgan Chase & Co.                                                      1,134,440
        17,800   @       Kohl's Corp.                                                                 998,046
        23,700           Lehman Brothers Holdings, Inc.                                             1,706,400
        46,000   @       Medimmune, Inc.                                                            1,226,360
        19,200           Medtronic, Inc.                                                              874,944
        29,700           Merck & Co., Inc.                                                          1,314,225
        81,700           Microsoft Corp.                                                            2,136,455
        65,200   @       Nextel Communications, Inc.                                                1,577,840
        16,300           Nike, Inc.                                                                 1,041,570
        85,500   @       Oracle Corp.                                                               1,022,580
        17,800           Pepsico, Inc.                                                                851,196
       109,500           Pfizer, Inc.                                                               3,460,200
         6,800   @       Pharmaceutical Resources, Inc.                                               491,504
        11,000           Schlumberger Ltd.                                                            516,670
        30,100           SLM Corp.                                                                  1,178,716
        51,100   @       Staples, Inc.                                                              1,370,502
        22,450           Texas Instruments, Inc.                                                      649,254
        16,100           Unitedhealth Group, Inc.                                                     819,168
        50,800   @       Veritas Software Corp.                                                     1,836,420
        24,000           Wal-Mart Stores, Inc.                                                      1,414,800
        34,100           Wyeth                                                                      1,505,174
        34,800   @       Yahoo!, Inc.                                                               1,520,760

                 See Accompanying Notes to Financial Statements

ING
Worldwide
Growth
Fund                 PORTFOLIO OF INVESTMENTS as of October 31, 2003 (Continued)

SHARES                                                                                            VALUE
-------------------------------------------------------------------------------------------------------------
                         UNITED STATES (CONTINUED)
        17,900   @       Zimmer Holdings, Inc.                                               $      1,142,199
                                                                                             ----------------
                                                                                                   66,589,533
                                                                                             ----------------
                         Total Common Stock
                           (Cost $112,301,140)                                                    137,032,648
                                                                                             ----------------
                         TOTAL INVESTMENTS IN
                           SECURITIES (COST
                           $112,301,140)*                         95.0%                      $    137,032,648
                         OTHER ASSETS AND
                           LIABILITIES-NET                         5.0                              7,232,953
                                                                 -----                       ----------------
                         NET ASSETS                              100.0%                      $    144,265,601
                                                                 =====                       ================

@    Non-income producing security
ADR  American Depositary Receipt
PLC  Public Limited Company

* Cost for federal income tax purposes is $113,053,792. Net unrealized appreciation consists of:

                 Gross Unrealized Appreciation                                               $     25,668,586
                 Gross Unrealized Depreciation                                                     (1,689,730)
                                                                                             ----------------
                 Net Unrealized Appreciation                                                 $     23,978,856
                                                                                             ================

                                            PERCENTAGE OF
INDUSTRY                                      NET ASSETS
---------------------------------------------------------
Aerospace/Defense                                0.5%
Agriculture                                      2.0
Airlines                                         0.7
Apparel                                          0.7
Auto Manufacturers                               0.8
Banks                                            6.3
Beverages                                        1.1
Biotechnology                                    2.7
Building Materials                               1.1
Commercial Services                              0.7
Computers                                        3.8
Cosmetics/Personal Care                          2.3
Diversified Financial Services                   9.9
Electronics                                      1.7
Engineering and Construction                     1.3
Entertainment                                    0.9
Environmental Control                            0.4
Food                                             0.9
Forest Products & Paper                          0.5
Hand/Machine Tools                               0.8
Healthcare-Products                              3.1
Healthcare-Services                              0.6
Home Builders                                    0.4
Insurance                                        3.3
Internet                                         2.0
Leisure Time                                     0.8
Media                                            3.0
Mining                                           1.1
Miscellaneous Manufacturing                      5.2
Oil and Gas                                      4.7
Oil and Gas Services                             2.0
Pharmaceuticals                                  9.0
Retail                                           6.2
Semiconductors                                   4.9
Software                                         2.2
Telecommunications                               6.7
Transportation                                   0.7
Other Assets and Liabilities, Net                5.0
                                               -----
NET ASSETS                                     100.0%
                                               =====

                 See Accompanying Notes to Financial Statements

                   SHAREHOLDER MEETING INFORMATION (Unaudited)

A SPECIAL MEETING OF SHAREHOLDERS OF THE ING EMERGING COUNTRIES FUND HELD DECEMBER 5, 2002, AT THE OFFICES OF ING FUNDS, 7337 EAST DOUBLETREE RANCH ROAD, SCOTTSDALE, AZ 85258.

A BRIEF DESCRIPTION OF EACH MATTER VOTED UPON AS WELL AS THE RESULTS ARE OUTLINED BELOW:

1. To approve a Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Advisors B.V. with no change in the Adviser or the overall management fee paid by the Fund.

2. To transact such other business, not currently contemplated, that may properly come before the Special Meeting in the discretion of the proxies or their substitutes.

                                                                           SHARES VOTED
                                                                            AGAINST OR      SHARES        BROKER      TOTAL SHARES
                                           PROPOSAL    SHARES VOTED FOR      WITHHELD      ABSTAINED     NON-VOTE         VOTED
                                           --------    ----------------    ------------    ---------     --------     ------------
   ING Emerging Countries Fund                 1          6,649,778            95,502        93,806         --          6,839,086
   ING Emerging Countries Fund                 2          6,435,163           270,753       133,170         --          6,839,086

A SPECIAL MEETING OF SHAREHOLDERS OF THE ING FUNDS HELD JULY 22, 2003, AT THE OFFICES OF ING FUNDS, 7337 EAST DOUBLETREE RANCH ROAD, SCOTTSDALE, AZ 85258.

A BRIEF DESCRIPTION OF EACH MATTER VOTED UPON AS WELL AS THE RESULTS ARE OUTLINED BELOW:

1. To approve a Sub-Advisory Agreement between ING Investments, LLC and Aeltus Investment Management, Inc., with no change in the Adviser, the portfolio manager(s), or the overall management fee paid by the Fund.

3. To transact such other business, not currently contemplated, that may properly come before the Special Meeting in the discretion of the proxies or their substitutes.

                                                                           SHARES VOTED
                                                                            AGAINST OR      SHARES        BROKER      TOTAL SHARES
                                           PROPOSAL    SHARES VOTED FOR      WITHHELD      ABSTAINED     NON-VOTE         VOTED
                                           --------    ----------------    ------------    ---------     --------     ------------
   ING International Fund                      1          8,291,101            67,541        88,760         --           8,447,402
   ING International Fund                      3          8,133,071           161,615       152,716         --           8,447,402
   ING Worldwide Growth Fund                   1         10,162,786           267,674       292,007         --          10,722,467
   ING Worldwide Growth Fund                   3          9,725,321           295,481       701,665         --          10,722,467

                           TAX INFORMATION (Unaudited)

Dividends paid during the year ended October 31, 2003 were as follows:

FUND NAME                                      TYPE            PER SHARE AMOUNT
---------                                      ----            ----------------
ING International Fund
    Class A                                     NII                $ 0.0263
    Class C                                     NII                $ 0.0009
    Class Q                                     NII                $ 0.0453
    Class I                                     NII                $ 0.0503

ING International Value Fund
    Class A                                     NII                $ 0.0520
    Class Q                                     NII                $ 0.0974
    Class I                                     NII                $ 0.0958
    Class A                                    STCG                $ 0.0596
    Class B                                    STCG                $ 0.0596
    Class C                                    STCG                $ 0.0596
    Class Q                                    STCG                $ 0.0596
    Class I                                    STCG                $ 0.0596
    Class A                                    LTCG                $ 0.1423
    Class B                                    LTCG                $ 0.1423
    Class C                                    LTCG                $ 0.1423
    Class Q                                    LTCG                $ 0.1423
    Class I                                    LTCG                $ 0.1423

----------
NII -- Net investment income
STCG -- Short-term capital gain
LTCG -- Long-term capital gain

Of the ordinary distributions made during the fiscal period ended October 31, 2003, the following percentage qualify for the dividends received deduction available to corporate shareholders: 2.30% for the ING Foreign Fund.

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under accounting principles generally accepted in the United States of America (book) and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099 DIV regarding the federal tax status of dividends and distributions received by them in the calendar year.

                   TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. A trustee who is not an interested person of the Trust(s), as defined in the 1940 Act, is an independent trustee ("Independent Trustee"). The Trustees of the Trust(s) are listed below. The Statement of Additional Information includes additional information about directors of the Registrant and is available, without charge, upon request at 1-800-992-0180.

                                                 TERM OF                                  NUMBER OF
                                                OFFICE AND          PRINCIPAL           PORTFOLIOS IN              OTHER
                                POSITION(S)     LENGTH OF         OCCUPATION(S)          FUND COMPLEX          DIRECTORSHIPS
       NAME, ADDRESS             HELD WITH         TIME             DURING THE             OVERSEEN               HELD BY
         AND AGE                THE TRUST(S)     SERVED(1)         PAST 5 YEARS           BY TRUSTEE              TRUSTEE
         -------                ------------     ---------         ------------           ----------              -------
INDEPENDENT TRUSTEES

Paul S. Doherty                    Trustee      October       Mr. Doherty is                 114
7337 E. Doubletree Ranch Rd.                    1999 -        President and Partner,
Scottsdale, Arizona 85258                       Present       Doherty, Wallace,
Born: 1934                                                    Pillsbury and Murphy,
                                                              P.C., Attorneys (1996
                                                              - Present); Director,
                                                              Tambrands, Inc. (1993
                                                              - 1998); and Trustee
                                                              of each of the funds
                                                              managed by Northstar
                                                              Investment Management
                                                              Corporation (1993 -
                                                              1999).

J. Michael Earley                  Trustee      February      President and Chief            114
7337 E. Doubletree Ranch Rd.                    2002 -        Executive Officer,
Scottsdale, Arizona 85258                       Present       Bankers Trust Company,
Born: 1945                                                    N.A. (1992 - Present).

R. Barbara Gitenstein              Trustee      February      President, College of          114
7337 E. Doubletree Ranch Rd.                    2002 -        New Jersey (1999 -
Scottsdale, Arizona 85258                       Present       Present). Formerly,
Born: 1948                                                    Executive Vice
                                                              President and Provost,
                                                              Drake University (1992
                                                              - 1998).

Walter H. May                      Trustee      October       Retired. Formerly,             114         Best Prep Charity (1991 -
7337 E. Doubletree Ranch Rd.                    1999 -        Managing Director and                      Present).
Scottsdale, Arizona 85258                       Present       Director of Marketing,
Born: 1936                                                    Piper Jaffray, Inc.;
                                                              Trustee of each of the
                                                              funds managed by
                                                              Northstar Investment
                                                              Management Corporation
                                                              (1996 - 1999).

Jock Patton                        Trustee      October       Private Investor (June         114         Director, Hypercom, Inc.
7337 E. Doubletree Ranch Rd.                    1999 -        1997 - Present).                           (January 1999 - Present);
Scottsdale, Arizona 85258                       Present       Formerly, Director and                     JDA Software Group, Inc.
Born: 1945                                      (ING May-     Chief Executive                            (January 1999 - Present);
                                                flower        Officer, Rainbow                           BG Associates, Inc.
                                                Trust) May    Multimedia Group, Inc.
                                                1999 -        (January 1999 -
                                                Present       December 2001);
                                                (ING          Director of Stuart
                                                Mutual        Entertainment, Inc.;
                                                Funds)        Director of Artisoft,
                                                              Inc. (1994 - 1998).

                                                 TERM OF                                  NUMBER OF
                                                OFFICE AND          PRINCIPAL           PORTFOLIOS IN              OTHER
                                POSITION(S)     LENGTH OF         OCCUPATION(S)          FUND COMPLEX          DIRECTORSHIPS
       NAME, ADDRESS             HELD WITH         TIME             DURING THE             OVERSEEN               HELD BY
         AND AGE                THE TRUST(S)     SERVED(1)         PAST 5 YEARS           BY TRUSTEE               TRUSTEE
         -------                ------------     ---------         ------------           ----------              -------
David W.C. Putnam                  Trustee      October       President and                  114         Anchor International Bond
7337 E. Doubletree Ranch Rd.                    1999 -        Director, F.L. Putnam                      Trust (December 2000 -
Scottsdale, Arizona 85258                       Present       Securities Company,                        Present); F.L. Putnam
Born: 1939                                                    Inc. and its                               Foundation (December 2000 -
                                                              affiliates; President,                     Present); Progressive
                                                              Secretary and Trustee,                     Capital Accumulation Trust
                                                              The Principled Equity                      (August 1998 - Present);
                                                              Market Fund. Formerly,                     Principled Equity Market
                                                              Trustee, Trust Realty                      Fund (November 1996 -
                                                              Corp.; Anchor                              Present), Mercy Endowment
                                                              Investment Trust; Bow                      Foundation (1995 -
                                                              Ridge Mining Company                       Present); Director, F.L.
                                                              and each of the funds                      Putnam Investment
                                                              managed by Northstar                       Management Company
                                                              Investment Management                      (December 2001 - Present);
                                                              Corporation (1994 -                        Asian American Bank and
                                                              1999).                                     Trust Company (June 1992 -
                                                                                                         Present); and Notre Dame
                                                                                                         Health Care Center (1991 -
                                                                                                         Present) F.L. Putnam
                                                                                                         Securities Company, Inc.
                                                                                                         (June 1978 - Present); and
                                                                                                         an Honorary Trustee, Mercy
                                                                                                         Hospital (1973 - Present).

Blaine E. Rieke                    Trustee      February      General Partner,               114         Morgan Chase Trust Co.
7337 E. Doubletree Ranch Rd.                    2001 -        Huntington Partners                        (January 1998 - Present).
Scottsdale, Arizona 85258                       Present       (January 1997 -
Born: 1933                                                    Present). Chairman of
                                                              the Board and Trustee
                                                              of each of the funds
                                                              managed by ING
                                                              Investment Management
                                                              Co. LLC (November 1998
                                                              - February 2001).

Roger B. Vincent                   Trustee      February      President, Springwell          114         Director, AmeriGas Propane,
7337 E. Doubletree Ranch Rd.                    2002 -        Corporation (1989 -                        Inc. (1998 - Present).
Scottsdale, Arizona 85258                       Present       Present). Formerly,
Born: 1945                                                    Director, Tatham
                                                              Offshore, Inc. (1996 -
                                                              2000).

Richard A. Wedemeyer               Trustee      October       Retired. Mr. Wedemeyer         114         Touchstone Consulting Group
7337 E. Doubletree Ranch Rd.                    1999 -        was formerly Vice                          (1997 - Present).
Scottsdale, Arizona 85258                       Present       President - Finance
Born: 1936                                      (ING May-     and Administration,
                                                flower        Channel Corporation
                                                Trust)        (June 1996 - April
                                                February      2002). Formerly, Vice
                                                2001 -        President, Operations
                                                Present       and Administration,
                                                (ING          Jim Henson Productions
                                                Mutual        (1979 - 1997);
                                                Funds)        Trustee, First Choice
                                                              Funds (1997 - 2001);
                                                              and of each of the
                                                              funds managed by ING
                                                              Investment Management
                                                              Co. LLC (1998 - 2001).

                                                 TERM OF                                  NUMBER OF
                                                OFFICE AND          PRINCIPAL           PORTFOLIOS IN              OTHER
                                POSITION(S)     LENGTH OF         OCCUPATION(S)          FUND COMPLEX          DIRECTORSHIPS
       NAME, ADDRESS             HELD WITH         TIME             DURING THE             OVERSEEN               HELD BY
         AND AGE                THE TRUST(S)     SERVED(1)         PAST 5 YEARS           BY TRUSTEE               TRUSTEE
         -------                ------------     ---------         ------------           ----------              -------
TRUSTEES WHO ARE "INTERESTED PERSONS"

Thomas J. McInerney(2)             Trustee      February      Chief Executive                168         Director, Equitable Life
7337 E. Doubletree Ranch Rd.                    2001 -        Officer, ING U.S.                          Insurance Co., Golden
Scottsdale, Arizona 85258                       Present       Financial Services                         American Life Insurance
Born: 1956                                                    (September 2001 -                          Co., Life Insurance Company
                                                              Present); General                          of Georgia, Midwestern
                                                              Manager and Chief                          United Life Insurance Co.,
                                                              Executive Officer, ING                     ReliaStar Life Insurance
                                                              U.S. Worksite                              Co., Security Life of
                                                              Financial Services                         Denver, Security
                                                              (December 2000 -                           Connecticut Life Insurance
                                                              Present); Member, ING                      Co., Southland Life
                                                              Americas Executive                         Insurance Co., USG Annuity
                                                              Committee (2001 -                          and Life Company, and
                                                              Present); President,                       United Life and Annuity
                                                              Chief Executive                            Insurance Co. Inc (March
                                                              Officer and Director                       2001 - Present); Director,
                                                              of Northern Life                           Ameribest Life Insurance
                                                              Insurance Company                          Co., (March 2001 to January
                                                              (March 2001 - October                      2003); Director, First
                                                              2002), ING Aeltus                          Columbine Life Insurance
                                                              Holding Company, Inc.                      Co. (March 2001 to December
                                                              (2000 - Present), ING                      2002); Member of the Board,
                                                              Retail Holding Company                     National Commission on
                                                              (1998 - Present), ING                      Retirement Policy,
                                                              Life Insurance and                         Governor's Council on
                                                              Annuity Company                            Economic Competitiveness
                                                              (September 1997 -                          and Technology of
                                                              November 2002) and ING                     Connecticut, Connecticut
                                                              Retirement Holdings,                       Business and Industry
                                                              Inc. (1997 - Present).                     Association, Bushnell;
                                                              Formerly, General                          Connecticut Forum; Metro
                                                              Manager and Chief                          Hartford Chamber of
                                                              Executive Officer, ING                     Commerce; and is Chairman,
                                                              Worksite Division                          Concerned Citizens for
                                                              (December 2000 -                           Effective Government.
                                                              October 2001),
                                                              President, ING-SCI,
                                                              Inc. (August 1997 -
                                                              December 2000);
                                                              President, Aetna
                                                              Financial Services
                                                              (August 1997 -
                                                              December 2000);

                                                 TERM OF                                  NUMBER OF
                                                OFFICE AND          PRINCIPAL           PORTFOLIOS IN              OTHER
                                POSITION(S)     LENGTH OF         OCCUPATION(S)          FUND COMPLEX          DIRECTORSHIPS
       NAME, ADDRESS             HELD WITH         TIME             DURING THE             OVERSEEN               HELD BY
         AND AGE                THE TRUST(S)     SERVED(1)         PAST 5 YEARS           BY TRUSTEE               TRUSTEE
         -------                ------------     ---------         ------------           ----------              -------
John G. Turner(3)                  Chair-       October       Chairman, Hillcrest            114         Director, Hormel Foods
7337 E. Doubletree Ranch Rd.       man          1999 -        Capital Partners (May                      Corporation (March 2000 -
Scottsdale, Arizona 85258          and          Present       2002 - Present);                           Present); Shopko Stores,
Born: 1939                         Trustee                    President, Turner                          Inc. (August 1999 -
                                                              Investment Company                         Present); and M.A.
                                                              (January 2002 -                            Mortenson Company (March
                                                              Present). Mr. Turner                       2002 Present).
                                                              was formerly Vice
                                                              Chairman of ING
                                                              Americas (2000 -
                                                              2002); Chairman and
                                                              Chief Executive
                                                              Officer of ReliaStar
                                                              Financial Corp. and
                                                              ReliaStar Life
                                                              Insurance Company
                                                              (1993 - 2000);
                                                              Chairman of ReliaStar
                                                              United Services Life
                                                              Insurance Company
                                                              (1995 - 1998);
                                                              Chairman of ReliaStar
                                                              Life Insurance Company
                                                              of New York (1995 -
                                                              2001); Chairman of
                                                              Northern Life
                                                              Insurance Company
                                                              (1992 - 2001);
                                                              Chairman and Trustee
                                                              of the Northstar
                                                              affiliated investment
                                                              companies (1993 -
                                                              2001) and Director,
                                                              Northstar Investment
                                                              Management Corporation
                                                              and its affiliates
                                                              (1993 - 1999 ).

----------------
(1) Trustees serve until their successors are duly elected and qualified, subject to the Board's retirement policy.
(2) Mr. McInerney is an "interested person," as defined under the 1940 Act, because of his affiliation with ING U.S. Financial Services and ING U.S. Worksite Financial Services, both affiliates of ING Investments.
(3) Mr. Turner is an "interested person," as defined under the 1940 Act, because of his affiliation with ING Americas, an affiliate of ING Investments, LLC.

                                                                                                        PRINCIPAL
                                                                  TERM OF OFFICE                      OCCUPATION(S)
       NAME, ADDRESS                   POSITION(S)                AND LENGTH OF                        DURING THE
         AND AGE                   HELD WITH THE TRUST            TIME SERVED(1)                     PAST FIVE YEARS
         -------                   --------------------           ---------------                    ---------------
James M. Hennessy                President and Chief          February 2001 -            President and Chief Executive Officer of
7337 E. Doubletree Ranch Rd.     Executive Officer            present                    ING Capital Corporation, LLC, ING Funds
Scottsdale, Arizona 85258                                                                Services, LLC, ING Advisors, Inc., ING
Born: 1949                       Chief Operating              February 2002 -            Investments, LLC, Lexington Funds
                                 Officer                      present                    Distributor, Inc., Express America T.C.
                                                                                         Inc. and EAMC Liquidation Corp. (since
                                 Senior Executive Vice        July 2000 - February       December 2001); Executive Vice President
                                 President                    2001                       and Chief Operating Officer of ING Funds
                                                                                         Distributor, LLC (since June 2000).
                                 Executive Vice               May 1999 - July 2000
                                 President

                                 Chief Operating Officer      July 2000 - February
                                                              2001

                                 Secretary                    May 1999 - February
                                                              2001

Michael J. Roland                Executive Vice               February 2002 -            Executive Vice President, Chief Financial
7337 E. Doubletree Ranch Rd.     President and                present                    Officer and Treasurer of ING Funds
Scottsdale, Arizona 85258        Assistant Secretary                                     Services, LLC, ING Funds Distributor, LLC,
Born: 1958                                                                               ING Advisors, Inc., ING Investments, LLC
                                 Principal Financial          May 1999 - present         (December 2001 to present), Lexington Funds
                                 Officer                                                 Distributor, Inc., Express America T.C.
                                                              May 1999 -                 Inc. and EAMC Liquidation Corp. (since
                                 Senior Vice President        February 2002              December 2001). Formerly, Executive Vice
                                                                                         President, Chief Financial Officer and
                                                                                         Treasurer of ING Quantitative Management,
                                                                                         Inc. (December 2001 to October 2002); and
                                                                                         Senior Vice President, ING Funds Services,
                                                                                         LLC, ING Investments, LLC, and ING Funds
                                                                                         Distributor, LLC (June 1998 to December
                                                                                         2001).

Stanley D. Vyner                 Executive Vice               May 1999- present          Executive Vice President of ING Advisors,
7337 E. Doubletree Ranch Rd.     President                                               Inc. and ING Investments, LLC (July 2000 to
Scottsdale, Arizona 85258                                                                present) and Chief Investment Officer of
Born: 1950                                                                               the International Portfolios, ING
                                                                                         Investments, LLC (July 1996 to present).
                                                                                         Formerly, President and Chief Executive
                                                                                         Officer of ING Investments, LLC (August
                                                                                         1996 to August 2000).

Robert S. Naka                   Senior Vice President        November 1999 -            Senior Vice President and Assistant
7337 E. Doubletree Ranch Rd.                                  present                    Secretary of ING Funds Services, LLC, ING
Scottsdale, Arizona 85258                                                                Funds Distributor, LLC, ING Advisors, Inc.,
Born: 1963                       Vice President               May 1999 - November        ING Investments, LLC (October 2001 to
                                                              1999                       present) and Lexington Funds Distributor,
                                                                                         Inc. (since December 2001). Formerly,
                                 Assistant Secretary          May 1999 - present         Senior Vice President and Assistant
                                                                                         Secretary for ING Quantitative Management,
                                                                                         Inc. (October 2001 to October 2002); Vice
                                                                                         President, ING Investments, LLC (April 1997
                                                                                         to October 1999), and ING Funds Services,
                                                                                         LLC (February 1997 to August 1999).

                                                                                                        PRINCIPAL
                                                                  TERM OF OFFICE                      OCCUPATION(S)
       NAME, ADDRESS                   POSITION(S)                AND LENGTH OF                        DURING THE
         AND AGE                   HELD WITH THE TRUST            TIME SERVED(1)                     PAST FIVE YEARS
         -------                   --------------------           ---------------                    ---------------
Kimberly A. Anderson             Senior Vice President        November 2003 -            Vice President and Assistant Secretary of
7337 E. Doubletree Ranch Rd.                                  present                    ING Funds Services, LLC, ING Funds
Scottsdale, Arizona 85258                                                                Distributor, LLC, ING Advisors, Inc., ING
Born: 1964                       Vice President               February 2001 -            Investments, LLC (since October 2001) and
                                                              November 2003              Lexington Funds Distributor, Inc. (since
                                                                                         December 2001). Formerly, Vice President
                                 Assistant Vice               November 1999 -            for ING Quantitative Management, Inc.
                                 President                    February 2001              (October 2001 to October 2002); Assistant
                                                                                         Vice President of ING Funds Services, LLC
                                 Secretary                    February 2001 -            (November 1999 to January 2001) and has
                                                              August 2003                held various other positions with ING Funds
                                                                                         Services, LLC for more than the last five
                                 Assistant Secretary          November 1999 -            years.
                                                              February 2001

Robyn L. Ichilov                 Vice President &             May 1999 - present         Vice President of ING Funds Services, LLC
7337 E. Doubletree Ranch Rd.     Treasurer                                               (October 2001 to present) and ING
Scottsdale, Arizona 85258                                                                Investments, LLC (August 1997 to present);
Born: 1967                                                                               Accounting Manager, ING Investments, LLC
                                                                                         (November 1995 to present).

J. David Greenwald               Vice President               August 2003 - present      Vice President of Mutual Fund Compliance of
7337 E. Doubletree Ranch Rd.                                                             ING Funds Services, LLC (May 2003 -
Scottsdale, Arizona 85258                                                                Present). Formerly Assistant Treasurer and
Born: 1957                                                                               Director of Mutual Fund Compliance and
                                                                                         Operations of American Skandia, A
                                                                                         Prudential Financial Company (October 1996
                                                                                         - May 2003).

Lauren D. Bensinger              Vice President               February 2003 -            Vice President and Chief Compliance
7337 E. Doubletree Ranch Rd.                                  present                    Officer, ING Funds Distributor, LLC. (July
Scottsdale, Arizona 85258                                                                1995 - Present); Vice President (February
Born: 1957                                                                               1996 - Present) and Chief Compliance
                                                                                         Officer (October 2001 - Present) ING
                                                                                         Investments, LLC; Vice President and Chief
                                                                                         Compliance Officer, ING Advisors, Inc.
                                                                                         (July 2000 - Present), Vice President and
                                                                                         Chief Compliance Officer, ING Quantitative
                                                                                         Management, Inc. (July 2000 - September
                                                                                         2002), and Vice President, ING Fund
                                                                                         Services, LLC (July 1995 - Present).

Huey P. Falgout, Jr.             Secretary                    August 2003 - present      Counsel, ING U.S. Financial Services
7337 E. Doubletree Ranch Rd.                                                             (November 2002 - Present). Formerly
Scottsdale, Arizona 85258                                                                Associate General Counsel of AIG American
Born: 1963                                                                               General (January 1999 - November 2002) and
                                                                                         Associate General Counsel of Van Kampen,
                                                                                         Inc. (April 1992 - January 1999)

Todd Modic                       Vice President               August 2003 - present      Vice President of Financial Reporting -
7337 E. Doubletree Ranch Rd.                                                             Fund Accounting of ING Funds Services, LLC
Scottsdale, Arizona 85258        Assistant Vice               August 2001 -              (September 2002 to present). Director of
Born: 1967                       President                    August 2003                Financial Reporting of ING Investments, LLC
                                                                                         ( March 2001 to September 2002). Formerly,
                                                                                         Director of Financial Reporting, Axient
                                                                                         Communications, Inc. (May 2000 to January
                                                                                         2001) and Director of Finance, Rural/Metro
                                                                                         Corporation (March 1995 to May 2000).

                                                                                                        PRINCIPAL
                                                                  TERM OF OFFICE                      OCCUPATION(S)
       NAME, ADDRESS                   POSITION(S)                AND LENGTH OF                        DURING THE
         AND AGE                   HELD WITH THE TRUST            TIME SERVED(1)                     PAST FIVE YEARS
         -------                   --------------------           ---------------                    ---------------
Susan P. Kinens                  Assistant Vice               February 2003 -            Assistant Vice President and Assistant
7337 E. Doubletree Ranch Rd.     President and                present                    Secretary, ING Funds Services, LLC
Scottsdale, Arizona 85258        Assistant Secretary                                     (December 2002 - Present); and has held
Born: 1976                                                                               various other positions with ING Funds
                                                                                         Services, LLC for more than the last five
                                                                                         years.

Maria M. Anderson                Assistant Vice President     August 2001 - present      Assistant Vice President of ING Funds
7337 E. Doubletree Ranch Rd.                                                             Services, LLC (since October 2001).
Scottsdale, Arizona 85258                                                                Formerly, Manager of Fund Accounting and
Born: 1958                                                                               Fund Compliance, ING Investments, LLC
                                                                                         (September 1999 to November 2001); and
                                                                                         Section Manager of Fund Accounting, Stein
                                                                                         Roe Mutual Funds (July 1998 to August
                                                                                         1999).

Theresa Kelety                   Assistant Secretary          August 2003 - present      Counsel, ING U.S. Financial Services (April
7337 E. Doubletree Ranch Rd.                                                             2003 - Present). Formerly, Senior Associate
Scottsdale, Arizona 85258                                                                with Shearman & Sterling (February 2000 -
Born: 1963                                                                               April 2003) and Associate with Sutherland
                                                                                         Asbill & Brennan (1996 - February 2000).

----------------
(1) The officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

ING Funds Distributor, LLC offers the funds listed below. Investors may obtain a copy of a prospectus of any ING Fund by calling ING Funds Distributor, LLC at
(800) 992-0180. Please read the prospectus carefully before investing or sending money.

INTERNATIONAL EQUITY
     ING Emerging Countries Fund
     ING Foreign Fund
     ING International Fund
     ING International Growth Fund
     ING International SmallCap Growth Fund
     ING International Value Fund
     ING Precious Metals Fund
     ING Russia Fund

INTERNATIONAL GLOBAL EQUITY
     ING Global Equity Dividend Fund
     ING Global Real Estate Fund
     ING Worldwide Growth Fund

DOMESTIC EQUITY FUNDS
     ING Disciplined LargeCap Fund
     ING Growth Fund
     ING Growth + Value Fund
     ING Growth Opportunities Fund
     ING LargeCap Growth Fund
     ING MidCap Opportunities Fund
     ING Small Company Fund
     ING SmallCap Opportunities Fund
     ING Technology Fund

DOMESTIC EQUITY INDEX FUNDS
     ING Index Plus LargeCap Fund
     ING Index Plus MidCap Fund
     ING Index Plus SmallCap Fund

DOMESTIC EQUITY VALUE FUNDS
     ING Financial Services Fund
     ING MagnaCap Fund
     ING Tax Efficient Equity Fund
     ING Value Opportunity Fund
     ING SmallCap Value Fund
     ING MidCap Value Fund

DOMESTIC EQUITY AND INCOME FUNDS
     ING Balanced Fund
     ING Convertible Fund
     ING Equity and Bond Fund
     ING Growth and Income Fund
     ING Real Estate Fund

FIXED INCOME FUNDS
     ING Bond Fund
     ING Classic Money Market Fund*
     ING Government Fund
     ING GNMA Income Fund
     ING High Yield Opportunity Fund
     ING High Yield Bond Fund
     ING Intermediate Bond Fund
     ING Lexington Money Market Trust*
     ING National Tax Exempt Bond Fund
     ING Money Market Fund*
     ING Aeltus Money Market Fund*
     ING Strategic Bond Fund

STRATEGIC ALLOCATION FUNDS
     ING Strategic Allocation Growth Fund
     ING Strategic Allocation Balanced Fund
     ING Strategic Allocation Income Fund

LOAN PARTICIPATION FUNDS
     ING Prime Rate Trust
     ING Senior Income Fund

* An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

INVESTMENT MANAGER
ING Investments, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

ADMINISTRATOR
ING Funds Services, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

DISTRIBUTOR
ING Funds Distributor, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258-2034
1-800-334-3444

TRANSFER AGENT
DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141-6368

CUSTODIAN
Bank of New York
100 Colonial Center Parkway, Suite 300
Lake Mary, FL 32746

LEGAL COUNSEL
Dechert LLC
1775 Eye Street, N.W.
Washington, D.C. 20006

INDEPENDENT AUDITORS
KPMG LLP
99 High Street
Boston, MA 02110-2371

Prospectus containing more complete information regarding the Funds, including charges and expenses, may be obtained by calling ING Funds Distributor, LLC at 1-800-992-0180. Please read the prospectus carefully before you invest or send money. The Form N-PX (Proxy Voting Record) will be available without charge, upon request, by calling 800-992-0180 on or about August 31, 2004; and on the fund's website at www.ingfunds.com; and on the SEC's website www.sec.gov.


[ING FUNDS LOGO]                                            INTLI&QAR1003-122903

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant's principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that David Putnam is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Putnam is "independent" for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. RESERVED.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. RESERVED.

ITEM 9. CONTROLS AND PROCEDURES.

(a) Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant's disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant's disclosure controls and procedures allow timely preparation and review of the information for the registrant's Form N-CSR and the officer certifications of such Form N-CSR.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10. EXHIBITS.

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b) The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Mayflower Trust



By  /s/ James M. Hennessy
  --------------------------------------------
    James M. Hennessy
    President and Chief Executive Officer

Date January 7, 2004
    ------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By  /s/ James M. Hennessy
  -----------------------------------
    James M. Hennessy
    President and Chief Executive Officer

Date January 7, 2004
    ------------------------------------------


By  /s/ Michael J. Roland
  -----------------------------------
    Michael J. Roland
    Executive Vice President and Chief Financial Officer

Date January 7, 2004
    ------------------------------------------